      As filed with the Securities and Exchange Commission on September 30, 2003
                                               Securities Act File No. 033-67852
                                       Investment Company Act File No. 811-07978

================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM N-1A

           Registration Statement Under The Securities Act Of 1933           [X]

                         Pre-Effective Amendment No.                         [ ]

                       Post-Effective Amendment No. 57                       [X]

                                     and/or

       Registration Statement Under The Investment Company Act Of 1940       [X]

                              Amendment No. 59                               [X]
                        (Check appropriate box or boxes)

                               ING MAYFLOWER TRUST
                       (Formerly Pilgrim Mayflower Trust)
                 (Exact Name of Registrant Specified in Charter)
                          7337 E. Doubletree Ranch Road
                              Scottsdale, AZ 85258
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, Including Area Code: (800) 992-0180

          Huey P. Falgout, Jr.                               With copies to:
          ING Investments, LLC                           Jeffrey S. Puretz, Esq.
     7337 E. Doubletree Ranch Road                               Dechert
          Scottsdale, AZ 85258                             1775 I Street, N.W.
(Name and Address of Agent for Service)                   Washington, DC 20006

                            ------------------------

         It is proposed that this filing will become effective (check appropriate box):

[ ]   Immediately upon filing pursuant to paragraph (b)

[ ]   60 days after filing pursuant to paragraph (a)(1)

[ ]   75 days after filing pursuant to paragraph (a)(2)

[X]   on September 30, 2003, pursuant to paragraph (b)

[ ]   on (date), pursuant to paragraph (a)(1)

[ ]   on (date), pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

================================================================================

ING MAYFLOWER TRUST

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement consists of the following papers and documents:

-     Cover Sheet

-     Contents of Registration Statement

-     Explanatory Note

-     Registrant's Domestic Equity Funds Classes A, B, C and M Prospectus

-     Registrant's Domestic Equity Funds Class Q Prospectus

-     Registrant's Domestic Equity Funds Class I Prospectus

-     Registrant's Domestic Equity Statement of Additional Information

-     Part C

-     Signature Page

-     Exhibit Index

EXPLANATORY NOTE

      This Post-Effective Amendment No. 57, filed in reliance on Rule 485(b) under the Securities Act of 1933, as amended (the "1933 Act"), to the Registration Statement on Form N-1A for ING Mayflower Trust (the "Registrant") incorporates by reference:

(1) The Registrant's International Equity and Global Equity Funds Classes A, B, C, and M Prospectus, International Equity and Global Equity Class Q Prospectus each dated March 1, 2003 and International Equity Funds Class I Prospectus dated March 1, 2003, as supplemented August 1, 2003, which were included in the Registrant's Registration Statement on Form N-1A, which was filed with the U.S. Securities and Exchange Commission ("SEC") on February 28, 2003; and

(2) The Registrant's International Equity and Global Equity Statement of Additional Information, dated March 1, 2003, as filed with the SEC on February 28, 2003.

       PROSPECTUS

    [GLOBE GRAPHIC]

       September 30, 2003


       Classes A, B, C and M
                                                  DOMESTIC EQUITY GROWTH FUNDS
                                                  ING Growth + Value Fund
                                                  ING Growth Opportunities Fund
                                                  ING LargeCap Growth Fund
                                                  ING MidCap Opportunities Fund
                                                  ING SmallCap Opportunities
                                                  Fund
                                                  ING Disciplined LargeCap Fund
                                                  DOMESTIC EQUITY VALUE FUNDS
                                                  ING Financial Services Fund
                                                  ING Large Company Value Fund
                                                  ING MagnaCap Fund
                                                  ING MidCap Value Fund
                                                  ING SmallCap Value Fund
                                                  ING Tax Efficient Equity Fund
                                                  DOMESTIC EQUITY AND INCOME
                                                  FUNDS
                                                  ING Convertible Fund
                                                  ING Equity and Bond Fund
                                                  ING Real Estate Fund

       This Prospectus contains
       important information about
       investing in the ING Funds.
       You should read it carefully
       before you invest, and keep it
       for future reference. Please
       note that your investment: is
       not a bank deposit, is not
       insured or guaranteed by the
       Federal Deposit Insurance
       Corporation (FDIC), the
       Federal Reserve Board or any
       other government agency and is
       affected by market
       fluctuations. There is no
       guarantee that the funds will
       achieve their objectives. As
       with all mutual funds, the
       U.S. Securities and Exchange
       Commission (SEC) has not
       approved or disapproved these
       securities nor has the SEC
       judged whether the information
       in this Prospectus is accurate
       or adequate. Any
       representation to the contrary
       is a criminal offense.

                                                           [ING FUNDS LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT STRATEGY



[SCALE GRAPHIC]
         RISKS



These pages contain a description of each of our Funds included in this Prospectus, including each Fund's objective, investment strategy and risks.

[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



You'll also find:

HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).


[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST



WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.


    INTRODUCTION TO THE ING FUNDS                            1
    FUNDS AT A GLANCE                                        2

    DOMESTIC EQUITY GROWTH FUNDS
    ING Growth + Value Fund                                  4
    ING Growth Opportunities Fund                            6
    ING LargeCap Growth Fund                                 8
    ING MidCap Opportunities Fund                           10
    ING SmallCap Opportunities Fund                         12
    ING Disciplined LargeCap Fund
      (Formerly ING Research Enhanced Index Fund)           14

    DOMESTIC EQUITY VALUE FUNDS
    ING Financial Services Fund                             16
    ING Large Company Value Fund                            18
    ING MagnaCap Fund                                       20
    ING MidCap Value Fund                                   22
    ING SmallCap Value Fund                                 24
    ING Tax Efficient Equity Fund                           26

    DOMESTIC EQUITY AND INCOME FUNDS
    ING Convertible Fund                                    28
    ING Equity and Bond Fund                                30
    ING Real Estate Fund                                    32

    WHAT YOU PAY TO INVEST                                  34
    SHAREHOLDER GUIDE                                       39
    MANAGEMENT OF THE FUNDS                                 46
    DIVIDENDS, DISTRIBUTIONS AND TAXES                      51
    MORE INFORMATION ABOUT RISKS                            52
    FINANCIAL HIGHLIGHTS                                    56
    WHERE TO GO FOR MORE INFORMATION                Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   INTRODUCTION TO THE ING FUNDS
--------------------------------------------------------------------------------

 Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.
                               [TELEPHONE GRAPHIC]
 If you have any questions about the ING Funds, please call your financial consultant or us at 1-800-992-0180.

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

DOMESTIC EQUITY GROWTH FUNDS

  ING's Domestic Equity Growth Funds seek long-term growth.

  They may suit you if you:

  - are investing for the long-term -- at least several years; and
  - are willing to accept higher risk in exchange for the potential for long-term growth.

DOMESTIC EQUITY VALUE FUNDS

  ING's Domestic Equity Value Funds seek capital appreciation.

  They may suit you if you:

  - are investing for the long-term -- at least several years; and
  - are willing to accept risk in exchange for the potential for long-term capital appreciation.

DOMESTIC EQUITY AND INCOME FUNDS

  ING's Domestic Equity and Income Funds seek income and growth of capital.

  They may suit you if you:

  - want both regular income and the potential for capital appreciation; and
  - are looking for growth potential, but don't feel comfortable with the level of risk associated with the Domestic Equity Growth or Domestic Equity Value Funds.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           Introduction to the ING Funds       1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, strategies and risks, which begin on page 4.


                  FUND                                                   INVESTMENT OBJECTIVE
                  -------------------------------------------------------------------------------------
DOMESTIC          ING Growth + Value Fund                                Capital appreciation
EQUITY GROWTH     Adviser: ING Investments, LLC
FUNDS

                  ING Growth Opportunities Fund                          Long-term growth of capital
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.

                  ING LargeCap Growth Fund                               Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Wellington Management Company, LLP

                  ING MidCap Opportunities Fund                          Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.

                  ING SmallCap Opportunities Fund                        Capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.

                  ING Disciplined LargeCap Fund                          Capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.

DOMESTIC          ING Financial Services Fund                            Long-term capital appreciation
EQUITY VALUE      Adviser: ING Investments, LLC
FUNDS             Sub-Adviser: Aeltus Investment Management, Inc.

                  ING Large Company Value Fund                           Long-term capital
                  Adviser: ING Investments, LLC                          appreciation, with income as a
                  Sub-Adviser: Aeltus Investment Management, Inc.        secondary objective

                  ING MagnaCap Fund                                      Growth of capital, with
                  Adviser: ING Investments, LLC                          dividend income as a secondary
                  Sub-Adviser: Aeltus Investment Management, Inc.        consideration

                  ING MidCap Value Fund                                  Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Brandes Investment Partners, LLC

                  ING SmallCap Value Fund                                Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Brandes Investment Partners, LLC

                  ING Tax Efficient Equity Fund                          Capital appreciation; high
                  Adviser: ING Investments, LLC                          total return on an after-tax
                  Sub-Adviser: Aeltus Investment Management, Inc.        basis

DOMESTIC          ING Convertible Fund                                   Maximum total return,
EQUITY AND        Adviser: ING Investments, LLC                          consisting of capital
INCOME FUNDS      Sub-Adviser: Aeltus Investment Management, Inc.        appreciation and current
                                                                         income

                  ING Equity and Bond Fund                               Long-term capital appreciation
                  Adviser: ING Investments, LLC                          and current income
                  Sub-Adviser: Aeltus Investment Management, Inc.

                  ING Real Estate Fund                                   Total return
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Clarion CRA Securities, L.P.


 2      Funds at a Glance

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------

MAIN INVESTMENTS                                          MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------
Equity securities of large-cap, mid-cap or                Price volatility and other risks that accompany an
small-cap companies with the potential for capital        investment in growth- oriented equity securities.
appreciation.

Equity securities of large-cap, mid-cap or                Price volatility and other risks that accompany an
small-cap U.S. companies believed to have growth          investment in growth- oriented equity securities.
potential.

Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to have growth potential.                                 investment in growth- oriented equity securities.

Equity securities of mid-sized U.S. companies             Price volatility and other risks that accompany an
believed to have growth potential.                        investment in equity securities of growth-oriented and
                                                          mid-sized companies. Particularly sensitive to price swings during periods of economic uncertainty.

Equity securities of smaller, lesser-known U.S.           Price volatility and other risks that accompany an
companies believed to have growth potential.              investment in equity securities of growth-oriented and
                                                          small-sized companies. Particularly sensitive to price
                                                          swings during periods of economic uncertainty.

Equity securities of large companies included in          Price volatility and other risks that accompany an
the S&P 500 Index.                                        investment in equity securities.

Equity securities of companies principally engaged        Price volatility and other risks that accompany an
in financial services.                                    investment in equity securities. Susceptible to risks of
                                                          decline in the price of securities concentrated in the
                                                          financial services industry.

Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to be undervalued.                                        investment in equity securities.

Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to be undervalued compared to the overall stock           investment in equity securities.
market.

Equity securities of U.S. Issuers with market             Price volatility and other risks that accompany an
capitalizations between $1 billion and $5 billion,        investment in equity securities of mid-sized companies.
believed to be priced below their long-term value.

Equity securities of U.S. Issuers with market             Price volatility and other risks that accompany an
capitalizations of $1.5 billion or less believed to       investment in equity securities of small-sized companies.
be priced below their long-term value.

Equity securities whose returns depend upon stock         Price volatility and other risks that accompany an
market prices, managed in a manner that will              investment in equity securities. May not provide as high a
attempt to reduce net realized capital gains each         return before taxes as other funds, and as a result may not
year.                                                     be suitable for investors who are not subject to current
                                                          income tax.

Convertible securities as well as equities, and           Price volatility and other risks that accompany an
high-yield debt.                                          investment in equity securities. Credit, interest rate,
                                                          liquidity and other risks that accompany an investment in
                                                          convertible and debt securities, including lower quality
                                                          debt securities.

A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities. Credit, interest rate and other risks that accompany an investment in debt securities.

Common and preferred stocks of U.S. real estate           Price volatility and other risks that accompany an
investment trusts (REITs) and real estate                 investment in real estate equities and volatility due to
companies.                                                non-diversification of investments. Subject to risks similar to those associated with the direct ownership of real
                                                          estate.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       Funds at a Glance       3

                                                                         ADVISER
ING GROWTH + VALUE FUND                                     ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund invests primarily in a diversified portfolio of equity securities, including common and preferred stock.


The Fund invests in common stock of companies the portfolio managers believe are poised to rise in price. The portfolio managers use a disciplined combination of quantitative screens and bottom-up fundamental security analysis to build a broadly diversified portfolio of companies that have improving bottom lines, with reasonable valuation, whose stocks demonstrate relative strength. The focus of company analysis is upon the prospects for continuing bottom-line growth, balance sheet strength, and cash flow characteristics. A proprietary measure is used to determine relative stock price strength. A determination of reasonable valuation for individual securities is based on the judgment of the portfolio managers.


Under normal market conditions, the Fund invests at least 65% of its total assets in securities purchased on the basis of the potential for capital appreciation. These securities may be from large-cap, mid-cap, or small-cap companies.


The portfolio managers may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising. The most frequent reason to sell a security is likely to be that the portfolio managers believe a company's bottom line results or prospects have changed.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund's performance will be affected if the Portfolio Manager chooses growth companies that do not grow as quickly as hoped, or that are not as undervalued as the portfolio managers' assessment indicates. The Fund's investments in small and mid-sized companies may be more susceptible to price swings than investments in larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.



MARKET TRENDS -- from time to time, the stock market may not favor the mix of growth and value securities in which the Fund invests. Rather, the market could favor more speculative growth stocks or more value-oriented stocks.


INABILITY TO SELL SECURITIES -- securities of small and mid-sized companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 4      ING Growth + Value Fund

                                                         ING GROWTH + VALUE FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                     18.10    17.72    88.10   -13.02   -34.19   -38.81

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) ING Investments, LLC ("ING Investments") has been the Fund's investment adviser since September 1, 2000; however, prior to June 16, 2003, the Fund was advised by a sub-adviser. The Fund has been directly managed by ING Investments since June 16, 2003.


            Best and worst quarterly performance during this period:

                           4th quarter 1999:  43.50%


                            1st quarter 2001: -32.03%

             Fund's year-to-date total return as of June 30, 2003:
                                     13.56%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Russell MidCap Growth Index, the Russell MidCap Index and the Russell 2000 Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other classes will vary.



                                                                                   5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %   -42.34          -6.08                  -2.82
Class A Return After Taxes on Distributions(2)                  %   -42.35          -7.11                  -3.77
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %   -26.00          -4.07                  -1.68
Class B Return Before Taxes(3)                                  %   -42.26          -5.94                  -2.57
Class C Return Before Taxes(4)                                  %   -39.78          -5.64                  -2.57
Russell MidCap Growth Index (reflects no deduction for fees,
expenses or taxes)(5)(6)                                        %   -27.41          -1.82                   1.56(9)
Russell MidCap Index (reflects no deduction for fees,
expenses or taxes)(7)                                           %   -16.18           2.19                   5.97(9)
Russell 2000 Index (reflects no deduction for fees, expenses
or taxes)(8)                                                    %   -20.48          -1.36                   2.65(9)


(1) The Fund commenced operations on November 18, 1996.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 year returns.

(4) Reflects deduction of deferred sales charge of 1% for 1-year return.


(5) The Russell MidCap Growth Index tracks those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values, which more closely tracks the types of securities in which the Fund invests than the Russell 2000 Index.



(6) The Russell MidCap Growth Index measures the performance of those companies included in the Russell MidCap Index with relatively higher price-to-book ratios and higher forecasted growth values.



(7) The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index.



(8) The Russell 2000 Index is an unmanaged index that measures the performance of securities of smaller U.S. companies.



(9) Index return is for the period beginning December 1, 1996.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 ING Growth + Value Fund       5

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING GROWTH OPPORTUNITIES FUND                                               Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]
This Fund seeks long-term growth of capital. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund invests primarily in common stock of U.S. companies that the Sub-Adviser feels have above average prospects for growth.

Under normal market conditions, the Fund invests at least 65% of its total assets in securities purchased on the basis of the potential for capital appreciation. These securities may be from large-cap, mid-cap or small-cap companies.

The Sub-Adviser uses a disciplined combination of quantitative screens and bottom-up fundamental security analysis to build a broadly diversified portfolio of companies the Sub-Adviser believes will have improving bottom lines, with reasonable valuation, whose stocks demonstrate relative strength. The focus of company analysis is upon the prospects for continuing bottom-line growth, balance sheet strength, and cash flow characteristics. A proprietary measure is used to determine relative stock price strength. A determination of reasonable valuation for individual securities is based on the judgment of the Sub-Adviser.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising. The most frequent reason to sell a security is likely to be that the Sub-Adviser believes a company's bottom line results or prospects have been changed.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the Sub-Adviser feels have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund may invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 6      ING Growth Opportunities Fund

                                                   ING GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.


 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
10.36     -7.66    24.60    20.54    23.59    23.61    93.26   -19.11   -41.92   -33.22


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did. The figures shown for 1996 and subsequent years provide performance for Class A shares of the Fund. The figures shown for prior years provide performance for Class T shares of the Fund. Class T shares would have substantially similar annual returns as the Class A shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class A shares and Class T shares have different expenses.

            Best and worst quarterly performance during this period:

                           4th quarter 1999:  39.10%


                            1st quarter 2001: -31.28%

         Fund's year-to-date Class A total return as of June 30, 2003:
                                     13.88%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Russell MidCap Growth Index, the Russell MidCap Index and the Russell 3000 Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other classes will vary.



                                                                                   5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %   -37.05          -6.72                   2.14
Class A Return After Taxes on Distributions(2)                  %   -37.05          -8.90                  -0.65
Class A Return After Taxes on Distributions and Sale of Fund
 Shares(2)                                                      %   -22.75          -4.25                   2.01
Class B Return Before Taxes(3)                                  %   -37.01          -6.51                   2.24
Class C Return Before Taxes(4)                                  %   -34.31          -6.23                   2.26
Class T Return Before Taxes(5)                                  %   -33.62          -6.24                   3.08
Russell MidCap Growth Index (reflects no deduction for fees,
 expenses or taxes)(7)                                          %   -27.41          -1.82                   5.83(10)
Russell MidCap Index (reflects no deduction for fees,
 expenses or taxes)(6)(8)                                       %   -16.18           2.19                   9.48(10)
Russell 3000 Index (reflects no deduction for fees, expenses
 or taxes)(9)                                                   %   -21.54          -0.71                   8.28(10)



 (1) Classes A, B and C commenced operations on June 5, 1995. Class T shares are no longer offered by the Fund.

 (2) Reflects deduction of sales charge of 5.75%.
 (3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 year returns.
 (4) Reflects deduction of deferred sales charge of 1% for 1 year return.

 (5) Reflects deduction of deferred sales charge of 4% for 1 year return.


 (6) The Russell MidCap Growth Index tracks those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values, which more closely tracks the types of securities in which the Fund invests than the Russell 3000 Index.


 (7) The Russell MidCap Growth Index measures the performance of those companies included in the Russell MidCap Index with relatively higher price-to-book ratios and higher forecasted growth values.


 (8) The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index.


 (9) The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.


(10) Index return is for Classes A, B and C for the period beginning June 1, 1995. Index return for Class T is 6.71%, 9.92% and 8.94%, respectively, for the Russell MidCap Growth, the Russell MidCap and the Russell 3000 Indices for the 10 year period ended December 31, 2002.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING Growth Opportunities Fund       7

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                  Wellington Management Company,
ING LARGECAP GROWTH FUND                                                     LLP
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund normally invests at least 80% of its assets in equity securities of large U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The equity securities in which the Fund may invest include common stock, convertible securities, rights, warrants and exchange traded index funds (ETFs).


The Fund invests in the stocks of successful, large, growing companies. The Sub-Adviser considers a company to be large if its market capitalization corresponds at the time of purchase to the upper 90% of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The market capitalization of what the Sub-Adviser considers to be large companies will change with market conditions. As of June 30, 2003, this meant a market capitalization of at least $2.12 billion. Capitalization of companies in the S&P 500 Index will change with market conditions. The Fund's investment strategy is based on an assumption that stock prices over time follow earnings and companies that can sustain above average growth in earnings will outperform the growth indices and, long term, the market overall. However, markets often overreact to near term events and extrapolate recent experience into the current stock price. In this context, successful growth investing requires in-depth fundamental research in order to differentiate sustainable growth from short-lived events. This fundamental research is then combined with a rigorous price discipline.


Using a unique valuation measure in each industry, the Sub-Adviser ranks each stock based on its upside return potential relative to its down side risk. The Sub-Adviser typically purchases companies that rank in the top 25% based on this measure and sells the stocks when they fall below median.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The Fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the Sub-Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style.


MARKET TRENDS -- from time to time, the stock market may not favor the large company, growth-oriented securities in which the Fund invests. Rather, the market could favor value stocks or small company stocks, or may not favor equities at all.


RISK OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; and foreign controls on investment. These factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. markets.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security and the risk of loss due to changes in interest rates, the use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

EXCHANGE TRADED INDEX FUNDS -- ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at net asset value (NAV). Sometimes, the prices of ETFs may vary significantly from the ETF's underlying NAVs. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund will receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

 8      ING LargeCap Growth Fund

                                                        ING LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                              59.45    96.41   -19.12   -38.42   -36.41

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) ING Investments has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser. The Fund was directly managed by ING Investments from October 1, 2000 to June 2, 2003. Wellington Management Company, LLP became the Sub-Adviser to the Fund on June 2, 2003.

            Best and worst quarterly performance during this period:

                           4th quarter 1999:  45.04%


                            1st quarter 2001: -27.94%

             Fund's year-to-date total return as of June 30, 2003:
                                     16.42%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Russell 1000 Growth Index and the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other classes will vary.



                                                                                   5 YEARS                10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %  -40.07           -1.34                    0.09
Class A Return After Taxes on Distributions(2)                  %  -40.07           -1.72                   -0.27
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %  -24.60           -1.10                    0.04
Class B Return Before Taxes(3)                                  %  -39.93           -1.17                    0.35
Class C Return Before Taxes(4)                                  %  -37.41           -0.84                    0.52
Russell 1000 Growth Index (reflects no deduction for fees,
expenses or taxes)(5)                                           %  -27.88           -3.84                   -3.50(7)
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(6)                                                     %  -22.10           -0.59                   -0.10(7)


(1) The Fund commenced operations on July 21, 1997.

(2) Reflects deduction of sales charge of 5.75%.


(3) Reflects deduction of deferred sales charge of 5%, 2% and 1%, respectively, for 1 year, 5 year and Life of Class returns.


(4) Reflects deduction of deferred sales charge of 1% for the 1 year return.

(5) The Russell 1000 Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth.

(6) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(7) Index return is for the period beginning August 1, 1997.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                ING LargeCap Growth Fund       9

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING MIDCAP OPPORTUNITIES FUND                                               Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

This Fund seeks long-term capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in the common stocks of mid-sized U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund normally invests in companies that the Sub-Adviser believes have above average prospects for growth. For this Fund, mid-sized companies are companies with market capitalizations that fall within the range of companies in the Russell MidCap Growth Index. The market capitalization range will change as the market companies included in the Russell MidCap Growth Index change. The market capitalization of companies held by the Fund as of June 30, 2003 ranged from $1.0 million to $10.7 billion.


The Sub-Adviser uses a disciplined combination of quantitative screens and bottom-up fundamental security analysis to build a broadly diversified portfolio of companies the Sub-Adviser believes will have improving bottom lines, with reasonable valuation, whose stocks demonstrate relative strength. The focus of company analysis is upon the prospects for continuing bottom-line growth, balance sheet strength, and cash flow characteristics. A proprietary measure is used to determine relative stock price strength. A determination of reasonable valuation for individual securities is based on the judgment of the Sub-Adviser.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising. The most frequent reason to sell a security is likely to be that the Sub-Adviser believes a company's bottom line results or prospects have been changed.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the Sub-Adviser feels have the potential for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in mid-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the mid-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large or small company stocks, or may not favor equities at all.


The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999. There can be no assurance that these factors will be repeated.


INABILITY TO SELL SECURITIES -- securities of mid-sized companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore lose the opportunity to sell the securities at a desirable price.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 10      ING MidCap Opportunities Fund

                                                   ING MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                        YEAR BY YEAR TOTAL RETURN (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                      103.24    -0.35   -37.24   -28.00

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

            Best and worst quarterly performance during this period:

                           4th quarter 1999:  44.90%


                           3rd quarter 2001: -30.57%

             Fund's year-to-date total return as of June 30, 2003:
                                     17.94%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Russell MidCap Growth Index and the Russell MidCap Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other classes will vary.



                                                                                     5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %   -32.13             2.58                    N/A
Class A Return After Taxes on Distributions(2)                  %   -32.13             0.05                    N/A
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %   -19.73             1.70                    N/A
Class B Return Before Taxes(3)                                  %   -32.05             3.01                    N/A
Class C Return Before Taxes(4)                                  %   -29.23             3.27                    N/A
Russell MidCap Growth Index (reflects no deduction for fees,
expenses or taxes)(5)                                           %   -27.41             1.20(7)                 N/A
Russell MidCap Index (reflects no deduction for fees,
expenses or taxes)(6)                                           %   -16.18             5.80(7)                 N/A


(1) The Fund commenced operations on August 20, 1998.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and Life of Class returns.

(4) Reflects deduction of deferred sales charge of 1% for 1 year return.

(5) The Russell MidCap Growth Index measures the performance of those companies included in the Russell MidCap Index with relatively higher price-to-book ratios and higher forecasted growth values.


(6) The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index.



(7) Index return is for the period beginning September 1, 1998.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING MidCap Opportunities Fund       11

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING SMALLCAP OPPORTUNITIES FUND                                             Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in the common stock of smaller, lesser-known U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund normally invests in companies that the Sub-Adviser believes have above average prospects for growth. For this Fund, smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000 Growth Index, which is an index that measures the performance of small growth companies. The market capitalization range will change with market conditions as the range of the companies included in the Russell 2000 Growth Index changes. The market capitalization of companies held by the Fund as of June 30, 2003 ranged from $29 million to $1.7 billion.


The Sub-Adviser uses a disciplined combination of quantitative screens and bottom-up fundamental security analysis to build a broadly diversified portfolio of companies the Sub-Adviser believes will have improving bottom lines, with reasonable valuation, whose stocks demonstrate relative strength. The focus of company analysis is upon the prospects for continuing bottom-line growth, balance sheet strength, and cash flow characteristics. A proprietary measure is used to determine relative stock price strength. A determination of reasonable valuation for individual securities is based on the judgment of the Sub-Adviser.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising. The most frequent reason to sell a security is likely to be that the Sub-Adviser believes a company's bottom line results or prospects have been changed.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the Sub-Adviser feels have above average prospects for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in smaller companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the small-sized growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large company stocks, or may not favor equities at all.


The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999. There can be no assurance that these factors will be repeated.


INABILITY TO SELL SECURITIES -- securities of smaller companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 12      ING SmallCap Opportunities Fund

                                                 ING SMALLCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
20.16     -4.86    11.34    18.16    14.92    7.59    146.94    -6.04   -33.49   -45.45

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did. The figures shown for 1996 and subsequent years provide performance for Class A shares of the Fund. The figures shown for prior years provide performance for Class T shares of the Fund. Class T shares would have substantially similar annual returns as the Class A shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class A shares and Class T shares have different expenses.

            Best and worst quarterly performance during this period:

                           4th quarter 1999:  68.12%


                           3rd quarter 2001: -30.21%

             Fund's year-to-date total return as of June 30, 2003:
                                     13.12%

                          AVERAGE ANNUAL TOTAL RETURNS

          (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Russell 2000 Growth Index and the Russell 2000 Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other classes will vary.




                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %  -48.58         -3.11                   3.53
Class A Return After Taxes on Distributions(2)                  %  -48.59         -5.70                   1.46
Class A Return After Taxes on Distributions and Sale of Fund
 Shares(2)                                                      %  -29.83         -2.38                   2.87
Class B Return Before Taxes(3)                                  %  -48.54         -2.90                   3.62
Class C Return Before Taxes(4)                                  %  -46.36         -2.67                   3.60
Class T Return Before Taxes(5)                                  %  -47.97         -2.55                   4.15
Russell 2000 Growth Index (reflects no deductions for fees,
 expenses or taxes)(6)                                          %  -30.26         -6.59                   1.02(8)
Russell 2000 Index (reflects no deduction for fees, expenses
 or taxes)(7)                                                   %  -20.48         -1.36                   6.15(8)


(1) Classes A, B and C commenced operations on June 5, 1995. Class T shares are no longer offered by the Fund.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 year returns.

(4) Reflects deduction of deferred sales charge of 1% for 1 year return.


(5) Reflects deduction of deferred sales charge of 4% for 1 year return.



(6) The Russell 2000 Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater-than-average growth orientation.



(7) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.



(8) Index return is for Classes A, B and C for the period beginning June 1, 1995. Index return for Class T is 2.62% and 7.16%, respectively, for the Russell 2000 Growth and the Russell 2000 Indices for the 10 year period ended December 31, 2002.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                        ING SmallCap Opportunities Fund       13

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING DISCIPLINED LARGECAP FUND                                                Inc
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund normally invests at least 80% of its total assets in common stocks included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.


In managing the Fund, the Sub-Adviser attempts to achieve the Fund's investment objective by overweighting those stocks in the S&P 500 Index that it believes will outperform the index, and underweighting (or avoiding altogether) those stocks that it believes will underperform the index. The market capitalization of those stocks that the Sub-Adviser believes will outperform the S&P 500 Index will change with market conditions. As of June 30, 2003, this meant the Sub-Adviser targeted companies with a market capitalization of at least $414 million. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria such as the financial strength of each company and its potential for strong, sustained earnings growth. The Sub-Adviser expects that there will be a correlation between the performance of the Fund and that of the S&P 500 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g. price-to-earnings ratio and dividend yield) which approximate those of the S&P 500 Index.


The Fund may also invest in certain higher-risk investments, including derivatives (generally, these investments will be limited to S&P 500 Index futures and or options on futures of the S&P 500 Index).

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.



The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The Sub-Adviser tries to remain fully invested in companies included in the S&P 500 Index, and generally does not change this strategy even temporarily, which could make the Fund more susceptible to poor market conditions.

MARKET TRENDS -- from time to time, the stock market may not favor the large company, growth-oriented securities in which the Fund invests. Rather, the market could favor value stocks or small company stocks, or may not favor equities at all.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.



PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.


 14      ING Disciplined LargeCap Fund

                                                   ING DISCIPLINED LARGECAP FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                     YEAR BY YEAR TOTAL RETURN (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                       18.59   -12.79   -12.16   -22.48

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to August 1, 2001, the Fund was managed by a different sub-adviser.
(3) Effective June 1, 2003, the Fund changed its name to ING Disciplined LargeCap Fund. Prior to June 1, 2003, the name of the Fund was ING Research Enhanced Index Fund.

            Best and worst quarterly performance during this period:

                           4th quarter 1999:  12.41%


                           3rd quarter 2002: -17.56%

             Fund's year-to-date total return as of June 30, 2003:
                                     10.14%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other classes will vary.



                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %  -26.93           -9.57                   N/A
Class A Return After Taxes on Distributions(2)                  %  -26.93           -9.67                   N/A
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %  -16.54           -7.43                   N/A
Class B Return Before Taxes(3)                                  %  -26.82           -9.30                   N/A
Class C Return Before Taxes(4)                                  %  -23.73           -8.85                   N/A
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %  -22.10           -6.78(6)                N/A


(1) The Fund commenced operations on December 30, 1998.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and Life of Class returns.

(4) Reflects deduction of deferred sales charge of 1% for the 1 year return.

(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(6) Index return is for the period beginning January 1, 1999.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING Disciplined LargeCap Fund       15

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING FINANCIAL SERVICES FUND                                                 Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks long-term capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund invests, under normal market conditions, at least 80% of its assets in equity securities and equity equivalent securities of companies principally engaged in financial services. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. For purposes of the Fund's investment strategy, financial services companies are companies that derive at least 50% of their total revenues or earnings from business operations in or directly related to financial services. The equity securities in which the Fund invests are normally common stocks, but may also include preferred stocks, warrants, and convertible securities. As a general matter, the Fund expects these investments to be in common stocks of large, mid-sized, and small companies.

Financial services companies may include, but are not limited to the following: banks; bank holding companies; investment banks; trust companies; insurance companies; insurance brokers; finance companies; securities broker-dealers; electronic trading networks; investment management firms; custodians of financial assets; companies engaged in trading, dealing or managing commodities; companies that invest significantly in or deal in financial instruments; government-sponsored financial enterprises; real estate investment trusts; thrifts and savings banks; mortgage companies; title companies; conglomerates with significant interests in financial services companies; foreign financial services companies; companies that process financial transactions; administrators of financial products or services; companies that render services primarily to other financial services companies; companies that produce, sell, or market software or hardware related to financial services or products or directed to financial services companies; suppliers to financial services companies; and other companies whose assets or earnings can be significantly affected by financial instruments or services.

The Fund may invest the remaining 20% of its assets in equity or debt securities of financial services companies or companies that are not financial services companies, and in money market instruments. The Fund may also invest in savings accounts of mutual thrifts that may allow the Fund to participate in potential future stock conversions of the thrift.


The Sub-Adviser emphasizes a value approach, and selects securities that are undervalued relative to the market and have potential for future growth, including securities of institutions that the Sub-Adviser believes are well positioned to take advantage of investment opportunities in the financial services industry.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may invest in small and mid-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the value-oriented securities in which the Fund invests. Rather, the market could favor growth-oriented stocks, or may not favor equities at all.

RISKS OF CONCENTRATION -- because the Fund's investments are concentrated in the financial services industry, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated. If securities of financial services companies as a group fall out of favor, the Fund could underperform funds that have greater industry diversification.

CHANGES IN INTEREST RATES -- because the profitability of financial services companies may be largely dependent on the availability and cost of capital, which fluctuates significantly in responses to changes in interest rates and general economic conditions, the value of the Fund's securities may fall when interest rates rise.

ILLIQUID SECURITIES -- if a security is illiquid, the Fund might be unable to sell the security at a time when the Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition.

CONVERTIBLE AND DEBT SECURITIES -- the value of convertible and debt securities may fall when interest rates rise. Convertible and debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible and debt securities with shorter maturities. The Fund could lose money if the issuer of a convertible and debt security is unable to meet its financial obligations or goes bankrupt.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks and securities depositories than those in the U.S.; and foreign controls on investment. These factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

INABILITY TO SELL SECURITIES -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

 16      ING Financial Services Fund

                                                     ING FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
7.79      -1.89    46.69    41.10    64.86    -1.83   -18.64    27.79    11.53   -13.54

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to October 17, 1997, the Fund operated as a closed-end investment company. Prior to May 22, 2001, the Fund operated under a different investment strategy.

            Best and worst quarterly performance during this period:

                           3rd quarter 2000:  20.41%


                           3rd quarter 1998: -19.30%

             Fund's year-to-date total return as of June 30, 2003:
                                     11.67%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Standard & Poor's Financials Index (S&P Financials Index) and the S&P 500 Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other classes will vary.



                                                                                                          10 YEARS
                                                                                     5 YEARS            (OR LIFE OF
                                                                    1 YEAR     (OR LIFE OF CLASS)        CLASS)(1)
Class A Return Before Taxes(2)                                  %   -18.51            -1.54                12.58
Class A Return After Taxes on Distributions(2)                  %   -19.67            -3.29                 9.88
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %   -10.47            -1.51                 9.67
Class B Return Before Taxes(3)                                  %   -18.24            -1.40                 0.96
S&P Financials Index (reflects no deduction for fees,
  expenses or taxes)(4)                                         %   -14.64             2.52                14.05(6)
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %   -22.10            -0.59                 9.34(6)


 (1) Class B commenced operations on October 20, 1997.
 (2) Reflects deduction of sales charge of 5.75%.
 (3) Reflects deduction of deferred sales charge of 5%, 2% and 1%, respectively, for 1 year, 5 year, and life of class returns.
 (4) The S&P Financials Index is a capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the S&P 500 Index.
 (5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

 (6) Index return is for Class A for the 10 year period ended December 31, 2002. The S&P Financials Index return for Class B is 4.19% and the S&P 500 Index return for Class B is 0.64% for the period beginning November 1, 1997.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            ING Financial Services Fund       17

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING LARGE COMPANY VALUE FUND                                                Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund's principal investment objective is long-term capital appreciation, with income as a secondary objective.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund will normally invest at least 80% of its assets in common stock of large companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund normally invests in companies that the Sub-Adviser considers to be undervalued compared to the overall stock market. The Sub-Adviser considers large companies to consist of the 500 largest U.S. companies, as measured by total revenues, net assets, cash flow, or earnings, or the 1,000 largest companies, as measured by equity market capitalization. Within this universe of large, well-established companies, the Sub-Adviser will use a disciplined value approach to select investments that the Sub-Adviser considers to be undervalued compared to the overall stock market. The Sub-Adviser also analyzes candidates for investment for some catalyst or vector of change that may spark an increase in the share price.

The Fund may invest the remaining 20% of its assets in other types of securities, including foreign securities and smaller companies. The equity securities in which the Fund may invest include common stock, convertible securities, rights, warrants, and exchange traded index funds (ETFs). To the degree that the Fund invests assets in non-U.S. securities, it may hedge the currency risk of these holdings with the use of forward contracts or options on currencies. Although the Fund normally will be invested as fully as practicable in equity securities, assets that are not invested in equity securities may be invested in high quality debt securities including bonds, notes, debentures, and short-term investments.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

PENDING MERGER -- subject to shareholder approval, the Fund's Board of Trustees has approved the reorganization of the Fund into ING MagnaCap Fund. You could therefore ultimately hold shares of that Fund. For more information regarding ING MagnaCap Fund please refer to the information contained on page 20 of this Prospectus specific to that Fund or contact a Shareholder Services Representative at 1-800-992-0180.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The Fund also may invest in small and mid-sized companies, which may be more susceptible to price swings because they have fewer financial resources, more limited product and market diversification, and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the large company value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S.; and foreign controls on investment.

CHANGES IN INTEREST RATES -- the value of the Fund's convertible or debt securities may fall when interest rates rise. Convertible or debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible or debt securities with shorter durations.

CREDIT RISK -- the Fund could lose money if the issuer of a convertible or debt security is unable to meet its financial obligations or goes bankrupt.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns to the Fund.

EXCHANGE TRADED INDEX FUNDS -- ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at net asset value (NAV). Sometimes, the prices of ETFs may vary significantly from the ETFs' underlying NAVs. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund will receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.

 18      ING Large Company Value Fund

                                                    ING LARGE COMPANY VALUE FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
13.22     -3.11    22.57    26.46    30.36    21.42    15.54    -3.13   -14.06   -26.46


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as Class A shares.
(3) Effective March 1, 2002, the Fund changed its name to Large Company Value Fund. Prior to that date, the name of the Fund was "Pilgrim Growth and Income Fund."

            Best and worst quarterly performance during this period:

                           4th quarter 1998:  21.91%


                           3rd quarter 2002: -24.80%

             Fund's year-to-date total return as of June 30, 2003:
                                     10.39%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Russell 1000 Value Index, the Russell 1000 Index and the Standard and Poor's Barra Value Index (S&P Barra Value Index). The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.



                                                                                     5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %   -30.70             -4.14                 6.02
Class A Return After Taxes on Distributions(2)                  %   -30.78             -5.94                 3.23
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %   -18.85             -2.78                 4.47
Class B Return Before Taxes(3)                                  %   -30.67            -23.20                  N/A
Class C Return Before Taxes(4)                                  %   -27.69            -22.33                  N/A
Russell 1000 Value Index (reflects no deduction for fees,
expenses or taxes)(5)(6)                                        %   -15.52              1.16(9)             10.81(9)
Russell 1000 Index (reflects no deduction for fees, expenses
or taxes)(7)                                                    %   -21.65             -0.58(9)              9.18(9)
S&P Barra Value Index (reflects no deduction for fees,
expenses or taxes)(8)                                           %   -20.86             -0.85(10)             9.39(10)


(1) Class B shares of the Fund commenced operations on August 22, 2000. Class C shares of the Fund commenced operations on September 26, 2000.
(2) Reflects deductions of sales charge of 5.75%.
(3) Reflects deduction of sales charge of 5% and 3%, respectively, for the 1 year and life of class returns.
(4) Reflects deduction of deferred sales charge of 1% for 1 year return.

(5) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, which more closely tracks the types of securities in which the Fund invests than the S&P Barra Value Index.


(6) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.


(7) The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.


 (8) The S&P Barra Value Index is a capitalization weighted index of all stocks in the S&P 500 Index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500 Index is in the S&P Barra Value Index.


 (9) Index return is for Class A for the 10 year period ended December 31, 2002. The Russell 1000 Value Index return for Class B is -7.50% and the Russell 1000 Index return for Class B is -20.00% for the period beginning September 1, 2000. The Russell 1000 Value Index return for Class C is -8.13% and the Russell 1000 Index return for Class C is -18.96% for the period beginning October 1, 2000.


(10) Index return is for Class A for the 10 year period ended December 31, 2002. The S&P Barra Value Index return for Class B is -13.65% for the period beginning September 1, 2000. The S&P Barra Value Index return for Class C is -14.11% for the period beginning October 1, 2000.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING Large Company Value Fund       19

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING MAGNACAP FUND                                                           Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks growth of capital, with dividend income as a secondary consideration. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund will normally invest at least 80% of its assets in common stock of large companies. The Fund will provide shareholders with at least 60 day's prior notice of any change in this investment policy.


Large companies are those included in the 500 largest U.S. companies, as measured by total revenues, net assets, cash flow or earnings, or the 1000 largest companies as measured by equity market capitalization. The market capitalization of what the Sub-Adviser considers to be large companies will change with market conditions. As of June 30, 2003, this meant a market capitalization of at least $2.0 billion.


The Fund normally invests in companies that the Sub-Adviser, using a disciplined value approach, considers to be undervalued compared to the overall stock market. Among the criteria the Sub-Adviser will consider are whether a company has increased dividends or had the financial capability to have increased dividends over the past 10 years. The Sub-Adviser also analyzes candidates for investment for some catalyst or vector of change that may lead to an increase in the share price.


The equity securities in which the Fund may invest include common stocks, convertible securities, and rights or warrants. The Fund may invest the remaining 20% of its assets in other types of securities including foreign securities and smaller companies. Although the Fund normally will be invested as fully as practicable in equity securities, assets that are not invested in equity securities may be invested in high quality debt securities.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

MARKET TRENDS -- from time to time, the stock market may not favor the value securities that meet the Fund's disciplined investment criteria. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

CONVERTIBLE AND DEBT SECURITIES -- the value of convertible and debt securities may fall when interest rates rise. Convertible and debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible and debt securities with shorter maturities. The Fund could lose money if the issuer of a convertible and debt security is unable to meet its financial obligations or goes bankrupt.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

 20      ING MagnaCap Fund

                                                               ING MAGNACAP FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
9.25      4.15     35.22    18.51    27.73    16.09    12.20    1.23    -14.46   -23.82





(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective September 30, 2003, ING MagnaCap Fund changed its investment strategies. Prior to this date, the investment strategies for the Fund were different, although attractive valuation characteristics were part of the prior strategy. In particular, under the former investment strategy, at least 80% of the Fund's assets were invested in companies that met three criteria: (1) attractive valuation characteristics; (2) a strong balance sheet; and (3) the company had increased its dividends or had the capability to have increased its dividends over the past 10 years.

            Best and worst quarterly performance during this period:

                           4th quarter 1998:  18.93%


                           3rd quarter 2002: -24.28%

             Fund's year-to-date total return as of June 30, 2003:
                                     11.80%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Russell 1000 Value Index, the Russell 1000 Index and the S&P Barra Value Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other classes will vary.



                                                                                     5 YEARS                10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %   -28.18            -4.13                    6.55
Class A Return After Taxes on Distributions(2)                  %   -28.28            -6.11                    3.70
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %   -17.30            -2.78                    5.07
Class B Return Before Taxes(3)                                  %   -28.09            -3.90                    4.64
Class C Return Before Taxes(4)                                  %   -25.04            -9.99                     N/A
Class M Return Before Taxes(5)                                  %   -26.77            -4.08                    4.41
Russell 1000 Value Index (reflects no deduction for fees,
expenses or taxes)(6)(7)                                        %   -15.52             1.16(10)               10.81(10)
Russell 1000 Index (reflects no deduction for fees, expenses
or taxes)(8)                                                    %   -21.65            -0.58(10)                9.18(10)
S&P Barra Value Index (reflects no deduction for fees,
expenses or taxes)(9)                                           %   -20.86            -0.85(11)                9.39(11)


(1) Class C commenced operations on June 1, 1999. Class B and Class M commenced operations on July 17, 1995.
(2) Reflects deduction of sales charge of 5.75%.
(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 year returns.
(4) Reflects deduction of deferred sales charge of 1% for the 1 year return.
(5) Reflects deduction of sales charge of 3.5%.

(6) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, which more closely tracks the types of securities in which the Fund invests than the S&P Barra Value Index.


(7) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.


(8) The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.


(9) The S&P Barra Value Index is a capitalization weighted index of all stocks in the S&P 500 Index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500 Index is in the S&P Barra Value Index.


(10) Index return is for Class A for the 10 year period ended December 31, 2002. The Russell 1000 Value Index return for Class B is 9.83% and the Russell 1000 Index return for Class B is 8.29% for the period beginning July 1, 1995. The Russell 1000 Value Index return for Class C is -4.90% and the Russell 1000 Index return for Class C is -8.74% for the period beginning June 1, 1999. The Russell 1000 Value Index return for Class M is 9.83% and the Russell 1000 Index return for Class M is 8.29% for the period beginning July 1, 1995.


(11) Index return is for Class A for the 10 year period ended December 31, 2002. The S&P Barra Value Index return for Classes B and M is 7.72% and 7.72% for the period beginning July 1, 1995, respectively. The S&P Barra Value Index return for Class C is -7.32% for the period beginning June 1, 1999.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      ING MagnaCap Fund       21

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING MIDCAP VALUE FUND                           Brandes Investment Partners, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks long-term capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of U.S. issuers with equity market capitalizations greater than $1 billion but no greater than $5 billion at the time of purchase. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Sub-Adviser applies the technique of "value investing" by seeking stocks that their research indicates are priced below their long-term value.

The equity securities in which the Fund may invest include common and preferred stocks, warrants and convertible securities.

The Fund may typically invest up to the greater of:

- 20% of its assets in any particular industry at the time of purchase, or

- 150% of the weighting of such industry as represented in the Russell MidCap Index at the time of purchase, as long as the Fund meets any industry concentration or diversification requirements under the Investment Company Act of 1940.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in mid-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the mid-cap value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or large or small company stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of mid-sized companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

 22      ING MidCap Value Fund

                                                           ING MIDCAP VALUE FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 Since the ING MidCap Value Fund has not had a full year of operations as of December 31, 2002, there is no performance information included in this Prospectus.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING MidCap Value Fund       23

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING SMALLCAP VALUE FUND                         Brandes Investment Partners, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks long-term capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of U.S. issuers with equity market capitalizations of $1.5 billion or less at the time of purchase. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Sub-Adviser applies the technique of "value investing" by seeking stocks that its research indicates are priced below their long-term value.

The equity securities in which the Fund may invest include common and preferred stocks, warrants and convertible securities.

The Fund may typically invest up to the greater of:

- 20% of its assets in any particular industry at the time of purchase, or
- 150% of the weighting of such industry as represented in the Russell 2000 Index at the time of purchase, as long as the Fund meets any industry concentration or diversification requirements under the Investment Company Act of 1940.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in small companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the small-cap value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or large company stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of smaller companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive changes in interest rates, usually making them more volatile than convertible securities with shorter maturities.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

 24      ING SmallCap Value Fund

                                                         ING SMALLCAP VALUE FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 Since the ING SmallCap Value Fund has not had a full year of operations as of December 31, 2002, there is no performance information included in this Prospectus.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                ING SmallCap Value Fund       25

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING TAX EFFICIENT EQUITY FUND                                               Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks capital appreciation. The Fund seeks to provide taxable investors with a high total return on an after-tax basis. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Fund will operate as a diversified fund and invest at least 80% of its total assets in a portfolio of equity securities whose returns fluctuate with rising and falling stock market prices. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Sub-Adviser will manage the Fund's portfolio in a manner that will attempt to reduce net realized capital gains each year. An emphasis will be placed on common stocks of companies which the Sub-Adviser believes to have superior appreciation potential. As a general matter, the Fund expects these investments to be in common stocks of large, mid-sized, and small companies.

In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined investment process, combining macroeconomic analysis and fundamental company research that seeks to identify growth at a reasonable price:

- The Sub-Adviser first determines the outlook for market sectors and industries based on business cycle characteristics.

- The Sub-Adviser next searches for companies with improving fundamentals.

- Finally, the Sub-Adviser assesses company stock prices relative to their inherent value, taking into account their expected earnings growth rates and to the overall equity markets.

The Sub-Adviser attempts to minimize tax consequences to investors by focusing on non-dividend paying or low-dividend paying stocks and by reducing annual portfolio turnover.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others.

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The Fund also may invest in small and mid-sized companies, which may be more susceptible to price swings because they have fewer financial resources, more limited product and market diversification, and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the securities that meet the Fund's disciplined investment criteria. Rather, the market could favor growth-oriented stocks or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

TAX EFFICIENT MANAGEMENT -- the Fund is managed to provide high after-tax returns. Therefore, it may not provide as high a return before tax as other funds, and as a result may not be suitable for investors who are not subject to current income tax (for example, those investing through a tax-deferred retirement account, such as an IRA or a 401(k) Plan).

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

 26      ING Tax Efficient Equity Fund

                                                   ING TAX EFFICIENT EQUITY FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURN (%)(1)(2)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                       18.53    -8.21    -8.16   -26.66

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to April 30, 2001, ING Mutual Funds Management Co. LLC served as the Fund's investment adviser. Effective April 30, 2001 ING Mutual Funds Management Co. LLC merged with ING Investments, LLC, and ING Investments, LLC became the Fund's investment adviser. However, prior to March 15, 2002, the Fund was managed by a sub-adviser.

            Best and worst quarterly performance during this period:

                           4th quarter 1999:  11.98%


                           3rd quarter 2002: -17.40%

             Fund's year-to-date total return as of June 30, 2003:
                                     11.35%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)
The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.



                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %  -30.86           -7.05                    N/A
Class A Return After Taxes on Distributions(2)                  %  -30.87           -7.11                    N/A
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %  -18.95           -5.52                    N/A
Class B Return Before Taxes(3)                                  %  -30.78           -6.69                    N/A
Class C Return Before Taxes(4)                                  %  -27.95           -6.34                    N/A
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %  -22.10           -6.78(6)                 N/A



(1) The Fund commenced operations on December 15, 1998.


(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and Life of Class returns.

(4) Reflects deduction of deferred sales charge of 1% for the 1-year return.

(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(6) Index return is for the period beginning January 1, 1999.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING Tax Efficient Equity Fund       27

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING CONVERTIBLE FUND                                                        Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks maximum total return, consisting of capital appreciation and current income.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal conditions, the Fund invests at least 80% of its assets in convertible securities. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Convertible securities are generally preferred stock or other securities, including debt securities, that are convertible into common stock. The Fund emphasizes companies with market capitalizations above $500 million. The convertible debt securities in which the Fund invests may be rated below investment grade (high risk instruments), or, if not rated, may be of comparable quality. There is no minimum credit rating for securities in which the Fund may invest. Through investments in convertible securities, the Fund seeks to capture the upside potential of the underlying equities with less downside exposure.

The Fund may also invest up to 20% of its total assets in common and nonconvertible preferred stocks, and in nonconvertible debt securities, which may include high yield debt (commonly known as junk bonds) rated below investment grade, or of comparable quality if unrated. The Fund may also invest in securities issued by the U.S. government and its agencies and instrumentalities. Most but not all of the bonds in which the Fund invests have a remaining maturity of 10 years or less, or, in the case of convertible debt securities, have a remaining maturity or may be put back to the issuer in 10 years or less.

In evaluating convertible securities, the Fund's Sub-Adviser evaluates each security's investment characteristics as a fixed income instrument as well as its potential for capital appreciation.

In analyzing specific companies for possible investment, the Sub-Adviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Sub-Adviser usually considers whether to sell a particular security when any of those factors materially changes.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Convertible securities have investment characteristics of both equity and debt securities. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

CHANGES IN INTEREST RATES -- the value of the convertible and debt securities held by the Fund may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in securities with intermediate and long terms to maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive to interest rate changes than a fixed rate corporate bond.

CREDIT RISK -- the Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than many bond funds, because the convertible securities and debt securities in which it invests may be lower-rated securities.

INABILITY TO SELL SECURITIES -- convertible securities, smaller company securities, and high yield securities may be less liquid than other investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


 28      ING Convertible Fund

                                                            ING CONVERTIBLE FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
          -8.23    21.67    20.29    22.58    20.86    50.20    -9.03   -12.58    -6.18


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) ING Investments has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser.

            Best and worst quarterly performance during this period:

                           4th quarter 1999:  34.59%


                           4th quarter 2000: -16.02%

             Fund's year-to-date total return as of June 30, 2003:
                                     12.79%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Merrill Lynch All Convertibles Excluding Mandatory All Qualities Index (the "ML Convert Index") and the First Boston Convertible Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other classes will vary.



                                                                                   5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %   -11.58           5.01                  10.26
Class A Return After Taxes on Distributions(2)                  %   -12.22           2.07                   7.33
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %    -7.11           3.37                   7.51
Class B Return Before Taxes(3)                                  %   -11.39           5.37                  10.84
Class C Return Before Taxes(4)                                  %    -7.68           5.61                  10.23
ML Convert Index (reflects no deduction for fees, expenses
or taxes)(5)(6)                                                 %    -4.95           4.71                   8.39(8)
First Boston Convertible Index (reflects no deduction for
fees, expenses or taxes)(7)                                     %    -6.30           4.77                   8.20(8)


(1) Classes A and C commenced operations on April 19, 1993. Class B commenced operations on May 31, 1995.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 year returns.

(4) Reflects deduction of deferred sales charge of 1% for the 1 year return.


(5) The ML Convert Index is more representative of the overall convertible market, because it includes many convertible securities that are excluded by the First Boston Convertible Index.



(6) The ML Convert Index is a market capitalization-weighted index including non-mandatory domestic corporate convertible securities with at least an original par of $50 million or a $50 million market value; securities dropping below a market value of $40 million are excluded. Securities must be convertible into U.S. denominated common stocks, American Depositary Receipts, or cash equivalent to be included. The ML Convert Index includes approximately 550 convertible securities and is updated and available daily, lending itself to daily performance attribution.



(7) The First Boston Convertible Index is an unmanaged index that measures the performance of a universe of convertible securities that are similar, but not identical, to those in the Fund's portfolio.



(8) The ML Convert Index return is for Classes A and C for the period beginning May 1, 1993. The ML Convert Index return for Class B is 8.90% for the period beginning June 1, 1995. The First Boston Convertible Index return is for Classes A and C for the period beginning May 1, 1993. The First Boston Convertible Index return for Class B is 7.99% for the period beginning June 1, 1995.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   ING Convertible Fund       29

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING EQUITY AND BOND FUND                                                    Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks a balance of long-term capital appreciation and current income.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund's Sub-Adviser actively manages a blended portfolio of equity and debt securities with an emphasis on overall total return. The Fund normally invests at least 80% of its assets in equity securities and bonds. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund normally maintains 40% to 60% of its assets in equity securities of large companies that the Sub-Adviser believes are leaders in their industries. The Fund normally seeks a target allocation of 50%, although this may vary with market conditions. The Sub-Adviser considers whether these companies have a sustainable competitive edge. The Sub-Adviser emphasizes a value approach in equity selection, and seeks securities whose prices in relation to projected earnings are believed to be reasonable in comparison to the market. For this Fund, a company with market capitalization of over $5 billion is considered to be a large company, although the Fund may also invest to a limited degree in companies that have a market capitalization between $1 billion and $5 billion.


The remainder of the Fund's assets are normally invested in debt securities of any maturity issued by corporations or other business entities and the U.S. Government, its agencies and instrumentalities, and government sponsored enterprises.

A portion of the Fund's net assets (up to 35%) may be invested in high yield debt securities (commonly known as junk bonds) rated below investment grade (i.e., lower than the four-highest rating categories) by a nationally recognized statistical rating agency, or of comparable quality if unrated. There is no minimum credit quality for the high yield debt securities in which the Fund may invest. The Fund may invest up to 10% of its assets in other investment companies that invest in secured floating rate loans, including up to 5% of its assets in ING Prime Rate Trust, a closed-end investment company. The Fund may invest up to 20% of its total assets in foreign securities. The Fund may use options on securities, securities indices, interest rates and foreign currencies as a hedging technique or in furtherance of its investment objective. The Fund may invest up to 35% of its net assets in zero coupon securities.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund also may invest in smaller companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the large company value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

CHANGES IN INTEREST RATES -- the value of debt securities can change in response to changes in interest rates. The value of the debt securities held by the Fund may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. Zero coupon securities are particularly sensitive to changes in interest rates.


CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund may be subject to more credit risk than the other income funds, because it may invest in high yield debt securities, commonly referred to as junk bonds, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns.


INABILITY TO SELL SECURITIES -- high yield securities and securities of smaller companies may be less liquid than other investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political and economic conditions; a lack of adequate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; and foreign controls on investment.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

OTHER INVESTMENT COMPANIES -- because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 30      ING Equity and Bond Fund

                                                        ING EQUITY AND BOND FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
          -6.29    23.43    16.39    20.50    23.35    8.48     -3.23    -5.19   -11.44

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to May 24, 1999, a different adviser managed the Fund.
(3) Effective September 23, 2002, the Fund changed its name from Equity and Income Fund to Equity and Bond Fund.

            Best and worst quarterly performance during this period:

                           3rd quarter 1997:  14.44%


                           3rd quarter 2002: -12.23%

             Fund's year-to-date total return as of June 30, 2003:
                                     11.13%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- S&P 500 Index, the Lehman Aggregate Bond Index, a composite index consisting of 60% S&P 500 Index and 40% Lehman Aggregate Bond Index (Composite Index) and the S&P Barra Value Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other classes will vary.



                                                                                              10 YEARS
                                                                    1 YEAR    5 YEARS   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %   -16.54      0.49            6.75
Class A Return After Taxes on Distributions(2)                  %   -17.19     -2.85            4.12
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %   -10.14     -0.39            4.86
Class B Return Before Taxes(3)                                  %   -16.27      0.82            6.57
Class C Return Before Taxes(4)                                  %   -12.88      1.00            6.72
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(5)(6)                                                  %   -22.10     -0.59            9.47(7)
Lehman Aggregate Bond Index (reflects no deduction for fees,
  expenses or taxes)(8)                                         %    10.25      7.55            7.26(9)
Composite Index (reflects no deduction for fees, expenses or
  taxes)(10)                                                    %    -9.82      3.10            8.92(11)
S&P Barra Value Index (reflects no deduction for fees,
  expenses or taxes)(12)                                        %   -20.86     -0.85            8.77(13)


 (1) Class A and C commenced operations on April 19, 1993. Class B commenced operations on May 31, 1995.

 (2) Reflects deduction of sales charge of 5.75%.

 (3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 year returns.

 (4) Reflects deduction of deferred sales charge of 1% for 1 year return.


 (5) The S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy, which more closely tracks the type of equity securities in which the Fund invests than the S&P Barra Value Index.



 (6) The S&P 500 Index is an unmanaged Index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.



 (7) Index return is for Classes A and C for the period beginning May 1, 1993. Index return for Class B is 8.56% for the period beginning June 1, 1995.



 (8) The Lehman Aggregate Bond Index is an unmanaged index that measures the performance of the U.S. investment grade fixed rate bond market, including government and corporate securities, mortgage pass-through securities, and asset-backed securities.



 (9) Index return is for Classes A and C for the period beginning May 1, 1993. Index return for Class B is 7.66% for the period beginning June 1, 1995.



(10) The Composite Index consists of 60% of the S&P 500 Index and 40% Lehman Aggregate Bond Index.



(11) Index return is for Classes A and C for the period beginning May 1, 1993. Index return for Class B is 8.62% for the period beginning June 1, 1995.



(12) The S&P Barra Value Index is a capitalization-weighted index of all stocks in the S&P 500 Index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500 Index is in the S&P Barra Value Index.



(13) Index return is for Classes A and C for the period beginning May 1, 1993. Index return for Class B is 7.74% for the period beginning June 1, 1995.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               ING Equity and Bond Fund       31

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING REAL ESTATE FUND                                Clarion CRA Securities, L.P.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

This Fund seeks total return. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Fund invests at least 80% of its assets in common and preferred stocks of U.S. real estate investment trusts (REITs) and real estate companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

For this Fund, real estate companies consist of companies that are principally engaged in the real estate industry. A company shall be considered to be "principally engaged" in the real estate industry if: (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate; or
(ii) it has at least 50% of the fair market value of its assets invested in residential, commercial, or industrial real estate. Companies principally engaged in the real estate industry may include REITs, master limited partnerships, real estate owners, real estate managers, real estate brokers, and real estate dealers.

The Sub-Adviser focuses on investments that generally provide income and also have the potential for long-term capital appreciation. The Sub-Adviser uses systematic, top-down research to evaluate property market conditions and trends to judge which market sectors offer potentially attractive returns. The Sub-Adviser uses proprietary analytical techniques to identify the securities which it believes will provide above-average cash flow yield and growth. Companies are evaluated for purchase and sale using several different qualitative and quantitative factors such as valuation, capital structure, and management and strategy. The Sub-Adviser will sell a security when it no longer meets these criteria.

The Fund's investment approach, with its emphasis on investments in companies primarily engaged in the real estate industry, is expected to produce a total return that is closely tied to the performance of the market for publicly traded real estate companies, including REITs, which is a narrow segment of the overall U.S. stock market.

The Sub-Adviser may invest in companies with any market capitalization; however, the Sub-Adviser will generally not invest in companies with market capitalization of less than $100 million at the time of purchase.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may invest in small- and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

The Fund's performance will be affected if the Sub-Adviser makes an inaccurate assessment of economic conditions and investment opportunities, and chooses growth companies that do not grow as quickly as hoped, or value companies that continue to be undervalued by the market.

MARKET TRENDS -- from time to time, the stock market may not favor the securities in which the Fund invests. Rather, the market could favor stocks or industries to which the Fund is not exposed, or may not favor equities at all.

NON-DIVERSIFICATION RISKS -- the Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's assets may be invested in a single company.

RISK OF CONCENTRATION -- because the Fund's investments are concentrated in the real estate industry, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated. If real estate securities as a group fall out of favor, the Fund could underperform funds that focus on other types of companies.

REAL ESTATE RISK -- investments in issuers that are principally engaged in real estate, including REITs, may subject the Fund to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

INABILITY TO SELL SECURITIES -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

 32      ING Real Estate Fund

                                                            ING REAL ESTATE FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                     25.32   -17.75    -2.55    32.27    7.42     4.33

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.


(2) The figures provide performance information for Class I shares of the Fund. Class I shares are not offered in this Prospectus. Performance for Class I shares of the Fund for periods prior to November 4, 2002 includes performance of a predecessor investment company which merged into the Fund on that date. For a more detailed discussion, please refer to "History of the Funds" in the SAI. Class A shares did not have a full year's performance for the year ended December 31, 2002. Class A shares would have substantially similar annual returns as the Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class I and Class A shares have different expenses.

(3) Prior to November 4, 2002, Clarion CRA Securities, L.P. served as the investment adviser, rather than the Sub-Adviser, to the Fund.


            Best and worst quarterly performance during this period:
                           3rd quarter 1997:  13.47%
                           3rd quarter 1998: -12.77%
         Fund's year-to-date Class I total return as of June 30, 2003:
                                     13.53%


                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Wilshire Real Estate Securities Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After tax returns are shown for Class I only. After-tax returns for other classes will vary.



                                                                                      5 YEARS                10 YEARS
                                                                   1 YEAR(2)   (OR LIFE OF CLASS)(2)   (OR LIFE OF CLASS)(2)
Class I Return Before Taxes                                     %    4.33              3.50                    6.86
Class I Return After Taxes on Distributions                     %    2.76              1.68                    4.79
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %    2.69              1.84                    4.50
Wilshire Real Estate Securities Index (reflects no deduction
  for fees, expenses or taxes)(3)                               %    2.64              3.45                    6.01(4)


(1) This table shows performance for Class I shares of the Fund because Class A shares did not have a full year's performance for the year ended December 31, 2002. See footnote (2) to the bar chart above.

(2) Performance for Class I shares of the Fund for periods prior to November 4, 2002 includes performance of a predecessor investment company which merged into the Fund on that date. For a more detailed discussion, please refer to "History of the Funds" in the SAI. Class I shares of the predecessor fund commenced operations on December 31, 1996.

(3) The Wilshire Real Estate Securities Index is a market capitalization weighted index of publicly traded real estate securities, such as real estate investment trusts (REITs), real estate operating companies (REOCs) and partnerships. The index is comprised of companies whose charter is the equity ownership and operation of commercial real estate.

(4) Index return is for the period beginning January 1, 1997.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   ING Real Estate Fund       33

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]
       There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund. The tables that follow show the fees and expenses for each of the ING Funds.



       FEES YOU PAY DIRECTLY

                                                                CLASS A    CLASS B    CLASS C(1)    CLASS M(1)
--------------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING
  PRICE)
 Equity Growth, Equity Value and Equity & Income Funds           5.75(2)    none         none          3.50(2)
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES
  PRICE, WHICHEVER IS LESS)
 Equity Growth, Equity Value and Equity & Income Funds           none(3)    5.00(4)      1.00(5)       none



(1) Not all Funds offer Classes C and M. Please see page 39.

(2) Reduced for purchases of $50,000 and over. Please see page 40.

(3) A contingent deferred sales charge of no more than 1% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. Please see page 40.

(4) Imposed upon redemption within 6 years from purchase. The fee has scheduled reductions after the first year. Please see page 40.

(5) Imposed upon redemption within 1 year from purchase. Please see page 40.

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)


CLASS A
                                                       DISTRIBUTION
                                                           AND                           TOTAL
                                                         SERVICE                         FUND           WAIVERS,
                                         MANAGEMENT      (12b-1)          OTHER        OPERATING     REIMBURSEMENTS        NET
FUND                                        FEE            FEES          EXPENSES      EXPENSES     AND RECOUPMENT(2)    EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 ING Growth + Value                %        1.00           0.30            0.57(4)        1.87               --            1.87
 ING Growth Opportunities          %        0.95           0.30            0.60(4)        1.85               --            1.85
 ING LargeCap Growth               %        0.75           0.35            0.66(4)        1.76            -0.31            1.45
 ING MidCap Opportunities          %        1.00           0.30            0.53(4)        1.83            -0.08            1.75
 ING SmallCap Opportunities        %        1.00           0.30            0.58(4)        1.88               --            1.88
 ING Disciplined LargeCap          %        0.70           0.30            0.54(4)        1.54               --            1.54
 ING Financial Services            %        0.74           0.25            0.53           1.52               --            1.52
 ING Large Company Value           %        0.71           0.25            0.41(4)        1.37               --            1.37
 ING MagnaCap                      %        0.78           0.30            0.37           1.45               --            1.45
 ING MidCap Value                  %        1.00           0.25            0.92(4)        2.17            -0.42            1.75
 ING SmallCap Value                %        1.00           0.25            0.92(4)        2.17            -0.42            1.75
 ING Tax Efficient Equity          %        0.80           0.35            0.50(4)        1.65            -0.20(3)         1.45
 ING Convertible                   %        0.75           0.35            0.49(4)        1.59               --            1.59
 ING Equity and Bond               %        0.75           0.35            0.61(4)        1.71            -0.11            1.60
 ING Real Estate                   %        0.70           0.25            0.58(4)        1.53            -0.08            1.45


 34      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)


CLASS B
                                                        DISTRIBUTION
                                                            AND                           TOTAL          WAIVERS,
                                                          SERVICE                         FUND        REIMBURSEMENTS
                                          MANAGEMENT      (12b-1)          OTHER        OPERATING          AND             NET
FUND                                         FEE            FEES          EXPENSES      EXPENSES      RECOUPMENTS(2)     EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 ING Growth + Value                 %        1.00           1.00            0.57(4)        2.57              --            2.57
 ING Growth Opportunities           %        0.95           1.00            0.60(4)        2.55              --            2.55
 ING LargeCap Growth                %        0.75           1.00            0.66(4)        2.41           -0.31            2.10
 ING MidCap Opportunities           %        1.00           1.00            0.53(4)        2.53           -0.08            2.45
 ING SmallCap Opportunities         %        1.00           1.00            0.58(4)        2.58              --            2.58
 ING Disciplined LargeCap           %        0.70           1.00            0.54(4)        2.24              --            2.24
 ING Financial Services             %        0.74           1.00            0.53           2.27              --            2.27
 ING Large Company Value            %        0.71           1.00            0.41(4)        2.12              --            2.12
 ING MagnaCap                       %        0.78           1.00            0.37           2.15              --            2.15
 ING MidCap Value                   %        1.00           1.00            0.92(4)        2.92           -0.42            2.50
 ING SmallCap Value                 %        1.00           1.00            0.92(4)        2.92           -0.42            2.50
 ING Tax Efficient Equity           %        0.80           1.00            0.50(4)        2.30           -0.10            2.20
 ING Convertible                    %        0.75           1.00            0.49(4)        2.24              --            2.24
 ING Equity and Bond                %        0.75           1.00            0.61(4)        2.36           -0.11            2.25
 ING Real Estate                    %        0.70           1.00            0.60(4)        2.30           -0.10            2.20



CLASS C
                                                        DISTRIBUTION
                                                            AND                           TOTAL          WAIVERS,
                                                          SERVICE                         FUND        REIMBURSEMENTS
                                          MANAGEMENT      (12b-1)          OTHER        OPERATING          AND             NET
FUND                                         FEE            FEES          EXPENSES      EXPENSES      RECOUPMENT(2)      EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 ING Growth + Value                 %        1.00           1.00            0.57(4)        2.57              --            2.57
 ING Growth Opportunities           %        0.95           1.00            0.60(4)        2.55              --            2.55
 ING LargeCap Growth                %        0.75           1.00            0.66(4)        2.41           -0.31            2.10
 ING MidCap Opportunities           %        1.00           1.00            0.53(4)        2.53           -0.08            2.45
 ING SmallCap Opportunities         %        1.00           1.00            0.58(4)        2.58              --            2.58
 ING Disciplined LargeCap           %        0.70           1.00            0.54(4)        2.24              --            2.24
 ING Large Company Value            %        0.71           1.00            0.41(4)        2.12              --            2.12
 ING MagnaCap                       %        0.78           1.00            0.37           2.15              --            2.15
 ING MidCap Value                   %        1.00           1.00            0.92(4)        2.92           -0.42            2.50
 ING SmallCap Value                 %        1.00           1.00            0.92(4)        2.92           -0.42            2.50
 ING Tax Efficient Equity           %        0.80           1.00            0.50(4)        2.30           -0.10            2.20
 ING Convertible                    %        0.75           1.00            0.49(4)        2.24              --            2.24
 ING Equity and Bond                %        0.75           1.00            0.61(4)        2.36           -0.11            2.25
 ING Real Estate                    %        0.70           1.00            0.60(4)        2.30           -0.10            2.20


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       35

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)


CLASS M
                                                        DISTRIBUTION
                                                            AND                           TOTAL          WAIVERS,
                                                          SERVICE                         FUND        REIMBURSEMENTS
                                          MANAGEMENT      (12b-1)          OTHER        OPERATING          AND             NET
FUND                                         FEE            FEES          EXPENSES      EXPENSES      RECOUPMENT(2)      EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 ING MagnaCap                       %        0.78           0.75            0.37           1.90              --            1.90


--------------------------------------------------------------------------------


 (1) These tables show the estimated operating expenses for each Fund by class as a ratio of expenses to average daily net assets. These estimated expenses are based on each Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which the Adviser has agreed for each Fund.



 (2) ING Investments has entered into written expense limitation agreements with each Fund (except ING MagnaCap, ING Financial Services, ING Disciplined LargeCap, ING Growth Opportunities, ING Growth + Value, and ING SmallCap Opportunities Funds), under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year or by ING Investments is shown under the heading "Waivers, Reimbursements and Recoupment." For each Fund the expense limit will continue through at least May 31, 2004. For MidCap Opportunities the expense limits will be 1.50% for Class A shares and 2.20% for Class B and Class C shares through December 31, 2003, effective January 1, 2004 the limits will be 1.75% for Class A shares and 2.45% for Class B and Class C shares. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement.



 (3) ING Investments has contractually agreed to waive 0.10% of the Distribution Fee for Class A shares of ING Tax Efficient Equity Fund. The fee waiver will continue through at least May 31, 2004.


 (4) ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets.

 36      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]

       EXAMPLES



       The examples that follow are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.


CLASS A


FUND                                                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------------------
 ING Growth + Value                                             $     754        1,129       1,528       2,639
 ING Growth Opportunities                                       $     752        1,123       1,518       2,619
 ING LargeCap Growth(1)                                         $     714        1,069       1,447       2,505
 ING MidCap Opportunities(1)                                    $     743        1,110       1,501       2,593
 ING SmallCap Opportunities                                     $     755        1,132       1,533       2,649
 ING Disciplined LargeCap                                       $     723        1,033       1,366       2,304
 ING Financial Services                                         $     721        1,028       1,356       2,283
 ING Large Company Value                                        $     706          984       1,282       2,127
 ING MagnaCap                                                   $     714        1,007       1,322       2,210
 ING MidCap Value(1)                                            $     743        1,177       1,636       2,903
 ING SmallCap Value(1)                                          $     743        1,177       1,636       2,903
 ING Tax Efficient Equity(1)                                    $     714        1,047       1,403       2,401
 ING Convertible(1)                                             $     727        1,048       1,391       2,356
 ING Equity and Bond(1)                                         $     728        1,073       1,440       2,470
 ING Real Estate(1)                                             $     714        1,023       1,354       2,287


CLASS B


                                                     IF YOU SELL YOUR SHARES                  IF YOU DON'T SELL YOUR SHARES
                                             ----------------------------------------    ----------------------------------------
FUND                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
 ING Growth + Value                       $   760       1,099      1,565      2,734       260        799       1,365      2,734
 ING Growth Opportunities                 $   758       1,093      1,555      2,714       258        793       1,355      2,714
 ING LargeCap Growth(1)                   $   713       1,022      1,458      2,561       213        722       1,258      2,561
 ING MidCap Opportunities(1)              $   748       1,088      1,538      2,688       248        780       1,338      2,860
 ING SmallCap Opportunities               $   761       1,102      1,570      2,744       261        802       1,370      2,744
 ING Disciplined LargeCap                 $   727       1,000      1,400      2,399       227        700       1,200      2,399
 ING Financial Services                   $   730       1,009      1,415      2,417       230        709       1,215      2,417
 ING Large Company Value                  $   715         964      1,339      2,261       215        664       1,139      2,261
 ING MagnaCap                             $   718         973      1,354      2,305       218        673       1,154      2,305
 ING MidCap Value(1)                      $   753       1,164      1,701      3,035       253        864       1,501      3,035
 ING SmallCap Value(1)                    $   753       1,164      1,701      3,035       253        864       1,501      3,035
 ING Tax Efficient Equity(1)              $   723       1,009      1,421      2,465       223        709       1,221      2,465
 ING Convertible(1)                       $   727       1,000      1,400      2,411       227        700       1,200      2,411
 ING Equity and Bond(1)                   $   728       1,026      1,450      2,526       228        726       1,250      2,526
 ING Real Estate(1)                       $   723       1,009      1,421      2,435       223        709       1,221      2,435




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What you Pay to Invest       37

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

EXAMPLES



CLASS C


                                                     IF YOU SELL YOUR SHARES                  IF YOU DON'T SELL YOUR SHARES
                                             ----------------------------------------    ----------------------------------------
FUND                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
 ING Growth + Value                       $   360        799       1,365      2,905       260        799       1,365      2,905
 ING Growth Opportunities                 $   358        793       1,355      2,885       258        793       1,355      2,885
 ING LargeCap Growth(1)                   $   313        722       1,258      2,723       213        722       1,258      2,723
 ING MidCap Opportunities(1)              $   348        780       1,338      2,860       248        780       1,338      2,860
 ING SmallCap Opportunities               $   361        802       1,370      2,915       261        802       1,370      2,915
 ING Disciplined LargeCap                 $   327        700       1,200      2,575       227        700       1,200      2,575
 ING Large Company Value                  $   315        664       1,139      2,452       215        664       1,139      2,452
 ING MagnaCap                             $   318        673       1,154      2,483       218        673       1,154      2,483
 ING MidCap Value(1)                      $   353        864       1,501      3,213       253        864       1,501      3,213
 ING SmallCap Value(1)                    $   353        864       1,501      3,213       253        864       1,501      3,213
 ING Tax Efficient Equity(1)              $   323        709       1,221      2,628       223        709       1,221      2,628
 ING Convertible(1)                       $   327        700       1,200      2,575       227        700       1,200      2,575
 ING Equity and Bond(1)                   $   328        726       1,250      2,688       228        726       1,250      2,688
 ING Real Estate(1)                       $   323        709       1,221      2,628       223        709       1,221      2,628


CLASS M


FUND                                                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------------------
 ING MagnaCap                                                   $     536         926        1,340       2,494


--------------------------------------------------------------------------------


 (1) The examples reflect the contractual expense limits for the one-year period and the first year of the three-, five-, and ten-year periods.


 38      What you Pay to Invest

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

ING PURCHASE OPTIONS(TM)

Depending upon the Fund, you may select from up to four separate classes of shares: Class A, Class B, Class C and Class M.

CLASS A

- Front-end sales charge, as described on the next page.

- Distribution and service (12b-1) fees of 0.25% to 0.35% (varies by Fund).

CLASS B

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1%.

- A contingent deferred sales charge ("CDSC"), as described on the next page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses. Class B shares acquired initially through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase.

CLASS C

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1%.

- A 1% CDSC on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

- Not offered by ING Financial Services Fund.

CLASS M

- Lower front-end sales charge than Class A, as described on the next page.

- Distribution and service (12b-1) fees of 0.75%.

- No automatic conversion to Class A shares, so annual expenses continue at the Class M level throughout the life of your investment.

- Offered only by ING MagnaCap Fund.

When choosing between classes, you should carefully consider the ongoing annual expenses along with the initial sales charge or the CDSC. The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A or Class M shares. Orders for Class B shares and Class M shares in excess of $250,000 and $1,000,000, respectively, will be accepted as orders for Class A shares or declined. You should discuss which Class of shares is right for you with your investment professional.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

To pay for the cost of promoting the Funds and servicing your shareholder accounts, each class of each Fund has adopted a Rule 12b-1 plan which requires fees to be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       39

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

SALES CHARGE CALCULATION

CLASS A(1)(2)(3)

Class A shares of the Funds are sold subject to the following sales charge:

                            AS A % OF THE    AS A % OF NET
YOUR INVESTMENT             OFFERING PRICE    ASSET VALUE
 Less than $50,000               5.75            6.10
 $50,000 - $99,999               4.50            4.71
 $100,000 - $249,999             3.50            3.63
 $250,000 - $499,999             2.50            2.56
 $500,000 - $1,000,000           2.00            2.04
 $1,000,000 and over                             See below

(1) Shareholders that purchased funds that were a part of the Lexington family of funds at the time of purchase are not subject to sales charges for the life of their account.

(2) Shareholders that purchased funds that were part of the Aetna family of funds prior to February 2, 1998 at the time of purchase are not subject to sales charges for the life of their account.

(3) The term "offering price" includes the front-end sales charge.

INVESTMENTS OF $1 MILLION OR MORE. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                       PERIOD DURING WHICH
YOUR INVESTMENT                 CDSC      CDSC APPLIES
 $1,000,000 - $2,499,999        1.00%        2 years
 $2,500,000 - $4,999,999        0.50         1 year
 $5,000,000 and over            0.25         1 year

CLASS B AND CLASS C

Class B and Class C shares are offered at their net asset value per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the net asset value of the shares at the time of purchase or redemption. The CDSCs are as follows:

CLASS B DEFERRED SALES CHARGE(1)

                                                      CDSC ON SHARES
YEARS AFTER PURCHASE                                    BEING SOLD
 1st year                                                     5%
 2nd year                                                     4
 3rd year                                                     3
 4th year                                                     3
 5th year                                                     2
 6th year                                                     1
 After 6th year                                            none

(1) Class B shares that were purchased through funds that were part of the Northstar family of funds at the time of purchase are subject to a different CDSC. Please see the SAI for further information.

CLASS C DEFERRED SALES CHARGE

                                                      CDSC ON SHARES
YEARS AFTER PURCHASE                                    BEING SOLD
 1st year                                                     1%
 After 1st year                                            none

CLASS M

Class M shares of the Funds are sold subject to the following sales charge.

                                    MAGNACAP FUND
                            ------------------------------
                            AS A % OF THE    AS A % OF NET
YOUR INVESTMENT             OFFERING PRICE    ASSET VALUE
 Less than $50,000               3.50            3.63
 $50,000 - $99,999               2.50            2.56
 $100,000 - $249,999             1.50            1.52
 $250,000 - $499,999             1.00            1.01
 $500,000 and over               none            none

To keep your CDSC as low as possible, each time you place a request to redeem shares the Funds will first redeem shares in your account that are not subject to a CDSC, and then will sell shares that have the lowest CDSC.

 40      Shareholder Guide

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCED SALES CHARGES. You may reduce the initial sales charge on a purchase of Class A or Class M shares of the Funds by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

- LETTER OF INTENT -- lets you purchase shares over a 13 month period and pay the same sales charge as if the shares had all been purchased at once.


- RIGHTS OF ACCUMULATION -- lets you add the value of shares of any open-end ING Fund (excluding the ING Lexington Money Market Trust, ING Money Market Fund and ING Classic Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge.


- COMBINATION PRIVILEGE -- shares held by investors in the ING Funds which impose a CDSC may be combined with Class A or Class M shares for a reduced sales charge.

See the Account Application or the SAI for details, or contact your financial representative or a Shareholder Services Representative for more information.

CDSC WAIVERS. If you notify the Transfer Agent at the time of redemption, the CDSC for each class will be waived in the following cases:

- Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

- For Class B and Class C Shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

- Mandatory distributions from a tax-deferred retirement plan or an IRA.

- Reinvestment of dividends and capital gains distributions.

However, if you purchased shares that were part of the Nicholas-Applegate Mutual Funds, you may be eligible for a CDSC waiver prior to the mandatory distribution age.

If you think you may be eligible for a CDSC waiver, contact your financial representative or a Shareholder Services Representative.

REINSTATEMENT PRIVILEGE. If you sell Class B or Class C shares of a Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial representative or a Shareholder Services Representative. Consult the SAI for more information.

SALES CHARGE WAIVERS. Class A or Class M shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact a Shareholder Services Representative, or see the SAI.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       41

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

PURCHASE OF SHARES


The minimum initial investment amounts for Funds are as follows:


- Non-retirement accounts: $1,000

- Retirement accounts: $250

- Pre-Authorized Investment Plan: $100 to open; you must invest at least $100 a month.

The minimum additional investment is $100.

Make your investment using the table on the right.

The Funds and ING Funds Distributor, LLC (Distributor) reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. The Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000 ($250 for IRAs).

CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Funds and the Distributor must obtain the following information for each person that opens an account:

- Name;

- Date of birth (for individuals);

- Physical residential address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

EFFECTIVE OCTOBER 1, 2003, FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.



                           Initial                 Additional
     Method              Investment                Investment
 BY CONTACTING      An investment            Visit or consult an
 YOUR INVESTMENT    professional with an     investment professional.
 PROFESSIONAL       authorized firm can
                    help you establish and
                    maintain your account.

 BY MAIL            Visit or consult an      Visit or consult an
                    investment               investment professional.
                    professional. Make       Fill out the Account
                    your check payable to    Additions form included
                    the ING Funds and mail   on the bottom of your
                    it, along with a         account statement along
                    completed Application.   with your check payable
                    Please indicate your     to the ING Funds and
                    investment               mail them to the address
                    professional on the      on the account
                    New Account              statement. Remember to
                    Application.             write your account
                                             number on the check.

 BY WIRE            Call the ING             Wire the funds in the
                    Operations Department    same manner described
                    at (800) 992-0180 and    under "Initial
                    select Option 4 to       Investment."
                    obtain an account
                    number and indicate
                    your investment
                    professional on the
                    account.
                    Instruct your bank to
                    wire funds to the Fund
                    in the care of:
                    State Street Bank and
                    Trust Company
                    ABA #101003621
                    Kansas City, MO
                    credit to: ---------
                    (the Fund)
                    A/C #751-8315; for
                    further credit to:
                    Shareholder A/C #
                    -----------------
                    (A/C # you received
                    over the telephone)
                    Shareholder Name:
                   ----------------------
                    (Your Name Here)
                    After wiring funds you
                    must complete the
                    Account Application
                    and send it to:
                    ING Funds
                    P.O. Box 219368
                    Kansas City, MO
                    64121-9368


 42      Shareholder Guide

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------


MARKET TIMERS


A Fund may restrict or refuse purchase orders, whether directly or by exchange, by market timers. "Market timing" is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of a Fund.

RETIREMENT PLANS


The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company (SSB) acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.


You may redeem shares by the methods outlined in the table on the right.


Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.


SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

- Your account must have a current value of at least $10,000.

- Minimum withdrawal amount is $100.

- You may choose from monthly, quarterly, semi-annual or annual payments.


For additional information, contact a Shareholder Services Representative, see the Account Application or the SAI.


PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. Each Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


                                                                           Method                         Procedures
                                                                    BY CONTACTING YOUR       You may redeem shares by contacting
                                                                    INVESTMENT               your investment professional.
                                                                    PROFESSIONAL             Investment professionals may charge
                                                                                             for their services in connection with
                                                                                             your redemption request, but neither
                                                                                             the Fund nor the Distributor imposes
                                                                                             any such charge.






                                                                    BY MAIL                  Send a written request specifying the
                                                                                             Fund name and share class, your
                                                                                             account number, the name(s) in which
                                                                                             the account is registered, and the
                                                                                             dollar value or number of shares you
                                                                                             wish to redeem to:
                                                                                             ING Funds
                                                                                             P.O. Box 219368
                                                                                             Kansas City, MO 64121-9368
                                                                                             If certificated shares have been
                                                                                             issued, the certificate must accompany
                                                                                             the written request. Corporate
                                                                                             investors and other associations must
                                                                                             have an appropriate certification on
                                                                                             file authorizing redemptions. A
                                                                                             suggested form of such certification
                                                                                             is provided on the Account
                                                                                             Application. A signature guarantee may
                                                                                             be required.






                                                                    BY TELEPHONE --          You may redeem shares by telephone on
                                                                    EXPEDITED REDEMPTION     all accounts other than retirement
                                                                                             accounts, unless you check the box on
                                                                                             the Account Application which
                                                                                             signifies that you do not wish to use
                                                                                             telephone redemptions. To redeem by
                                                                                             telephone, call the Shareholder
                                                                                             Services Representative at (800)
                                                                                             992-0180.
                                                                                             RECEIVING PROCEEDS BY CHECK:
                                                                                             You may have redemption proceeds (up
                                                                                             to a maximum of $100,000) mailed to an
                                                                                             address which has been on record with
                                                                                             ING Funds for at least 30 days.
                                                                                             RECEIVING PROCEEDS BY WIRE:
                                                                                             You may have redemption proceeds
                                                                                             (subject to a minimum of $5,000) wired
                                                                                             to your pre-designated bank account.
                                                                                             You will not be able to receive
                                                                                             redemption proceeds by wire unless you
                                                                                             check the box on the Account
                                                                                             Application which signifies that you
                                                                                             wish to receive redemption proceeds by
                                                                                             wire and attach a voided check. Under
                                                                                             normal circumstances, proceeds will be
                                                                                             transmitted to your bank on the
                                                                                             business day following receipt of your
                                                                                             instructions, provided redemptions may
                                                                                             be made. In the event that share
                                                                                             certificates have been issued, you may
                                                                                             not request a wire redemption by
                                                                                             telephone.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       43

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

NET ASSET VALUE

The net asset value (NAV) per share for each class of each Fund is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The Funds are open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; Fund shares will not be priced on those days. The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the NAV of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.


In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less at the time of acquisition are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors or Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.


PRICE OF SHARES

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable CDSC. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before 4:00 p.m. Eastern Time and promptly transmit the order to the Transfer Agent or Distributor.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange shares of a Fund for shares of the same class of any other ING Fund, except for ING Lexington Money Market Trust and ING Corporate Leaders Trust Fund, without paying any additional sales charge, except that Class A shares of the money market funds for which no sales charge was paid must pay the applicable sales load on an exchange into Class A shares of another Fund. Shares subject to a CDSC will continue to age from the date that the original shares were purchased. If you exchange shares of a Fund that at the time you acquired the shares was a Nicholas-Applegate Mutual Fund, the shares you receive on the exchange will be subject to the current CDSC structure and conversion rights of the Fund being acquired, although the shares will continue to age for CDSC and conversion purposes from the date the original shares were acquired. You should review the prospectus of the ING Fund you intend to exchange into before exchanging your shares.

The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Funds may prohibit excessive exchanges (more than four per year). The Funds also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.

 44      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------


If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers for not less than 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege with ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.


In addition to the Funds available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund. For a list of the other funds offered by the Distributor, please see the inside back cover of this prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this prospectus by calling (800) 992-0180.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

CDSC ON EXCHANGE INTO ING SENIOR INCOME FUND

You are not required to pay an applicable CDSC upon an exchange from any ING Fund described in this Prospectus into the ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by that Fund, the Fund's CDSC will apply. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the Fund.

SYSTEMATIC EXCHANGE PRIVILEGE

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund, except ING Lexington Money Market Trust and ING Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

ACCOUNT ACCESS

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com, or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.


HOUSEHOLDING



To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at
(800) 992-0180 or your financial consultant. We will begin sending you individual copies thirty days after receiving your request.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       45

MANAGEMENT OF THE FUNDS                                 ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------

ADVISER


ING INVESTMENTS, LLC (ING INVESTMENTS), an Arizona limited liability company serves as the investment adviser to each of the Funds. ING Investments provides or oversees all investment advisory and portfolio management services for each Fund.



ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE:
ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees. ING Investments began investment management in April, 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.


Prior to April 30, 2001, ING Mutual Funds Management Co. LLC (IMFC) served as investment adviser to Tax Efficient Equity Fund. On April 30, 2001, IMFC, an indirect wholly-owned subsidiary of ING Groep N.V. that had been under common control with ING Investments, merged with ING Investments.


As of June 30, 2003, ING Investments managed over $35.0 billion in assets.



ING Investments' principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.



ING Investments receives a monthly fee for its services based on the average daily net assets of each of the Funds.


The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:


                                                      MANAGEMENT
FUND                                                     FEE
ING Growth + Value                                       1.00%
ING Growth Opportunities                                 0.95
ING LargeCap Growth                                      0.75
ING MidCap Opportunities                                 1.00
ING SmallCap Opportunities                               1.00
ING Disciplined LargeCap                                 0.70
ING Financial Services                                   0.74
ING Large Company Value                                  0.71
ING MagnaCap                                             0.78
ING MidCap Value                                         1.00
ING SmallCap Value                                       1.00
ING Tax Efficient Equity                                 0.80
ING Convertible                                          0.75
ING Equity and Bond                                      0.75
ING Real Estate(1)                                       0.70


(1) Prior to November 4, 2002, Clarion CRA Securities, L.P. served as the investment adviser rather than the Sub-Adviser to the Fund. Effective November 4, 2002, ING Investments became the Fund's investment adviser.

ING INVESTMENTS DIRECTLY MANAGES THE PORTFOLIO OF THE ING GROWTH + VALUE FUND


The Fund has been managed by a team of investment professionals led by Matthew
S. Price and David C. Campbell since June 16, 2003. Matthew Price, portfolio manager, joined ING's asset management operations ("ING") as a managing director and portfolio manager in 1992. David C. Campbell, portfolio manager, joined ING as a managing director and portfolio manager in 1990.


SUB-ADVISERS


ING Investments has engaged a Sub-Adviser to provide the day-to-day management for each Fund's portfolio other than ING Growth + Value Fund. The Sub-Advisers have, at least in part, been selected on the basis of their successful application of a consistent, well-defined and long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of each Sub-Adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING Investments or the Board of Directors/Trustees of a Fund. In the event a sub-advisory agreement is terminated, the Sub-Adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Fund.



ING GROWTH OPPORTUNITIES FUND, ING MIDCAP OPPORTUNITIES FUND, ING SMALLCAP OPPORTUNITIES FUND, ING DISCIPLINED LARGECAP FUND, ING FINANCIAL SERVICES FUND, ING LARGE COMPANY VALUE FUND, ING MAGNACAP FUND, ING TAX EFFICIENT EQUITY FUND, ING CONVERTIBLE FUND AND ING EQUITY AND BOND FUND


AELTUS INVESTMENT MANAGEMENT, INC.


Aeltus Investment Management, Inc., (ING Aeltus), a Connecticut corporation serves as the Sub-Adviser to ING Growth Opportunities Fund, ING MidCap Opportunities Fund, ING SmallCap Opportunities Fund, ING Disciplined LargeCap Fund, ING Financial Services Fund, ING Large Company Value Fund, ING MagnaCap Fund, ING Tax Efficient Equity Fund, ING Convertible Fund and Equity and Bond Fund.


Founded in 1972, ING Aeltus is registered as an investment adviser with the SEC. ING Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING Aeltus is an indirect wholly-owned subsidiary of ING Groep N.V. and is an affiliate of ING Investments.


As of June 30, 2003, ING Aeltus managed over $41.5 billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3602.


ING GROWTH OPPORTUNITIES FUND, ING MIDCAP OPPORTUNITIES FUND AND ING SMALLCAP OPPORTUNITIES FUND

The Funds have been managed by a team of investment professionals led by Matthew
S. Price and David C. Campbell since April 2003. Matthew S. Price, Portfolio Manager, joined ING as a managing director and portfolio manager in 1992. David
C. Campbell, Portfolio Manager, joined ING as a managing director and portfolio manager in 1990.

ING DISCIPLINED LARGECAP FUND


The Fund (formerly the ING Research Enhanced Index Fund) has been managed by a team of investment professionals led by Hugh T.M. Whelan since August 2001. Mr. Whelan served as co-manager of the ING Disciplined LargeCap Fund since August 2001. Mr. Whelan has served as a quantitative equity


 46      Management of the Funds

SUB-ADVISERS                                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

analyst at ING Aeltus since 1999. Previously, Mr. Whelan was a quantitative portfolio manager in ING Aeltus' fixed income group, specializing in corporate securities, since 1994.

ING FINANCIAL SERVICES FUND


The Fund has been managed by a team of investment professionals led by Robert M. Kloss and Steven L. Rayner since January 2001. Formerly, Mr. Kloss served as an Equity Analyst and Portfolio Manager for ING since 1998. Mr. Rayner had previously served as the primary analyst for the Fund from 1995 to 2001.


ING LARGE COMPANY VALUE FUND AND ING MAGNACAP FUND

The Funds have been managed by a team of investment professionals led by William
F. Coughlin since April 2003. William F. Coughlin, Portfolio Manager, joined ING in April 2003. Prior to joining ING, Mr. Coughlin was Chief Investment Officer and a principal of Delta Capital Management LLC since 1998. Before joining Delta Capital Management LLC, he was a Managing Director at Scudder Kemper Investments, and its predecessor firm, Dreman Value Advisors.

ING TAX EFFICIENT EQUITY FUND

The Fund has been managed by a team of investment professionals led by James A. Vail since April 2003. Mr. Vail has served as Senior Vice President and Portfolio Manager of ING since July 2000. He is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and has over 25 years of investment experience. Prior to joining ING in 2000, Mr. Vail was a Vice President at Lexington Management Corporation, which he joined in 1991.

ING CONVERTIBLE FUND

The Fund has been managed by a team of investment professionals led by Anuradha Sahai since April 2003. Anuradha Sahai, Vice President of ING, has served as a member of the team that managed the Fund since April 2002. Ms. Sahai has held several analyst positions with ING since 1997.

ING EQUITY AND BOND FUND

The equity portion of the Fund has been managed by a team of investment professionals led by James A. Vail since April 2003. Mr. Vail has served as Vice President and Senior Portfolio Manager of ING since 2000. He is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and has over 25 years of investment experience. Prior to joining ING in 2000, Mr. Vail was Vice President at Lexington Management Corporation, which he joined in 19991.

The bond portion of the Fund has been managed by a team of investment professionals led by James Kauffman since February of 2003. Mr. Kauffman is a Portfolio Management Team Leader. He joined ING in 1996 and has over 17 years of investment experience.

ING LARGECAP GROWTH FUND

WELLINGTON MANAGEMENT COMPANY, LLP


Wellington Management Company, LLP (Wellington Management) serves as Sub-Adviser to the ING LargeCap Growth Fund. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of June 30, 2003, Wellington Management had over $337.5 billion in assets under management. Wellington Management's principal address is 75 State Street, Boston, Massachusetts 02109.


Andrew J. Shilling, Senior Vice President, Partner and Equity Portfolio Manager, has been portfolio manager of the Fund since June 2003. Mr. Shilling has been a portfolio manager at Wellington Management in the growth group focused on managing portfolios in the Large Capitalization Growth style since 2000. Prior to this, Mr. Shilling was a Global Industry Research Analyst covering the Aerospace/Defense, Electrical Equipment and Satellite industries since 1994.

PERFORMANCE OF SIMILAR LARGECAP GROWTH ACCOUNTS MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP

The tables below are designed to show you how a composite of similar large-cap growth investment accounts managed by Wellington Management performed over various periods in the past.


The Wellington Management Large-Cap Growth Composite (the "Wellington Management Composite") is a composite of the performance of all actual fee-paying, fully discretionary large-cap growth accounts of at least $5 million in net assets under management managed by Wellington Management for at least one month beginning January 1, 1992. Each account in the Wellington Management Composite has investment objective, policies, strategies and risks that are substantially similar to the investment objective, policies, strategies and risks of the ING LargeCap Growth Fund.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       47

MANAGEMENT OF THE FUNDS                                             SUB-ADVISERS
--------------------------------------------------------------------------------

The tables below show the returns for the Wellington Management Composite compared with the Russell 1000 Growth Index for the one-, three-, five- and ten-year (or since inception) periods ended December 31, 2002 and on an annual basis as of December 31 of each of the last 10 years. This information is designed to demonstrate the historical track record of Wellington Management. It does not indicate how the ING LargeCap Growth Fund has performed or will perform in the future. Past performance is not a guarantee of future results.

                          AVERAGE ANNUAL TOTAL RETURNS
                           (AS OF DECEMBER 31, 2002)


                                   WELLINGTON      RUSSELL 1000
                                 LARGECAP GROWTH      GROWTH
                                  COMPOSITE (%)     INDEX (%)
                                 ---------------   ------------
 One Year                            -24.45%         -27.88%
 Three Years                         -21.35%         -23.64%
 Five Years                           -1.96%          -3.84%
 Ten Years                             6.47%           6.71%
 Since Inception (12/31/84)           10.48%          11.33%


                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)


                                   WELLINGTON      RUSSELL 1000
                                 LARGECAP GROWTH      GROWTH
                                  COMPOSITE (%)     INDEX (%)
                                 ---------------   ------------
 2002                                -24.45%         -27.88%
 2001                                -16.62%         -20.42%
 2000                                -22.76%         -22.42%
 1999                                 35.09%          33.16%
 1998                                 37.79%          38.71%
 1997                                 29.20%          30.49%
 1996                                 21.31%          23.12%
 1995                                 26.92%          37.19%
 1994                                 -0.83%           2.66%
 1993                                  4.79%           2.90%



Year-to-date total return as of June 30, 2003 is 15.57%.


Except to the extent performance has been adjusted to reflect the operating costs of the ING LargeCap Growth Fund, the performance reflected in the Wellington Management Composite has been prepared in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS), which differ from the method used by the SEC.


The composite performance data in the Wellington Management Composite was calculated on a total return basis and includes all losses. The total returns for the Wellington Management Composite in the Average Annual Total Return and Annual Total Return tables reflect the deduction of net operating expenses for the ING LargeCap Growth Fund of 1.45%. Net operating expenses include investment advisory fees, distribution and service (Rule 12b-1) fees, custodial fees, brokerage commissions and execution costs, and other expenses, without the provision for any applicable federal or state income taxes, if any. The investment accounts that are included in the Wellington Management Composite may not be subject to the diversification requirements, specific tax restrictions, and the investment limitations imposed on the Fund by the Investment Company Act of 1940 ("1940 Act") or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Wellington Management Composite could have been adversely affected if the institutional private accounts included in the Composite had been regulated as investment companies under the federal securities laws. The aggregate returns of the accounts in the Wellington Management Composite may not reflect the returns of any particular account of Wellington Management.


The Russell 1000 Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.

ING MIDCAP VALUE FUND AND
ING SMALLCAP VALUE FUND

BRANDES INVESTMENT PARTNERS, LLC


Founded in 1974, Brandes Investment Partners, LLC (Brandes) is an investment advisory firm currently with 56 investment professionals who manage over $57.3 billion in assets as of June 30, 2003. Brandes is an indirect wholly-owned subsidiary of ING Groep N.V. and is an affiliate of ING Investments. Brandes' principal address is 11988 El Camino Real, Suite 500, San Diego, California 92130.


Brandes has been the investment sub-adviser to ING MidCap Value Fund and ING SmallCap Value Fund since their inception. Brandes' Mid Cap and Small Cap Investment Committees, respectively, are responsible for making the day-to-day investment decisions for each Fund.

Brandes uses a value-oriented approach in managing equity investments, seeking to build wealth by buying high quality, undervalued stocks.

PERFORMANCE OF SIMILAR MID CAP VALUE SEPARATE ACCOUNTS MANAGED BY BRANDES

The tables below are designed to show you how a composite of similar separate accounts managed by Brandes performed over various periods in the past.

The Brandes U.S. Value Mid Cap Equity Composite is a composite of the performance of all actual, fee-paying and non-fee paying, fully discretionary U.S. Value Mid Cap accounts under management by Brandes for at least one month beginning September 30, 1997, having substantially the same investment objectives, policies, techniques and restrictions. Each account in the composite has investment

 48      Management of the Funds

SUB-ADVISERS                                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

objectives, policies and strategies that are substantially similar to the MidCap Value Fund.

The table below shows the returns for the Brandes U.S. Value Mid Cap Equity Composite compared with the Russell MidCap Index and the Russell MidCap Value Index for the periods ending December 31, 2002 and December 31 of prior years. The returns of the Brandes U.S. Value Mid Cap Equity Composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the Russell MidCap Index and the Russell MidCap Value Index assume all dividends and distributions have been reinvested. This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the MidCap Value Fund has performed or will perform in the future. Past performance is not a guarantee of future results.

                          AVERAGE ANNUAL TOTAL RETURNS
                           (AS OF DECEMBER 31, 2002)


                          BRANDES
                         U.S. VALUE      RUSSELL      RUSSELL
                       MID CAP EQUITY    MIDCAP     MIDCAP VALUE
                       COMPOSITE (%)    INDEX (%)    INDEX (%)
                       --------------   ---------   ------------
 One Year                 -28.55%        -16.19%       -9.64%
 Three Years                3.63%         -5.04%        3.29%
 Since Inception
 (9/30/97)                  3.50%          2.30%        3.59%


                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)


                          BRANDES
                         U.S. VALUE      RUSSELL      RUSSELL
                       MID CAP EQUITY    MIDCAP     MIDCAP VALUE
                       COMPOSITE (%)    INDEX (%)    INDEX (%)
                       --------------   ---------   ------------
 2002                     -28.55%        -16.19%       -9.64%
 2001                      23.91%         -5.62%        2.33%
 2000                      25.72%          8.25%       19.18%
 1999                      -1.52%         18.23%       -0.11%
 1998                      11.62%         10.09%        5.08%
 1997 (9/30-12/31)         -2.08%          1.11%        4.07%


The performance reflected in the composite has been calculated in compliance with the AIMR Performance Presentation Standards, which differ from the method used by the SEC.

The net annual returns for the Brandes U.S. Value Mid Cap Equity Composite were calculated on a time-weighted and asset-weighted, total return basis, including reinvestment of all dividends, interest and income, realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The accounts in the Brandes U.S. Value MidCap Equity Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

The Russell MidCap Index is an unmanaged index that measures the 800 smallest companies out of the 1,000 largest U.S. companies based on total market capitalization of the Russell Index. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.

The Russell MidCap Value Index is an unmanaged index that measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.

PERFORMANCE OF SIMILAR SMALL CAP VALUE SEPARATE ACCOUNTS MANAGED BY BRANDES

The tables below are designed to show you how a composite of similar separate accounts managed by Brandes performed over various periods in the past.

The Brandes U.S. Small Cap Value Equity Composite is a composite of the performance of all actual, fee-paying and non-fee-paying, fully discretionary U.S. Small Cap Value accounts under management by Brandes for at least one month beginning September 30, 1997, having substantially the same investment objectives, policies, techniques and restrictions. Each account in the composite has investment objective, policies and strategies that are substantially similar to the SmallCap Value Fund.



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       49

MANAGEMENT OF THE FUNDS                                             SUB-ADVISERS
--------------------------------------------------------------------------------

The table below shows the returns for the Brandes U.S. Small Cap Value Equity Composite compared with the Russell 2000 Index and the Russell 2000 Value Index for the periods ending December 31, 2002 and December 31 of prior years. The returns of the Brandes U.S. Small Cap Value Equity Composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the Russell 2000 Index and the Russell 2000 Value Index assume all dividends and distributions have been reinvested. This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the SmallCap Value Fund has performed or will perform in the future. Past performance is not a guarantee of future results.

                          AVERAGE ANNUAL TOTAL RETURNS
                           (AS OF DECEMBER 31, 2002)

                          BRANDES
                       U.S. SMALL CAP
                           EQUITY
                         COMPOSITE      RUSSELL 2000    RUSSELL 2000
                            (%)          INDEX (%)     VALUE INDEX (%)
                       --------------   ------------   ---------------
 One Year                  -9.66%         -20.48%          -11.43%
 Three Years               11.90%          -7.54%            7.45%
 Since Inception
 (9/30/97)                  3.45%          -1.93%            2.91%

                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)


                          BRANDES
                       U.S. SMALL CAP
                           EQUITY
                         COMPOSITE      RUSSELL 2000    RUSSELL 2000
                            (%)          INDEX (%)     VALUE INDEX (%)
                       --------------   ------------   ---------------
 2002                      -9.66%         -20.48%          -11.43%
 2001                      35.61%           2.49%           14.02%
 2000                      14.37%          -3.02%           22.83%
 1999                      -4.41%          21.26%           -1.49%
 1998                     -10.19%          -2.55%           -6.45%
 1997 (9/30-12/31)         -0.68%          -3.35%            1.68%


The performance reflected in the composite has been calculated in compliance with the AIMR Performance Presentation Standards, which differ from the method used by the SEC.

The net annual returns for the Brandes U.S. Small Cap Value Equity Composite were calculated on a time-weighted and asset-weighted, total return basis, including reinvestment of all dividends, interest and income, realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The accounts in the Brandes U.S. Small Cap Value Equity Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

The Russell 2000 Index is an unmanaged index that measures the 2000 smallest companies out of the 3,000 largest U.S. companies based on total market capitalization of the Russell Index. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.

The Russell 2000 Value Index is an unmanaged index that measures the Russell 2000 companies with lower price-to-book ratios and lower forecasting growth values. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.

ING REAL ESTATE FUND

CLARION CRA SECURITIES, L.P.


Founded in 1969, Clarion CRA Securities, L.P., (CRA) a Delaware limited partnership, is registered with the SEC as an investment adviser. CRA is an indirect wholly-owned subsidiary of ING Groep N.V. and is an affiliate of ING Investments. CRA is located at 259 Radnor-Chestor Road, Radnor, PA 19087. CRA is in the business of providing investment advice to institutional and individual client accounts which, as of June 30, 2003, were valued at approximately $2.1 billion.


The following individuals share responsibility for the day-to-day management of the Fund and have co-managed the Fund since its inception in July 1991:

T. Ritson Ferguson, Chief Investment Officer (CIO), has 16 years of real estate investment experience. Mr. Ferguson has served as Co-CIO and more recently CIO of CRA since 1991. Prior to 1991, Mr. Ferguson gained extensive direct real estate investment experience at Radnor Advisors and Trammel Crow Company where he was involved with acquisition, development and management of commercial real estate since 1986.

Kenneth D. Campbell, Managing Director, has been with CRA and its predecessors since 1969. Mr. Campbell has more than 32 years of real estate investment experience. Mr. Campbell has been recognized by the National Association of Real Estate Investment Trust (NAREIT) for outstanding lifetime contributions to the Real Estate Investment Trust (REIT) Industry.


 50      Management of the Funds

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The Funds generally distribute most or all of their net earnings in the form of dividends. Each Fund pays dividends, if any, as follows:

ANNUALLY(1)               SEMI-ANNUALLY(1)   QUARTERLY(2)
-----------               ----------------   ------------
ING Growth + Value        ING Large          ING Convertible
ING Growth                  Company Value    ING Equity and Bond
  Opportunities           ING MagnaCap       ING Real Estate
ING LargeCap Growth
ING MidCap
  Opportunities
ING SmallCap
  Opportunities
ING Disciplined LargeCap
ING Financial Services
ING SmallCap Value
ING MidCap Value
ING Tax Efficient Equity

(1) Distributions normally expected to consist primarily of capital gains.
(2) Distributions normally expected to consist on an annual basis of a variable combination of capital gains and ordinary income.

Each Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Classes A, B, C or M shares of a Fund invested in another ING Fund which offers the same class of shares. If you are a shareholder of ING Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A account of any open-end ING Fund.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. Dividends attributable to interest are not eligible for the reductions in rates described below. Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

- Distributions of long-term gains from sales by the Funds before May 6, 2003 will be taxed at the maximum rate of 20%.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.


As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


Please note that the ING Real Estate Fund will be sending you a Form 1099 reflecting the distributions you received in a particular calendar year at the end of February of the following year, which is one month later than most such forms are sent.



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                     Dividends, Distributions and Taxes       51

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below may invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Adviser or Sub-Adviser of any Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

The principal risks of investing in certain Funds are highlighted below. Certain Funds not identified below, however, also may invest in the securities described. Please see the SAI for more information.


INABILITY TO SELL SECURITIES (ALL FUNDS EXCEPT ING LARGECAP GROWTH, ING DISCIPLINED LARGECAP AND ING MAGNACAP FUNDS). Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


INVESTMENTS IN FOREIGN SECURITIES (ING LARGECAP GROWTH, ING FINANCIAL SERVICES, ING LARGE COMPANY VALUE, ING MAGNACAP, AND ING EQUITY AND BOND FUNDS). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.


Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to a Fund. The risks of investing in foreign securities may be greater for emerging market investments. See the discussion of emerging markets investments under "Other Risks".


INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES (ALL FUNDS EXCEPT ING LARGECAP GROWTH, ING DISCIPLINED LARGECAP AND ING MAGNACAP FUNDS). The Funds may invest in small and mid capitalization companies. Investments in small- and mid- capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

CONVERTIBLE SECURITIES (ING LARGECAP GROWTH, ING FINANCIAL SERVICES, ING LARGE COMPANY VALUE, ING MAGNACAP, ING MIDCAP VALUE, ING SMALLCAP VALUE AND ING CONVERTIBLE FUNDS). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.


CORPORATE DEBT SECURITIES (ING FINANCIAL SERVICES, ING LARGE COMPANY VALUE, ING MAGNACAP, ING CONVERTIBLE, AND ING EQUITY AND BOND FUNDS). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's fixed-income securities can




 52      More Information About Risks
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be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Fixed-income securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.


One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility". According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

CONCENTRATION (ING FINANCIAL SERVICES AND ING REAL ESTATE FUNDS). The Funds concentrate (for purposes of the 1940 Act) their assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, each Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

DERIVATIVES (ING LARGECAP GROWTH, ING DISCIPLINED LARGECAP, ING LARGE COMPANY VALUE AND ING EQUITY AND BOND FUNDS). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Many of the Funds do not invest in these types of derivatives, and some do, so please check the description of the Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

LENDING PORTFOLIO SECURITIES (ALL FUNDS EXCEPT ING FINANCIAL SERVICES AND ING LARGE COMPANY VALUE FUNDS). In order to generate additional income, certain Funds may lend portfolio securities in an amount up to 30% or 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.


NON-DIVERSIFIED INVESTMENT COMPANY (ING REAL ESTATE FUND). The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.



PORTFOLIO TURNOVER. (ALL FUNDS EXCEPT ING FINANCIAL SERVICES, ING LARGE COMPANY VALUE, ING MAGNACAP, ING TAX EFFICIENT EQUITY, ING CONVERTIBLE, ING MIDCAP VALUE, ING SMALLCAP VALUE AND ING REAL ESTATE FUNDS) are generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.



OTHER INVESTMENT COMPANIES (ING EQUITY AND BOND FUND). The Fund may invest up to 10% of its assets in other investment companies. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.


INTERESTS IN LOANS (ING EQUITY AND BOND FUND). The Fund may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

OTHER RISKS


MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser or Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       53

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

EMERGING MARKETS INVESTMENTS. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

U.S. GOVERNMENT SECURITIES. Some U.S. Government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. The value of U.S. Government securities may decline due to changing interest rates.


RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, a Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


MORTGAGE-RELATED SECURITIES. Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

BORROWING. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A "short sale" is the sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.


A Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in the Prospectus and SAI.


PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated



 54      More Information About Risks
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                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.


HIGH YIELD SECURITIES Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       55

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights tables on the following pages are intended to help you understand each Fund's Class A, Class B, Class C and/or Class M shares' financial performance for the past five years or, if shorter, the period of each class's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). A report of the Funds' independent auditors, along with the Funds' financial statements, is included in the Funds' annual report, which is incorporated by reference into the SAI and is available upon request.


 56      Financial Highlights

FINANCIAL HIGHLIGHTS                                     ING GROWTH + VALUE FUND
--------------------------------------------------------------------------------


For the years ended May 31, 2003, May 31, 2002 and the seven-month period ended May 31, 2001, the information in the table below has been derived from the Fund's financial statements which have been audited by KPMG LLP, independent auditors. For all periods ended prior to May 31, 2001 the financial information was audited by other independent auditors.


                                                                       CLASS A
                                          ------------------------------------------------------------------
                                                                    SEVEN MONTHS
                                          YEAR ENDED   YEAR ENDED      ENDED        YEAR ENDED OCTOBER 31,
                                           MAY 31,      MAY 31,       MAY 31,      -------------------------
                                             2003         2002        2001(1)       2000      1999     1998
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                              $         9.96        13.88         24.91       19.76    10.44    12.15
 Income (loss) from investment
 operations:
 Net investment loss                 $        -0.13        -0.15         -0.13       -0.20    -0.17    -0.11
 Net realized and unrealized gain
 (loss) on investments               $        -1.95        -3.77         -8.68        7.81     9.49    -1.42
 Total from investment operations    $        -2.08        -3.92         -8.81        7.61     9.32    -1.53
 Less distributions from:
 Net realized gain on investments    $           --           --          2.16        2.46       --     0.18
 Tax return of capital               $           --           --          0.06          --       --       --
 Total distributions                 $           --           --          2.22        2.46       --     0.18
 Net asset value, end of period      $         7.88         9.96         13.88       24.91    19.76    10.44
 TOTAL RETURN(2):                    %       -20.88       -28.24        -38.02       40.18    89.27   -12.63
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)    $       51,218       90,290       160,251     257,601   81,225   33,425
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                    %         1.87         1.78          1.77        1.57     1.69     1.72
 Gross expenses prior to expense
 reimbursement(3)                    %         1.87         1.78          1.77        1.57     1.69     1.72
 Net investment loss after expense
 reimbursement(3)                    %        -1.42        -1.18         -1.52       -1.22    -1.30    -0.92
 Portfolio turnover rate             %          294          255            95         163      197      162

                                                                  CLASS B
                                    --------------------------------------------------------------------
                                                              SEVEN MONTHS
                                    YEAR ENDED   YEAR ENDED      ENDED         YEAR ENDED OCTOBER 31,
                                     MAY 31,      MAY 31,       MAY 31,      ---------------------------
                                       2003         2002        2001(1)       2000      1999      1998
----------------------------------  --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                  9.52        13.36         24.17       19.34     10.29     12.08
 Income (loss) from investment
 operations:
 Net investment loss                    -0.18        -0.23         -0.19       -0.36     -0.27     -0.16
 Net realized and unrealized gain
 (loss) on investments                  -1.86        -3.61         -8.40        7.65      9.32     -1.45
 Total from investment operations       -2.04        -3.84         -8.59        7.29      9.05     -1.61
 Less distributions from:
 Net realized gain on investments          --           --          2.16        2.46        --      0.18
 Tax return of capital                     --           --          0.06          --        --        --
 Total distributions                       --           --          2.22        2.46        --      0.18
 Net asset value, end of period          7.48         9.52         13.36       24.17     19.34     10.29
 TOTAL RETURN(2):                      -21.43       -28.74        -38.31       39.33     87.95    -13.38
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)     105,173      185,950       326,139     507,282   227,227   105,991
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                        2.57         2.48          2.47        2.27      2.39      2.45
 Gross expenses prior to expense
 reimbursement(3)                        2.57         2.48          2.47        2.27      2.39      2.45
 Net investment loss after expense
 reimbursement(3)                       -2.12        -1.88         -2.22       -1.92     -2.00     -1.67
 Portfolio turnover rate                  294          255            95         163       197       162



                                                                                            CLASS C
                                                               ------------------------------------------------------------------
                                                                                         SEVEN MONTHS
                                                               YEAR ENDED   YEAR ENDED      ENDED        YEAR ENDED OCTOBER 31,
                                                                MAY 31,      MAY 31,       MAY 31,      -------------------------
                                                                  2003         2002        2001(1)       2000      1999     1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                      $        9.51        13.35         24.16       19.33    10.29    12.08
 Income (loss) from investment operations:
 Net investment loss                                       $       -0.20        -0.25         -0.19       -0.33    -0.26    -0.16
 Net realized and unrealized gain (loss) on investments    $       -1.84        -3.59         -8.40        7.62     9.30    -1.45
 Total from investment operations                          $       -2.04        -3.84         -8.59        7.29     9.04    -1.61
 Less distributions from:
 Net realized gain on investments                          $          --           --          2.16        2.46       --     0.18
 Tax return of capital                                     $          --           --          0.06          --       --       --
 Total distributions                                       $          --           --          2.22        2.46       --     0.18
 Net asset value, end of period                            $        7.47         9.51         13.35       24.16    19.33    10.29
 TOTAL RETURN(2):                                          %      -21.45       -28.76        -38.33       39.35    87.85   -13.38
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                          $      49,783       97,993       183,037     280,484   84,391   37,456
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)               %        2.57         2.48          2.47        2.27     2.40     2.46
 Gross expenses prior to expense reimbursement(3)          %        2.57         2.48          2.47        2.27     2.40     2.46
 Net investment loss after expense reimbursement(3)        %       -2.11        -1.88         -2.22       -1.92    -2.01    -1.69
 Portfolio turnover rate                                   %         294          255            95         163      197      162


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                                ING Growth + Value Fund       57

ING GROWTH OPPORTUNITIES FUND                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


For the years ended May 31, 2003, May 31, 2002, the five-month period ended May 31, 2001 and the year ended December 31, 2000, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. For all periods ended prior to December 31, 2000, the financial information was audited by other independent auditors.


                                                                     CLASS A
                                        ------------------------------------------------------------------
                                                                  FIVE MONTHS
                                        YEAR ENDED   YEAR ENDED      ENDED       YEAR ENDED DECEMBER 31,
                                         MAY 31,      MAY 31,       MAY 31,     --------------------------
                                           2003         2002        2001(1)      2000      1999      1998
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                             $      13.29        18.63         25.45       33.17     26.06    21.26
 Income (loss) from investment
 operations:
 Net investment income (loss)       $      -0.20        -0.27         -0.11       -0.21     -0.15    -0.08
 Net realized and unrealized gain
 (loss) on investments              $      -1.93        -5.07         -6.71       -6.02     20.10     5.09
 Total from investment operations   $      -2.13        -5.34         -6.82       -6.23     19.95     5.01
 Less distributions from:
 Net realized gain on investments   $         --           --            --        1.49     12.84     0.21
 Total distributions                $         --           --            --        1.49     12.84     0.21
 Net asset value, end of period     $      11.16        13.29         18.63       25.45     33.17    26.06
 TOTAL RETURN(2):                   %     -16.03       -28.66        -26.80      -19.11     93.26    23.61
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)   $     49,944       89,619       158,754     206,590   101,260   29,358
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                   %       1.85         1.80          1.73        1.46      1.39     1.37
 Gross expenses prior to expense
 reimbursement(3)                   %       1.85         1.80          1.73        1.46      1.39     1.37
 Net investment income (loss)
 after expense reimbursement(3)     %      -1.46        -1.62         -1.34       -0.86     -0.98    -0.47
 Portfolio turnover rate            %        355          473           217         326       286       98

                                                                 CLASS B
                                   -------------------------------------------------------------------
                                                             FIVE MONTHS
                                   YEAR ENDED   YEAR ENDED      ENDED        YEAR ENDED DECEMBER 31,
                                    MAY 31,      MAY 31,       MAY 31,     ---------------------------
                                      2003         2002        2001(1)      2000      1999      1998
---------------------------------  -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               12.45        17.58         24.09       31.70     25.46     20.93
 Income (loss) from investment
 operations:
 Net investment income (loss)         -0.25        -0.37         -0.17       -0.35     -0.18     -0.23
 Net realized and unrealized gain
 (loss) on investments                -1.81        -4.76         -6.34       -5.77     19.26      4.97
 Total from investment operations     -2.06        -5.13         -6.51       -6.12     19.08      4.74
 Less distributions from:
 Net realized gain on investments        --           --            --        1.49     12.84      0.21
 Total distributions                     --           --            --        1.49     12.84      0.21
 Net asset value, end of period       10.39        12.45         17.58       24.09     31.70     25.46
 TOTAL RETURN(2):                    -16.55       -29.18        -27.02      -19.66     91.84     22.69
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)    50,620       88,274       162,106     224,299    88,305    15,480
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                      2.55         2.50          2.43        2.16      2.10      2.13
 Gross expenses prior to expense
 reimbursement(3)                      2.55         2.50          2.43        2.16      2.10      2.13
 Net investment income (loss)
 after expense reimbursement(3)       -2.15        -2.32         -2.04       -1.56     -1.69     -1.26
 Portfolio turnover rate                355          473           217         326       286        98



                                                                                            CLASS C
                                                               ------------------------------------------------------------------
                                                                                         FIVE MONTHS
                                                               YEAR ENDED   YEAR ENDED      ENDED       YEAR ENDED DECEMBER 31,
                                                                MAY 31,      MAY 31,       MAY 31,     --------------------------
                                                                  2003         2002        2001(1)      2000      1999      1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                      $      12.48        17.62         24.13       31.75     25.48    20.91
 Income (loss) from investment operations:
 Net investment loss                                       $      -0.26        -0.41         -0.17       -0.31     -0.10    -0.27
 Net realized and unrealized gain (loss) on investments    $      -1.81        -4.73         -6.34       -5.82     19.21     5.05
 Total from investment operations                          $      -2.07        -5.14         -6.51       -6.13     19.11     4.78
 Less distributions from:
 Net realized gain on investments                          $         --           --            --        1.49     12.84     0.21
 Total distributions                                       $         --           --            --        1.49     12.84     0.21
 Net asset value, end of period                            $      10.41        12.48         17.62       24.13     31.75    25.48
 TOTAL RETURN(2):                                          %     -16.59       -29.17        -26.98      -19.65     91.90    22.90
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                          $     24,015       45,901        93,537     130,389    21,006    1,625
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)               %       2.55         2.50          2.43        2.16      2.10     2.13
 Gross expenses prior to expense reimbursement(3)          %       2.55         2.50          2.43        2.16      2.10     2.13
 Net investment loss after expense reimbursement(3)        %      -2.15        -2.32         -2.04       -1.56     -1.69    -1.24
 Portfolio turnover rate                                   %        355          473           217         326       286       98


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(3) Annualized for periods less than a year.

 58      ING Growth Opportunities Fund

FINANCIAL HIGHLIGHTS                                    ING LARGECAP GROWTH FUND
--------------------------------------------------------------------------------


For the years ended May 31, 2003, May 31, 2002, the eleven-month period ended May 31, 2001, the year ended June 30, 2000 and the three-month period ended June 30, 1999, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. For all periods ended prior to June 30, 1999 the financial information was audited by other independent auditors.


                                                                     CLASS A
                                          -------------------------------------------------------------
                                                              ELEVEN                THREE
                                           YEAR      YEAR     MONTHS      YEAR      MONTHS      YEAR
                                           ENDED     ENDED     ENDED     ENDED      ENDED       ENDED
                                          MAY 31,   MAY 31,   MAY 31,   JUNE 30,   JUNE 30,   MARCH 31,
                                           2003      2002     2001(1)     2000     1999(2)      1999
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $     16.59     24.40     43.12     28.09      24.94      15.73
 Income (loss) from investment
 operations:
 Net investment loss                  $     -0.15     -0.18     -0.20     -0.22      -0.02      -0.08
 Net realized and unrealized gain
 (loss) on investments                $     -2.11     -7.63    -18.05     15.63       3.17       9.77
 Total from investment operations     $     -2.26     -7.81    -18.25     15.41       3.15       9.69
 Less distributions from:
 Net investment income                $        --      0.00*       --        --         --         --
 Net realized gain on investments     $        --        --      0.47      0.38         --       0.48
 Total distributions                  $        --      0.00*     0.47      0.38         --       0.48
 Net asset value, end of period       $     14.33     16.59     24.40     43.12      28.09      24.94
 TOTAL RETURN(3):                     %    -13.62    -31.99    -42.67     55.35      12.63      63.06
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    $    40,941    65,642   161,824   186,261     30,108     12,445
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(4)(5)     %      1.60      1.58      1.47      1.36       1.43       1.59
 Gross expenses prior to expense
 reimbursement (recoupment)(4)        %      1.76      1.58      1.47      1.36       1.45       2.24
 Net investment loss after expense
 reimbursement (recoupment)(4)(5)     %     -0.96     -1.12     -0.78     -0.87      -0.56      -0.65
 Portfolio turnover rate              %       291       536       331       139         27        253

                                                                CLASS B
                                     -------------------------------------------------------------
                                                         ELEVEN                THREE
                                      YEAR      YEAR     MONTHS      YEAR      MONTHS      YEAR
                                      ENDED     ENDED     ENDED     ENDED      ENDED       ENDED
                                     MAY 31,   MAY 31,   MAY 31,   JUNE 30,   JUNE 30,   MARCH 31,
                                      2003      2002     2001(1)     2000     1999(2)      1999
-----------------------------------  -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                16.30     24.14     42.94     28.15      25.04      15.64
 Income (loss) from investment
 operations:
 Net investment loss                   -0.24     -0.43     -0.41     -0.39      -0.05      -0.08
 Net realized and unrealized gain
 (loss) on investments                 -2.07     -7.41    -17.92     15.56       3.16       9.71
 Total from investment operations      -2.31     -7.84    -18.33     15.17       3.11       9.63
 Less distributions from:
 Net investment income                    --        --        --        --         --         --
 Net realized gain on investments         --        --      0.47      0.38         --       0.23
 Total distributions                      --        --      0.47      0.38         --       0.23
 Net asset value, end of period        13.99     16.30     24.14     42.94      28.15      25.04
 TOTAL RETURN(3):                     -14.17    -32.48    -43.04     55.37      12.42      62.28
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    72,575   116,738   224,572   333,256     49,057     20,039
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(4)(5)       2.25      2.23      2.12      2.01       2.08       2.24
 Gross expenses prior to expense
 reimbursement (recoupment)(4)          2.41      2.23      2.12      2.01       2.10       2.89
 Net investment loss after expense
 reimbursement (recoupment)(4)(5)      -1.61     -1.77     -1.43     -1.52      -1.21      -1.28
 Portfolio turnover rate                 291       536       331       139         27        253



                                                                                          CLASS C
                                                          -----------------------------------------------------------------------
                                                           YEAR      YEAR     ELEVEN MONTHS     YEAR     THREE MONTHS     YEAR
                                                           ENDED     ENDED        ENDED        ENDED        ENDED         ENDED
                                                          MAY 31,   MAY 31,      MAY 31,      JUNE 30,     JUNE 30,     MARCH 31,
                                                           2003      2002        2001(1)        2000       1999(2)        1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                 $     16.25     24.07        42.82        28.07        24.97        15.63
 Income (loss) from investment operations:
 Net investment loss                                  $     -0.25     -0.48        -0.39        -0.35        -0.06        -0.07
 Net realized and unrealized gain (loss) on
 investments                                          $     -2.05     -7.34       -17.89        15.48         3.16         9.65
 Total from investment operations                     $     -2.30     -7.82       -18.28        15.13         3.10         9.58
 Less distributions from:
 Net realized gain on investments                     $        --        --         0.47         0.38           --         0.24
 Total distributions                                  $        --        --         0.47         0.38           --         0.24
 Net asset value, end of period                       $     13.95     16.25        24.07        42.82        28.07        24.97
 TOTAL RETURN(3):                                     %    -14.15    -32.49       -43.04        54.38        12.41        61.97
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                    $    31,516    54,048      117,222      152,682       17,755        8,004
 Ratios to average net assets:
 Net expenses after expense reimbursement
 (recoupment)(4)(5)                                   %      2.25      2.23         2.12         2.01         2.08         2.25
 Gross expenses prior to expense reimbursement
 (recoupment)(4)                                      %      2.41      2.23         2.12         2.01         2.10         2.90
 Net investment loss after expense reimbursement
 (recoupment)(4)(5)                                   %     -1.61     -1.77        -1.43        -1.52        -1.21        -1.26
 Portfolio turnover rate                              %       291       536          331           13           27          253


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Effective May 24, 1999, ING Investments, LLC, became the Investment Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its year end to June 30. The Fund was directly managed by ING Investments, LLC from October 1, 2000 to June 2, 2003. Effective June 2, 2003, Wellington Management Company, LLP was appointed as sub-adviser to the Fund.


(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.



(4) Annualized for periods less than one year.



(5) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments within three years.


 *  Amount represents less than $0.01 per share.

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                               ING LargeCap Growth Fund       59

ING MIDCAP OPPORTUNITIES FUND                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


For the years ended May 31, 2003, May 31, 2002, the five-month period ended May 31, 2001 and the year ended December 31, 2000, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. For all periods ended prior to December 31, 2000, the financial information was audited by other independent auditors.


                                                                           CLASS A
                                              ------------------------------------------------------------------
                                                                        FIVE MONTHS           YEAR ENDED
                                              YEAR ENDED   YEAR ENDED      ENDED             DECEMBER 31,
                                               MAY 31,      MAY 31,       MAY 31,     --------------------------
                                                 2003         2002        2001(1)      2000     1999    1998(2)
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period    $       11.11        14.58        19.12       21.29    12.96      10.00
 Income (loss) from investment
 operations:
 Net investment loss                     $       -0.12        -0.17*       -0.11       -0.15    -0.09      -0.03
 Net realized and unrealized gain
 (loss) on investments                   $       -0.87        -3.30        -4.43        0.16    12.01       2.99
 Total from investment operations        $       -0.99        -3.47        -4.54        0.01    11.92       2.96
 Less distributions from:
 Net realized gain on investments        $          --           --         2.18        3.59       --         --
 Total distributions                     $          --           --           --        2.18     3.59         --
 Net asset value, end of period          $       10.12        11.11        14.58       19.12    21.29      12.96
 TOTAL RETURN(3):                        %       -8.91       -23.80       -23.74       -0.35   103.24      29.60
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)        $      44,010       68,106       24,265      25,742    6,291        610
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                     %        1.50         1.77         2.06        1.66     1.74       1.80
 Gross expenses prior to expense
 reimbursement(4)                        %        1.83         1.99         2.06        1.66     1.74       2.42
 Net investment loss after expense
 reimbursement(4)(5)                     %       -1.15        -1.45        -1.52       -0.96    -1.34      -1.10
 Portfolio turnover rate                 %         345          399          182         188      201         61

                                                                     CLASS B
                                        ------------------------------------------------------------------
                                                                  FIVE MONTHS           YEAR ENDED
                                        YEAR ENDED   YEAR ENDED      ENDED             DECEMBER 31,
                                         MAY 31,      MAY 31,       MAY 31,     --------------------------
                                           2003         2002        2001(1)      2000     1999    1998(2)
--------------------------------------  ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      10.83        14.30        18.79       21.12    12.97      10.00
 Income (loss) from investment
 operations:
 Net investment loss                       -0.20        -0.25*       -0.14       -0.24    -0.07      -0.03
 Net realized and unrealized gain
 (loss) on investments                     -0.83        -3.22        -4.35        0.09    11.81       3.00
 Total from investment operations          -1.03        -3.47        -4.49       -0.15    11.74       2.97
 Less distributions from:
 Net realized gain on investments             --           --         2.18        3.59       --
 Total distributions                          --           --           --        2.18     3.59         --
 Net asset value, end of period             9.80        10.83        14.30       18.79    21.12      12.97
 TOTAL RETURN(3):                          -9.51       -24.27       -23.90       -1.13   101.73      29.70
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)         43,183       69,621       28,448      35,551    8,252        140
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                        2.20         2.47         2.76        2.36     2.40       2.50
 Gross expenses prior to expense
 reimbursement(4)                           2.53         2.69         2.76        2.36     2.40       3.27
 Net investment loss after expense
 reimbursement(4)(5)                       -1.85        -2.15        -2.22       -1.66    -2.00      -2.05
 Portfolio turnover rate                     345          399          182         188      201         61



                                                                                     CLASS C
                                                 --------------------------------------------------------------------------------
                                                                                 FIVE MONTHS
                                                 YEAR ENDED      YEAR ENDED         ENDED             YEAR ENDED DECEMBER 31,
                                                  MAY 31,         MAY 31,          MAY 31,        -------------------------------
                                                    2003            2002           2001(1)         2000        1999       1998(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period    $          10.77           14.24           18.72          21.03       12.96       10.00
 Income (loss) from investment
 operations:
 Net investment loss                     $          -0.19           -0.25*          -0.14          -0.24       -0.07       -0.04
 Net realized and unrealized gain
 (loss) on investments                   $          -0.83           -3.22           -4.34           0.11       11.73        3.00
 Total from investment operations        $          -1.02           -3.47           -4.48          -0.13       11.66        2.96
 Less distributions from:
 Net realized gain on investments        $             --              --              --           2.18        3.59          --
 Total distributions                     $             --              --              --           2.18        3.59          --
 Net asset value, end of period          $           9.75           10.77           14.24          18.72       21.03       12.96
 TOTAL RETURN(3):                        %          -9.47          -24.37          -23.93          -1.03      101.16       29.60
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)        $         67,730         100,888          18,901         25,939       4,560          87
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                     %           2.20            2.47            2.76           2.36        2.36        2.50
 Gross expenses prior to expense
 reimbursement(4)                        %           2.53            2.69            2.76           2.36        2.36        3.22
 Net investment loss after expense
 reimbursement(4)(5)                     %          -1.85           -2.15           -2.22          -1.66       -1.98       -2.04
 Portfolio turnover rate                 %            345             399             182            188         201          61


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Fund commenced operations on August 20, 1998.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments within three years.

 * Per share data calculated using weighted average number of shares outstanding throughout the period.

 60      ING MidCap Opportunities Fund

FINANCIAL HIGHLIGHTS                             ING SMALLCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------


For the years ended May 31, 2003, May 31, 2002, the five-month period ended May 31, 2001 and the year ended December 31, 2000, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. For all periods ended prior to December 31, 2000, the financial information was audited by other independent auditors.


                                                                    CLASS A
                                         --------------------------------------------------------------
                                           YEAR       YEAR     FIVE MONTHS
                                          ENDED      ENDED        ENDED       YEAR ENDED DECEMBER 31,
                                         MAY 31,    MAY 31,      MAY 31,     --------------------------
                                           2003       2002       2001(1)      2000      1999      1998
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                              $      24.04      38.78       47.17       59.35     29.00    27.77
 Income (loss) from investment
 operations:
 Net investment loss                 $      -0.35      -0.51*      -0.23       -0.54     -0.32    -0.27
 Net realized and unrealized gain
 (loss) on investments               $      -5.53     -13.24       -8.16       -2.74     38.23     2.23
 Total from investment operations    $      -5.88     -13.75       -8.39       -3.28     37.91     1.96
 Less distributions from:
 Net realized gain on investments    $         --       0.99          --        8.90      7.56     0.73
 Total distributions                 $         --       0.99          --        8.90      7.56     0.73
 Net asset value, end of period      $      18.16      24.04       38.78       47.17     59.35    29.00
 TOTAL RETURN(2):                    %     -24.46     -35.86      -17.79       -6.04    146.94     7.59
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)    $    118,570    183,810     159,641     177,286   123,377   45,461
 Ratios to average net assets:
 Expenses(3)                         %       1.88       1.81        1.69        1.45      1.43     1.47
 Net investment loss(3)              %      -1.80      -1.70       -1.41       -1.05     -1.21    -0.70
 Portfolio turnover rate             %        357        427         104         134       223      257

                                                                CLASS B
                                    ---------------------------------------------------------------
                                      YEAR       YEAR     FIVE MONTHS
                                     ENDED      ENDED        ENDED        YEAR ENDED DECEMBER 31,
                                    MAY 31,    MAY 31,      MAY 31,     ---------------------------
                                      2003       2002       2001(1)      2000      1999      1998
----------------------------------  ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                22.48      36.60       44.64       57.06     28.26     27.27
 Income (loss) from investment
 operations:
 Net investment loss                   -0.48      -0.68*      -0.33       -0.96     -0.60     -0.48
 Net realized and unrealized gain
 (loss) on investments                 -5.13     -12.45       -7.71       -2.56     36.96      2.20
 Total from investment operations      -5.61     -13.13       -8.04       -3.52     36.36      1.72
 Less distributions from:
 Net realized gain on investments         --       0.99          --        8.90      7.56      0.73
 Total distributions                      --       0.99          --        8.90      7.56      0.73
 Net asset value, end of period        16.87      22.48       36.60       44.64     57.06     28.26
 TOTAL RETURN(2):                     -24.96     -36.31      -18.01       -6.71    145.24      6.84
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)     85,465    154,899     206,968     266,348   264,677   124,065
 Ratios to average net assets:
 Expenses(3)                            2.58       2.51        2.39        2.15      2.15      2.18
 Net investment loss(3)                -2.50      -2.40       -2.11       -1.75     -1.93     -1.43
 Portfolio turnover rate                 357        427         104         134       223       257



                                                                                             CLASS C
                                                                   -----------------------------------------------------------
                                                                    YEAR      YEAR     FIVE MONTHS          YEAR ENDED
                                                                    ENDED     ENDED       ENDED            DECEMBER 31,
                                                                   MAY 31,   MAY 31,     MAY 31,     -------------------------
                                                                    2003      2002       2001(1)      2000      1999     1998
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $     22.44     36.53       44.54       56.98    28.24    27.26
 Income (loss) from investment operations:
 Net investment loss                                           $     -0.49     -0.67*      -0.33       -0.97    -0.53    -0.55
 Net realized and unrealized gain (loss) on investments        $     -5.12    -12.43       -7.68       -2.57    36.83     2.26
 Total from investment operations                              $     -5.61    -13.10       -8.01       -3.54    36.30     1.71
 Less distributions from:
 Net realized gain on investments                              $        --      0.99          --        8,90     7.56     0.73
 Total distributions                                           $        --      0.99          --        8.90     7.56     0.73
 Net asset value, end of period                                $     16.83     22.44       36.53       44.54    56.98    28.24
 TOTAL RETURN(2):                                              %    -25.00    -36.30      -17.98       -6.76   145.12     6.81
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                              $    63,406   119,498      78,658     104,094   72,581   29,746
 Ratios to average net assets:
 Expenses(3)                                                   %      2.58      2.51        2.39        2.15     2.18     2.22
 Net investment loss(3)                                        %     -2.50     -2.40       -2.11       -1.75    -1.96    -1.45
 Portfolio turnover rate                                       %       357       427         104         134      223      257


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

 * Per share data calculated using weighted average number of shares outstanding throughout the period.

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                        ING SmallCap Opportunities Fund       61

ING DISCIPLINED LARGECAP FUND                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


For the years ended May 31, 2003, May 31, 2002 and the seven-month period ended May 31, 2001, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. For all periods ended prior to May 31, 2001 the financial information was audited by other independent auditors.


                                                                           CLASS A
                                                 ------------------------------------------------------------
                                                  YEAR      YEAR     SEVEN MONTHS      YEAR         PERIOD
                                                  ENDED     ENDED       ENDED          ENDED         ENDED
                                                 MAY 31,   MAY 31,     MAY 31,      OCTOBER 31,   OCTOBER 31,
                                                  2003     2002(1)     2001(2)         2000         1999(3)
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $     8.43      9.87        11.17          11.14         10.00
 Income (loss) from investment operations:
 Net investment income (loss)                $     0.03      0.03        -0.01             --          0.01
 Net realized and unrealized gain (loss)
 on investments                              $    -0.85     -1.47        -1.29           0.18          1.13
 Total from investment operations            $    -0.82     -1.44        -1.30           0.18          1.14
 Less distributions from:
 Net realized gain on investments            $       --        --           --           0.15            --
 Total distributions                         $       --        --           --           0.15            --
 Net asset value, end of period              $     7.61      8.43         9.87          11.17         11.14
 TOTAL RETURN(4):                            %    -9.73    -14.59       -11.64           1.55         11.40
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $    7,205     9,883       12,748         23,571        27,091
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(5)                            %     1.54      1.33         1.45           1.37          1.29(6)
 Gross expenses prior to expense
 reimbursement(5)                            %     1.54      1.33         1.45           1.37          1.56
 Net investment income (loss) after
 expense reimbursement(5)                    %     0.32      0.12        -0.13           0.01          0.23(6)
 Portfolio turnover rate                     %      106       149           26             57            26

                                                                      CLASS B
                                            ------------------------------------------------------------
                                             YEAR      YEAR     SEVEN MONTHS      YEAR         PERIOD
                                             ENDED     ENDED       ENDED          ENDED         ENDED
                                            MAY 31,   MAY 31,     MAY 31,      OCTOBER 31,   OCTOBER 31,
                                             2003     2002(1)     2001(2)         2000         1999(3)
------------------------------------------  ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         8.23      9.70        11.04          11.09         10.00
 Income (loss) from investment operations:
 Net investment income (loss)                -0.03     -0.07        -0.05          -0.08         -0.02
 Net realized and unrealized gain (loss)
 on investments                              -0.83     -1.40        -1.29           0.18          1.11
 Total from investment operations            -0.86     -1.47        -1.34           0.10          1.09
 Less distributions from:
 Net realized gain on investments               --        --           --           0.15            --
 Total distributions                            --        --           --           0.15            --
 Net asset value, end of period               7.37      8.23         9.70          11.04         11.09
 TOTAL RETURN(4):                           -10.45    -15.15       -12.14           0.83         10.90
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          34,358    53,185       76,726         94,028        99,249
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(5)                             2.24      2.03         2.15           2.07          1.99(6)
 Gross expenses prior to expense
 reimbursement(5)                             2.24      2.03         2.15           2.07          2.29
 Net investment income (loss) after
 expense reimbursement(5)                    -0.43     -0.58        -0.83          -0.70         -0.49(6)
 Portfolio turnover rate                       106       149           26             57            26



                                                                                             CLASS C
                                                                   ------------------------------------------------------------
                                                                    YEAR      YEAR     SEVEN MONTHS      YEAR         PERIOD
                                                                    ENDED     ENDED       ENDED          ENDED         ENDED
                                                                   MAY 31,   MAY 31,     MAY 31,      OCTOBER 31,   OCTOBER 31,
                                                                    2003     2002(1)     2001(2)         2000         1999(3)
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $     8.23      9.70        11.05          11.09         10.00
 Income (loss) from investment operations:
 Net investment loss                                           $    -0.04     -0.09        -0.05          -0.08         -0.02
 Net realized and unrealized gain (loss) on investments        $    -0.82     -1.38        -1.30           0.19          1.11
 Total from investment operations                              $    -0.86     -1.47        -1.35           0.11          1.09
 Less distributions from:
 Net realized gain on investments                              $       --        --           --           0.15            --
 Total distributions                                           $       --        --           --           0.15            --
 Net asset value, end of period                                $     7.37      8.23         9.70          11.05         11.09
 TOTAL RETURN(4):                                              %   -10.45    -15.15       -12.22           0.92         10.90
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $   21,478    36,486       66,252         88,449        75,941
 Ratios to average net assets:
 Net expenses after expense reimbursement(5)                   %     2.24      2.03         2.15           2.07          1.99(6)
 Gross expenses prior to expense reimbursement(5)              %     2.24      2.03         2.15           2.07          2.27
 Net investment income (loss) after expense reimbursement(5)   %    -0.43     -0.58        -0.83          -0.70         -0.49(6)
 Portfolio turnover rate                                       %      106       149           26             57            26


--------------------------------------------------------------------------------

(1) Effective August 1, 2001, ING Aeltus began serving as Sub-Adviser to the Fund. Prior to that date, a different firm served as Sub-Adviser.

(2) The Fund changed its fiscal year end to May 31.

(3) The Fund commenced operations on December 30, 1998.

(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(5) Annualized for periods less than a year.

(6) Expenses calculated net of taxes and adviser reimbursement.

 62      ING Disciplined LargeCap Fund

FINANCIAL HIGHLIGHTS                                 ING FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.


                                                                                           CLASS A
                                                             --------------------------------------------------------------------
                                                              YEAR      YEAR     ELEVEN MONTHS     YEAR       YEAR     SIX MONTHS
                                                              ENDED     ENDED        ENDED        ENDED      ENDED       ENDED
                                                             MAY 31,   MAY 31,      MAY 31,      JUNE 30,   JUNE 30,    JUNE 30,
                                                              2003      2002        2001(1)        2000       1999      1998(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                    $    22.11     23.36         16.42        24.38      27.52       25.87
 Income from investment operations:
 Net investment income                                   $     0.12      0.14          0.31         0.32       0.29        0.11
 Net realized and unrealized gain (loss) on
 investments                                             $    -1.78      1.29          7.11        -5.30      -2.70        1.54
 Total from investment operations                        $    -1.66      1.43          7.42        -4.98      -2.41        1.65
 Less distributions from:
 Net investment income                                   $     0.09      0.33          0.33         0.25       0.18          --
 Net realized gain on investments                        $     1.12      2.35          0.15         2.73       0.55          --
 Tax return of capital                                   $       --        --            --           --         --          --
 Total distributions                                     $     1.21      2.68          0.48         2.98       0.73          --
 Net asset value, end of period                          $    19.24     22.11         23.36        16.42      24.38       27.52
 TOTAL RETURN(3):                                        %    -6.98      7.05         46.01       -22.44      -8.61        6.38
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year ($millions)                     $      182       231           252          210        403         549
 Ratio to average net assets:
 Expenses(4)                                             %     1.52      1.48          1.42         1.41       1.39        1.20
 Net investment income(4)                                %     0.54      0.54          1.48         1.46       1.09        0.94
 Portfolio turnover rate                                 %       19        43            39           10         29           2



                                                                                           CLASS B
                                                             --------------------------------------------------------------------
                                                              YEAR      YEAR     ELEVEN MONTHS     YEAR       YEAR     SIX MONTHS
                                                              ENDED     ENDED        ENDED        ENDED      ENDED       ENDED
                                                             MAY 31,   MAY 31,      MAY 31,      JUNE 30,   JUNE 30,    JUNE 30,
                                                              2003      2002        2001(1)        2000       1999      1998(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                    $    22.03     23.28        16.35         24.21     27.40       25.85
 Income (loss) from investment operations:
 Net investment income (loss)                            $    -0.07     -0.04         0.15          0.22      0.08        0.01
 Net realized and unrealized gain (loss) on
 investments                                             $    -1.72      1.29         7.12         -5.32     -2.66        1.54
 Total from investment operations                        $    -1.79      1.25         7.27         -5.10     -2.58        1.55
 Less distributions from:
 Net investment income                                   $       --      0.15         0.19          0.03      0.06          --
 Net realized gain on investments                        $     1.12      2.35         0.15          2.73      0.55          --
 Tax return of capital                                   $       --        --           --            --        --          --
 Total distributions                                     $     1.12      2.50         0.34          2.76      0.61          --
 Net asset value, end of period                          $    19.12     22.03        23.28         16.35     24.21       27.40
 TOTAL RETURN(3):                                        %    -7.66      6.22        45.01        -23.00     -9.31        6.00
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year ($millions)                     $      127       171          183           148       343         360
 Ratio to average net assets:
 Expenses(4)                                             %     2.27      2.23         2.17          2.16      2.14        1.95
 Net investment income (loss)(4)                         %    -0.21     -0.21         0.73          0.71      0.34        0.19
 Portfolio turnover rate                                 %       19        43           39            10        29           2


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Effective June 30, 1998, the ING Financial Services Fund changed its year end to June 30.


(3) Total return is calculated assuming reinvestment of all dividend and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.



(4) Annualized for periods less than one year.


              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                            ING Financial Services Fund       63

ING LARGE COMPANY VALUE FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.


                                                                                       CLASS A
                                                     ----------------------------------------------------------------------------
                                                      YEAR         YEAR        FIVE MONTHS
                                                      ENDED        ENDED          ENDED              YEAR ENDED DECEMBER 31,
                                                     MAY 31,      MAY 31,        MAY 31,        ---------------------------------
                                                      2003         2002          2001(1)        2000(2)       1999         1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $         14.62        17.14          18.10          22.38        21.91        20.27
 Income (loss) from investment operations:
 Net investment income (loss)                $          0.10        -0.27          -0.03          -0.01         0.05           --
 Net realized and unrealized gain (loss)
 on investments                              $         -2.33        -1.92          -0.93          -0.51         3.33         4.30
 Total from investment operations            $         -2.23        -2.19          -0.96          -0.52         3.38         4.30
 Less distributions from:
 Net investment income                       $          0.03         0.00*            --             --         0.05           --
 Net realized gain from investments          $            --         0.29             --           3.76         2.86         2.66
 Tax return of capital                       $            --         0.04             --             --           --           --
 Total distributions                         $          0.03         0.33             --           3.76         2.91         2.66
 Net asset value, end of period              $         12.36        14.62          17.14          18.10        22.38        21.91
 TOTAL RETURN(3):                            %        -15.21       -12.83          -5.30          -3.13        15.54        21.42
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)            $       133,146      173,655        212,962        226,905      254,532      245,790
 Ratios to average net assets:
 Expenses(4)                                 %          1.37         1.27           1.48           1.09         0.95         1.16
 Net investment income (loss)(4)             %          0.87         0.35          -0.32          -0.06         0.21         0.06
 Portfolio turnover rate                     %           103           88             54             85           86           63



                                                    CLASS B                                           CLASS C
                                 ----------------------------------------------   -----------------------------------------------
                                  YEAR      YEAR     FIVE MONTHS    AUGUST 22,     YEAR      YEAR     FIVE MONTHS   SEPTEMBER 26,
                                  ENDED     ENDED       ENDED      2000(5) THRU    ENDED     ENDED       ENDED      2000(5) THRU
                                 MAY 31,   MAY 31,     MAY 31,     DECEMBER 31,   MAY 31,   MAY 31,     MAY 31,     DECEMBER 31,
                                  2003      2002       2001(1)         2000        2003      2002       2001(1)         2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE:
 Net asset value,
 beginning of period         $    14.45     17.09       18.09          24.16       14.42     17.04       18.05          23.40
 Income (loss) from
 investment operations:
 Net investment loss         $     0.01     -0.34       -0.05          -0.02        0.02     -0.42       -0.03          -0.02
 Net realized and
 unrealized loss on
 investments                 $    -2.29     -1.97       -0.95          -2.73       -2.31     -1.87       -0.98          -2.01
 Total from investment
 operations                  $    -2.28     -2.31       -1.00          -2.75       -2.29     -2.29       -1.01          -2.03
 Less distributions from:
 Net realized gain on
 investments                 $       --      0.29          --           3.32          --      0.29          --           3.32
 Tax return of capital       $       --      0.04          --             --          --      0.04          --             --
 Total distributions         $       --      0.33          --           3.32          --      0.33          --           3.32
 Net asset value, end of
 period                      $    12.17     14.45       17.09          18.09       12.13     14.42       17.04          18.05
 TOTAL RETURN(3):            %   -15.78    -13.60       -5.53         -11.95      -15.88    -13.52       -5.60          -9.30
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000s)                      $    3,538     4,552       4,901            722       1,133     1,895       3,462            160
 Ratios to average net
 assets:
 Expenses(4)                 %     2.12      2.02        2.23           1.84        2.12      2.02        2.23           1.64
 Net investment loss(4)      %     0.12     -0.40       -1.07          -0.81        0.12     -0.40       -1.07          -0.81
 Portfolio turnover rate     %      103        88          54             85         103        88          54             85


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.


(2) Effective July 26, 2000, ING Investments became the Adviser of the Fund.


(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(4) Annualized for periods less than one year.


(5) Commencement of operations of the class of shares.


*  Amount represents less than $0.01 per share.

 64      ING Large Company Value Fund

FINANCIAL HIGHLIGHTS                                           ING MAGNACAP FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.

                                                                      CLASS A
                                           -------------------------------------------------------------
                                            YEAR      YEAR     ELEVEN MONTHS
                                            ENDED     ENDED        ENDED          YEAR ENDED JUNE 30,
                                           MAY 31,   MAY 31,      MAY 31,      -------------------------
                                            2003      2002        2001(1)       2000     1999     1998
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                $     10.11     13.54        15.84        17.69    17.07    15.92
 Income (loss) from investment
 operations:
 Net investment income (loss)          $      0.06      0.07         0.05         0.07     0.07     0.04
 Net realized and unrealized gain
 (loss) on investments                 $     -1.32     -1.53        -0.38        -0.08     2.37     3.02
 Total from investment operations      $     -1.26     -1.46        -0.33        -0.01     2.44     3.06
 Less distributions from:
 Net investment income                 $      0.03      0.07         0.09         0.05     0.04     0.06
 Net realized gain on investments      $        --      1.90         1.88         1.79     1.78     1.85
 Total distributions                   $      0.03      1.97         1.97         1.84     1.82     1.91
 Net asset value, end of period        $      8.82     10.11        13.54        15.84    17.69    17.07
 TOTAL RETURN(3):                      %    -12.46    -10.96        -2.77        -0.36    15.93    20.53
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)     $   156,902   211,602      277,722      303,864  368,508  348,759
 Ratios to average net assets:
 Expenses(4)                           %      1.45      1.34         1.31         1.29     1.35     1.37
 Net investment income (loss)(4)       %      0.73      0.59         0.33         0.41     0.41     0.29
 Portfolio turnover rate               %       110        75           92           26       48       53

                                                                CLASS B
                                      -----------------------------------------------------------
                                       YEAR      YEAR     ELEVEN MONTHS
                                       ENDED     ENDED        ENDED         YEAR ENDED JUNE 30,
                                      MAY 31,   MAY 31,      MAY 31,      -----------------------
                                       2003      2002        2001(1)       2000    1999     1998
------------------------------------  -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                 9.75     13.14         15.44       17.36    16.86   15.81
 Income (loss) from investment
 operations:
 Net investment income (loss)           0.00*    -0.02         -0.01       -0.05    -0.04   -0.04
 Net realized and unrealized gain
 (loss) on investments                 -1.27     -1.47         -0.41       -0.08     2.32    2.97
 Total from investment operations      -1.27     -1.49         -0.42       -0.13     2.28    2.93
 Less distributions from:
 Net investment income                    --        --            --          --       --    0.03
 Net realized gain on investments         --      1.90          1.88        1.79     1.78    1.85
 Total distributions                      --      1.90          1.88        1.79     1.78    1.88
 Net asset value, end of period         8.48      9.75         13.14       15.44    17.36   16.86
 TOTAL RETURN(3):                     -13.03    -11.61         -3.40       -1.11    15.12   19.76
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    50,677    79,685       112,286      87,167  116,227  77,787
 Ratios to average net assets:
 Expenses(4)                            2.15      2.04          2.01        1.99     2.05    2.07
 Net investment income (loss)(4)        0.03     -0.11         -0.37       -0.29    -0.29   -0.41
 Portfolio turnover rate                 110        75            92          26       48      53


                                                                               CLASS C
                                                      ---------------------------------------------------------
                                                       YEAR      YEAR     ELEVEN MONTHS     YEAR      JUNE 1,
                                                       ENDED     ENDED        ENDED        ENDED     1999(2) TO
                                                      MAY 31,   MAY 31,      MAY 31,      JUNE 30,    JUNE 30,
                                                       2003      2002        2001(1)        2000        1999
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $     9.76     13.14        15.44        17.37       16.69
 Income (loss) from investment operations:
 Net investment income (loss)                     $     0.00*    -0.01        -0.01        -0.10          --
 Net realized and unrealized gain (loss) on
 investments                                      $    -1.28     -1.47        -0.41        -0.04        0.68
 Total from investment operations                 $    -1.28     -1.48        -0.42        -0.14        0.68
 Less distributions from:
 Net investment income                            $       --        --           --           --          --
 Net realized gain on investments                 $       --      1.90         1.88         1.79          --
 Total distributions                              $       --      1.90         1.88         1.79          --
 Net asset value, end of period                   $     8.48      9.76        13.14        15.44       17.37
 TOTAL RETURN(3):                                 %   -13.11    -11.53        -3.41        -1.17        4.07
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $    8,291     9,693       10,887        3,660         601
 Ratios to average net assets:
 Expenses(4)                                      %     2.15      2.04         2.01         1.99        1.12
 Net investment income (loss)(4)                  %     0.03     -0.11        -0.37        -0.29        0.42
 Portfolio turnover rate                          %      110        75           92           26          48

                                                                          CLASS M
                                                 ----------------------------------------------------------
                                                  YEAR      YEAR     ELEVEN MONTHS
                                                  ENDED     ENDED        ENDED        YEAR ENDED JUNE 30,
                                                 MAY 31,   MAY 31,      MAY 31,      ----------------------
                                                  2003      2002        2001(1)       2000    1999    1998
-----------------------------------------------  ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period              9.96     13.36        15.64        17.51   16.95   15.87
 Income (loss) from investment operations:
 Net investment income (loss)                      0.03      0.02           --        -0.01   -0.01      --
 Net realized and unrealized gain (loss) on
 investments                                      -1.31     -1.50        -0.39        -0.06    2.35    2.98
 Total from investment operations                 -1.28     -1.48        -0.39        -0.07    2.34    2.98
 Less distributions from:
 Net investment income                               --      0.02         0.01         0.01      --    0.05
 Net realized gain on investments                    --      1.90         1.88         1.79    1.78    1.85
 Total distributions                                 --      1.92         1.89         1.80    1.78    1.90
 Net asset value, end of period                    8.68      9.96        13.36        15.64   17.51   16.95
 TOTAL RETURN(3):                                -12.85    -11.30        -3.21        -0.71   15.41   20.00
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                7,445    12,074       17,440       13,050  16,351  14,675
 Ratios to average net assets:
 Expenses(4)                                       1.90      1.79         1.76         1.74    1.80    1.82
 Net investment income (loss)(4)                   0.28      0.14        -0.12        -0.04   -0.04   -0.16
 Portfolio turnover rate                            110        75           92           26      48      53


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.


(2) Commencement of operations of the class of shares.


(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.


 * Amount represents less than $0.01 per share.


              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                                      ING MagnaCap Fund       65

ING MIDCAP VALUE FUND                                       FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.


                                                                         CLASS A               CLASS B               CLASS C
                                                                   -------------------    ------------------    -----------------
                                                                    YEAR       PERIOD      YEAR      PERIOD      YEAR     PERIOD
                                                                    ENDED      ENDED       ENDED     ENDED       ENDED     ENDED
                                                                   MAY 31,    MAY 31,     MAY 31,   MAY 31,     MAY 31,   MAY 31,
                                                                    2003      2002(1)      2003     2002(2)      2003     2002(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                        $      10.28       10.00      10.27       9.87      10.26      9.87
 Income (loss) from investment operations:
 Net investment income (loss)                                $       0.00*       0.00*     -0.06      -0.01      -0.05     -0.01
 Net realized and unrealized gain on investments             $      -1.77        0.28      -1.75       0.41      -1.75      0.40
 Total from investment operations                            $      -1.77        0.28      -1.81       0.40      -1.80      0.39
 Less distributions from:
 Net investment income                                       $       0.04          --       0.01         --       0.01        --
 Net realized gains on investments                           $       0.11          --       0.11         --       0.11        --
 Total distributions                                         $       0.15          --       0.12         --       0.12        --
 Net asset value, end of period                              $       8.36       10.28       8.34      10.27       8.34     10.26
 TOTAL RETURN(3):                                            %     -16.94        2.80     -17.40       4.05     -17.32      3.95
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                           $     15,026      25,325     12,205     11,656     12,034     9,731
 Ratios to average net assets:
 Net expenses after reimbursement(4)(5)                      %       1.75        1.61       2.50       2.36       2.50      2.36
 Gross expenses prior to expense reimbursement(4)            %       2.17        3.05       2.92       3.80       2.92      3.80
 Net investment income (loss) after expense
 reimbursement(4)(5)                                         %      -0.10        0.04      -0.82      -0.71       0.81     -0.71
 Portfolio turnover rate                                     %         72          13         72         13         72        13


--------------------------------------------------------------------------------

(1) The Fund commenced operations on February 1, 2002

(2) Class B and Class C commenced operations on February 4, 2002.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments within three years.

 * Amount represents less than $0.01 per share.

 66      ING MidCap Value Fund

FINANCIAL HIGHLIGHTS                                     ING SMALLCAP VALUE FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.


                                                 CLASS A                         CLASS B                        CLASS C
                                       ----------------------------    ---------------------------    ---------------------------
                                       YEAR ENDED     PERIOD ENDED     YEAR ENDED    PERIOD ENDED     YEAR ENDED    PERIOD ENDED
                                         MAY 31,         MAY 31,         MAY 31,        MAY 31,         MAY 31,        MAY 31,
                                          2003           2002(1)          2003          2002(2)          2003          2002(3)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE:
 Net asset value, beginning of
 period                          $        10.62           10.00           10.60           9.85           10.60           9.76
 Income (loss) from investment
 operations:
 Net investment loss             $        -0.05           -0.01           -0.11          -0.02           -0.10          -0.01
 Net realized and unrealized
 gain on investments             $        -1.00            0.63           -1.01           0.77           -1.02           0.85
 Total from investment
 operations                      $        -1.05            0.62           -1.12           0.75           -1.12           0.84
 Less distributions from:
 Net investment income           $         0.04              --              --             --            0.01             --
 Net realized gains on
 investments                     $         0.09              --            0.09             --            0.09             --
 Total distributions             $         0.13              --            0.09             --            0.10             --
 Net asset value, end of
 period                          $         9.44           10.62            9.39          10.60            9.38          10.60
 TOTAL RETURN(4):                %        -9.83            6.20          -10.53           7.61          -10.55           8.61
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                         $       12,280          18,435           8,233          7,889          11,241          8,468
 Ratios to average net assets:
 Net expenses after
 reimbursement(5)(6)             %         1.75            1.62            2.50           2.37            2.50           2.37
 Gross expenses prior to
 expense reimbursement(5)        %         2.17            3.65            2.92           4.40            2.92           4.40
 Net investment loss after
 expense reimbursement(5)(6)     %        -0.54           -0.39           -1.29          -1.14           -1.28          -1.14
 Portfolio turnover rate         %           54              12              54             12              54             12


--------------------------------------------------------------------------------

(1) The Fund commenced operations on February 1, 2002.

(2) Class B commenced operations on February 4, 2002.

(3) Class C commenced operations on February 7, 2002.

(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(5) Annualized for periods less than one year.

(6) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments within three years.

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                                ING SmallCap Value Fund       67

ING TAX EFFICIENT EQUITY FUND                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


For the years ended May 31, 2003, May 31, 2002 and the seven-month period ended May 31, 2001, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. For all periods ended prior to May 31, 2001 the financial information was audited by other independent auditors.


                                                               CLASS A
                                          --------------------------------------------------
                                           YEAR      YEAR     SEVEN MONTHS     YEAR ENDED
                                           ENDED     ENDED       ENDED         OCTOBER 31,
                                          MAY 31,   MAY 31,     MAY 31,      ---------------
                                           2003      2002       2001(1)       2000   1999(2)
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $     9.97     11.52        12.37       11.99   10.00
 Income (loss) from investment
 operations:
 Net investment income (loss)         $     0.00*       --         0.02        0.05    0.04
 Net realized and unrealized gain
 (loss) on investments                $    -1.32     -1.55        -0.84        0.38    1.95
 Total from investment operations     $    -1.32     -1.55        -0.82        0.43    1.99
 Less distributions from:
 Net investment income                $       --        --         0.03        0.05      --
 Total distributions                  $       --        --         0.03        0.05      --
 Net asset value, end of period       $     8.65      9.97        11.52       12.37   11.99
 TOTAL RETURN(3):                     %   -13.24    -13.45        -6.66        3.62   19.90
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    $   26,418    35,159       42,640      47,647  45,714
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                  %     1.45      1.44         1.40        1.31    1.28
 Gross expenses prior to expense
 reimbursement(4)                     %     1.65      1.63         1.78        2.22    2.40
 Ratio of net investment income
 (loss) after expense
 reimbursement(4)(5)                  %    -0.01     -0.02         0.25        0.36    0.49
 Portfolio turnover rate              %       69        27            9          14       9

                                                          CLASS B
                                     -------------------------------------------------
                                      YEAR      YEAR     SEVEN MONTHS     YEAR ENDED
                                      ENDED     ENDED       ENDED        OCTOBER 31,
                                     MAY 31,   MAY 31,     MAY 31,      --------------
                                      2003      2002       2001(1)      2000   1999(2)
-----------------------------------  -------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                9.79     11.41       12.28       11.96   10.00
 Income (loss) from investment
 operations:
 Net investment income (loss)         -0.07     -0.09       -0.03       -0.04   -0.01
 Net realized and unrealized gain
 (loss) on investments                -1.28     -1.53       -0.83        0.39    1.97
 Total from investment operations     -1.35     -1.62       -0.86        0.35    1.96
 Less distributions from:
 Net investment income                   --        --        0.01        0.03      --
 Total distributions                     --        --        0.01        0.03      --
 Net asset value, end of period        8.44      9.79       11.41       12.28   11.96
 TOTAL RETURN(3):                    -13.79    -14.20       -6.97        2.94   19.60
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    5,220     8,268       9,930       8,268   7,059
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                   2.20      2.19        2.05        1.96    1.95
 Gross expenses prior to expense
 reimbursement(4)                      2.30      2.28        2.43        2.47    2.66
 Ratio of net investment income
 (loss) after expense
 reimbursement(4)(5)                  -0.76     -0.77       -0.40       -0.29   -0.14
 Portfolio turnover rate                 69        27           9          14       9



                                                                                             CLASS C
                                                                   ------------------------------------------------------------
                                                                    YEAR      YEAR     SEVEN MONTHS
                                                                    ENDED     ENDED       ENDED        YEAR ENDED OCTOBER 31,
                                                                   MAY 31,   MAY 31,     MAY 31,      -------------------------
                                                                    2003      2002       2001(1)         2000         1999(2)
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $     9.73     11.33        12.20         11.92         10.00
 Income (loss) from investment operations:
 Net investment income (loss)                                  $    -0.07     -0.10        (0.01)        (0.04)           --
 Net realized and unrealized gain (loss) on investments        $    -1.28     -1.50        (0.85)         0.39          1.92
 Total from investment operations                              $    -1.35     -1.60        (0.86)         0.35          1.92
Less distributions from:
 Net investment income                                         $       --        --         0.01          0.07            --
 Total distributions                                           $       --        --         0.01          0.07            --
 Net asset value, end of period                                $     8.38      9.73        11.33         12.20         11.92
 TOTAL RETURN(3):                                              %   -13.88    -14.12        -7.01          2.91         19.20
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      903     1,392        2,202         2,870         1,222
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)                %     2.20      2.19         2.05          1.95          1.97
 Gross expenses prior to expense reimbursement(4)              %     2.30      2.28         2.43          2.47          2.64
 Ratio of net investment loss after expense
 reimbursement(4)(5)                                           %    -0.76     -0.77        -0.40         -0.32         -0.14
Portfolio turnover rate                                        %       69        27            9            14             9


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) The Fund commenced operations on December 15, 1998.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(4) Annualized for periods less than a year.

(5) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments within three years.


 * Amount represents less than $0.01 per share.


 68      ING Tax Efficient Equity Fund

FINANCIAL HIGHLIGHTS                                        ING CONVERTIBLE FUND
--------------------------------------------------------------------------------


For the years ended May 31, 2003, May 31, 2002, the eleven-month period ended May 31, 2001, the year ended June 30, 2000 and the three-month period ended June 30, 1999, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. For all periods ended prior to June 30, 1999 the financial information was audited by other independent auditors.


                                                                     CLASS A
                                          -------------------------------------------------------------
                                                              ELEVEN                THREE
                                           YEAR      YEAR     MONTHS      YEAR      MONTHS      YEAR
                                           ENDED     ENDED     ENDED     ENDED      ENDED       ENDED
                                          MAY 31,   MAY 31,   MAY 31,   JUNE 30,   JUNE 30,   MARCH 31,
                                           2003      2002     2001(1)     2000     1999(2)      1999
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $    15.35     17.89     27.70      23.27      21.92      19.12
 Income from investment operations:
 Net investment income                $     0.38      0.30      0.85       0.42       0.10       0.40
 Net realized and unrealized gain
 (loss) on investments                $     0.78     -2.34     -5.29       8.02       1.35       3.17
 Total from investment operations     $     1.16     -2.04     -4.44       8.44       1.45       3.57
 Less distributions from:
 Net investment income                $     0.31      0.41      0.51       0.32       0.10       0.41
 Net realized gain on investments     $       --      0.09      4.86       3.69         --       0.36
 Total distributions                  $     0.31      0.50      5.37       4.01       0.10       0.77
 Net asset value, end of period       $    16.20     15.35     17.89      27.70      23.27      21.92
 TOTAL RETURN(3):                     %     7.80    -11.44    -17.78      39.88       6.62      19.17
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    $   51,008    60,692    98,896    131,218     73,133     65,742
 Ratio to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(4)(5)     %     1.59      1.46      1.42       1.35       1.45       1.53
 Gross expenses prior to expense
 reimbursement (recoupment)(4)        %     1.59      1.46      1.41       1.35       2.10       1.65
 Net investment income after
 expense reimbursement
 (recoupment)(4)(5)                   %     2.57      1.93      2.20       1.78       1.82       2.08
 Portfolio turnover rate              %       97       100       145        129         28        138

                                                                CLASS B
                                     -------------------------------------------------------------
                                                         ELEVEN                THREE
                                      YEAR      YEAR     MONTHS      YEAR      MONTHS      YEAR
                                      ENDED     ENDED     ENDED     ENDED      ENDED       ENDED
                                     MAY 31,   MAY 31,   MAY 31,   JUNE 30,   JUNE 30,   MARCH 31,
                                      2003      2002     2001(1)     2000     1999(2)      1999
-----------------------------------  -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               16.83     19.56     30.20      25.34      23.86      20.56
 Income from investment operations:
 Net investment income                 0.35      0.24      0.49       0.29       0.07       0.29
 Net realized and unrealized gain
 (loss) on investments                 0.83     -2.59     -5.49       8.77       1.47       3.47
 Total from investment operations      1.18     -2.35     -5.00       9.06       1.54       3.76
 Less distributions from:
 Net investment income                 0.22      0.28      0.34       0.19       0.06       0.27
 Net realized gain on investments        --      0.10      5.30       4.01         --       0.19
 Total distributions                   0.22      0.38      5.64       4.20       0.06       0.46
 Net asset value, end of period       17.79     16.83     19.56      30.20      25.34      23.86
 TOTAL RETURN(3):                      7.16    -12.04    -18.26      39.21       6.47      18.52
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)   72,364    88,650    125,366   139,704     68,091     58,736
 Ratio to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(4)(5)      2.24      2.11      2.07       2.00       2.10       2.18
 Gross expenses prior to expense
 reimbursement (recoupment)(4)         2.24      2.11      2.06       2.00       2.10       2.30
 Net investment income after
 expense reimbursement
 (recoupment)(4)(5)                    1.92      1.28      1.55       1.13       1.17       1.44
 Portfolio turnover rate                 97       100       145        129         28        138



                                                                                       CLASS C
                                                     ----------------------------------------------------------------------------
                                                                               ELEVEN                      THREE
                                                      YEAR         YEAR        MONTHS         YEAR         MONTHS         YEAR
                                                      ENDED        ENDED        ENDED        ENDED         ENDED          ENDED
                                                     MAY 31,      MAY 31,      MAY 31,      JUNE 30,      JUNE 30,      MARCH 31,
                                                      2003         2002        2001(1)        2000        1999(2)         1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $        15.75        18.33        28.33         23.78         22.40         19.55
 Income from investment operations:
 Net investment income                       $         0.32         0.22         0.58          0.28          0.07          0.28
 Net realized and unrealized gains (loss)
 on investments                              $         0.78        -2.42        -5.26          8.22          1.37          3.25
 Total from investment operations            $         1.10        -2.20        -4.68          8.50          1.44          3.53
 Less distributions from:
 Net investment income                       $         0.23         0.29         0.35          0.19          0.06          0.25
 Net realized gain on investments            $           --         0.09         4.97          3.76            --          0.43
 Total distributions                         $         0.23         0.38         5.32          3.95          0.06          0.68
 Net asset value, end of period              $        16.62        15.75        18.33         28.33         23.78         22.40
 TOTAL RETURN(3):                            %         7.15       -12.03       -18.25         39.24          6.45         18.45
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $       66,412       81,247       118,363      156,592       100,276        95,998
 Ratio to average net assets:
 Net expenses after expense reimbursement
 (recoupment)(4)(5)                          %         2.24         2.11         2.07          2.00          2.10          2.18
 Gross expenses prior to expense
 reimbursement (recoupment)(4)               %         2.24         2.11         2.06          2.00          2.10          2.30
 Net investment income after expense
 reimbursement (recoupment)(4)(5)            %         1.92         1.28         1.55          1.13          1.17          1.44
 Portfolio turnover rate                     %           97          100          145           129            28           138


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Effective May 24, 1999, ING Investments became the Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor in which capacity it served until October 1, 2000 and the Fund changed its year end to June 30.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments within three years.

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                                   ING Convertible Fund       69

ING EQUITY AND BOND FUND                                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


For the years ended May 31, 2003, May 31, 2002, the eleven-month period ended May 31, 2001, the year ended June 30, 2000 and the three-month period ended June 30, 1999, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. For all periods ended prior to June 30, 1999 the financial information was audited by other independent auditors.


                                                                     CLASS A
                                          -------------------------------------------------------------
                                                              ELEVEN                THREE
                                           YEAR      YEAR     MONTHS      YEAR      MONTHS      YEAR
                                           ENDED     ENDED     ENDED     ENDED      ENDED       ENDED
                                          MAY 31,   MAY 31,   MAY 31,   JUNE 30,   JUNE 30,   MARCH 31,
                                           2003      2002     2001(1)     2000     1999(2)      1999
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $    12.06     13.30     15.04      19.23      19.03      19.53
 Income from investment operations:
 Net investment income                $     0.31      0.39      0.93       0.51       0.10       0.36
 Net realized and unrealized gain
 on investments                       $    -0.41     -1.13     -1.01      -0.60       0.17       2.58
 Total from investment operations     $    -0.10     -0.74     -0.08      -0.09       0.27       2.94
 Less distributions from:
 Net investment income                $     0.25      0.45      0.51       0.39       0.07       0.43
 Net realized gain on investments     $       --      0.05      1.15       3.71         --       3.01
 Total distributions                  $     0.25      0.50      1.66       4.10       0.07       3.44
 Net asset value, end of period       $    11.71     12.06     13.30      15.04      19.23      19.03
 TOTAL RETURN(3):                     %    -0.66     -5.55     -0.61      -1.01       1.42      17.10
RATIO/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    $   32,179    57,042    61,477     63,592      9,619      9,519
 Ratio to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(4)(5)     %     1.60      1.48      1.32       1.40       1.49       1.59
 Gross expenses prior to expense
 reimbursement (recoupment)(4)        %     1.71      1.45      1.53       1.61       1.75       1.97
 Net investment income after
 expense reimbursement
 (recoupment)(4)(5)                   %     2.62      3.11      3.54       3.26       2.06       2.08
 Portfolio turnover rate              %      129       145        76        173         63        165

                                                                CLASS B
                                     -------------------------------------------------------------
                                                         ELEVEN                THREE
                                      YEAR      YEAR     MONTHS      YEAR      MONTHS      YEAR
                                      ENDED     ENDED     ENDED     ENDED      ENDED       ENDED
                                     MAY 31,   MAY 31,   MAY 31,   JUNE 30,   JUNE 30,   MARCH 31,
                                      2003      2002     2001(1)     2000     1999(2)      1999
-----------------------------------  -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               12.97     14.28     16.09      20.59      20.38      20.07
 Income from investment operations:
 Net investment income                 0.29      0.32      0.80       0.44       0.07       0.28
 Net realized and unrealized gain
 on investments                       -0.47     -1.22     -0.98      -0.64       0.18       2.74
 Total from investment operations     -0.18     -0.90     -0.18      -0.20       0.25       3.02
 Less distributions from:
 Net investment income                 0.18      0.36      0.39       0.33       0.04       0.31
 Net realized gain on investments        --      0.05      1.24       3.97         --       2.40
 Total distributions                   0.18      0.41      1.63       4.30       0.04       2.71
 Net asset value, end of period       12.61     12.97     14.28      16.09      20.59      20.38
 TOTAL RETURN(3):                     -1.29     -6.26     -1.21      -1.58       1.24      16.49
RATIO/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)   22,348    31,682    35,828     41,026      7,157      6,048
 Ratio to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(4)(5)      2.25      2.13      1.97       2.05       2.14       2.24
 Gross expenses prior to expense
 reimbursement (recoupment)(4)         2.36      2.10      2.18       2.26       2.40       2.62
 Net investment income after
 expense reimbursement
 (recoupment)(4)(5)                    1.97      2.46      2.89       2.61       1.41       1.43
 Portfolio turnover rate                129       145        76        173         63        165



                                                                                              CLASS C
                                                                   -------------------------------------------------------------
                                                                                       ELEVEN                THREE
                                                                    YEAR      YEAR     MONTHS      YEAR      MONTHS      YEAR
                                                                    ENDED     ENDED     ENDED     ENDED      ENDED       ENDED
                                                                   MAY 31,   MAY 31,   MAY 31,   JUNE 30,   JUNE 30,   MARCH 31,
                                                                    2003      2002     2001(1)     2000     1999(2)      1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $     11.57     12.78    14.45      18.53      18.35      19.90
 Income from investment operations:
 Net investment income                                         $      0.17      0.34     0.74       0.45       0.06       0.26
 Net realized and unrealized gain (loss) on investments        $     -0.34     -1.13    -0.91      -0.62       0.16       2.52
 Total from investment operations                              $     -0.17     -0.79    -0.17      -0.17       0.22       2.78
 Less distributions from:
 Net investment income                                         $      0.19      0.37     0.39       0.34       0.04       0.28
 Net realized gain on investments                              $        --      0.05     1.11       3.57         --       4.05
 Total distributions                                           $      0.19      0.42     1.50       3.91       0.04       4.33
 Net asset value, end of period                                $     11.21     11.57    12.78      14.45      18.53      18.35
 TOTAL RETURN(3):                                              %     -1.27     -6.20    -1.28      -1.53       1.21      16.34
RATIO/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $    14,240    18,007   22,679     25,838     21,331     21,655
 Ratio to average net assets:
 Net expenses after expense reimbursement (recoupment)(4)(5)   %      2.25      2.13     1.97       2.05       2.14       2.23
 Gross expenses prior to expense reimbursement
 (recoupment)(4)                                               %      2.36      2.10     2.18       2.26       2.40       2.61
 Net investment income after expense reimbursement
 (recoupment)(4)(5)                                            %      1.96      2.46     2.89       2.61       1.41       1.43
 Portfolio turnover rate                                       %       129       145       76        173         63        165


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Effective May 24, 1999, ING Investments became the Adviser of the Fund and the Fund changed its year end to June 30.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.


(5) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments within three years.


 70      ING Equity and Bond Fund

FINANCIAL HIGHLIGHTS                                        ING REAL ESTATE FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. For the period ended May 31, 2003, the financial statements have been audited by KPMG LLP, independent auditors.


                                                                      CLASS A       CLASS B       CLASS C
                                                                     ----------    ----------    ----------
                                                                       PERIOD        PERIOD        PERIOD
                                                                       ENDED         ENDED         ENDED
                                                                      MAY 31,       MAY 31,       MAY 31,
                                                                     2003(1)(2)    2003(1)(3)    2003(1)(4)
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       10.06         10.00          9.96
 Income from investment operations:
 Net investment income                                         $        0.16          0.12         -0.01*
 Net realized and unrealized gain (loss) on investments        $        1.04          1.15          1.50
 Total from investment operations                              $        1.20          1.27          1.49
 Less distributions from:
 Net investment income                                         $        0.20          0.17          0.08
 Capital Gains
 Total distributions                                           $        0.20          0.17          0.08
 Net asset value, end of period                                $       11.06         11.10         11.37
 TOTAL RETURN(5)                                               %       12.06         12.77         15.03
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $         982           149           157
 Ratio to average net assets:
 Net expenses after expense reimbursement(6)(7)                %        1.45          2.20          2.20
 Gross expenses prior to expense reimbursement(6)              %        1.53          2.30          2.30
 Net investment income after expense reimbursement(6)(7)       %        0.01          1.91         -1.62
 Portfolio turnover rate                                       %          62            62            62


--------------------------------------------------------------------------------

(1) On November 4, 2002, pursuant to an Agreement and Plan of Reorganization dated August 20, 2002, all of the assets and liabilities of the CRA Realty Shares Portfolio were transferred to the newly created ING Real Estate Fund in exchange for shares of the ING Real Estate Fund. The financial highlight information presented for periods prior to November 4, 2002 reflects the activity of the CRA Realty Shares Portfolio. The ING Real Estate Fund has adopted a fiscal year end of May 31.

(2) Class A commenced operations on December 20, 2002.

(3) Class B commenced operations on November 20, 2002.

(4) Class C commenced operations on January 17, 2003.

(5) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(6) Annualized for periods less than one year.

(7) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.


 * Per share data calculated using weighted average number of shares outstanding throughout the period.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   ING Real Estate Fund       71

In addition to the Funds offered in this prospectus, the Distributor also offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

DOMESTIC EQUITY GROWTH FUNDS
ING Growth Fund
ING Small Company Fund
ING Technology Fund

DOMESTIC EQUITY INDEX FUNDS
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS
ING Value Opportunity Fund
ING Growth and Income Fund
ING Balanced Fund

INTERNATIONAL EQUITY FUNDS
ING Emerging Countries Fund
ING Foreign Fund
ING International Fund
ING International Growth Fund
ING International SmallCap Growth Fund
ING Precious Metals Fund
ING Russia Fund

INTERNATIONAL GLOBAL EQUITY FUNDS
ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING Worldwide Growth Fund

FIXED INCOME FUNDS
ING Bond Fund
ING Classic Money Market Fund
ING Government Fund
ING GNMA Income Fund
ING High Yield Opportunity Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax Exempt Bond Fund
ING Money Market Fund
ING Aeltus Money Market Fund
ING Strategic Bond Fund

STRATEGIC ALLOCATION FUNDS
ING Strategic Allocation Growth Fund
ING Strategic Allocation Balanced Fund
ING Strategic Allocation Income Fund

LOAN PARTICIPATION FUND
ING Senior Income Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the independent auditors' reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains more detailed information about the Funds. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange Commission
(SEC). Please write or call for a free copy of the current Annual/Semi-Annual reports, the SAI or other
Fund information, or to make shareholder inquiries:


THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
450 Fifth Street, N.W.
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the following Funds' SEC file number for the:

ING Equity Trust                     811-8817
  ING Growth Opportunities Fund
  ING LargeCap Growth Fund
  ING MidCap Opportunities Fund
  ING SmallCap Opportunities Fund
  ING Disciplined LargeCap Fund
  ING Financial Services Fund
  ING Large Company Value Fund
  ING MidCap Value Fund
  ING SmallCap Value Fund
  ING Tax Efficient Equity Fund
  ING Convertible Fund
  ING Equity and Bond Fund
  ING Real Estate Fund
ING Mayflower Trust                  811-7978
  ING Growth + Value Fund
ING Investment Funds, Inc.           811-1939
  ING MagnaCap Fund



[ING FUNDS LOGO]                                   DEABCPROS0903-093003

       PROSPECTUS

    [GLOBE GRAPHIC]

       September 30, 2003


       Class Q
                                                  DOMESTIC EQUITY GROWTH FUNDS
                                                  ING Growth + Value Fund
                                                  ING Growth Opportunities Fund
                                                  ING LargeCap Growth Fund
                                                  ING MidCap Opportunities Fund
                                                  ING SmallCap Opportunities
                                                  Fund

                                                  DOMESTIC EQUITY VALUE FUNDS

                                                  ING Large Company Value Fund
                                                  ING MagnaCap Fund
                                                  ING MidCap Value Fund
                                                  ING SmallCap Value Fund

                                                  DOMESTIC EQUITY AND INCOME
                                                  FUNDS

                                                  ING Convertible Fund
                                                  ING Equity and Bond Fund
                                                  ING Real Estate Fund

       This Prospectus contains
       important information about
       investing in the Class Q
       shares of the ING Funds. You
       should read it carefully
       before you invest, and keep it
       for future reference. Please
       note that your investment: is
       not a bank deposit, is not
       insured or guaranteed by the
       Federal Deposit Insurance
       Corporation (FDIC), the
       Federal Reserve Board or any
       other government agency and is
       affected by market
       fluctuations. There is no
       guarantee that the Funds will
       achieve their objectives. As
       with all mutual funds, the
       U.S. Securities and Exchange
       Commission (SEC) has not
       approved or disapproved these
       securities nor has the SEC
       judged whether the information
       in this Prospectus is accurate
       or adequate. Any
       representation to the contrary
       is a criminal offense.

                                                           [ING FUNDS LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT STRATEGY



[SCALE GRAPHIC]
         RISKS
--------------------------------------------------------------------------------

This Prospectus describes each Fund's objective, investment strategy and risks.

You'll also find:

--------------------------------------------------------------------------------
[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).


--------------------------------------------------------------------------------
[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST



--------------------------------------------------------------------------------


WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.


    INTRODUCTION TO THE ING FUNDS                      1
    FUNDS AT A GLANCE                                  2

    DOMESTIC EQUITY GROWTH FUNDS
    ING Growth + Value Fund                            4
    ING Growth Opportunities Fund                      6
    ING LargeCap Growth Fund                           8
    ING MidCap Opportunities Fund                     10
    ING SmallCap Opportunities Fund                   12

    DOMESTIC EQUITY VALUE FUNDS
    ING Large Company Value Fund                      14
    ING MagnaCap Fund                                 16
    ING MidCap Value Fund                             18
    ING SmallCap Value Fund                           20

    DOMESTIC EQUITY AND INCOME FUNDS
    ING Convertible Fund                              22
    ING Equity and Bond Fund                          24
    ING Real Estate Fund                              26



    WHAT YOU PAY TO INVEST                            28
    SHAREHOLDER GUIDE                                 30
    MANAGEMENT OF THE FUNDS                           34
    DIVIDENDS, DISTRIBUTIONS AND TAXES                40
    MORE INFORMATION ABOUT RISKS                      41
    FINANCIAL HIGHLIGHTS                              45
    WHERE TO GO FOR MORE INFORMATION          Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   INTRODUCTION TO THE ING FUNDS
--------------------------------------------------------------------------------

 Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.
                               [TELEPHONE GRAPHIC]
 If you have any questions about the ING Funds, please call your financial consultant or us at 1-800-992-0180.

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

DOMESTIC EQUITY GROWTH FUNDS

  ING's Domestic Equity Growth Funds seek long-term growth.

  They may suit you if you:

  - are investing for the long-term -- at least several years; and
  - are willing to accept higher risk in exchange for the potential for long-term growth.

DOMESTIC EQUITY VALUE FUNDS

  ING's Domestic Equity Value Funds seek capital appreciation.

  They may suit you if you:

  - are investing for the long-term -- at least several years; and
  - are willing to accept risk in exchange for the potential for long-term capital appreciation.

DOMESTIC EQUITY AND INCOME FUNDS

  ING's Domestic Equity and Income Funds seek income and growth of capital.

  They may suit you if you:

  - want both regular income and the potential for capital appreciation; and
  - are looking for growth potential, but don't feel comfortable with the level of risk associated with the Domestic Equity Growth or Domestic Equity Value Funds.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           Introduction to the ING Funds       1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and main risks of each ING Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, strategies and risks, which begin on page 4.


                  FUND                                                   INVESTMENT OBJECTIVE
                  -------------------------------------------------------------------------------------
DOMESTIC          ING Growth + Value Fund                                Capital appreciation
EQUITY FUNDS      Adviser: ING Investments, LLC

                  ING Growth Opportunities Fund                          Long-term growth of capital
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.

                  ING LargeCap Growth Fund                               Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Wellington Management Company, LLP

                  ING MidCap Opportunities Fund                          Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.

                  ING SmallCap Opportunities Fund                        Capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.


DOMESTIC          ING Large Company Value Fund                           Long-term capital appreciation
EQUITY VALUE      Adviser: ING Investments, LLC                          with income as a secondary
FUNDS             Sub-Adviser: Aeltus Investment Management, Inc.        objective

                  ING MagnaCap Fund                                      Growth of capital, with
                  Adviser: ING Investments, LLC                          dividend income as a secondary
                  Sub-Adviser: Aeltus Investment Management, Inc.        consideration

                  ING MidCap Value Fund                                  Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Brandes Investment Partners, LLC

                  ING SmallCap Value Fund                                Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Brandes Investment Partners, LLC


DOMESTIC          ING Convertible Fund                                   Maximum total return,
EQUITY &          Adviser: ING Investments, LLC                          consisting of capital
INCOME            Sub-Adviser: Aeltus Investment Management, Inc.        appreciation and current
FUNDS                                                                    income

                  ING Equity and Bond Fund                               Long-term capital appreciation
                  Adviser: ING Investments, LLC                          and current income
                  Sub-Adviser: Aeltus Investment Management, Inc.

                  ING Real Estate Fund                                   Total return
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Clarion ERA Securities, L.P.


 2      Funds at a Glance

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------


MAIN INVESTMENTS                                          MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------
Equity securities of large-cap, mid-cap or                Price volatility and other risks that accompany an
small-cap companies with the potential for capital        investment in growth- oriented equity securities.
appreciation.


Equity securities of large-cap, mid-cap or                Price volatility and other risks that accompany an
small-cap U.S. companies believed to have growth          investment in growth- oriented equity securities.
potential.


Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to have growth potential.                                 investment in growth- oriented equity securities.


Equity securities of mid-sized U.S. companies             Price volatility and other risks that accompany an
believed to have growth potential.                        investment in equity securities of growth-oriented and
                                                          mid-sized companies. Particularly sensitive to price swings during periods of economic uncertainty.


Equity securities of smaller, lesser-known U.S.           Price volatility and other risks that accompany an
companies believed to have growth potential.              investment in equity securities of growth-oriented and
                                                          small-sized companies. Particularly sensitive to price
                                                          swings during periods of economic uncertainty.


Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to be undervalued.                                        investment in equity securities.

Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to be undervalued compared to the overall stock           investment in equity securities.
market.


Equity securities of U.S. Issuers with market             Price volatility and other risks that accompany an
capitalizations between $1 billion and $5 billion         investment in equity securities of mid-sized companies.
which the Sub-Adviser believes are priced below
their long-term value.


Equity securities of U.S. Issuers with market             Price volatility and other risks that accompany an
capitalizations of $1.5 billion or less which the         investment in equity securities of small-sized companies.
Sub-Adviser believes are priced below their
long-term value.


Convertible securities as well as equities and            Price volatility and other risks that accompany an
high-yield debt.                                          investment in equity securities. Credit, interest rate,
                                                          liquidity and other risks that accompany an investment in
                                                          convertible and debt securities, including lower quality
                                                          debt securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities. Credit, interest rate and other risks that accompany an investment in debt securities.


Common and preferred stocks of U.S. real estate           Price volatility and other risks that accompany an
investment Trusts (REITs) and real estate                 investment in real estate equities and volatility due to
companies.                                                non-diversification of investments. Subject to risks similar to those associated with the direct ownership of real
                                                          estate.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       Funds at a Glance       3

                                                                         ADVISER
ING GROWTH + VALUE FUND                                     ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

This Fund seeks capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund invests primarily in a diversified portfolio of equity securities, including common and preferred stock.


The Fund invests in common stock of companies the portfolio managers believe are poised to rise in price. The portfolio managers use a disciplined combination of quantitative screens and bottom-up fundamental security analysis to build a broadly diversified portfolio of companies that have improving bottom lines, with reasonable valuation, whose stocks demonstrate relative strength. The focus of company analysis is upon the prospects for continuing bottom-line growth, balance sheet strength, and cash flow characteristics. A proprietary measure is used to determine relative stock price strength. A determination of reasonable valuation for individual securities is based on the judgment of the portfolio manager.


Under normal market conditions, the Fund invests at least 65% of its total assets in securities purchased on the basis of the potential for capital appreciation. These securities may be from large-cap, mid-cap, or small-cap companies.


The portfolio managers may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising. The most frequent reason to sell a security is likely to be that the portfolio managers believe a company's bottom line results or prospects have changed.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund's performance will be affected if the portfolio manager chooses growth companies that do not grow as quickly as hoped, or that are not as undervalued as the Portfolio Managers' assessment indicates. The Fund's investments in small and mid-sized companies may be more susceptible to price swings than investments in larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.



MARKET TRENDS -- from time to time, the stock market may not favor the mix of growth and value securities in which the Fund invests. Rather, the market could favor more speculative growth stocks or more value-oriented stocks.


INABILITY TO SELL SECURITIES -- securities of small and mid-sized companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 4      ING Growth + Value Fund

                                                         ING GROWTH + VALUE FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                     18.10    17.72    88.10   -13.02   -34.87   -38.78

(1) These figures are for the year ended December 31 of each year.

(2) The figures shown for 2001 and 2002 provide performance information for Class Q shares of the Fund. The figures shown for prior years provide performance information for Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses.


(3) ING Investments, LLC ("ING Investments") has been the Fund's investment adviser since September 1, 2000; however, prior to June 16, 2003, the Fund was advised by a sub-adviser. The Fund has been directly managed by ING Investments since June 16, 2003.



            Best and worst quarterly performance during this period:
                           4th quarter 1999:  43.50%
                            1st quarter 2001: -32.03%
         Fund's year-to-date Class Q total return as of June 30, 2003:
                                     13.69%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Russell MidCap Growth Index, the Russell MidCap Index and the Russell 2000 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                   5 YEARS                10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %  -42.34           -6.08                   -2.82
Class Q Return Before Taxes                                     %  -38.78          -38.08                     N/A
Class Q Return After Taxes on Distributions                     %  -38.78          -38.57                     N/A
Class Q Return After Taxes on Distributions and Sale of Fund
 Shares                                                         %  -23.81          -55.81                     N/A
Russell MidCap Growth Index (reflects no deduction for fees,
 expenses or taxes)(3)(4)                                       %  -27.41           -1.82(7)                 1.56(7)
Russell MidCap Index (reflects no deduction for fees,
 expenses or taxes)(5)                                          %  -16.18            2.19(8)                 5.97(8)
Russell 2000 Index (reflects no deduction for fees, expenses
 or taxes)(6)                                                   %  -20.48           -1.36(9)                 2.65(9)


(1) Class A commenced operations on November 18, 1996. Class Q commenced operations on June 5, 2000.


(2) Reflects deduction of sales charge of 5.75%.



(3) The Russell MidCap Growth Index tracks those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values, which more closely tracks the types of securities in which the Fund invests than the Russell 2000 Index.



(4) The Russell MidCap Growth Index measures the performance of those companies included in the Russell MidCap Index with relatively higher price-to-book ratios and higher forecasted growth values.



(5) The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index.



(6) The Russell 2000 Index is an unmanaged index that measures the performance of securities of smaller U.S. companies.



(7) Index return is for Class A for the period beginning December 1, 1996. Index return for Class Q is -23.27% for the period beginning June 1, 2000.



(8) Index return is for Class A for the period beginning December 1, 1996. Index return for Class Q is -6.58% for the period beginning June 1, 2000.



(9) Index return is for Class A for the period beginning December 1, 1996. Index return for Class Q is -6.79% for the period beginning June 1, 2000.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 ING Growth + Value Fund       5

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING GROWTH OPPORTUNITIES FUND                                               Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

This Fund seeks long-term growth of capital. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund invests primarily in common stock of U.S. companies that the Sub-Adviser feels have above average prospects for growth.

Under normal market conditions, the Fund invests at least 65% of its total assets in securities purchased on the basis of the potential for capital appreciation. These securities may be from large-cap, mid-cap, or small-cap companies.

The Sub-Adviser uses a disciplined combination of quantitative screens and bottom-up fundamental security analysis to build a broadly diversified portfolio of companies the portfolio of companies the Sub-Adviser believes will have improving bottom lines, with reasonable valuation, whose stocks demonstrate relative strength. The focus of the company analysis is upon the prospects for continuing bottom-line growth, balance sheet strength, and cash flow characteristics. A proprietary measure is used to determine relative stock price strength. A determination of reasonable valuation for individual securities is based on the judgment of the Sub-Adviser.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising. The most frequent reason to sell a security is likely to be that the Sub-Adviser believes a company's bottom line results or prospects have been changed.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the Sub-Adviser feels have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Fund may invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

PORTFOLIO TURNOVER -- a high portfolio turnover involves greater expenses to the Fund, including brokerage commissions and other transactions costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 6      ING Growth Opportunities Fund

                                                   ING GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                            20.54    23.59    23.61    93.26   -19.11   -41.84   -33.94

(1) These figures are for the year ended December 31 of each year.

(2) The figures shown for 2001 and 2002 provide performance information for Class Q shares of the Fund. The figures shown for prior years provide performance for Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses.


            Best and worst quarterly performance during this period:
                           4th quarter 1999:  39.10%
                            1st quarter 2001: -31.28%
         Fund's year-to-date Class Q total return as of June 30, 2003:
                                     13.89%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Russell MidCap Growth Index, the Russell MidCap Index and the Russell 3000 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                   5 YEARS                10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %  -37.05           -6.72                   2.14
Class Q Return Before Taxes                                     %  -33.94          -35.95                    N/A
Class Q Return After Taxes on Distributions                     %  -33.94          -36.25                    N/A
Class Q Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %  -20.84          -26.15                    N/A
Russell MidCap Growth Index (reflects no deduction for fees,
  expenses or taxes)(3)(4)                                      %  -27.41           -1.82(7)                5.83(7)
Russell MidCap Index (reflects no deduction for fees,
  expenses or taxes)(5)                                         %  -16.18            2.19(7)                9.48(7)
Russell 3000 Index (reflects no deduction for fees, expenses
  or taxes)(6)                                                  %  -21.54           -0.71(7)                8.28(7)


(1) Class Q commenced operations on June 1, 2000. Class A commenced operations on June 5, 1995.

(2) Reflects deduction of sales charge of 5.75%.


(3) The Russell MidCap Growth Index tracks those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values, which more closely tracks the types of securities in which the Fund invests than the Russell 3000 Index.



(4) The Russell MidCap Growth Index measures the performance of those companies included in the Russell MidCap Index with relatively higher price-to-book ratios and higher forecasted growth values.



(5) The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index.



(6) The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.



(7) Index return is for Class A for the period beginning June 1, 1995. Index return for Class Q is -23.27%, -6.58% and -15.07% for the Russell MidCap Growth Index, the Russell MidCap Index and the Russell 3000 Index, respectively.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING Growth Opportunities Fund       7

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING LARGECAP GROWTH FUND                      Wellington Management Company, LLP
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund normally invests at least 80% of its assets in equity securities of large U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The equity securities in which the Fund may invest include common stock, convertible securities, rights, warrants and exchange traded index funds (ETFs).


The Fund invests in the stocks of successful, large, growing companies. The Sub-Adviser considers a company to be large if its market capitalization corresponds at the time of purchase to the upper 90% of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The market capitalization of what the Sub-Adviser considers to be large companies will change with market conditions. As of June 30, 2003, this meant a market capitalization of at least $2.12 billion. Capitalization of companies in the S&P 500 Index will change with market conditions. The Fund's investment strategy is based on an assumption that stock prices over time follow earnings and companies that can sustain above average growth in earnings will outperform the growth indices and, long term, the market overall. However, markets often overreact to near term events and extrapolate recent experience into the current stock price. In this context, successful growth investing requires in-depth fundamental research in order to differentiate sustainable growth from short-lived events. This fundamental research is then combined with a rigorous price discipline.


Using a unique valuation measure in each industry, the Sub-Adviser ranks each stock based on its upside return potential relative to its down side risk. The Sub-Adviser typically purchases companies that rank in the top 25% based on this measure and sells the stocks when they fall below median.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The Fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the Sub-Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style.


MARKET TRENDS -- from time to time, the stock market may not favor the large company, growth-oriented securities in which the Fund invests. Rather, the market could favor value stocks or small company stocks, or may not favor equities at all.


RISK OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; and foreign controls on investment. These factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. markets.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security and the risk of loss due to changes in interest rates, the use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

EXCHANGE TRADED INDEX FUNDS -- ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at net asset value (NAV). Sometimes, the prices of ETFs may vary significantly from the ETFs underlying NAVs. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund will receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

 8      ING LargeCap Growth Fund

                                                        ING LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                              60.02    96.93   -19.12   -38.20   -36.09

(1) These figures are for the year ended December 31 of each year.

(2) ING Investments has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser. The Fund was directly managed by ING Investments from October 1, 2000 to June 2, 2003. Wellington Management Company, LLP became the Sub-Adviser to the Fund on June 2, 2003.


            Best and worst quarterly performance during this period:

                           4th quarter 1999:  45.16%


                            1st quarter 2001: -27.87%

             Fund's year-to-date total return as of June 30, 2003:
                                     16.60%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Russell 1000 Growth Index and the S&P 500 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                   5 YEARS                10 YEARS
                                                                   1 YEAR    (OR LIFE OF CLASS)     (OR LIFE OF CLASS)(1)
Class Q Return Before Taxes                                     %  -36.09            0.13                    1.44
Class Q Return After Taxes on Distributions                     %  -36.09           -0.15                    1.13
Class Q Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %  -22.16            0.11                    1.14
Russell 1000 Growth Index (reflects no deduction for fees,
expenses or taxes)(2)                                           %  -27.88           -3.84                   -3.50(4)
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                        -22.10           -0.59                   -0.10(4)


(1) Class Q commenced operations on July 21, 1997.

(2) The Russell 1000 Growth Index is an unmanaged index that measures the performance of those companies among the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth.

(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4) Index return is for the period beginning August 1, 1997.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                ING LargeCap Growth Fund       9

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING MIDCAP OPPORTUNITIES FUND                                               Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

This Fund seeks long-term capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in the common stocks of mid-sized U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund normally invests in companies that the Sub-Adviser believes have above average prospects for growth. For this Fund, mid-sized companies are companies with market capitalizations that fall within the range of companies in the Russell MidCap Growth Index. The market capitalization range will change as the market companies included in the Russell MidCap Growth Index change. The market capitalization of companies held by the Fund as of June 30, 2003 ranged from $1.0 million to $10.7 billion.


The Sub-Adviser uses a disciplined combination of quantitative screens and bottom-up fundamental security analysis to build a broadly diversified portfolio of companies the Sub-Adviser believes will have improving bottom lines, with reasonable valuation, whose stocks demonstrate relative strength. The focus of company analysis is upon the prospects for continuing bottom-line growth, balance sheet strength, and cash flow characteristics. A proprietary measure is used to determine relative stock price strength. A determination of reasonable valuation for individual securities is based on the judgment of the Sub-Adviser.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising. The most frequent reason to sell a security is likely to be that the Sub-Adviser believes a company's bottom line results or prospects have been changed.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the Sub-Adviser feels have the potential for growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Fund invests in mid-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the mid-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large or small company stocks, or may not favor equities at all.


The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999. There can be no assurance that these factors will be repeated.


INABILITY TO SELL SECURITIES -- securities of mid-sized companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore lose the opportunity to sell the securities at a desirable price.

PORTFOLIO TURNOVER -- a high portfolio turnover involves greater expenses to the Fund, including brokerage commissions and other transactions costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 10      ING MidCap Opportunities Fund

                                                   ING MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                      103.24    -0.35   -37.00   -28.00

(1) These figures are for the year ended December 31 of each year.

(2) The figures shown for 2001 and subsequent years provide performance of Class Q shares of the Fund. The figures shown for prior years provide performance for Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses.

            Best and worst quarterly performance during this period:

                           4th quarter 1999:  44.90%


                            3rd quarter 2001: -30.57%


         Fund's year-to-date Class Q total return as of June 30, 2003:

                                     18.07%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Russell MidCap Growth Index and the Russell MidCap Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                    5 YEARS               10 YEARS
                                                                    1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %   -32.13            2.58                  N/A
Class Q Return Before Taxes                                     %   -28.00          -26.69                  N/A
Class Q Return After Taxes on Distributions                     %   -28.00          -27.48                  N/A
Class Q Return After Taxes on Distributions and Sale of Fund
Shares                                                          %   -17.19          -19.86                  N/A
Russell MidCap Growth Index (reflects no deduction for fees,
 expenses or taxes)(3)                                          %   -27.41            1.20(5)               N/A
Russell MidCap Index (reflects no deduction for fees,
 expenses or taxes)(4)                                          %   -16.18            5.80(5)               N/A


(1) Class A Shares commenced operations on August 20, 1998. Class Q shares commenced operations on April 4, 2000.

(2) Reflects deduction of sales charge of 5.75%.

(3) The Russell MidCap Growth Index measures the performance of those companies included in the Russell MidCap Index with relatively higher price-to-book ratios and higher forecasted growth values.


(4) The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index.



(5) Index return is for Class A for the period beginning September 1, 1998. Index return for Class Q is -26.91% for the Russell MidCap Growth Index and Index return for Class Q is -8.73% for the Russell MidCap Index for the periods beginning April 1, 2000.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING MidCap Opportunities Fund       11

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING SMALLCAP OPPORTUNITIES FUND                                             Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

This Fund seeks capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in the common stock of smaller, lesser-known U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund normally invests in companies that the Sub-Adviser believes have above average prospects for growth. For this Fund, smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000 Growth Index, which is an index that measures the performance of small growth companies. The market capitalization range will change with market conditions as the range of the companies included in the Russell 2000 Growth Index changes. The market capitalization of companies held by the Fund as of June 30, 2003 ranged from $29 million to $1.7 billion.


The Sub-Adviser uses a disciplined combination of quantitative screens and bottom-up fundamental security analysis to build a broadly diversified portfolio of companies the Sub-Adviser believes will have improving bottom lines, with reasonable valuation, whose stocks demonstrate relative strength. The focus of company analysis is upon the prospects for continuing bottom-line growth, balance sheet strength, and cash flow characteristics. A proprietary measure is used to determine relative stock price strength. A determination of reasonable valuation for individual securities is based on the judgment of the Sub-Adviser.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising. The most frequent reason to sell a security is likely to be that the Sub-Adviser believes a company's bottom line results or prospects have been changed.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the portfolio manager feels have above average prospects for growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Fund invests in smaller companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the small-sized growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large company stocks, or may not favor equities at all.


The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999. There can be no assurance that these factors will be repeated.


INABILITY TO SELL SECURITIES -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

PORTFOLIO TURNOVER -- a high portfolio turnover involves greater expenses to the Fund, including brokerage commissions and other transactions costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 12      ING SmallCap Opportunities Fund

                                                 ING SMALLCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                            18.16    14.92    7.59    146.94    -6.04   -33.41   -45.42

(1) These figures are for the year ended December 31 of each year.


(2) The figures shown for 2001 and 2002 provide performance information for Class Q shares of the Fund. The figures shown for prior years provide performance information of Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses.


            Best and worst quarterly performance during this period:

                           4th quarter 1999:  68.12%


                           3rd quarter 2001: -30.21%

         Fund's year-to-date Class Q total return as of June 30, 2003:
                                     13.21%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Russell 2000 Growth Index and the Russell 2000 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                   5 YEARS                10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %  -48.58           -3.11                    3.53
Class Q Return Before Taxes                                     %  -45.42          -33.03                     N/A
Class Q Return After Taxes on Distributions                     %  -45.43          -34.49                     N/A
Class Q Return After Taxes on Distributions and Sale of Fund
 Shares                                                         %  -27.89          -23.88                     N/A
Russell 2000 Growth Index (reflects no deduction for fees,
 expenses or taxes)(3)                                          %  -30.26           -6.59(5)                 1.02(5)
Russell 2000 Index (reflects no deduction for fees, expenses
 or taxes)(4)                                                   %  -20.48           -1.36(5)                 6.15(5)


(1) Class Q commenced operations on April 4, 2000. Class A commenced operations on June 5, 1995.

(2) Reflects deduction of sales charge of 5.75%.

(3) The Russell 2000 Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater-than-average growth orientation.


(4) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.



(5) Index return is for Class A for the period beginning June 1, 1995. Index return for Class Q is -25.24% for the Russell 2000 Growth Index and Index return for Class Q is -10.46% for the Russell 2000 Index for the periods beginning April 1, 2000.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                        ING SmallCap Opportunities Fund       13

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING LARGE COMPANY VALUE FUND                                                Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund's principal investment objective is long-term capital appreciation, with income as a secondary objective.


INVESTMENT STRATEGY


(COMPASS GRAPHIC)

The Fund will normally invest at least 80% of its assets in common stock of large companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund normally invests in companies that the portfolio manager considers to be undervalued compared to the overall stock market. The Sub-Adviser considers large companies to consist of the 500 largest U.S. companies, as measured by total revenues, net assets, cash flow, or earnings, or the 1000 largest companies, as measured by equity market capitalization. Within this universe of large, well-established companies, the Sub-Adviser will use a disciplined value approach to select investments that the Sub-Adviser considers to be undervalued compared to the overall stock market. The Sub-Adviser also analyzes candidates for investment for some catalyst or vector of change that may spark an increase in the share price.

The Fund may invest the remaining 20% of its assets in other types of securities, including foreign securities and smaller companies. The equity securities in which the Fund may invest include common stock, convertible securities, rights, warrants and exchange traded index funds (ETFs). To the degree that the Fund invests assets in non-U.S. securities, it may hedge the currency risk of these holdings with the use of forward contracts or options on currencies. Although the Fund normally will be invested as fully as practicable in equity securities, assets that are not invested in equity securities may be invested in high quality debt securities including bonds, notes, debentures, and short-term investments.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


PENDING MERGER -- subject to shareholder approval, the Fund's Board of Trustees has approved the reorganization of the Fund into ING MagnaCap Fund. You could therefore ultimately hold shares of that Fund. For more information regarding ING MagnaCap Fund please refer to the information contained on page 16 of this Prospectus specific to that Fund or contact a Shareholder Services Representative at 1-800-992-0180.


--------------------------------------------------------------------------------

RISKS


(SCALE GRAPHIC)

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The Fund also may invest in small and mid-sized companies, which may be more susceptible to price swings because they have fewer financial resources, more limited product and market diversification, and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the large company value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; and foreign controls on investment.

CHANGES IN INTEREST RATES -- the value of the Fund's convertible or debt securities may fall when interest rates rise. Convertible or debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible or debt securities with shorter durations.

CREDIT RISK -- the Fund could lose money if the issuer of a convertible or debt security is unable to meet its financial obligations or goes bankrupt.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns to the Fund.

EXCHANGE TRADED INDEX FUNDS -- ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at net asset value (NAV). Sometimes, the prices of ETFs may vary significantly from the ETFs' underlying NAVs. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund will receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.

 14      ING Large Company Value Fund

                                                    ING LARGE COMPANY VALUE FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
13.22     -3.11    22.57    26.46    30.36    21.42    15.54    -3.13   -14.06   -26.41

(1) These figures are for the year ended December 31 of each year.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. The figure shown for the year 2002 provides performance for Class Q shares of the Fund. The figures shown for prior years provide performance for Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses.
(3) Effective March 1, 2002, the Fund changed its name to Large Company Value Fund. Prior to that date, the name of the Fund was "Pilgrim Growth and Income Fund."

            Best and worst quarterly performance during this period:

                           4th quarter 1998:  21.91%


                           3rd quarter 2002: -24.80%

         Fund's year-to-date Class Q total return as of June 30, 2003:
                                     10.39%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Russell 1000 Value Index, the Russell 1000 Index and the Standard and Poor's Barra Value Index (S&P Barra Value Index). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                5 YEARS(1)          10 YEARS(1)
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %  -30.70          -4.14                6.02
Class Q Return Before Taxes                                     %  -26.41         -17.52                 N/A
Class Q Return After Taxes on Distributions                     %  -26.51         -17.89                 N/A
Class Q Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %  -16.21         -13.91                 N/A
Russell 1000 Value Index (reflects no deduction for fees,
  expenses or taxes)(3)(4)                                      %  -15.52           1.16(7)            10.81(7)
Russell 1000 Index (reflects no deduction for fees, expenses
  or taxes)(5)                                                  %  -21.65          -0.58(7)             9.18(7)
S&P Barra Value Index (reflects no deduction for fees,
  expenses or taxes)(6)                                         %  -20.86          -0.85(8)             9.39(8)



(1) Class Q commenced operations on October 4, 2001.


(2) Reflects deduction of sales charge of 5.75%.


(3) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, which more closely tracks the types of securities in which the Fund invests than the S&P Barra Value Index.



(4) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.



(5) The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.



(6) The S&P Barra Value Index is a capitalization weighted index of all stocks in the S&P 500 Index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500 Index is in the S&P Barra Value Index.



(7) Index return is for Class A for the 10 year period ended December 31, 2002. The Russell 1000 Value Index return for Class Q is -7.51% and the Russell 1000 Index return for Class Q is -10.50% for the period beginning October 1, 2001.



(8) Index return is for Class A for the 10 year period ended December 31, 2002. The S&P Barra Value Index return for Class Q is -11.82% for the period beginning October 1, 2001.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING Large Company Value Fund       15

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING MAGNACAP FUND                                                           Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks growth of capital, with dividend income as a secondary consideration. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund will normally invest at least 80% of its assets in common stock of large companies. The Fund will provide shareholders with at least 60 day's prior notice of any change in this investment policy.


Large companies are those included in the 500 largest U.S. companies, as measured by total revenues, net assets, cash flow or earnings, or the 1000 largest companies as measured by equity market capitalization. The market capitalization of what the Sub-Adviser considers to be large companies will change with market conditions. As of June 30, 2003, this meant a market capitalization of at least $2.0 billion.


The Fund normally invests in companies that the Sub-Adviser, using a disciplined value approach, considers to be undervalued compared to the overall stock market. Among the criteria the Sub-Adviser will consider are whether a company has increased dividends or had the financial capability to have increased dividends over the past 10 years. The Sub-Adviser also analyzes candidates for investment for some catalyst or vector of change that may lead to an increase in the share price.


The equity securities in which the Fund may invest include common stocks, convertible securities, and rights or warrants. The fund may invest the remaining 20% of its assets in other types of securities including foreign securities and smaller companies. Although the Fund normally will be invested as fully as practicable in equity securities, assets that are not invested in equity securities may be invested in high quality debt securities.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

MARKET TRENDS -- from time to time, the stock market may not favor the value securities that meet the Fund's disciplined investment criteria. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

CONVERTIBLE AND DEBT SECURITIES -- the value of convertible and debt securities may fall when interest rates rise. Convertible and debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible and debt securities with shorter maturities. The Fund could lose money if the issuer of a convertible and debt security is unable to meet its financial obligations or goes bankrupt.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

 16      ING MagnaCap Fund

                                                               ING MAGNACAP FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
9.25      4.15     35.22    18.51    27.73    16.09    12.20    1.33    -14.27   -23.58

(1) These figures are for the year ended December 31 of each year.
(2) The figures shown for 2000 and subsequent years provide performance for Class Q shares of the Fund. The figures shown for prior years provide performance for Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar returns as the Class Q shares because they are invested in the same portfolio of securities. Annual returns would differ only to the extent that Class Q shares and Class A shares have different expenses.
(3) Effective September 30, 2003, ING MagnaCap Fund changed its investment strategies. Prior to this date, the investment strategies for the Fund were different, although attractive valuation characteristics were part of the prior strategy. In particular, under the former investment strategy, at least 80% of the Fund's assets were invested in companies that met three criteria: (1) attractive valuation characteristics; (2) a strong balance sheet; and (3) the company had increased its dividends or had the capability to have increased its dividends over the past 10 years.


            Best and worst quarterly performance during this period:
                           4th quarter 1998:  18.93%
                           3rd quarter 2002: -24.28%
         Fund's year-to-date Class Q total return as of June 30, 2003:
                                     11.93%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)


The tables below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of broad measures of market performance -- the Russell 1000 Value Index, the Russell 1000 Index and the S&P Barra Value Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %  -28.18           -4.13                  6.55
Class Q Returns Before Taxes                                    %  -23.58          -12.31                   N/A
Class Q Return After Taxes on Distributions                     %  -23.75          -14.07                   N/A
Class Q Return After Taxes on Distributions and Sale of Fund
Shares                                                          %  -14.48           -9.21                   N/A
Russell 1000 Value Index (reflects no deduction for fees,
expenses or taxes)(3)(4)                                        %  -15.52            1.16(7)              10.81(7)
Russell 1000 Index (reflects no deduction for fees, expenses
or taxes)(5)                                                    %  -21.65           -0.58(7)               9.18(7)
S&P Barra Value Index (reflects no deduction for fees,
expenses or taxes)(6)                                           %  -20.86           -0.85(8)               9.39(8)



(1) Class Q commenced operations on November 19, 1999.

(2) Reflects deduction of sales charge of 5.75%.

(3) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, which more closely tracks the types of securities in which the Fund invests than the S&P Barra Value Index.


(4) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.


(5) The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.


(6) The S&P Barra Value Index is a capitalization weighted index of all stocks in the S&P 500 Index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500 Index is in the S&P Barra Value Index.


(7) Index return is for Class A for the 10 year period ended December 31, 2002. The Russell 1000 Value Index return for Class Q is -4.86% and the Russell 1000 Index return for Class Q is -12.15% for the period beginning December 1, 1999.


(8) Index return is for Class A for the 10 year period ended December 31, 2002. The S&P Barra Value Index return for Class Q is -8.16% for the period beginning December 1, 1999.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      ING MagnaCap Fund       17

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                Brandes Investment Partners, LLC
ING MIDCAP VALUE FUND
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks long-term capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of U.S. issuers with equity market capitalizations greater than $1 billion but no greater than $5 billion at the time of purchase. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Sub-Adviser applies the technique of "value investing" by seeking stocks that its research indicates are priced below their long-term value.

The equity securities in which the Fund may invest include common and preferred stocks, warrants and convertible securities.

The Fund may typically invest up to the greater of:

- 20% of its assets in any particular industry at the time of purchase, or

- 150% of the weighting of such industry as represented in the Russell MidCap Index at the time of purchase, as long as the Fund meets any industry concentration or diversification requirements under the Investment Company Act of 1940.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in mid-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the mid-cap value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or large or small company stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of mid-sized companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

 18      ING MidCap Value Fund

                                                           ING MIDCAP VALUE FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 Since the ING MidCap Value Fund has not had a full year of operations as of December 31, 2002, there is no performance information included in this Prospectus.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING MidCap Value Fund       19

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING SMALLCAP VALUE FUND                         Brandes Investment Partners, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks long-term capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of U.S. issuers with equity market capitalizations of $1.5 billion or less at the time of purchase. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Sub-Adviser applies the technique of "value investing" by seeking stocks that its research indicates are priced below their long-term value.

The equity securities in which the Fund may invest include common and preferred stocks, warrants and convertible securities.

The Fund may typically invest up to the greater of:

- 20% of its assets in any particular industry at the time of purchase, or
- 150% of the weighting of such industry as represented in the Russell 2000 Index at the time of purchase, as long as the Fund meets any industry concentration or diversification requirements under the Investment Company Act of 1940.

  The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

  The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in small companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the small-cap value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or large company stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of smaller companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

 20      ING SmallCap Value Fund

                                                         ING SMALLCAP VALUE FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 Since the ING SmallCap Value Fund has not had a full year of operations as of December 31, 2002, there is no performance information included in this Prospectus.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                ING SmallCap Value Fund       21

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING CONVERTIBLE FUND                                                        Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks maximum total return, consisting of capital appreciation and current income.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal conditions, the Fund invests at least 80% of its assets in convertible securities. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Convertible securities are generally preferred stock or other securities, including debt securities, that are convertible into common stock. The Fund emphasizes companies with market capitalizations above $500 million. The convertible debt securities in which the Fund invests may be rated below investment grade (high risk instruments), or, if not rated, may be of comparable quality. There is no minimum credit rating for securities in which the Fund may invest. Through investments in convertible securities, the Fund seeks to capture the upside potential of the underlying equities with less downside exposure.

The Fund may also invest up to 20% of its total assets in common and nonconvertible preferred stocks, and in non-convertible debt securities, which may include high yield debt (commonly known as junk bonds) rated below investment grade, or of comparable quality if unrated.

The Fund may also invest in securities issued by the U.S. government and its agencies and instrumentalities.

Most but not all of the bonds in which the Fund invests have a remaining maturity of 10 years or less, or, in the case of convertible debt securities, have a remaining maturity or may be put back to the issuer in 10 years or less.

In evaluating convertible securities the Sub-Adviser evaluates each security's investment characteristics as a fixed income instrument as well as its potential for capital appreciation.

In analyzing specific companies for possible investment, the Sub-Adviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Sub-Adviser usually considers whether to sell a particular security when any of those factors materially changes.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Convertible securities have investment characteristics of both equity and debt securities. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

CHANGES IN INTEREST RATES -- the value of the convertible and debt securities held by the Fund may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in securities with intermediate and long terms to maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive to interest rate changes than a fixed rate corporate bond.

CREDIT RISK -- the Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than many bond funds, because the convertible securities and debt securities in which it invests may be lower-rated securities.

INABILITY TO SELL SECURITIES -- convertible securities, smaller company securities and high yield debt securities may be less liquid than other investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


 22      ING Convertible Fund

                                                            ING CONVERTIBLE FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                            20.74    23.04    21.40    50.44    -8.74   -12.13    -5.96

(1) These figures are for the year ended December 31 of each year.
(2) ING Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser.


            Best and worst quarterly performance during this period:
                           4th quarter 1999:  34.68%
                           4th quarter 2000: -16.00%
             Fund's year-to-date total return as of June 30, 2003:
                                     12.89%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Merrill Lynch All Convertibles Excluding Mandatory All Qualities Index (the "ML Convert Index") and the First Boston Convertible Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class Q Return Before Taxes                                     %  -5.96           6.61                  10.77
Class Q Return After Taxes on Distributions                     %  -6.74           3.53                   8.01
Class Q Return After Taxes on Distributions and Sale of Fund
 Shares                                                         %  -3.65           4.62                   8.17
ML Convert Index (reflects no deduction for fees, expenses
or taxes)(2)(3)                                                 %  -4.95           4.71                   8.01(5)
First Boston Convertible Index (reflects no deduction for
fees, expenses or taxes)(3)                                     %  -6.30           4.77                   7.10(5)


(1) Class Q commenced operations on August 31, 1995.


(2) The ML Convert Index is more representative of the overall convertible market, because it includes many convertible securities that are excluded by the First Boston Convertible Index.



(3) The ML Convert Index is a market capitalization-weighted index including non-mandatory domestic corporate convertible securities with at least an original par of $50 million or a $50 million market value; securities dropping below a market value of $40 million are excluded. Securities must be convertible into U.S. denominated common stocks, American Depositary Receipts, or cash equivalent to be included. The ML Convert Index includes approximately 550 convertible securities and is updated and available daily, lending itself to daily performance attribution.



(4) The First Boston Convertible Index is an unmanaged index that measures the performance of a universe of convertible securities that are similar, but not identical, to those in the Fund's portfolio.



(5) Index return is for the period beginning September 1, 1995.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   ING Convertible Fund       23

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING EQUITY AND BOND FUND                                                    Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks a balance of long-term capital appreciation and current income.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund's Sub-Adviser actively manages a blended portfolio of equity and debt securities with an emphasis on overall total return. The Fund normally invests at least 80% of its assets in equity securities and bonds. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund normally maintains 40% to 60% of its assets in equity securities of large companies that the Sub-Adviser believes are leaders in their industries. The Fund normally seeks a target allocation of 50%, although this may vary with market conditions. The Sub-Adviser considers whether these companies have a sustainable competitive edge. The Sub-Adviser emphasizes a value approach in equity selection, and seeks securities whose prices in relation to projected earnings are believed to be reasonable in comparison to the market. For this Fund, a company with market capitalization of over $5 billion is considered to be a large company, although the Fund may also invest to a limited degree in companies that have a market capitalization between $1 billion and $5 billion.


The remainder of the Fund's assets are normally invested in debt securities of any maturity issued by corporations or other business entities and the U.S. Government, its agencies and instrumentalities, and government sponsored enterprises.

A portion of the Fund's net assets (up to 35%) may be invested in high yield debt securities (commonly known as junk bonds) rated below investment grade (i.e., lower than the four highest rating categories) by a nationally recognized statistical rating agency, or of comparable quality if unrated. There is no minimum credit quality for the high yield debt securities in which the Fund may invest. The Fund may invest up to 10% of its assets in other investment companies that invest in secured floating rate loans, including up to 5% of its assets in ING Prime Rate Trust, a closed-end investment company. The Fund may invest up to 20% of its total assets in foreign securities. The Fund may use options on securities, securities indices, interest rates and foreign currencies as a hedging technique or in furtherance of this investment objective. The Fund may invest up to 35% of its net assets in zero coupon securities.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

The Fund also may invest in smaller companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the large company value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

CHANGES IN INTEREST RATES -- the value of debt securities can change in response to changes in interest rates. The value of the debt securities held by the Fund may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. Zero coupon securities are particularly sensitive to changes in interest rates.


CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund may be subject to more credit risk than the other income mutual funds, because it may invest in high yield debt securities, commonly referred to as junk bonds, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns.


INABILITY TO SELL SECURITIES -- high yield securities and securities of smaller companies may be less liquid than other investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social, and economic conditions; a lack of adequate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; and foreign controls on investment.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

OTHER INVESTMENT COMPANIES -- because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 24      ING Equity and Bond Fund

                                                        ING EQUITY AND BOND FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                            16.88    21.46    23.52    8.69     -3.06    -5.22   -11.34

(1) These figures are for the year ended December 31 of each year.
(2) Prior to May 24, 1999, a different adviser managed the Fund.

(3) Effective September 23, 2002, the Fund changed its name from ING Equity and Income Fund to ING Equity and Bond Fund.



            Best and worst quarterly performance during this period:
                           4th quarter 1998:  14.47%
                           3rd quarter 2002: -12.18%
             Fund's year-to-date total return as of June 30, 2003:
                                     11.15%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the S&P 500 Index, the Lehman Aggregate Bond Index, a composite index consisting of 60% S&P 500 Index and 40% Lehman Aggregate Bond Index (Composite Index) and the S&P Barra Value Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                 5 YEARS               10 YEARS
                                                                     1         (OR LIFE OF           (OR LIFE OF
                                                                    YEAR          CLASS)              CLASS)(1)
Class Q Return Before Taxes                                     %  -11.34          1.82                  6.13
Class Q Return After Taxes on Distributions                     %  -12.04         -1.30                  3.66
Class Q Return After Taxes on Distributions and Sale of Fund
Shares                                                          %  -6.95           0.77                  4.41
S&P 500 Index (reflects no deduction for fees, expenses or
taxes)(3)(4)                                                    %  -22.10         -0.59                  8.01(2)
Lehman Aggregate Bond Index (reflects no deduction for fees,
expenses or taxes)(5)                                           %  10.25           7.55                  7.68(2)
Composite Index (reflects no deduction for fees, expenses or
taxes)(6)                                                       %  -9.82           3.10                  8.30(2)
S&P Barra Value Index (reflects no deduction for fees,
expenses or taxes)(7)                                           %  -20.86         -0.85                  7.28(2)


(1) Class Q commenced operations on August 31, 1995.
(2) Index return is for the period beginning September 1, 1995.

(3) The S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy, which more closely tracks the type of equity securities in which the Fund invests than the S&P Barra Value Index.


(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets. The S&P 500 Index provides a better representation of the securities in which the Fund invests.


(5) The Lehman Aggregate Bond Index is an unmanaged index that measures the performance of the U.S. investment grade fixed rate bond market, including government and corporate securities, mortgage pass-through securities, and asset-backed securities.


(6) The Composite Index consists of 60% of the S&P 500 Index and 40% Lehman Aggregate Bond Index.


(7) The S&P Barra Value Index is a capitalization-weighted index of all stocks in the S&P 500 Index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500 Index is in the S&P Barra Value Index.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               ING Equity and Bond Fund       25

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING REAL ESTATE FUND                                Clarion CRA Securities, L.P.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

This Fund seeks total return. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal conditions, the Fund invests at least 80% of its assets in common and preferred stocks of U.S. real estate investment trusts (REITs) and real estate companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

For this Fund, real estate companies consist of companies that are principally engaged in the real estate industry. A company shall be considered to be "principally engaged" in the real estate industry if: (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate; or
(ii) it has at least 50% of the fair market value of its assets invested in residential, commercial, or industrial real estate. Companies principally engaged in the real estate industry may include REITs, master limited partnerships, real estate owners, real estate managers, real estate brokers, and real estate dealers.

The Sub-Adviser focuses on investments that generally provide income and also have the potential for long-term capital appreciation. The Sub-Adviser uses systematic, top-down research to evaluate property market conditions and trends to judge which market sectors offer potentially attractive returns. The Sub-Adviser uses proprietary analytical techniques to identify the securities which it believes will provide above-average cash flow yield and growth. Companies are evaluated for purchase and sale using several different qualitative and quantitative factors such as valuation, capital structure, and management and strategy. The Sub-Adviser will sell a security when it no longer meets these criteria.

The Fund's investment approach, with its emphasis on investments in companies primarily engaged in the real estate industry, is expected to produce a total return that is closely tied to the performance of the market for publicly traded real estate companies, including REITs, which is a narrow segment of the overall U.S. stock market. The Sub-Adviser may invest in companies with any market capitalization; however, the Sub-Adviser generally will not invest in companies with market capitalizations of less than $100 million at the time of purchase.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may invest in small- and medium-sized companies which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and many are dependent on a few key managers. The Fund's performance will be affected if the Sub-Adviser makes an inaccurate assessment of economic conditions and investment opportunities, and chooses growth companies that do not grow as quickly as hoped, or value companies that continue to be undervalued by the market.

MARKET TRENDS -- from time to time, the stock market may not favor the securities in which the Fund invests. Rather, the market could favor stocks in industries to which the Fund is not exposed, or may not favor equities at all.

NON-DIVERSIFICATION RISKS -- the Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's assets may be invested in a single company.

RISK OF CONCENTRATION -- because the Fund's investments are concentrated in the real estate industry, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated. If real estate securities as a group fall out of favor, the Fund could underperform funds that focus on other types of companies.

REAL ESTATE RISK -- investments in issuers that are principally engaged in real estate, including REITs, may subject the Fund to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

INABILITY TO SELL SECURITIES -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

 26      ING Real Estate Fund

                                                            ING REAL ESTATE FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                     25.32   -17.75    -2.55    32.27    7.42     4.33

(1) These figures are for the year ended December 31 of each year.

(2) The figures provide performance information for Class I shares of the Fund. Class I shares are not offered in this Prospectus. Performance for Class I shares of the Fund for periods prior to November 4, 2002 includes performance of a predecessor investment company which merged into the Fund on that date. For a more detailed discussion, please refer to "History of the Funds" in the SAI. As of December 31, 2002, Class Q shares had not commenced operations. Class Q shares would have substantially similar annual returns as the Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class I and Class Q shares have different expenses.

(3) Prior to November 4, 2002, Clarion CRA Securities, L.P. served as the investment adviser rather than the Sub-Adviser to the Fund.


            Best and worst quarterly performance during this period:
                           3rd quarter 1997:  13.47%
                           3rd quarter 1998: -12.77%
         Fund's year-to-date Class I total return as of June 30, 2003:
                                     13.53%


                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Wilshire Real Estate Securities Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class I only. After-tax returns for other classes will vary.



                                                                                     5 YEARS                10 YEARS
                                                                  1 YEAR(2)   (OR LIFE OF CLASS)(2)   (OR LIFE OF CLASS)(2)
Class I Return Before Taxes                                    %     4.33              3.50                   6.86
Class I Return After Taxes on Distributions                    %     2.76              1.68                   4.79
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                       %     2.69              1.84                   4.50
Wilshire Real Estate Securities Index (reflects no deduction
  for fees, expenses or taxes)(3)                              %     2.64              3.45                   6.01(4)


(1) This table shows performance for Class I shares of the Fund because Class Q shares had not commenced operations in 2002. See footnote (2) to the bar chart above.

(2) Performance for Class I shares of the Fund for periods prior to November 4, 2002 includes performance of a predecessor investment company which merged into the Fund on that date. For a more detailed discussion, please refer to "History of the Funds" in the SAI. Class I shares of the predecessor fund commenced operations on December 31, 1996.

(3) The Wilshire Real Estate Securities Index is a market capitalization weighted index of publicly traded real estate securities, such as real estate investment trusts (REITs), real estate operating companies (REOCs) and partnerships. The index is comprised of companies whose charter is the equity ownership and operation of commercial real estate.

(4) Index return is for the period beginning January 1, 1997.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   ING Real Estate Fund       27

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]


There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund. The table below shows the fees and expenses for Class Q shares of the Funds.

FEES YOU PAY DIRECTLY

                                                                CLASS Q
-----------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING
  PRICE)                                                         none
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES
  PRICE, WHICHEVER IS LESS)                                      none

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)


                                                                                       TOTAL
                                                                                       FUND             WAIVERS,
                                           MANAGEMENT    SERVICE     OTHER           OPERATING       REIMBURSEMENTS        NET
FUND                                          FEE         FEES      EXPENSES         EXPENSES       AND RECOUPMENT(2)    EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 ING Growth + Value                  %        1.00        0.25        0.57(3)          1.82                  --            1.82
 ING Growth Opportunities            %        0.95        0.25        0.48(3)          1.68                  --            1.68
 ING LargeCap Growth                 %        0.75        0.25        0.47(3)          1.47               -0.12            1.35
 ING MidCap Opportunities            %        1.00        0.25        0.41(3)          1.66               -0.06            1.60
 ING SmallCap Opportunities          %        1.00        0.25        0.45(3)          1.70                  --            1.70
 ING Large Company Value             %        0.71        0.25        0.39(3)          1.35                  --            1.35
 ING MagnaCap                        %        0.78        0.25        0.19             1.22                  --            1.22
 ING MidCap Value                    %        1.00        0.25        0.71(3)          1.96               -0.21            1.75
 ING SmallCap Value                  %        1.00        0.25        0.48(3)          1.73                  --            1.73
 ING Convertible                     %        0.75        0.25        0.36(3)          1.36                  --            1.36
 ING Equity and Bond                 %        0.75        0.25        0.61(3)          1.61               -0.11            1.50
 ING Real Estate                     %        0.70        0.25        0.49(3)          1.44               -0.19            1.25


--------------------------------------------------------------------------------


(1) This table shows the estimated operating expenses for Class Q shares of each Fund as a ratio of expenses to average daily net assets. These estimated expenses, unless otherwise noted, are based on each Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which the Adviser has agreed for each Fund. Because no Class Q shares of the ING Real Estate Fund were outstanding as of May 31, 2003, expenses are based on Class I expenses of the Fund.



(2) ING Investments has entered into a written expense limitation agreements with each Fund except ING Growth + Value Fund, ING Growth Opportunities Fund, ING SmallCap Opportunities Fund and ING MagnaCap Fund, under which it will limit expenses of the Fund excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last year or proposed to be waived by ING Investments is shown under the heading "Waivers, Reimbursements and Recoupment." For each Fund the expense limit will continue through at least May 31, 2004. For MidCap Opportunities the expense limit will be 1.35% through December 31, 2003, effective January 1, 2004 the limit will be 1.60%. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless the Adviser provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement.



(3) ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets.


 28      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

EXAMPLES




The examples that follow are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.


CLASS Q


                            FUND                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------------------
 ING Growth + Value                                             $     185         573          985       2,137
 ING Growth Opportunities                                       $     171         530          913       1,987
 ING LargeCap Growth(1)                                         $     137         453          791       1,747
 ING MidCap Opportunities(1)                                    $     163         518          897       1,960
 ING SmallCap Opportunities                                     $     173         536          923       2,009
 ING Large Company Value                                        $     137         428          739       1,624
 ING MagnaCap                                                   $     124         387          670       1,477
 ING MidCap Value(1)                                            $     178         595        1,038       2,268
 ING SmallCap Value                                             $     178         547          940       2,043
 ING Convertible                                                $     138         431          745       1,635
 ING Equity and Bond(1)                                         $     153         497          866       1,902
 ING Real Estate(1)                                             $     127         437          769       1,708


--------------------------------------------------------------------------------


(1) The examples reflect the contractual expense limits for the one-year period and the first year of the three-, five-, and ten-year periods.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       29

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

PURCHASE OF SHARES

Class Q Shares are offered at net asset value without a sales charge to qualified retirement plans, financial and other institutions and wrap accounts. The minimum initial investment is $250,000, and the minimum subsequent investment is $10,000. The Distributor may waive these minimums from time to time. Certain Funds also offer Class A, B, C and M shares, which have different sales charges and other expenses that may affect their performance. You can obtain more information about these other share classes by calling (800) 992-0180.

The Funds and ING Funds Distributor, LLC (Distributor) reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. The Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $250,000.

If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.

All other purchasers may purchase shares by the methods outlined in the table on the right.

CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Funds and the Distributor must obtain the following information for each person that opens an account:

- Name;
- Date of birth (for individuals);
- Physical residential address (although post office boxes are still permitted for mailing); and
- Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

EFFECTIVE OCTOBER 1, 2003, FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.

MARKET TIMERS

A Fund may restrict or refuse purchase orders, whether directly or by exchange, by market timers. "Market timing" is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of a Fund.


                           Initial                 Additional
     Method              Investment                Investment
 BY CONTACTING      A financial consultant   Visit or consult a
 YOUR FINANCIAL     with an authorized       financial consultant.
 CONSULTANT         firm can help you
                    establish and maintain
                    your account.

 BY MAIL            Visit or speak with a    Fill out the Account
                    financial consultant.    Additions form included
                    Make your check          on the bottom of your
                    payable to the ING       account statement along
                    Funds and mail it,       with your check payable
                    along with a completed   to the ING Funds and
                    Application. Please      mail them to the address
                    indicate your            on the account
                    investment               statement. Remember to
                    professional on the      write your account
                    New Account              number on the check.
                    Application.

 BY WIRE            Call the ING             Wire the funds in the
                    Operations Department    same manner described
                    at (800) 992-0180 and    under "Initial
                    select Option 4 to       Investment."
                    obtain an account
                    number and indicate
                    your investment
                    professional on the
                    account.
                    Instruct your bank to
                    wire funds to the Fund
                    in the care of:
                    State Street Bank
                    and Trust Company
                    Kansas City
                    ABA #101003621
                    Kansas City, MO
                    credit to: -----
                    (the Fund) A/C
                    #751-8315; for further
                    credit to:
                    Shareholder
                    A/C #----------
                    (A/C # you received
                    over the telephone)
                    Shareholder Name:
                    ----------------------
                    (Your Name Here)
                    After wiring funds you
                    must complete the
                    Account Application
                    and send it to:
                    ING Funds
                    P.O. Box 219368
                    Kansas City, MO
                    64121-9368

 30      Shareholder Guide

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------


DISTRIBUTION AND SHAREHOLDER SERVICE FEES

To pay for the cost of promoting the Funds and servicing your shareholder account, each Fund has adopted a Rule 12b-1 plan for Class Q shares, which requires fees to be paid out of the assets of the class. Each Fund pays a service fee at an annual rate of 0.25% of the average daily net assets of the Class Q shares of the Fund.
RETIREMENT PLANS


You may invest in each Fund through various retirement plans, including IRAs, Simplified Employee Plan (SEP) IRAs, Roth IRAs, 403(b) plans, 457 plans, and all qualified retirement plans. For further information about any of the plans, agreements, applications and annual fees, contact the Distributor, your financial consultant or plan sponsor. To determine which retirement plan is appropriate for you, consult your tax adviser. For further information, contact a Shareholder Services Representative at (800) 992-0180.



If you are a participant in a qualified retirement plan, you should make redemptions through your plan administrator or sponsor, who is responsible for transmitting orders.



All other shareholders may redeem shares by the methods outlined in the table on the right.



Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.


SYSTEMATIC WITHDRAWAL PLAN
You may elect to make periodic withdrawals from your account on a regular basis.

- Your account must have a current value of at least $250,000.

- Minimum withdrawal amount is $1,000.

- You may choose from monthly, quarterly, semi-annual or annual payments.


For additional information, contact a Shareholder Services Representative, see the Account Application or the SAI.


PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. Each Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


         Method                         Procedures
  BY CONTACTING YOUR       You may redeem shares by contacting
  FINANCIAL CONSULTANT     your financial consultant who may
                           charge for their services in
                           connection with your redemption
                           request, but neither the Fund nor the
                           Distributor imposes any such charge.



  BY MAIL                  Send a written request specifying the
                           Fund name and share class, your
                           account number, the name(s) in which
                           the account is registered, and the
                           dollar value or number of shares you
                           wish to redeem to:
                           ING Funds
                           P.O. Box 219368
                           Kansas City, MO 64121-9368
                           If certificated shares have been
                           issued, the certificate must accompany
                           the written request. Corporate
                           investors and other associations must
                           have an appropriate certification on
                           file authorizing redemptions. A
                           suggested form of such certification
                           is provided on the Account
                           Application. A signature guarantee may
                           be required.



  BY TELEPHONE --          You may redeem shares by telephone on
  EXPEDITED REDEMPTION     all accounts other than retirement
                           accounts, unless you check the box on
                           the Account Application which
                           signifies that you do not wish to use
                           telephone redemptions. To redeem by
                           telephone, call the Shareholder
                           Services Representative at (800)
                           992-0180.
                           RECEIVING PROCEEDS BY CHECK:
                           You may have redemption proceeds (up
                           to a maximum of $100,000) mailed to an
                           address which has been on record with
                           ING Funds for at least 30 days.
                           RECEIVING PROCEEDS BY WIRE:
                           You may have redemption proceeds
                           (subject to a minimum of $5,000) wired
                           to your pre-designated bank account.
                           You will not be able to receive
                           redemption proceeds by wire unless you
                           check the box on the Account
                           Application which signifies that you
                           wish to receive redemption proceeds by
                           wire and attach a voided check. Under
                           normal circumstances, proceeds will be
                           transmitted to your bank on the
                           business day following receipt of your
                           instructions, provided redemptions may
                           be made. In the event that share
                           certificates have been issued, you may
                           not request a wire redemption by
                           telephone.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       31

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

NET ASSET VALUE

The net asset value (NAV) per share for Class Q shares of each Fund is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The Funds are open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; Fund shares will not be priced on those days. The NAV per share of Class Q shares of each Fund is calculated by taking the value of the Fund's assets attributable to Class Q shares, subtracting the Fund's liabilities attributable to Class Q shares, and dividing by the number of Class Q shares that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the NAV of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors or Trustees, although the actual calculations will be made by persons acting under the supervision of the Board. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

PRICE OF SHARES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before 4:00 p.m. Eastern Time and promptly transmit the order to the Transfer Agent or Distributor.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The ING Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange Class Q shares for Class Q shares of any other ING Fund that offers Class Q shares.

The total value of shares being exchanged must at least equal the minimum investment requirement for Class Q shares of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a trading vehicle. The Funds may prohibit excessive exchanges (more than four per year). The Funds also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. You should review the prospectus of the ING Fund you intend to exchange into before exchanging your shares.


If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's share will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers for not less than 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange


 32      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

privilege with ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

In addition to the Funds available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund. For a list of the other funds offered by the Distributor, please see the inside back cover of this prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this prospectus by calling (800) 992-0180.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege.

SYSTEMATIC EXCHANGE PRIVILEGE

You may elect to have a specified dollar amount of Class Q shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in Class Q shares of any other open-end ING Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

SMALL ACCOUNTS (NON-RETIREMENT ONLY)

If you draw down a non-retirement account so that its total value is less than the Fund minimum, you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Your account will not be closed if its drop in value is due to Fund performance.

ACCOUNT ACCESS

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com, or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY


The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.



HOUSEHOLDING



To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at
(800) 992-0180 or your financial consultant. We will begin sending you individual copies thirty days after receiving your request.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       33

MANAGEMENT OF THE FUNDS                                 ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------

ADVISER


ING INVESTMENTS, LLC (ING INVESTMENTS), an Arizona limited liability company, serves as the investment adviser to each of the Funds. ING Investments provides or oversees all investment advisory and portfolio management services for each Fund.



ING Investments is registered as an investment adviser with the SEC. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees. ING Investments began investment management in April, 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.



As of June 30, 2003, ING Investments managed over $35.0 billion in assets.



ING Investments' principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.


ING receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:


                                                      MANAGEMENT
FUND                                                     FEE
ING Growth + Value                                       1.00%
ING Growth Opportunities                                 0.95
ING LargeCap Growth                                      0.75
ING MidCap Opportunities                                 1.00
ING SmallCap Opportunities                               1.00
ING Large Company Value                                  0.71
ING MagnaCap                                             0.78
ING MidCap Value                                         1.00
ING SmallCap Value                                       1.00
ING Convertible                                          0.75
ING Equity and Bond                                      0.75
ING Real Estate(1)                                       0.70


(1) Prior to November 4, 2002, Clarion CRA Securities, L.P. served as the investment adviser rather than the Sub-Adviser to the Fund. Effective November 4, 2002, ING Investments became the Fund's investment adviser.

ING INVESTMENTS DIRECTLY MANAGES THE PORTFOLIO OF THE ING GROWTH + VALUE FUND

The Fund has been managed by a team of investment professionals led by Matthew
S. Price and David C. Campbell since June 16, 2003. Matthew Price, Portfolio Manager, joined ING as a managing director and portfolio manager in 1992. David
C. Campbell, Portfolio Manager, joined ING as a managing director and portfolio manager in 1990.

SUB-ADVISERS


ING Investments has engaged a Sub-Adviser to provide the day-to-day management for each Fund's portfolio other than ING Growth + Value Fund. The Sub-Advisers have, at least in part, been selected on the basis of their successful application of a consistent, well-defined and long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of each Sub-Adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING Investments or the Board of Trustees of a Fund. In the event a sub-advisory agreement is terminated, the Sub-Adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Fund.



ING GROWTH OPPORTUNITIES FUND, ING MIDCAP OPPORTUNITIES FUND, ING SMALLCAP OPPORTUNITIES FUND, ING LARGE COMPANY VALUE FUND, ING MAGNACAP FUND, ING CONVERTIBLE FUND AND ING EQUITY AND BOND FUND


AELTUS INVESTMENT MANAGEMENT, INC.


Aeltus Investment Management, Inc. (ING Aeltus), a Connecticut corporation, serves as the Sub-Adviser to ING Growth Opportunities Fund, ING MidCap Opportunities Fund, ING SmallCap Opportunities Fund, ING Large Company Value Fund, ING MagnaCap Fund, ING Convertible Fund and ING Equity and Bond Fund.


Founded in 1972, ING Alteus is registered as an investment adviser with the SEC. ING Alteus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING Aeltus is an indirect wholly-owned subsidiary of ING Groep N.V. and is an affiliate of ING Investments.


As of June 30, 2003, ING Alteus managed over $41.5 billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3602.


ING GROWTH OPPORTUNITIES FUND, ING MIDCAP OPPORTUNITIES FUND AND ING SMALLCAP OPPORTUNITIES FUND


The Funds have been managed by a team of investment professionals led by Matthew
S. Price and David C. Campbell since April 2003. Matthew S. Price, Portfolio Manager, joined ING's asset management operations ("ING") as a managing director and portfolio manager in 1992. David C. Campbell, Portfolio Manager, joined ING as a managing director and portfolio manager in 1990.


ING LARGE COMPANY VALUE FUND AND ING MAGNACAP FUND

The Funds have been managed by a team of investment professionals led by William
F. Coughlin since April 2003. William F. Coughlin, Portfolio Manager, joined ING in April 2003. Prior to joining ING, Mr. Coughlin was Chief Investment Officer and a principal of Delta Capital Management LLC since 1998. Before joining Delta Capital Management LLC, he was a Managing Director at Scudder


 34      Management of the Funds

SUB-ADVISERS                                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

Kemper Investments, and its predecessor firm, Dreman Value Advisors.

ING CONVERTIBLE FUND

The Fund has been managed by a team of investment professionals led by Anuradha Sahai since April 2003. Anuradha Sahai, Vice President of ING, has served as a member of the team that managed the Fund since April 2002. Ms. Sahai has held several analyst positions with ING since 1997.

ING EQUITY AND BOND FUND

The equity portion of the Fund has been managed by a team of investment professionals led by James A. Vail since April 2003. Mr. Vail has served as Vice President and Senior Portfolio Manager of ING since 2000. He is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and has over 25 years of investment experience. Prior to joining ING in 2000, Mr. Vail was Vice President at Lexington Management Corporation, which he joined in 1991.

The bond portion of the Fund has been managed by a team of investment professionals led by James Kauffmann since February of 2003. Mr. Kauffmann is a Portfolio Management Team Leader. He joined ING in 1996 and has over 17 years of investment experience.



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       35

MANAGEMENT OF THE FUNDS                                             SUB-ADVISERS
--------------------------------------------------------------------------------

ING LARGECAP GROWTH FUND

WELLINGTON MANAGEMENT COMPANY, LLP


Wellington Management Company, LLP (Wellington Management) serves as Sub-Adviser to the ING LargeCap Growth Fund. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of June 30, 2003, Wellington Management had over $337.5 billion in assets under management. Wellington Management's principal address is 75 State Street, Boston, Massachusetts 02109.


Andrew J. Shilling, Senior Vice President, Partner and Equity Portfolio Manager, has been portfolio manager of the Fund since June 2003. Mr. Shilling has been a portfolio manager at Wellington Management in the growth group focused on managing portfolios in the Large Capitalization Growth style since 2000. Prior to this, Mr. Shilling was a Global Industry Research Analyst covering the Aerospace/Defense, Electrical Equipment and Satellite industries since 1994.

PERFORMANCE OF SIMILAR LARGECAP GROWTH ACCOUNTS

MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP

The tables below are designed to show you how a composite of similar large-cap growth investment accounts managed by Wellington Management performed over various periods in the past.


The Wellington Management Large-Cap Growth Composite (the "Wellington Management Composite") is a composite of the performance of all actual fee-paying, fully discretionary large-cap growth accounts of at least $5 million in net assets under management managed by Wellington Management for at least one month beginning January 1, 1992. Each account in the Wellington Management Composite has investment objective, policies, strategies and risks that are substantially similar to the investment objective, policies, strategies and risks of the ING LargeCap Growth Fund.


The tables below show the returns for the Wellington Management Composite compared with the Russell 1000 Growth Index for the one-, three-, five- and ten-year (or since inception) periods ended December 31, 2002 and on an annual basis as of December 31 of each of the last 10 years. This information is designed to demonstrate the historical track record of Wellington Management. It does not indicate how the ING LargeCap Growth Fund has performed or will perform in the future. Past performance is not a guarantee of future results.

                          AVERAGE ANNUAL TOTAL RETURNS
                           (AS OF DECEMBER 31, 2002)


                               WELLINGTON
                            LARGECAP GROWTH         RUSSELL 1000
                             COMPOSITE (%)        GROWTH INDEX (%)
                            ---------------       ----------------
 One Year                        -24.37%               -27.88%
 Three Years                     -21.26%                23.64%
 Five Years                       -1.86%                -3.84%
 Ten Years                         6.58%                 6.71%
 Since Inception
 (12/31/84)                       10.59%                11.33%


                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)


                             WELLINGTON
                           LARGECAP GROWTH     RUSSELL 1000
                            COMPOSITE (%)    GROWTH INDEX (%)
                           ---------------   ----------------
 2002                          -24.37%            -27.88%
 2001                          -16.53%            -20.42%
 2000                          -22.68%            -22.42%
 1999                           35.22%             33.16%
 1998                           37.92%             38.71%
 1997                           29.33%             30.49%
 1996                           21.43%             23.12%
 1995                           27.05%             37.19%
 1994                           -0.73%              2.66%
 1993                            4.90%              2.90%



Year-to-date total return as of June 30, 2003 is 15.63%.


Except to the extent performance has been adjusted to reflect the operating costs of the LargeCap Growth Fund, the performance reflected in the Wellington Management Composite has been prepared in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS), which differ from the method used by the SEC.


 36      Management of the Funds

SUB-ADVISERS                                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


The composite performance data in the Wellington Management Composite was calculated on a total return basis and includes all losses. The total returns for the Wellington Management Composite in the Average Annual Total Return and Annual Total Return tables reflect the deduction of net operating expenses for the ING LargeCap Growth Fund of 1.35%. Net operating expenses include investment advisory fees, distribution and service (Rule 12b-1) fees, custodial fees, brokerage commissions and execution costs, and other expenses, without the provision for any applicable federal or state income taxes, if any. The investment accounts that are included in the Wellington Management Composite may not be subject to the diversification requirements, specific tax restrictions, and the investment limitations imposed on the Fund by the Investment Company Act of 1940 (1940 Act) or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Wellington Management Composite could have been adversely affected if the institutional private accounts included in the Composite had been regulated as investment companies under the federal securities laws. The aggregate returns of the accounts in the Wellington Management Composite may not reflect the returns of any particular account of Wellington Management.


The Russell 1000 Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.

ING MIDCAP VALUE FUND AND ING SMALLCAP VALUE FUND

BRANDES INVESTMENTS PARTNERS, LLC


Founded in 1974, Brandes Investment Partners, LLC (Brandes) is an investment advisory firm currently with 56 investment professionals who managed over $57.3 billion in assets as of June 30, 2003. Brandes is an indirect wholly-owned subsidiary of ING Groep N.V. and is an affiliate of ING Investments. Brandes' principal address is 11988 El Camino Real, Suite 500, San Diego, California 92130.


Brandes has been the investment sub-adviser to ING MidCap Value Fund and ING SmallCap Value Fund since their inception. Brandes Mid Cap and Small Cap Investment Committees, respectively, are responsible for making the day-to-day investment decisions for each Fund.

Brandes uses a value-oriented approach in managing equity investments, seeking to build wealth by buying high quality, undervalued stocks.

PERFORMANCE OF SIMILAR MID CAP VALUE SEPARATE ACCOUNTS MANAGED BY BRANDES

The tables below are designed to show you how a composite of similar separate accounts managed by Brandes performed over various periods in the past.

The Brandes U.S. Value Mid Cap Equity Composite is a composite of the performance of all actual, fee-paying and non-fee-paying, fully discretionary U.S. Value Mid Cap accounts under management by Brandes for at least one month beginning September 30, 1997, having substantially the same investment objectives, policies, techniques and restrictions. Each account in the composite has investment objectives, policies and strategies that are substantially similar to the MidCap Value Fund.

The table below shows the returns for the Brandes U.S. Value Mid Cap Equity Composite compared with the Russell MidCap Index and the Russell MidCap Value Index for the periods ending December 31, 2002 and December 31 of prior years. The returns of the Brandes U.S. Value Mid Cap Equity Composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the Russell MidCap Index and the Russell MidCap Value Index assume all dividends and distributions have been reinvested. This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the MidCap Value Fund has performed or will perform in the future. Past performance is not a guarantee of future results.

                          AVERAGE ANNUAL TOTAL RETURNS
                           (AS OF DECEMBER 31, 2002)

                          BRANDES
                         U.S. VALUE       RUSSELL        RUSSELL
                       MID CAP EQUITY   MIDCAP INDEX   MIDCAP VALUE
                        COMPOSITE(%)        (%)          INDEX(%)
                       --------------   ------------   ------------
 One Year                 -28.55%         -16.19%         -9.64%
 Three Years                3.63%          -5.04%          3.29%
 Since Inception
 (9/30/97)                  3.50%           2.30%          3.59%

                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)


                          BRANDES
                         U.S. VALUE       RUSSELL        RUSSELL
                       MID CAP EQUITY   MIDCAP INDEX   MIDCAP VALUE
                        COMPOSITE(%)        (%)          INDEX(%)
                       --------------   ------------   ------------
 2002                     -28.55%         -16.19%         -9.64%
 2001                      23.91%          -5.62%          2.33%
 2000                      25.72%           8.25%         19.18%
 1999                      -1.52%          18.23%         -0.11%
 1998                      11.62%          10.09%          5.08%
 1997 (9/30-12/31)         -2.08%           1.11%          4.07%




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       37

MANAGEMENT OF THE FUNDS                                             SUB-ADVISERS
--------------------------------------------------------------------------------

The performance reflected in the composite has been calculated in compliance with the AIMR Performance Presentation Standards, which differ from the method used by the SEC.

The net annual returns for the Brandes U.S. Value Mid Cap Equity Composite were calculated on a time-weighted and asset-weighted, total return basis, including reinvestment of all dividends, interest and income, realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The accounts in the Brandes U.S. Value Mid Cap Equity Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

The Russell MidCap Index is an unmanaged index that measures the 800 smallest companies out of the 1,000 largest U.S. companies based on total market capitalization of the Russell Index. It includes the reinvestment of dividends and income, but does not reflects fees, brokerage commissions and other expenses of investing.

The Russell MidCap Value Index is an unmanaged index that measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.

PERFORMANCE OF SIMILAR SMALL CAP VALUE SEPARATE ACCOUNTS MANAGED BY BRANDES

The tables below are designed to show you how a composite of similar separate accounts managed by Brandes performed over various periods in the past.

The Brandes U.S. Small Cap Value Equity Composite is a composite of the performance of all actual, fee-paying and non-fee-paying, fully discretionary U.S. Small Cap Value accounts under management by Brandes for at least one month beginning September 30, 1997, having substantially the same investment objectives, policies, techniques and restrictions. Each account in the composite has investment objective, policies and strategies that are substantially similar to the SmallCap Value Fund.

The table below shows the returns for the Brandes U.S. Small Cap Value Equity Composite compared with the Russell 2000 Index and the Russell 2000 Value Index for the periods ending December 31, 2002 and December 31 of prior years. The returns of the Brandes U.S. Small Cap Value Equity Composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the Russell 2000 Index and the Russell 2000 Value Index assume all dividends and distributions have been reinvested. This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the SmallCap Value Fund has performed or will perform in the future. Past performance is not a guarantee of future results.

                          AVERAGE ANNUAL TOTAL RETURNS
                           (AS OF DECEMBER 31, 2001)

                              BRANDES           RUSSELL     RUSSELL 2000
                       U.S. SMALL CAP EQUITY   2000 INDEX   VALUE INDEX
                           COMPOSITE(%)           (%)           (%)
                       ---------------------   ----------   ------------
 One Year                     -9.66%            -20.48%       -11.43%
 Three Years                  11.90%             -7.54%         7.45%
 Since Inception
 (9/30/97)                     3.45%             -1.93%         2.91%

                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)


                              BRANDES           RUSSELL     RUSSELL 2000
                       U.S. SMALL CAP EQUITY   2000 INDEX   VALUE INDEX
                           COMPOSITE(%)           (%)           (%)
                       ---------------------   ----------   ------------
 2002                          -9.66%           -20.48%       -11.43%
 2001                          35.61%             2.49%        14.02%
 2000                          14.37%            -3.02%        22.83%
 1999                          -4.41%            21.26%        -1.49%
 1998                         -10.19%            -2.55%        -6.45%
 1997 (9/30-12/31)             -0.68%            -3.35%         1.68%


The performance reflected in the composite has been calculated in compliance with the AIMR Performance Presentation Standards, which differ from the method used by the SEC.

The net annual returns for the Brandes U.S. Small Cap Value Equity Composite were calculated on a time-weighted and asset-weighted, total return basis, including reinvestment of all dividends, interest and income, realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The accounts in the Brandes U.S. Small Cap Value Equity Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The


 38      Management of the Funds

SUB-ADVISERS                                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

The Russell 2000 Index is an unmanaged index that measures the 2000 smallest companies out of the 3,000 largest U.S. companies based on total market capitalization of the Russell Index. It includes the reinvestment of dividends and income, but does not reflects fees, brokerage commissions and other expenses of investing.

The Russell 2000 Value Index is an unmanaged index that measures the Russell 2000 companies with lower price-to-book ratios and lower forecasting growth values. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.

ING REAL ESTATE FUND

CLARION CRA SECURITIES, L.P.


Founded in 1969, Clarion CRA Securities, L.P., (CRA) a Delaware limited partnership, is registered as an investment adviser. CRA is an indirect wholly-owned subsidiary of ING Groep N.V. and is an affiliate of ING Investments. CRA is located at 259 Radnor-Chestor Road, Radnor, PA 19087. CRA is in the business of providing investment advice to institutional and individual client accounts which, as of June 30, 2003, were valued at approximately $2.1 billion.


The following individuals share responsibility for the day-to-day management of the Fund and have co-managed the Fund since its inception in July 1991:

T. Ritson Ferguson, Chief Investment Officer (CIO), has 16 years of real estate investment experience. Mr. Ferguson has served as Co-CIO and more recently CIO of CRA since 1991. Prior to 1991, Mr. Ferguson gained extensive direct real estate investment experience at Radnor Advisors and Trammel Crow Company where he was involved with acquisition, development and management of commercial real estate since 1986.

Kenneth D. Campbell, Managing Director, has been with CRA and its predecessors since 1969. Mr. Campbell has more than 32 years of real estate investment experience. Mr. Campbell has been recognized by the National Association of Real Estate Investment Trust (NAREIT) for outstanding lifetime contributions to the Real Estate Investment Trust (REIT) Industry.



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       39

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The Funds generally distribute most or all of their net earnings in the form of dividends. Each Fund pays dividends, if any, as follows:


ANNUALLY(1)            SEMI-ANNUALLY(1)  QUARTERLY(2)
-----------            ----------------  ------------
ING Growth +           ING Large         ING Convertible
  Value                  Company         ING Equity and
ING Growth               Value             Bond
  Opportunities        ING MagnaCap      ING Real Estate
ING LargeCap
  Growth
ING MidCap
  Opportunities
ING MidCap
  Value
ING SmallCap
  Opportunities
ING SmallCap
  Value


(1) Distributions normally expected to consist primarily of capital gains.
(2) Distributions normally expected to consist, on an annual basis, of a variable combination of capital gains and ordinary income.

Each Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class Q shares of a Fund invested in another ING Fund which offers Class Q shares.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. Dividends attributable to interest are not eligible for the reductions in rates described below.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

- Distributions of long-term gains from sales by the Funds before May 6, 2003 will be taxed at the maximum rate of 20%.

- Distributions of certain long-term gains from depreciable real estate are taxed at a maximum rate of 25%.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.


As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


Please note that the ING Real Estate Fund will be sending you a Form 1099 reflecting the distributions you received in a particular calendar year at the end of February of the following year, which is one month later than most such forms are sent.


 40      Dividends, Distributions and Taxes

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All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below may invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Adviser or Sub-Adviser of any Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS


The principal risks of investing in certain Funds are highlighted below. Certain Funds not identified below, however, also may invest in the securities described. Please see the SAI for more information.



INABILITY TO SELL SECURITIES (ALL FUNDS EXCEPT ING LARGECAP GROWTH AND ING MAGNACAP FUNDS). Certain securities generally trade in lower volume and may be less liquid than securities of large, established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


INVESTMENTS IN FOREIGN SECURITIES (ING LARGECAP GROWTH, ING LARGE COMPANY VALUE, ING MAGNACAP, AND ING EQUITY AND BOND FUNDS). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.


Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure of securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to a Fund. The risks of investing in foreign securities may be greater for emerging market investments. See the discussion of emerging market investments under "Other Risks."



INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES (ALL FUNDS EXCEPT ING LARGECAP GROWTH AND ING MAGNACAP FUNDS). The Funds may invest in small and mid-capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.


CONVERTIBLE SECURITIES (ING LARGECAP GROWTH, ING LARGE COMPANY VALUE, ING MAGNACAP, ING MIDCAP VALUE, ING SMALLCAP VALUE AND ING CONVERTIBLE FUNDS). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

CORPORATE DEBT SECURITIES (ING LARGE COMPANY VALUE, ING MAGNACAP, ING CONVERTIBLE AND ING EQUITY AND BOND FUNDS). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of



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                                           More Information About Risks       41
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the Fund's fixed-income securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Fixed-income securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.


One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility". According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

CONCENTRATION (ING REAL ESTATE FUND). The Fund concentrates (for purposes of the 1940 Act) its assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, a Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.


DERIVATIVES (ING LARGECAP GROWTH, ING LARGE COMPANY VALUE AND ING EQUITY AND BOND FUNDS). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Many of the Funds do not invest in these types of derivatives, and some do, so please check the description of the Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.


LENDING PORTFOLIO SECURITIES (ALL FUNDS EXCEPT ING LARGE COMPANY VALUE
FUND). In order to generate additional income, certain Funds may lend portfolio securities in an amount up to 30% or 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.


NON-DIVERSIFIED INVESTMENT COMPANY (ING REAL ESTATE FUND). The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act on the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a larger percentage of the Fund's assets in a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.



PORTFOLIO TURNOVER. (ALL FUNDS EXCEPT ING MAGNACAP, ING MIDCAP VALUE, ING SMALLCAP VALUE, ING CONVERTIBLE AND ING REAL ESTATE FUNDS) is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.



OTHER INVESTMENT COMPANIES (ING EQUITY AND BOND FUND). The Fund may invest up to 10% of its assets in other investment companies. When the a Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.


INTERESTS IN LOANS (ING EQUITY AND BOND FUND). The Fund may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

OTHER RISKS

MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser or Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.


U.S. GOVERNMENT SECURITIES. Some U.S. Government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. The value of U.S. Government securities may decline due to changing interest rates.



MORTGAGE-RELATED SECURITIES. Although mortgage loans underlying a mortgage-backed security may have maturities



 42      More Information About Risks
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                                                    MORE INFORMATION ABOUT RISKS
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of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.



RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, a Fund might be unable to sell the security at a time when the adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

REPURCHASE AGREEMENTS. Repurchase Agreements involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

BORROWING. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.


A Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in the Prospectus and SAI.


SHORT SALES. A "short sale" is the sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this prospectus apply at the time of investment.


HIGH YIELD SECURITIES. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have




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                                           More Information About Risks       43
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been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.



 44      More Information About Risks

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights tables on the following pages are intended to help you understand each Fund's Class Q shares' financial performance for the period of the Class Q's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of the Funds' independent auditors, along with the Funds' financial statements, is included in the Funds' annual report, which is incorporated by reference into the SAI and is available upon request.


Because Class Q shares of the ING Real Estate Fund had not commenced operations prior to May 31, 2003 (the Fund's fiscal year end), financial highlights are presented for Class I shares of the Fund.

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                                   Financial Highlights       45

ING GROWTH + VALUE FUND                                     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


For the years ended May 31, 2003, May 31, 2002 and seven-month period ended May 31, 2001, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. For all periods ended prior to May 31, 2001, the financial information was audited by other independent auditors.



                                                                     YEAR           YEAR          SEVEN MONTHS          PERIOD
                                                                     ENDED          ENDED            ENDED               ENDED
                                                                    MAY 31,        MAY 31,          MAY 31,           OCTOBER 31,
                                                                     2003           2002            2001(1)             2000(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                     $           9.86          13.88             24.90              26.73
 Income (loss) from investment operations:
 Net investment loss                                      $          -0.14          -0.11             -0.18              -0.05
 Net realized and unrealized loss on investments          $          -1.91          -3.91             -8.62              -1.78
 Total from investment operations                         $          -2.05          -4.02             -8.80              -1.83
 Less distributions from:
 Net realized gain on investments                         $             --             --              2.16                 --
 Tax return of capital                                    $             --             --              0.06                 --
 Total distributions                                      $             --             --              2.22                 --
 Net asset value, end of period                           $           7.81           9.86             13.88              24.90
 TOTAL RETURN(3):                                         %         -20.79         -28.96            -38.00              -6.85
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                        $            211           3.96               454              1,346
 Ratios to average net assets:
 Expenses(4)                                              %           1.82           1.71              1.69               1.53
 Net investment loss(4)                                   %          -1.35          -0.93             -1.43              -1.19
 Portfolio turnover rate                                  %            294            255                95                163


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Class Q commenced operations on June 5, 2000.

(3) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

 46      ING Growth + Value Fund

FINANCIAL HIGHLIGHTS                               ING GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.


                                                                     YEAR           YEAR          FIVE MONTHS           PERIOD
                                                                     ENDED          ENDED            ENDED              ENDED
                                                                    MAY 31,        MAY 31,          MAY 31,          DECEMBER 31,
                                                                     2003           2002            2001(1)            2000(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                     $          13.16          18.70            25.48               32.58
 Income (loss) from investment operations:
 Net investment loss                                      $          -0.12          -0.34*           -0.10               -0.15
 Net realized and unrealized loss on investments          $          -1.97          -5.20            -6.68               -5.46
 Total from investment operations                         $          -2.09          -5.54            -6.78               -5.61
 Less distributions from:
 Net realized gain on investments                         $             --             --               --                1.49
 Total distributions                                      $             --             --               --                1.49
 Net asset value, end of period                           $          11.07          13.16            18.70               25.48
 TOTAL RETURN(3):                                         %         -15.88         -29.63           -26.61              -17.55
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                         $              3             10            7,947              10,274
 Ratios to average net assets:
 Expenses(4)                                              %           1.68           1.62             1.56                1.41
 Net investment loss(4)                                   %          -1.31          -1.49            -1.17               -0.81
 Portfolio turnover rate                                  %            355            473              217                 326


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Class Q commenced operations on June 1, 2000.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(4) Annualized for periods less than a year.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING Growth Opportunities Fund       47

ING LARGECAP GROWTH FUND                                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


For the years ended May 31, 2003, May 31, 2002, the eleven-month period ended May 31, 2001, the year ended June 30, 2000 and the three-month period ended June 30, 1999, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. For all periods ended prior to June 30, 1999, the financial information was audited by other independent auditors.



                                                      YEAR       YEAR      ELEVEN MONTHS      YEAR      THREE MONTHS      YEAR
                                                      ENDED      ENDED         ENDED         ENDED         ENDED          ENDED
                                                     MAY 31,    MAY 31,       MAY 31,       JUNE 30,      JUNE 30,      MARCH 31,
                                                      2003       2002         2001(1)         2000        1999(2)         1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period          $      16.92      24.81         43.71          28.43        25.24          15.66
 Income (loss) from investment operations:
 Net investment loss                           $      -0.15      -0.44         -0.17          -0.20        -0.03          -0.02
 Net realized and unrealized gain (loss) on
 investments                                   $      -2.11      -7.44        -18.26          15.86         3.22           9.87
 Total from investment operations              $      -2.26      -7.88        -18.43          15.66         3.19           9.85
 Less distributions from:
 Net investment income                         $         --       0.01            --             --           --             --
 Net realized gain on investments              $         --         --          0.47           0.38           --           0.27
 Total distributions                           $         --       0.01          0.47           0.38           --           0.27
 Net asset value, end of period                $      14.66      16.92         24.81          43.71        28.43          25.24
 TOTAL RETURN(3):                              %     -13.36     -31.77        -42.50          55.57        12.64          63.76
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period ($000's)            $      6,178     16,840        12,534         24,838        6,044          4,908
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/(recoupment)(4)(5)              %       1.31       1.21          1.19           1.26         1.23           1.26
 Gross expenses prior to expense
 reimbursement/(recoupment)(4)                 %       1.47       1.21          1.19           1.26         1.25           1.91
 Net investment loss after expense
 reimbursement/(recoupment)(4)(5)              %      -0.66      -0.76         -0.50          -0.77        -0.36          -0.28
 Portfolio turnover rate                       %        291        536           331            139           27            253


--------------------------------------------------------------------------------

(1) Effective October 1, 2000, ING Investments assumed responsibility for the day-to-day management of the Fund and the Fund changed its fiscal year end to May 31.


(2) Effective May 24, 1999, ING Investments became the Adviser of the Fund; concurrently, Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its year end to June 30. The Fund was directly managed by ING Investments from October 1, 2000 to June 2, 2003. Effective June 2, 2003, Wellington Management Company, LLP was appointed as sub-adviser to the Fund.



(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.



(4) Annualized for periods less than one year.



(5) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursements to ING Investments within three years.


 48      ING LargeCap Growth Fund

FINANCIAL HIGHLIGHTS                               ING MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements which have been audited by KPMG LLP, independent auditors.


                                                                     YEAR           YEAR          FIVE MONTHS           PERIOD
                                                                     ENDED          ENDED            ENDED              ENDED
                                                                    MAY 31,        MAY 31,          MAY 31,          DECEMBER 31,
                                                                     2003           2002            2001(1)            2000(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                     $           11.16          14.63           19.16               22.57
 Income (loss) from investment operations:
 Net investment loss                                      $           -0.09          -0.17*          -0.08               -0.06
 Net realized and unrealized loss on investments          $           -0.88          -3.30           -4.45               -1.17
 Total from investment operations                         $           -0.97          -3.47           -4.53               -1.23
 Less distributions from:
 Net realized gain on investments                         $              --             --              --                2.18
 Total distributions                                      $              --             --              --                2.18
 Net asset value, end of period                           $           10.19          11.16           14.63               19.16
 TOTAL RETURN(3):                                         %           -8.69         -23.72          -23.64               -5.86
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                         $           4,886          6,563           3,071               3,264
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)           %            1.33           1.63            1.82                1.61
 Gross expenses prior to expense reimbursement(4)                      1.66           1.69            1.82                1.61
 Net investment loss after expense reimbursement(4)(5)    %           -0.98          -1.35           -1.28               -0.91
 Portfolio turnover rate                                  %             345            399             182                 188


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Class Q commenced operations on April 4, 2000.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursements to ING Investments within three years.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING MidCap Opportunities Fund       49

ING SMALLCAP OPPORTUNITIES FUND                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.


                                                                     YEAR           YEAR          FIVE MONTHS           PERIOD
                                                                     ENDED          ENDED            ENDED              ENDED
                                                                    MAY 31,        MAY 31,          MAY 31,          DECEMBER 31,
                                                                     2003           2002            2001(1)            2000(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                     $           24.07          38.81           47.20              60.86
 Income (loss) from investment operations:
 Net investment loss                                      $           -0.53          -0.51*          -0.20              -0.27
 Net realized and unrealized loss on investments          $           -5.32         -13.24           -8.19              -4.49
 Total from investment operations                         $           -5.85         -13.75           -8.39              -4.76
 Less distributions from:
 Net realized gain on investments                         $              --           0.99              --               8.90
 Total distributions                                      $              --           0.99              --               8.90
 Net asset value, end of period                           $           18.22          24.07           38.81              47.20
 TOTAL RETURN(3):                                         %          -24.30         -35.83          -17.78              -8.29
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                        $             906          3,651           2,832              2,545
 Ratios to average net assets:
 Expenses(4)                                              %            1.70           1.66            1.56               1.40
 Net investment loss(4)                                   %           -1.62          -1.62           -1.28              -1.10
 Portfolio turnover rate                                  %             357            423             104                134


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.
(2) Class Q commenced operations on April 4, 2000.

(3) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

 50      ING SmallCap Opportunities Fund

FINANCIAL HIGHLIGHTS                                ING LARGE COMPANY VALUE FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.


                                                                         YEAR ENDED        PERIOD ENDED
                                                                          MAY 31,            MAY 31,
                                                                            2003             2002(1)
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $            14.62             14.53
 Income from investment operations:
 Net investment income                                         $             0.11              0.07
 Net realized and unrealized gain (loss) on investments        $            -2.32              0.35
 Total from investment operations                              $            -2.23              0.42
 Less distributions from:
 Net realized gain from investments                            $             0.04              0.29
 Tax return of capital                                         $               --              0.04
 Total distributions                                           $             0.04              0.33
 Net asset value, end of period                                $            12.36             14.62
 TOTAL RETURN(2)                                               %           -15.15              2.80
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $               14                20
 Ratios to average net assets:
 Expenses(3)                                                   %             1.35              1.16
 Net investment income(3)                                      %             0.89              0.67
 Portfolio turnover rate                                       %              103                88


--------------------------------------------------------------------------------

(1) Class Q commenced operations on October 4, 2001.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(3) Annualized for periods less than one year.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING Large Company Value Fund       51

ING MAGNACAP FUND                                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.


                                                                    YEAR             YEAR           ELEVEN MONTHS         PERIOD
                                                                    ENDED           ENDED               ENDED             ENDED
                                                                   MAY 31,         MAY 31,             MAY 31,           JUNE 30,
                                                                    2003             2002              2001(1)           2000(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                    $          10.11            13.55              15.84             16.26
 Income from investment operations:
 Net investment income                                   $           0.08             0.09               0.07              0.05
 Net realized and unrealized loss on investments         $          -1.32            -1.52              -0.38             -0.47
 Total from investment operations                        $          -1.24            -1.43              -0.31             -0.42
 Less distributions from:
 Net investment income                                   $           0.05             0.11               0.10                --
 Net realized gain on investments                        $             --             1.90               1.88                --
 Total distributions                                     $           0.05             2.01               1.98                --
 Net asset value, end of period                          $           8.82            10.11              13.55             15.84
 TOTAL RETURN(3):                                        %         -12.27           -10.75              -2.60             -2.58
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                       $          7,431            8,495             11,184             9,928
 Ratios to average net assets:
 Expenses(4)                                             %           1.22             1.12               1.11              1.24
 Net investment income(4)                                %           0.95             0.81               0.53              0.46
 Portfolio turnover rate                                 %            110               75                 92                26


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.
(2) Class Q commenced operations on November 19, 1999.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

 52      ING MagnaCap Fund

FINANCIAL HIGHLIGHTS                                       ING MIDCAP VALUE FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.


                                                                          YEAR ENDED         PERIOD ENDED
                                                                           MAY 31,             MAY 31,
                                                                             2003              2002(1)
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $             10.28              10.52
 Income from investment operations:
 Net investment income                                         $              0.00*              0.00*
 Net realized and unrealized loss on investments               $             -1.75              -0.24
 Total from investment operations                              $             -1.75              -0.24
 Less distributions from:
 Net investment income                                         $              0.06                 --
 Net realized gains on investments                             $              0.11                 --
 Total distributions                                           $              0.17                 --
 Net asset value, end of period                                $              8.36              10.28
 TOTAL RETURN(2):                                              %            -16.62              -2.28
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $                14                 11
 Ratios to average net assets:
 Net expenses after reimbursement(3)(4)                        %              1.54               1.52
 Gross expenses prior to expense reimbursement(3)              %              1.96               2.28
 Net investment income after expense reimbursement(3)(4)       %              0.14               0.43
 Portfolio turnover rate                                       %                72                 13


--------------------------------------------------------------------------------

(1) Class Q commenced operations on April 17, 2002.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments within three years.

*  Amount represents less than $0.01 per share.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING MidCap Value Fund       53

ING SMALLCAP VALUE FUND                                     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.


                                                                          YEAR ENDED         PERIOD ENDED
                                                                           MAY 31,             MAY 31,
                                                                             2003              2002(1)
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $             10.63               11.01
 Income from investment operations:
 Net investment income                                         $              0.33                0.00*
 Net realized and unrealized loss on investments               $             -1.34               -0.38
 Total from investment operations                              $             -1.01               -0.38
 Less distributions from:
 Net realized gains on investments                             $              0.09                  --
 Total distributions                                           $              0.09                  --
 Net asset value, end of period                                $              9.53               10.63
 TOTAL RETURN(2):                                              %             -9.47               -3.45
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $                 1                   8
 Ratios to average net assets:
 Net expenses after reimbursement(3)(4)                        %              1.35                1.42
 Gross expenses prior to expense reimbursement(3)              %              1.73                2.42
 Net investment income after expense reimbursement(3)(4)       %             -0.32                0.00
 Portfolio turnover rate                                       %                54                  12


--------------------------------------------------------------------------------

(1) Class Q commenced operations on April 30, 2002.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments within three years.

*  Amount represents less than $0.01 per share.

 54      ING SmallCap Value Fund

FINANCIAL HIGHLIGHTS                                        ING CONVERTIBLE FUND
--------------------------------------------------------------------------------


For the years ended May 31, 2003, May 31, 2002, the eleven-month period ended May 31, 2001, the year ended June 30, 2000 and the three-month period ended June 30, 1999, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. For all periods ended prior to June 30, 1999, the financial information was audited by other independent auditors.



                                                                                     ELEVEN                  THREE
                                                                YEAR       YEAR      MONTHS       YEAR       MONTHS       YEAR
                                                                ENDED      ENDED      ENDED      ENDED       ENDED        ENDED
                                                               MAY 31,    MAY 31,    MAY 31,    JUNE 30,    JUNE 30,    MARCH 31,
                                                                2003       2002      2001(1)      2000      1999(2)       1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                    $      14.91      17.37      26.85       22.51       21.22       18.47
 Income from investment operations:
 Net investment income                                   $       0.41       0.36       0.59        0.44        0.09        0.43
 Net realized and unrealized gain (loss) on
 investments                                             $       0.76      -2.28      -4.84        7.82        1.31        3.09
 Total from investment operations                        $       1.17      -1.92      -4.25        8.26        1.40        3.52
 Less distributions from:
 Net investment income                                   $       0.34       0.45       0.53        0.35        0.11        0.46
 Net realized gain on investments                        $         --       0.09       4.70        3.57          --        0.31
 Total distributions                                     $       0.34       0.54       5.23        3.92        0.11        0.77
 Net asset value, end of period                          $      15.74      14.91      17.37       26.85       22.51       21.22
 TOTAL RETURN(3):                                        %       8.11     -11.12     -17.50       40.36        6.62       19.66
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                       $      4,030      8,626     29,629      56,165      17,537       8,741
 Ratio to average net assets:
 Net expenses after expense
 reimbursement/recoupment(4)(5)                          %       1.36       1.19       1.15        1.25        1.23        1.23
 Gross expenses prior to expense
 reimbursement/recoupment(4)                             %       1.36       1.19       1.14        1.25        1.23        1.35
 Net investment income after expense
 reimbursement/recoupment(4)(5)                          %       2.78       2.23       2.47        1.88        2.04        2.37
 Portfolio turnover rate                                 %         97        100        145         129          28         138


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Effective May 24, 1999, ING Investments became the Adviser of the Fund and the Fund changed its year end to June 30.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments within three years.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   ING Convertible Fund       55

ING EQUITY AND BOND FUND                                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


For the years ended May 31, 2003, May 31, 2002, the eleven-month period ended May 31, 2001, the year ended June 30, 2000 and the three-month period ended June 30, 1999, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. For all periods ended prior to June 30, 1999, the financial information was audited by other independent auditors.



                                                                                     ELEVEN                  THREE
                                                                YEAR       YEAR      MONTHS       YEAR       MONTHS       YEAR
                                                                ENDED      ENDED      ENDED      ENDED       ENDED        ENDED
                                                               MAY 31,    MAY 31,    MAY 31,    JUNE 30,    JUNE 30,    MARCH 31,
                                                                2003       2002      2001(1)      2000      1999(2)       1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                    $      11.98      13.23      14.94       19.04       18.85       18.48
 Income from investment operations:
 Net investment income                                   $       0.28       0.42       0.44        0.54        0.11        0.44
 Net realized and unrealized gain (loss) on
 investments                                             $      -0.38      -1.15      -0.54       -0.57        0.16        2.50
 Total from investment operations                        $      -0.10      -0.73      -0.10       -0.03        0.27        2.94
 Less distributions from:
 Net investment income                                   $       0.25       0.47       0.47        0.40        0.08        0.50
 Net realized gains on investments                       $         --       0.05       1.14        3.67          --        2.07
 Total distributions                                     $       0.25       0.52       1.61        4.07        0.08        2.57
 Net asset value, end of period                          $      11.63      11.98      13.23       14.94       19.04       18.85
 TOTAL RETURN(3):                                        %      -0.61      -5.53      -0.70       -0.60        1.44       17.49
RATIO/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                       $        222        191        373         230         190         176
 Ratio to average net assets:
 Net expenses after expense reimbursement(4)(5)          %       1.50       1.40       1.25        1.30        1.25        1.25
 Gross expenses prior to expense reimbursement(4)        %       1.61       1.40       1.46        1.51        1.51        1.63
 Net investment income after expense
 reimbursement(4)(5)                                     %       2.70       3.31       3.61        3.36        2.30        2.41
 Portfolio turnover rate                                 %        129        145         76         173          63         165


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Effective May 24, 1999, ING Investments became the Adviser of the Fund and the Fund changed its year end to June 30.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments within three years.

 56      ING Equity and Bond Fund

FINANCIAL HIGHLIGHTS                                        ING REAL ESTATE FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. For the year ended May 31, 2003 and the year ended October 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. For all years ended prior to October 31, 2002, the financial information was audited by other independent auditors.


                                                                                              CLASS I
                                                                     ---------------------------------------------------------
                                                                      YEAR
                                                                      ENDED                 YEAR ENDED OCTOBER 31,
                                                                     MAY 31,    ----------------------------------------------
                                                                     2003(1)     2002      2001      2000      1999      1998
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       9.98       9.77      9.57      8.24      9.10     11.49
 Income from investment operations:
 Net investment income                                         $       0.20       0.74      0.50      0.69      0.49      0.35
 Net realized and unrealized gain (loss) on investments        $       1.47       0.09      0.27      1.21     -0.80     -1.85
 Total from investment operations                              $       1.67       0.83      0.77      1.90     -0.31     -1.50
 Less distributions from:
 Net investment income                                         $       0.20       0.62      0.57      0.57      0.55      0.40
 Capital Gains                                                           --         --        --        --        --      0.49
 Total distributions                                           $       0.20       0.62      0.57      0.57      0.55      0.89
 Net asset value, end of period                                $      11.45       9.98      9.77      9.57      8.24      9.10
 TOTAL RETURN(2)                                               %      16.95       8.06      7.88     23.78     -3.70    -14.16
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     125,645    97,331    76,188    64,447    55,968    55,617
 Ratio to average net assets:
 Net expenses after expense reimbursement(3)(4)                %       1.00       0.98      1.00      1.00      1.00      1.00
 Gross expenses prior to expense reimbursement(3)              %       1.19       0.98      1.03      1.05      1.11      1.17
 Net investment income after expense reimbursement(3)(4)       %       4.26       4.49      4.84      5.71      5.37      3.29
 Portfolio turnover rate                                       %         62        106        77        93        67        74


--------------------------------------------------------------------------------

(1) On November 4, 2002, pursuant to an Agreement and Plan of Reorganization dated August 20, 2002, all of the assets and liabilities of the CRA Realty Shares Portfolio were transferred to the newly created ING Real Estate Fund in exchange for shares of the ING Real Estate Fund. The financial highlight information presented for periods prior to November 4, 2002 reflects the activity of the CRA Realty Shares Portfolio. The ING Real Estate Fund has adopted a fiscal year end of May 31.

(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.


(4) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments within three years.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   ING Real Estate Fund       57

In addition to the Funds offered in this Prospectus, the Distributor also offers Class Q shares of the funds listed below. Before investing in a fund, shareholders should carefully review the fund's Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.


GLOBAL/INTERNATIONAL EQUITY FUNDS
ING Emerging Countries Fund
ING Foreign Fund
ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING International Fund
ING International SmallCap Growth Fund
ING Worldwide Growth Fund

FIXED INCOME FUNDS
ING GNMA Income Fund
ING High Yield Opportunity Fund
ING Strategic Bond Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the independent auditors' reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains more detailed information about the Funds. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange Commission
(SEC).


Please write or call for a free copy of the current
Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Public Reference Section
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the following Funds' SEC file number for the:


ING Equity Trust                     811-8817
  ING Growth Opportunities Fund
  ING LargeCap Growth Fund
  ING MidCap Opportunities Fund
  ING SmallCap Opportunities Fund
  ING Large Company Value Fund
  ING MidCap Value Fund
  ING SmallCap Value Fund
  ING Convertible Fund
  ING Equity and Bond Fund
  ING Real Estate Fund
ING Investment Funds, Inc.           811-1939
  ING MagnaCap Fund
ING Mayflower Trust                  811-7978
  ING Growth + Value Fund



   [ING FUNDS LOGO]                                  DEQPROS0903-093003

       PROSPECTUS

[ABACUS PHOTO]

       September 30, 2003


       Class I
                                                 DOMESTIC EQUITY GROWTH FUNDS
                                                 ING Growth Opportunities Fund
                                                 ING LargeCap Growth Fund
                                                 ING MidCap Opportunities Fund
                                                 ING SmallCap Opportunities Fund
                                                 ING Disciplined LargeCap Fund

                                                 DOMESTIC EQUITY VALUE FUNDS
                                                 ING MagnaCap Fund
                                                 ING MidCap Value Fund
                                                 ING SmallCap Value Fund

                                                 DOMESTIC EQUITY AND INCOME FUND
                                                 ING Real Estate Fund


       This Prospectus contains important information about investing in Class I shares of certain ING Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their objectives. As with all mutual funds, the U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.


                                                           [ING FUNDS LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT
         STRATEGY



[SCALE GRAPHIC]
          RISKS



[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST



This Prospectus describes each Fund's objective, investment strategy, and risks.

You'll also find:

HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).

WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.


    Introduction to the ING Funds                            1
    FUNDS AT A GLANCE                                        2
    DOMESTIC EQUITY GROWTH FUNDS
    ING Growth Opportunities Fund                            4
    ING LargeCap Growth Fund                                 6
    ING MidCap Opportunities Fund                            8
    ING SmallCap Opportunities Fund                         10
    ING Disciplined LargeCap Fund (formerly ING
      Research Enhanced Index Fund)                         12
    DOMESTIC EQUITY VALUE FUNDS
    ING MagnaCap Fund                                       14
    ING MidCap Value Fund                                   16
    ING SmallCap Value Fund                                 18
    DOMESTIC EQUITY AND INCOME FUND
    ING Real Estate Fund                                    20



    WHAT YOU PAY TO INVEST                                  22
    SHAREHOLDER GUIDE                                       24
    MANAGEMENT OF THE FUNDS                                 28
    DIVIDENDS, DISTRIBUTIONS AND TAXES                      34
    MORE INFORMATION ABOUT RISKS                            35
    FINANCIAL HIGHLIGHTS                                    39
    WHERE TO GO FOR MORE INFORMATION                Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   INTRODUCTION TO THE ING FUNDS
--------------------------------------------------------------------------------

 Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.
                               [TELEPHONE GRAPHIC]
 If you have any questions about the ING Funds, please call your financial consultant or us at 1-800-992-0180.

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

DOMESTIC EQUITY GROWTH FUNDS

  ING's Domestic Equity Growth Funds seek long-term growth.

  They may suit you if you:

  - are investing for the long-term -- at least several years; and
  - are willing to accept higher risk in exchange for the potential for long-term growth.

DOMESTIC EQUITY VALUE FUNDS

  ING's Domestic Equity Value Funds seek capital appreciation.

  They may suit you if you:

  - are investing for the long-term -- at least several years; and
  - are willing to accept risk in exchange for the potential for long-term capital appreciation.

DOMESTIC EQUITY AND INCOME FUNDS

  ING's Domestic Equity and Income Funds seek income and growth of capital.

  They may suit you if you:

  - want both regular income and the potential for capital appreciation; and
  - are looking for growth potential, but don't feel comfortable with the level of risk associated with the Domestic Equity Growth or Domestic Equity Value Funds.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           Introduction to the ING Funds       1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, strategies and risks, which begin on page 4.

                  FUND                                                   INVESTMENT OBJECTIVE
                  -------------------------------------------------------------------------------------
DOMESTIC          ING Growth Opportunities Fund                          Long-term growth of capital
EQUITY GROWTH     Adviser: ING Investments, LLC
FUNDS             Sub-Adviser: Aeltus Investment Management, Inc.

                  ING LargeCap Growth Fund                               Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Wellington Management Company, LLP

                  ING MidCap Opportunities Fund                          Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.

                  ING SmallCap Opportunities Fund                        Capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.

                  ING Disciplined LargeCap Fund                          Capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.

DOMESTIC          ING MagnaCap Fund                                      Growth of capital, with
EQUITY VALUE      Adviser: ING Investments, LLC                          dividend income as a secondary
FUNDS             Sub-Adviser: Aeltus Investment Management, Inc.        consideration

                  ING MidCap Value Fund                                  Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Brandes Investment Partners, LLC

                  ING SmallCap Value Fund                                Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Brandes Investment Partners, LLC

DOMESTIC          ING Real Estate Fund                                   Total return
EQUITY AND        Adviser: ING Investments, LLC
INCOME FUND       Sub-Adviser: Clarion CRA Securities, L.P.

 2     Funds at a Glance

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------

MAIN INVESTMENTS                                          MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------
Equity securities of large-cap, mid-cap or                Price volatility and other risks that accompany an
small-cap U.S. companies believed to have growth          investment in growth-oriented equity securities.
potential.

Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to have growth potential.                                 investment in growth-oriented equity securities.

Equity securities of mid-sized U.S. companies             Price volatility and other risks that accompany an
believed to have growth potential.                        investment in equity securities of growth-oriented and
                                                          mid-sized companies. Particularly sensitive to price swings during periods of economic uncertainty.

Equity securities of smaller, lesser-known U.S.           Price volatility and other risks that accompany an
companies believed to have growth potential.              investment in equity securities of growth-oriented and
                                                          small-sized companies. Particularly sensitive to price
                                                          swings during periods of economic uncertainty.

Equity securities of large companies included in          Price volatility and other risks that accompany an
the S&P 500 Index.                                        investment in equity securities.

Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to be undervalued compared to the overall stock           investment in equity securities.
market.

Equity securities of U.S. Issuers with market             Price volatility and other risks that accompany an
capitalizations between $1 billion and $5 billion         investment in equity securities of mid-sized companies.
believed to be priced below their long-term value.

Equity securities of U.S. Issuers with market             Price volatility and other risks that accompany an
capitalizations of $1.5 billion or less believed to       investment in equity securities of small-sized companies.
be priced below their long-term value.

Common and preferred stocks of U.S. real estate           Price volatility and other risks that accompany an
investment trusts (REITs) and real estate                 investment in real estate equities and volatility due to
companies.                                                non-diversification of investments. Subject to risks similar to those associated with the direct ownership of real
                                                          estate.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       Funds at a Glance       3

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING GROWTH OPPORTUNITIES FUND                                               Inc.
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
This Fund seeks long-term growth of capital. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund invests primarily in common stock of U.S. companies that the Sub-Adviser believes have above average prospects for growth.

Under normal market conditions, the Fund invests at least 65% of its total assets in securities purchased on the basis of the potential for capital appreciation. These securities may be from large-cap, mid-cap or small-cap companies.

The Sub-Adviser uses a disciplined combination of quantitative screens and bottom-up fundamental security analysis to build a broadly diversified portfolio of companies the Sub-Adviser believes will have improving bottom lines, with reasonable valuation, whose stocks demonstrate relative strength. The focus of company analysis is upon the prospects for continuing bottom-line growth, balance sheet strength, and cash flow characteristics. A proprietary measure is used to determine relative stock price strength. A determination of reasonable valuation for individual securities is based on the judgment of the Sub-Adviser.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising. The most frequent reason to sell a security is likely to be that the Sub-Adviser believes a company's bottom line results or prospects have been changed.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the Sub-Adviser feels have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund may invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transactions costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 4      ING Growth Opportunities Fund

                                                   ING GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                              24.06    93.86   -18.74   -41.73   -32.87

(1) These figures are for the year ended December 31 of each year.

            Best and worst quarterly performance during this period:
                     4th quarter 1999:  39.11 %
                     1st quarter  2001: -31.25%
             Fund's year-to-date total return as of June 30, 2003:
                                     14.13%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Russell MidCap Growth Index, the Russell MidCap Index and the Russell 3000 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                        10 YEARS
                                                                             5 YEARS    (OR LIFE
                                                                            (OR LIFE       OF
                                                                   1 YEAR   OF CLASS)   CLASS)(1)
Class I Return Before Taxes                                     %  -32.87     -5.23       -0.89
Class I Return After Taxes on Distributions                     %  -32.87     -7.59       -3.17
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %  -20.18     -3.34        0.02
Russell MidCap Growth Index (reflects no deduction for fees,
  expenses or taxes)(2)(3)                                      %  -27.41     -1.82        2.62(6)
Russell MidCap Index (reflects no deduction for fees,
  expenses or taxes)(4)                                         %  -16.18      2.19        6.67(6)
Russell 3000 Index (reflects no deduction for fees, expenses
  or taxes)(5)                                                  %  -21.54     -0.71        4.11(6)


(1) Class I commenced operations on March 31, 1997.


(2) The Russell MidCap Growth Index tracks those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values, which more closely tracks the types of securities in which the Fund invests than the Russell 3000 Index.



(3) The Russell MidCap Growth Index measures the performance of those companies included in the Russell MidCap Index with relatively higher price-to-book ratios and higher forecasted growth values.



(4) The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index.



(5) The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalizations.


(6) Index return is for the period beginning April 1, 1997.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING Growth Opportunities Fund       5

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                  Wellington Management Company,
ING LARGECAP GROWTH FUND                                                     LLP
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund normally invests at least 80% of its assets in equity securities of large U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The equity securities in which the Fund may invest include common stock, convertible securities, rights, warrants and exchange traded index funds (ETFs).


The Fund invests in the stocks of successful, large, growing companies. The Sub-Adviser considers a company to be large if its market capitalization corresponds at the time of purchase to the upper 90% of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The market capitalization of what the Sub-Adviser considers to be large companies will change with market conditions. As of June 30, 2003, this meant a market capitalization of at least $2.12 billion. Capitalization of companies in the S&P 500 Index will change with market conditions. The Fund's investment strategy is based on an assumption that stock prices over time follow earnings and companies that can sustain above average growth in earnings will outperform the growth indices and, long term, the market overall. However, markets often overreact to near term events and extrapolate recent experience into the current stock price. In this context, successful growth investing requires in-depth fundamental research in order to differentiate sustainable growth from short-lived events. This fundamental research is then combined with a rigorous price discipline.


Using a unique valuation measure in each industry, the Sub-Adviser ranks each stock based on its upside return potential relative to its down side risk. The Sub-Adviser typically purchases companies that rank in the top 25% based on this measure and sells the stocks when they fall below median.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The Fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the Sub-Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style.


MARKET TRENDS -- from time to time, the stock market may not favor the large company, growth-oriented securities in which the Fund invests. Rather, the market could favor value stocks or small company stocks, or may not favor equities at all.


RISK OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; and foreign controls on investment. These factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. markets.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security and the risk of loss due to changes in interest rates, the use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

EXCHANGE TRADED INDEX FUNDS -- ETF's present risks similar to those of an investment in the underlying securities held by the ETF. Because ETF's trade on an exchange, they may not trade at net asset value (NAV). Sometimes, the prices of ETF's may vary significantly from the ETF's underlying NAVs. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund will receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

 6      ING LargeCap Growth Fund

                                                        ING LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                              59.45    96.41   -19.12   -38.42   -36.41

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Because Class I shares did not have a full year's performance during the year ended December 31, 2002, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class I and Class A shares have different expenses.

(3) ING Investments, LLC ("ING" or "ING Investments") has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser. The Fund was directly managed by ING Investments from October 1, 2000 to June 2, 2003. Wellington Management Company, LLP became the Sub-Adviser to the Fund on June 2, 2003.

            Best and worst quarterly performance during this period:
                     4th quarter 1999:   45.04%
                      1st quarter 2001: -27.94%
         Fund's year-to-date Class A total return as of June 30, 2003:
                                     16.42%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Russell 1000 Growth Index and the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other classes will vary.



                                                                                            10 YEARS
                                                                   1 YEAR   5 YEARS   (OR LIFE OF CLASS)(2)
Class A Return Before Taxes(3)                                  %  -40.07    -1.34             0.09
Class A Return After Taxes on Distributions(3)                  %  -40.07    -1.72            -0.27
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(3)                                                     %  -24.60    -1.10             0.04
Russell 1000 Growth Index (reflects no deduction for fees,
  expenses or taxes)(4)                                         %  -27.88    -3.84            -1.95(6)
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %  -22.10    -0.59            -0.10(6)


(1) This table shows performance of the Class A shares of the Fund because Class I shares of the Fund did not have a full year's performance during the year ended December 31, 2002. See footnote (2) to the bar chart above.

(2) Class A commenced operations on July 21, 1997. Class I commenced operations on January 8, 2002.

(3) Reflects deduction of sales charge of 5.75%.

(4) The Russell 1000 Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth.

(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(6) Index return is for the period beginning August 1, 1997.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                ING LargeCap Growth Fund       7

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING MIDCAP OPPORTUNITIES FUND                                               Inc.
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
This Fund seeks long-term capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in the common stocks of mid-sized U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund normally invests in companies that the Sub-Adviser believes have above average prospects for growth. For this Fund, mid-sized companies are companies with market capitalizations that fall within the range of companies in the Russell MidCap Growth Index. The market capitalization range will change with market conditions as the range of the companies included in the Russell MidCap Growth Index changes. The market capitalization of companies held by the Fund as of June 30, 2003 ranged from $1.0 million to $10.7 billion.


The Sub-Adviser uses a disciplined combination of quantitative screens and bottom-up fundamental security analysis to build a broadly diversified portfolio of companies the Sub-Adviser believes will have improving bottom lines, with reasonable valuation, whose stocks demonstrate relative strength. The focus of company analysis is upon the prospects for continuing bottom-line growth, balance sheet strength, and cash flow characteristics. A proprietary measure is used to determine relative stock price strength. A determination of reasonable valuation for individual securities is based on the judgment of the Sub-Adviser.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising. The most frequent reason to sell a security is likely to be that the Sub-Adviser believes a company's bottom line results or prospects have been changed.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the Sub-Adviser feels have the potential for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in mid-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the mid-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large or small company stocks, or may not favor equities at all.


The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999. There can be no assurance that these factors will be repeated.


INABILITY TO SELL SECURITIES -- securities of mid-sized companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore lose the opportunity to sell the securities at a desirable price.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transactions costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 8      ING MidCap Opportunities Fund

                                                   ING MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                      103.19    0.08    -36.81   -27.61

       (1) These figures are for the year ended December 31 of each year.

            Best and worst quarterly performance during this period:
                           4th quarter 1999:  45.04%
                           3rd quarter 2001: -30.43%
             Fund's year-to-date total return as of June 30, 2003:
                                     18.05%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Russell MidCap Growth Index and the Russell MidCap Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                              5 YEARS      10 YEARS
                                                                              (OR LIFE     (OR LIFE
                                                                   1 YEAR   OF CLASS)(1)   OF CLASS)
Class I Return Before Taxes                                     %  -27.61       4.43          N/A
Class I Return After Taxes on Distributions                     %  -27.61       1.85          N/A
Class I Return After Taxes on Distributions and Sale of Fund    %
  Shares                                                           -16.95       3.17          N/A
Russell MidCap Growth Index (reflects no deduction for fees,    %
  expenses or taxes)(3)                                            -27.41       1.20(4)       N/A
Russell MidCap Index (reflects no deduction for fees,           %
  expenses or taxes)(2)                                            -16.18       5.80(4)       N/A


(1) Class I commenced operations on August 20, 1998.


(2) The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index.



(3) The Russell MidCap Growth Index is an unmanaged index that measures the performance of those companies included in the Russell MidCap Index with relatively higher price-to-book ratio and higher forecasted growth values.



(4) Index return is for the period beginning September 1, 1998.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING MidCap Opportunities Fund       9

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING SMALLCAP OPPORTUNITIES FUND                                             Inc.
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
This Fund seeks capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in the common stock of smaller, lesser-known U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund normally invests in companies that the Sub-Adviser believes have above average prospects for growth. For this Fund, smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000 Growth Index, which is an index that measures the performance of small growth companies. The market capitalization range will change with market conditions as the range of the companies included in the Russell 2000 Growth Index changes. The market capitalization of companies held by the Fund as of June 30, 2003 ranged from $29 million to $1.7 billion.


The Sub-Adviser uses a disciplined combination of quantitative screens and bottom-up fundamental security analysis to build a broadly diversified portfolio of companies the Sub-Adviser believes will have improving bottom lines, with reasonable valuation, whose stocks demonstrate relative strength. The focus of company analysis is upon the prospects for continuing bottom-line growth, balance sheet strength, and cash flow characteristics. A proprietary measure is used to determine relative stock price strength. A determination of reasonable valuation for individual securities is based on the judgment of the Sub-Adviser.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising. The most frequent reason to sell a security is likely to be that the Sub-Adviser believes a company's bottom line results or prospects have been changed.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the Sub-Adviser feels have above average prospects for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in smaller companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the small-sized growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large company stocks, or may not favor equities at all.


The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999. There can be no assurance that these factors will be repeated.


INABILITY TO SELL SECURITIES -- securities of smaller companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transactions costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 10      ING SmallCap Opportunities Fund

                                                 ING SMALLCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                                -5.21   -33.91   -45.25

(1) These figures are for the year ended December 31 of each year.

            Best and worst quarterly performance during this period:
                           4th quarter 2001:  17.06%
                           3rd quarter 2001: -30.21%
             Fund's year-to-date total return as of June 30, 2003:
                                     13.43%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Russell 2000 Growth Index and the Russell 2000 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                5 YEARS      10 YEARS
                                                                                (OR LIFE     (OR LIFE
                                                                    1 YEAR    OF CLASS)(1)   OF CLASS)
Class I Return Before Taxes                                     %   -45.25        -6.70         N/A
Class I Return After Taxes on Distributions                     %   -45.25        -9.87         N/A
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %   -27.78        -5.17         N/A
Russell 2000 Growth Index (reflects no deduction for fees,
  expenses or taxes)(3)                                         %   -30.26        -8.57(4)      N/A
Russell 2000 Index (reflects no deduction for fees, expenses
  or taxes)(2)                                                  %   -20.48         0.35(4)      N/A


(1) Class I commenced operations on April 1, 1999.


(2) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.


(3) The Russell 2000 Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater-than-average growth orientation.



(4) Index return is for the period beginning April 1, 1999.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                        ING SmallCap Opportunities Fund       11

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING DISCIPLINED LARGECAP FUND                                               Inc.
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund normally invests at least 80% of its total assets in common stocks included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.


In managing the Fund, the Sub-Adviser attempts to achieve the Fund's investment objective by overweighting those stocks in the S&P 500 Index that it believes will outperform the index, and underweighting (or avoiding altogether) those stocks that it believes will underperform the index. The market capitalization of those stocks that the Sub-Adviser believes will outperform the S&P 500 Index will change with market conditions. As of June 30, 2003, this meant the Sub-Adviser targeted companies with a market capitalization of at least $414 million. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria such as the financial strength of each company and its potential for strong, sustained earnings growth. The Sub-Adviser expects that there will be a correlation between the performance of the Fund and that of the S&P 500 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield), which approximate those of the S&P 500 Index.


The Fund may also invest in certain higher-risk investments, including derivatives (generally, these investments will be limited to S&P 500 Index futures and or options on futures of the S&P 500 Index).

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The Sub-Adviser tries to remain fully invested in companies included in the S&P 500 Index, and generally do not change this strategy even temporarily, which could make the Fund more susceptible to poor market conditions.

MARKET TRENDS -- from time to time, the stock market may not favor the large company, growth-oriented securities in which the Fund invests. Rather, the market could favor value stocks or small company stocks, or may not favor equities at all.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 12      ING Disciplined LargeCap Fund

                                                   ING DISCIPLINED LARGECAP FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                       18.99   -11.83   -12.07   -22.06

(1) These figures are for the year ended December 31 of each year.

(2) Prior to August 1, 2001, the Fund was managed by a different sub-adviser.

(3) Effective June 1, 2003, the Fund changed its name to ING Disciplined LargeCap Fund. Prior to June 1, 2003, the name of the Fund was ING Research Enhanced Index Fund.

            Best and worst quarterly performance during this period:
                     4th quarter 1999:  12.47%
                     3rd quarter 2002: -17.48%
   Fund's year-to-date total return as of June 30, 2003:
                                10.14%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %  -22.06           -7.90                  N/A
Class I Return After Taxes on Distributions                     %  -22.06           -8.01                  N/A
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %  -13.55           -6.18                  N/A
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(2)                                                     %  -22.10           -6.78(3)               N/A

(1) Class I commenced operations on December 30, 1998.

(2) The S&P 500 index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(3) Index return is for the period beginning January 1, 1999.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING Disciplined LargeCap Fund       13

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING MAGNACAP FUND                                                           Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks growth of capital, with dividend income as a secondary consideration. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund will normally invest at least 80% of its assets in common stock of large companies. The Fund will provide shareholders with at least 60 day's prior notice of any change in this investment policy.


Large companies are those included in the 500 largest U.S. companies, as measured by total revenues, net assets, cash flow or earnings, or the 1000 largest companies as measured by equity market capitalization. The market capitalization of what the Sub-Adviser considers to be large companies will change with market conditions. As of June 30, 2003, this meant a market capitalization of at least $2.0 billion.


The Fund normally invests in companies that the Sub-Adviser, using a disciplined value approach, considers to be undervalued compared to the overall stock market. Among the criteria the Sub-Adviser will consider are whether a company has increased dividends or had the financial capability to have increased dividends over the past 10 years. The Sub-Adviser also analyzes candidates for investment for some catalyst or vector of change that may lead to an increase in the share price.


The equity securities in which the Fund may invest include common stocks, convertible securities, and rights or warrants. The fund may invest the remaining 20% of its assets in other types of securities including foreign securities and smaller companies. Although the Fund normally will be invested as fully as practicable in equity securities, assets that are not invested in equity securities may be invested in high quality debt securities.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

MARKET TRENDS -- from time to time, the stock market may not favor the value securities that meet the Fund's disciplined investment criteria. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

CONVERTIBLE AND DEBT SECURITIES -- the value of convertible and debt securities may fall when interest rates rise. Convertible and debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible and debt securities with shorter maturities. The Fund could lose money if the issuer of a convertible and debt security is unable to meet its financial obligations or goes bankrupt.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

 14      ING MagnaCap Fund

                                                               ING MAGNACAP FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
9.25      4.15     35.22    18.51    27.73    16.09    12.20    1.23    -14.46   -23.82

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Because Class I shares did not have a full year's performance during the year ended December 31, 2002, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class I and Class A shares have different expenses.
(3) Effective September 30, 2003, ING MagnaCap Fund changed its investment strategies. Prior to this date, the investment strategies for the Fund were different, although attractive valuation characteristics were part of the prior strategy. In particular, under the former investment strategy, at least 80% of the Fund's assets were invested in companies that met three criteria: (1) attractive valuation characteristics; (2) a strong balance sheet; and (3) the company had increased its dividends or had the capability to have increased its dividends over the past 10 years.

            Best and worst quarterly performance during this period:
                           4th quarter 1998:  18.93%
                           3rd quarter 2002: -24.28%
         Fund's year-to-date Class A total return as of June 30, 2003:
                                     11.80%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Russell 1000 Value Index, the Russell 1000 Index and the Standard & Poor's Barra Value Index (S&P Barra Value Index). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other classes will vary.



                                                                        1 YEAR      5 YEARS      10 YEARS
Class A Return Before Taxes(2)                                   %      -28.18       -4.13         6.55
Class A Return After Taxes on Distributions(2)                   %      -28.28       -6.11         3.70
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                      %      -17.30       -2.78         5.07
Russell 1000 Value Index (reflects no deduction for fees,
  expenses or taxes)(3)(4)                                       %      -15.52        1.16        10.81(7)
Russell 1000 Index (reflects no deduction for fees, expenses
  or taxes)(5)                                                   %      -21.65        0.58         9.18(7)
S&P Barra Value Index (reflects no deduction for fees,
  expenses or taxes)(6)                                          %      -20.86       -0.85         9.39(7)


(1) This table shows the performance of Class A shares of the Fund because Class I shares of the Fund did not have a full year's performance during the year ended December 31, 2002. See footnote (2) to the bar chart above.

(2) Reflects deduction of a sales charge of 5.75%.


(3) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, which more closely tracks the types of securities in which the Fund invests than the S&P Barra Value Index.



(4) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.



(5) The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.



(6) The S&P Barra Value Index is a capitalization weighted index of all stocks in the S&P 500 Index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization in the S&P 500 Index is in the S&P Barra Value Index.



(7) Index return is for Class A for the 10 year period ended December 31, 2002.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      ING MagnaCap Fund       15

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING MIDCAP VALUE FUND                           Brandes Investment Partners, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks long-term capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of U.S. issuers with equity market capitalizations greater than $1 billion but no greater than $5 billion at the time of purchase. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Sub-Adviser applies the technique of "value investing" by seeking stocks that its research indicates are priced below their long-term value.

The equity securities in which the Fund may invest include common and preferred stocks, warrants and convertible securities.

The Fund may typically invest up to the greater of:

- 20% of its assets in any particular industry at the time of purchase, or

- 150% of the weighting of such industry as represented in the Russell MidCap Index at the time of purchase, as long as the Fund meets any industry concentration or diversification requirements under the Investment Company Act of 1940.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in mid-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the mid-cap value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or large or small company stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of mid-sized companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

 16      ING MidCap Value Fund

                                                           ING MIDCAP VALUE FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 Since the ING MidCap Value Fund has not had a full year of operations as of December 31, 2002, there is no performance information included in this Prospectus.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING MidCap Value Fund       17

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING SMALLCAP VALUE FUND                         Brandes Investment Partners, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks long-term capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of U.S. issuers with equity market capitalizations of $1.5 billion or less at the time of purchase. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Sub-Adviser applies the technique of "value investing" by seeking stocks that its research indicates are priced below their long-term value.

The equity securities in which the Fund may invest include common and preferred stocks, warrants and convertible securities.

The Fund may typically invest up to the greater of:

- 20% of its assets in any particular industry at the time of purchase, or
- 150% of the weighting of such industry as represented in the Russell 2000 Index at the time of purchase, as long as the Fund meets any industry concentration or diversification requirements under the Investment Company Act of 1940.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in small companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the small-cap value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or large company stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of smaller companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

 18      ING SmallCap Value Fund

                                                         ING SMALLCAP VALUE FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 Since the ING SmallCap Value Fund has not had a full year of operations as of December 31, 2002, there is no performance information included in this Prospectus.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                ING SmallCap Value Fund       19

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING REAL ESTATE FUND                                Clarion CRA Securities, L.P.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

This Fund seeks total return. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Fund invests at least 80% of its assets in common and preferred stocks of U.S. real estate investment trusts (REITs) and real estate companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

For this Fund, real estate companies consist of companies that are principally engaged in the real estate industry. A company shall be considered to be "principally engaged" in the real estate industry if: (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate; or
(ii) it has at least 50% of the fair market value of its assets invested in residential, commercial, or industrial real estate. Companies principally engaged in the real estate industry may include REITs, master limited partnerships, real estate owners, real estate managers, real estate brokers, and real estate dealers.

The Sub-Adviser focuses on investments that generally provide income and also have the potential for long-term capital appreciation. The Sub-Adviser uses systematic, top-down research to evaluate property market conditions and trends to judge which market sectors offer potentially attractive returns. The Sub-Adviser uses proprietary analytical techniques to identify the securities which it believes will provide above-average cash flow yield and growth. Companies are evaluated for purchase and sale using several different qualitative and quantitative factors such as valuation, capital structure, and management and strategy. The Sub-Adviser will sell a security when it no longer meets these criteria.

The Fund's investment approach, with its emphasis on investments in companies primarily engaged in the real estate industry, is expected to produce a total return that is closely tied to the performance of the market for publicly traded real estate companies, including REITs, which is a narrow segment of the overall U.S. stock market.

The Sub-Adviser may invest in companies with any market capitalization; however, the Sub-Adviser will generally not invest in companies with market capitalizations of less than $100 million at the time of purchase.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

The Fund may invest in small-and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and many are dependent on a few key managers.

The Fund's performance will be affected if the Sub-Adviser makes an inaccurate assessment of economic conditions and investment opportunities, and chooses growth companies that do not grow as quickly as hoped, or value companies that continue to be undervalued by the market.

MARKET TRENDS -- from time to time, the stock market may not favor the securities in which the Fund invests. Rather, the market could favor stocks in industries to which the Fund is not exposed, or may not favor equities at all.

NON-DIVERSIFICATION RISKS -- the Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's assets may be invested in a single company.

RISK OF CONCENTRATION -- because the Fund's investments are concentrated in the real estate industry, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated. If real estate securities as a group fall out of favor, the Fund could underperform funds that focus on other types of companies.

REAL ESTATE RISK -- investments in issuers that are principally engaged in real estate, including REITs, may subject the Fund to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

INABILITY TO SELL SECURITIES -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

 20      ING Real Estate Fund

                                                            ING REAL ESTATE FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                     25.32   -17.75    -2.55    32.27    7.42     4.33

(1) These figures are for the year ended December 31 of each year.

(2) The figures provide performance information for Class I shares of the Fund. Performance for Class I shares of the Fund for periods prior to November 4, 2002 includes performance of a predecessor investment company which merged into the Fund on that date. For a more detailed discussion, please refer to "History of the Funds" in the SAI.
(3) Prior to November 4, 2002, Clarion CRA Securities, L.P. served as the investment adviser rather than the Sub-Adviser to the Fund.

            Best and worst quarterly performance during this period:
                            3rd quarter 1997: 13.47%
                           3rd quarter 1998: -12.77%
         Fund's year-to-date Class I total return as of June 30, 2003:
                                     13.53%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Wilshire Real Estate Securities Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                      5 YEARS                10 YEARS
                                                                   1 YEAR(1)   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)(1)
Class I Return Before Taxes                                     %    4.33              3.50                    6.86
Class I Return After Taxes on Distributions                     %    2.76              1.68                    4.79
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %    2.69              1.84                    4.50
Wilshire Real Estate Securities Index (reflects no deduction
  for fees, expenses or taxes)(2)                               %    2.64              3.45                    6.01(3)


(1) Performance for Class I shares of the Fund for periods prior to November 4, 2002 includes performance of a predecessor investment company which merged into the Fund on that date. For a more detailed discussion, please refer to "History of the Funds" in the SAI. Class I shares of the predecessor investment company commenced operations on December 31, 1996.

(2) The Wilshire Real Estate Securities Index is a market capitalization weighted index of publicly traded real estate securities, such as real estate investment trusts (REITs), real estate operating companies (REOCs) and partnerships. The index is comprised of companies whose charter is the equity ownership and operation of commercial real estate.

(3) Index return is for the period beginning January 1, 1997.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   ING Real Estate Fund       21

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]
       There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund. The tables that follow show the fees and expenses for each of the ING Funds.
FEES YOU PAY DIRECTLY

                                                                CLASS I
-----------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING
  PRICE)                                                         none
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES
  PRICE, WHICHEVER IS LESS)                                      none



OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS I


                                              DISTRIBUTION                           TOTAL
                                               AND SERVICE                           FUND            WAIVERS,
                               MANAGEMENT        (12B-1)             OTHER         OPERATING      REIMBURSEMENTS          NET
FUND                              FEE             FEES             EXPENSES        EXPENSES      AND RECOUPMENT(2)     EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 ING Growth
  Opportunities          %        0.95             --                0.48(3)         1.43                 --             1.43
 ING LargeCap Growth     %        0.75             --                0.46(3)         1.21              -0.11             1.10
 ING MidCap
  Opportunities          %        1.00             --                0.41(3)         1.41                 --             1.41
 ING SmallCap
  Opportunities          %        1.00             --                0.46(3)         1.46                 --             1.46
 ING Disciplined
  LargeCap               %        0.70             --                0.42(3)         1.12                 --             1.12
 ING MagnaCap            %        0.78             --                0.14            0.92                 --             0.92
 ING MidCap Value        %        1.00             --                0.70(3)         1.70              -0.20             1.50
 ING SmallCap Value      %        1.00             --                0.73(3)         1.73              -0.23             1.50
 ING Real Estate         %        0.70             --                0.49(3)         1.19              -0.19             1.00


--------------------------------------------------------------------------------


(1) This table shows the estimated operating expenses for each Fund as a ratio of expenses to average daily net assets. These estimated expenses are based on each Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which the Adviser has agreed for each Fund.



(2) ING Investments, LLC (ING Investments), the investment adviser to each Fund, has entered into a written expense limitation agreement with each Fund (except ING Growth Opportunities, ING SmallCap Opportunities, ING Disciplined LargeCap and ING MagnaCap Funds) under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year is shown under the heading "Waivers, Reimbursements and Recoupment." For ING LargeCap Growth, ING MidCap Opportunities, ING MidCap Value, ING SmallCap Value and ING Real Estate Funds the expense limits will continue through at least May 31, 2004. For MidCap Opportunities the expense limit will be 1.20% through December 31, 2003, effective January 1, 2004 the limit will be 1.45%. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement.



(3) ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets.


 22      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

EXAMPLES


The examples that follow are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.



FUND                                                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------------------------
 ING Growth Opportunities                                       $      146         452         782        1,713
 ING LargeCap Growth(1)                                         $      112         373         654        1,456
 ING MidCap Opportunities                                       $      144         446         771        1,691
 ING SmallCap Opportunities                                     $      149         462         797        1,746
 ING Disciplined LargeCap                                       $      114         356         617        1,363
 ING MagnaCap                                                   $       94         293         509        1,131
 ING MidCap Value(1)                                            $      153         516         904        1,992
 ING SmallCap Value(1)                                          $      153         523         917        2,022
 ING Real Estate(1)                                             $      102         359         636        1,426
-----------------------------------------------------------------------------------------------------------------



(1) The examples reflect the contractual expense limits for the one-year period and the first year of the three-, five- and ten-year periods.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       23

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

PURCHASE OF SHARES


The minimum initial investment for Class I shares is $1,000,000. Class I shares are available only to (i) certain defined benefit plans, insurance companies and foundations investing for their own account; (ii) certain wrap programs offered by broker-dealers and financial institutions; (iii) retirement plans affiliated with ING Groep N.V.; and (iv) ING Groep N.V. and its affiliates for purposes of corporate cash management.



The minimum additional investment is $100,000.


Make your investment using the table on the right.

The Funds and ING Funds Distributor, LLC (Distributor) reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. The Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $10,000.

CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Funds and the Distributor must obtain the following information for each person that opens an account:
- Name;
- Date of birth (for individuals);
- Physical residential address (although post office boxes are still permitted for mailing); and
- Social security number, taxpayer identification number, or other identifying number.
You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

EFFECTIVE OCTOBER 1, 2003, FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.

MARKET TIMERS

A Fund may restrict or refuse purchase orders and exchanges by market timers. "Market timing" is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of a Fund.


                           Initial                 Additional
     Method              Investment                Investment
 BY CONTACTING      An investment            Visit or consult an
 YOUR INVESTMENT    professional with an     investment professional.
 PROFESSIONAL       authorized firm can
                    help you establish and
                    maintain your account.

 BY MAIL            Visit or consult an      Fill out the Account
                    investment               Additions form included
                    professional. Make       on the bottom of your
                    your check payable to    account statement along
                    the ING Funds and mail   with your check payable
                    it, along with a         to the ING Funds and
                    completed Application.   mail them to the address
                    Please indicate your     on the account
                    investment               statement. Remember to
                    professional on the      write your account
                    New Account              number on the check.
                    Application.

 BY WIRE            Call the ING             Wire the funds in the
                    Operations Department    same manner described
                    at (800) 992-0180 and    under "Initial
                    select Option 4 to       Investment."
                    obtain an account
                    number and indicate
                    your investment
                    professional on the
                    account.
                    Instruct your bank to
                    wire funds to the Fund
                    in the care of:
                    State Street Bank
                    and Trust Company
                    ABA #101003621
                    Kansas City, MO
                    credit to:
                    -------------
                    (the Fund) A/C
                    #751-8315; for further
                    credit to: Shareholder
                    A/C #-----------------
                    (A/C # you received
                    over the telephone)
                    Shareholder Name:
                   ----------------------
                    (Your Name Here)
                    After wiring funds you
                    must complete the
                    Account Application
                    and send it to:
                    ING Funds
                    P.O. Box 219368
                    Kansas City, MO
                    64121-9368

 24      Shareholder Guide

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

RETIREMENT PLANS


The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company (SSB) acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.


You may redeem shares by the methods outlined in the table on the right.


Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

- Your account must have a current value of at least $250,000.

- Minimum withdrawal amount is $1,000.

- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, see the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. Each Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


        Method                         Procedures

 BY CONTACTING YOUR       You may redeem shares by contacting
 INVESTMENT               your investment professional.
 PROFESSIONAL             Investment professionals may charge
                          for their services in connection with
                          your redemption request, but neither
                          the Fund nor the Distributor imposes
                          any such charge.



 BY MAIL                  Send a written request specifying the
                          Fund name and share class, your
                          account number, the name(s) in which
                          the account is registered, and the
                          dollar value or number of shares you
                          wish to redeem to:
                          ING Funds
                          P.O. Box 219368
                          Kansas City, MO 64121-9368
                          If certificated shares have been
                          issued, the certificate must accompany
                          the written request. Corporate
                          investors and other associations must
                          have an appropriate certification on
                          file authorizing redemptions. A
                          suggested form of such certification
                          is provided on the Account
                          Application. A signature guarantee may
                          be required.


 BY TELEPHONE --          You may redeem shares by telephone on
 EXPEDITED REDEMPTION     all accounts other than retirement
                          accounts, unless you check the box on
                          the Account Application which
                          signifies that you do not wish to use
                          telephone redemptions. To redeem by
                          telephone, call a Shareholder Services
                          Representative at (800) 992-0180.

                          RECEIVING PROCEEDS BY CHECK:

                          You may have redemption proceeds (up
                          to a maximum of $100,000) mailed to an
                          address which has been on record with
                          the ING Funds for at least 30 days.

                          RECEIVING PROCEEDS BY WIRE:

                          You may have redemption proceeds
                          (subject to a minimum of $5,000) wired
                          to your pre-designated bank account.
                          You will not be able to receive
                          redemption proceeds by wire unless you
                          check the box on the Account
                          Application which signifies that you
                          wish to receive redemption proceeds by
                          wire and attach a voided check. Under
                          normal circumstances, proceeds will be
                          transmitted to your bank on the
                          business day following receipt of your
                          instructions, provided redemptions may
                          be made. In the event that share
                          certificates have been issued, you may
                          not request a wire redemption by
                          telephone.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       25

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

NET ASSET VALUE

The net asset value (NAV) per share for each class of each Fund is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The Funds are open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; Fund shares will not be priced on those days. The NAV per share of each Fund is calculated by taking the value of the Fund's assets attributable to Class I, subtracting the Fund's liabilities attributable to Class I, and dividing by the number of shares of Class I that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the NAV of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors or Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

PRICE OF SHARES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before 4:00 p.m. Eastern Time and promptly transmit the order to the Transfer Agent or Distributor.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES


You may exchange shares of a Fund for shares of the same class of any other ING Fund.


The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Funds may prohibit excessive exchanges (more than four per year). The Funds also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. You should review the prospectus of the ING Fund you intend to exchange into before exchanging your shares.

In addition to the Funds available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

 26      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $10,000, other than as a result of a decline in the NAV per share.

PRIVACY POLICY


The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.



HOUSEHOLDING



To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at
(800) 992-0180 or your financial consultant. We will begin sending you individual copies thirty days after receiving your request.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       27

MANAGEMENT OF THE FUNDS                                 ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------

ADVISER


ING INVESTMENTS, LLC (ING INVESTMENTS), an Arizona limited liability company, serves as the investment adviser to each of the Funds. ING Investments provides or oversees all investment advisory and portfolio management services for each Fund.



ING Investments is registered as an investment adviser with the SEC. ING Investments is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE:
ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees. ING Investments began investment management in April, 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.



As of June 30, 2003, ING Investments managed over $35.0 billion in assets.



ING Investments' principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.



ING Investments receives a monthly fee for its services based on the average daily net assets of each of the Funds.


The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:


FUND                                              MANAGEMENT FEE
ING Growth Opportunities                               0.95%
ING LargeCap Growth                                    0.75
ING MidCap Opportunities                               1.00
ING SmallCap Opportunities                             1.00
ING Disciplined LargeCap                               0.70
ING MagnaCap                                           0.78
ING MidCap Value                                       1.00
ING SmallCap Value                                     1.00
ING Real Estate(1)                                     0.70


(1) Prior to November 4, 2002, Clarion CRA Securities, L.P. served as the investment adviser rather than the Sub-Adviser to the Fund. Effective November 4, 2002, ING Investments became the Fund's investment adviser.

SUB-ADVISERS


ING Investments has engaged a Sub-Adviser to provide the day-to-day management for each Fund's portfolio. The Sub-Advisers have, at least in part, been selected on the basis of their successful application of a consistent, well-defined and long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of each Sub-Adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING Investments or the Board of Directors/Trustees of a Fund. In the event a sub-advisory agreement is terminated, the Sub-Adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Fund.


ING GROWTH OPPORTUNITIES FUND, ING MIDCAP OPPORTUNITIES FUND, ING SMALLCAP OPPORTUNITIES FUND, ING DISCIPLINED LARGECAP FUND AND ING MAGNACAP FUND

AELTUS INVESTMENT MANAGEMENT, INC.


Aeltus Investment Management, Inc. (ING Aeltus), a Connecticut corporation, serves as the Sub-Adviser to ING Growth Opportunities Fund, ING MidCap Opportunities Fund, ING SmallCap Opportunities Fund, ING Disciplined LargeCap Fund and ING MagnaCap Fund.


Founded in 1972, ING Aeltus is registered as an investment adviser with the SEC. ING Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING Aeltus is an indirect wholly-owned subsidiary of ING Groep N.V. and is an affiliate of ING Investments.


As of June 30, 2003, ING Aeltus managed over $41.5 billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3602.


ING GROWTH OPPORTUNITIES FUND, ING MIDCAP OPPORTUNITIES FUND AND ING SMALLCAP OPPORTUNITIES FUND


The Funds have been managed by a team of investment professionals led by Matthew
S. Price and David C. Campbell since April 2003. Matthew S. Price, Portfolio Manager, joined ING's asset management operations ("ING") as a managing director and portfolio manager in 1992. David C. Campbell, Portfolio Manager, joined ING as a managing director and portfolio manager in 1990.


ING DISCIPLINED LARGECAP FUND


The Fund (formerly the ING Research Enhanced Index Fund) has been managed by a team of investment professionals led by Hugh T.M. Whelan since August 1, 2001. Hugh T.M. Whelan, Portfolio Manager, has served as a quantitative equity analyst at ING Aeltus since 1999. Previously, Mr. Whelan was a quantitative portfolio manager in Aeltus' fixed income group, specializing in corporate securities since 1994.


ING MAGNACAP FUND

The Fund has been managed by a team of investment professionals led by William
F. Coughlin since April 2003. William F. Coughlin, Portfolio Manager, joined ING in April 2003. Prior to joining ING, Mr. Coughlin was Chief Investment Officer and a principal of Delta Capital Management LLC since 1998. Before joining Delta Capital Management LLC, he was a Managing Director at Scudder Kemper Investments, and its predecessor firm, Dreman Value Advisors.

ING LARGECAP GROWTH FUND

WELLINGTON MANAGEMENT COMPANY, LLP

Wellington Management Company, LLP (Wellington Management) serves as Sub-Adviser to the ING LargeCap Growth Fund. Wellington Management, a Massachusetts limited liability partnership, is a professional investment


 28      Management of the Funds

SUB-ADVISERS                                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of June 30, 2003, Wellington Management had over $337.5 billion in assets under management. Wellington Management's principal address is 75 State Street, Boston, Massachusetts 02109.


Andrew J. Shilling, Senior Vice President, Partner and Equity Portfolio Manager assumed the day-to-day responsibility for the Fund on June 2, 2003, Mr. Shilling has been a portfolio manager in the Growth Group and is focused on managing portfolios in the Large Capitalization Growth style since 2000. Prior to this assignment, Drew was a Global Industry Research Analyst covering the Aerospace/Defense, Electrical Equipment and Satellite industries since 1994.

PERFORMANCE OF SIMILAR LARGECAP GROWTH ACCOUNTS MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP

The tables are designed to show you how a composite of similar large-cap growth investment accounts managed by Wellington Management performed over various periods in the past.


The Wellington Management Large-Cap Growth Composite (the "Wellington Management Composite") is a composite of the performance of all actual fee-paying, fully discretionary large-cap growth accounts of at least $5 million in net assets under management managed by Wellington Management for at least one month beginning January 1, 1992. Each account in the Wellington Management Composite has investment objective, policies, strategies and risks that are substantially similar to the investment objective, policies, strategies and risks of the ING LargeCap Growth Fund.


The tables below show the returns for the Wellington Management Composite compared with the Russell 1000 Growth Index for the one-, three-, five- and ten-year (or since inception) periods ended December 31, 2002 and on an annual basis as of December 31 of each of the last 10 years. This information is designed to demonstrate the historical track record of Wellington Management. It does not indicate how the ING LargeCap Growth Fund has performed or will perform in the future. Past performance is not a guarantee of future results.



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       29

MANAGEMENT OF THE FUNDS                                             SUB-ADVISERS
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                           (AS OF DECEMBER 31, 2002)


                                                                                                             SINCE
                                                                                                           INCEPTION
                                                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS   (12/31/84)
Wellington LargeCap Growth Composite (%)                        %  -24.18   -21.06     -1.62      6.85       10.87
Russell 1000 Growth Index (%)                                   %  -27.88   -23.64     -3.84      6.71       11.34


                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)


                                                   2002     2001     2000    1999    1998    1997    1996    1995    1994    1993
Wellington LargeCap Growth Composite (%)       %  -24.18   -16.32   -22.48   35.55   38.26   29.64   21.73   27.36   -0.48   5.16
Russell 1000 Growth Index (%)                  %  -27.88   -20.42   -22.42   33.16   38.71   30.49   23.12   37.19    2.66   2.90



Year-to-date total return as of June 30, 2003 is 15.77%.


Except to the extent performance has been adjusted to reflect the operating costs of the ING LargeCap Growth Fund, the performance reflected in the Wellington Management Composite has been prepared in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS), which differ from the method used by the SEC.


The composite performance data in the Wellington Management Composite was calculated on a total return basis and includes all losses. The total returns for the Wellington Management Composite in the Average Annual Total Return and Annual Total Return tables reflect the deduction of net operating expenses for the ING LargeCap Growth Fund of 1.10%. Net operating expenses include investment advisory fees, distribution and service (Rule 12b-1) fees, custodial fees, brokerage commissions and execution costs, and other expense, without the provision for any applicable federal or state income taxes, if any. The investment accounts that are included in the Wellington Management Composite may not be subject to the diversification requirements, specific tax restrictions, and the investment limitations imposed on the Fund by the Investment Company Act of 1940 ("1940 Act") or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Wellington Management Composite could have been adversely affected if the institutional private accounts included in the Composite had been regulated as investment companies under the federal securities laws. The aggregate returns of the accounts in the Wellington Management Composite may not reflect the returns of any particular account of Wellington Management.


The Russell 1000 Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.

ING MIDCAP VALUE FUND AND
ING SMALLCAP VALUE FUND

BRANDES INVESTMENT PARTNERS, LLC


Brandes Investment Partners, LLC (Brandes) is the investment Sub-Adviser to the Funds since March 1995. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund. Founded in 1974, Brandes is an investment advisory firm with 56 investment professionals who manage, as of June 30, 2003, more than $57.3 billion in assets. Brandes is an indirect wholly-owned subsidiary of ING Groep N.V. and is an affiliate of ING Investments. Its principal office is located at 11988 El Camino Real, Suite 500, P.O. Box 919048, San Diego, California 92191. Brandes uses a value-oriented approach to managing international investments, seeking to build wealth by buying high-quality, under-valued stocks.


Brandes has been the investment sub-adviser to ING MidCap Value Fund and ING SmallCap Value Fund since their inception. Brandes' Mid Cap and Small Cap Investment Committees, respectively, are responsible for making the day-to-day investment decisions for each Fund. Brandes uses a value-oriented approach in managing equity investments, seeking to build wealth by buying high quality, undervalued stocks.


 30      Management of the Funds

SUB-ADVISERS                                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

   PERFORMANCE OF SIMILAR MID CAP VALUE SEPARATE ACCOUNTS MANAGED BY BRANDES

The tables below are designed to show you how a composite of similar separate accounts managed by Brandes performed over various periods in the past.

The Brandes U.S. Value Mid Cap Equity Composite is a composite of the performance of all actual, fee-paying and non-fee paying, fully discretionary U.S. Value Mid Cap accounts under management by Brandes for at least one month beginning September 30, 1997, having substantially the same investment objectives, policies, techniques and restrictions. Each account in the composite has investment objectives, policies and strategies that are substantially similar to the MidCap Value Fund.

The table below shows the returns for the Brandes U.S. Value Mid Cap Equity Composite compared with the Russell MidCap Index and the Russell MidCap Value Index for the periods ending December 31, 2002 and December 31 of prior years. The returns of the Brandes U.S. Value Mid Cap Equity Composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the Russell MidCap Index and the Russell MidCap Value Index assume all dividends and distributions have been reinvested. This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the MidCap Value Fund has performed or will perform in the future. Past performance is not a guarantee of future results.

                          AVERAGE ANNUAL TOTAL RETURNS
                           (AS OF DECEMBER 31, 2002)


                                                                 BRANDES
                                                                U.S. VALUE      RUSSELL      RUSSELL
                                                              MID CAP EQUITY    MIDCAP     MIDCAP VALUE
                                                              COMPOSITE (%)    INDEX (%)    INDEX (%)
One Year                                                         -28.55%        -16.19%       -9.64%
Three Years                                                        3.63%         -5.04%        3.29%
Since Inception (9/30/97)                                          3.50%          2.30%        3.59%


                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)


                                                                 BRANDES
                                                                U.S. VALUE      RUSSELL      RUSSELL
                                                              MID CAP EQUITY    MIDCAP     MIDCAP VALUE
                                                              COMPOSITE (%)    INDEX (%)    INDEX (%)
2002                                                             -28.55%        -16.19%       -9.64%
2001                                                              23.91%         -5.62%        2.33%
2000                                                              25.72%          8.25%       19.18%
1999                                                              -1.52%         18.23%       -0.11%
1998                                                              11.62%         10.09%        5.08%
1997 (9/30-12/31)                                                 -2.08%          1.11%        4.07%


The performance reflected in the composite has been calculated in compliance with the AIMR Performance Presentation Standards, which differ from the method used by the SEC.

The net annual returns for the Brandes U.S. Value Mid Cap Equity Composite were calculated on a time-weighted and asset-weighted, total return basis, including reinvestment of all dividends, interest and income, realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The accounts in the Brandes U.S. Value MidCap Equity Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.


The Russell MidCap Index is an unmanaged index that measures the 800 smallest companies, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.


The Russell MidCap Value Index is an unmanaged index that measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       31

MANAGEMENT OF THE FUNDS                                             SUB-ADVISERS
--------------------------------------------------------------------------------

  PERFORMANCE OF SIMILAR SMALL CAP VALUE SEPARATE ACCOUNTS MANAGED BY BRANDES

The tables below are designed to show you how a composite of similar separate accounts managed by Brandes performed over various periods in the past.

The Brandes U.S. Small Cap Value Equity Composite is a composite of the performance of all actual, fee-paying and non-fee-paying, fully discretionary U.S. Small Cap Value accounts under management by Brandes for at least one month beginning September 30, 1997, having substantially the same investment objectives, policies, techniques and restrictions. Each account in the composite has investment objective, policies and strategies that are substantially similar to the SmallCap Value Fund.

The table below shows the returns for the Brandes U.S. Small Cap Value Equity Composite compared with the Russell 2000 Index and the Russell 2000 Value Index for the periods ending December 31, 2002 and December 31 of prior years. The returns of the Brandes U.S. Small Cap Value Equity Composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the Russell 2000 Index and the Russell 2000 Value Index assume all dividends and distributions have been reinvested. This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the SmallCap Value Fund has performed or will perform in the future. Past performance is not a guarantee of future results.

                          AVERAGE ANNUAL TOTAL RETURNS
                           (AS OF DECEMBER 31, 2002)

                                                                   BRANDES
                                                                U.S. SMALL CAP       RUSSELL 2000     RUSSELL 2000
                                                             EQUITY COMPOSITE (%)     INDEX (%)      VALUE INDEX (%)
One Year                                                             -9.66%             -20.48%          -11.43%
Three Years                                                          11.90%              -7.54%            7.45%
Since Inception (9/30/97)                                             3.45%              -1.93%            2.91%

                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)


                                                                   BRANDES
                                                                U.S. SMALL CAP       RUSSELL 2000     RUSSELL 2000
                                                             EQUITY COMPOSITE (%)     INDEX (%)      VALUE INDEX (%)
2002                                                                 -9.66%             -20.48%          -11.43%
2001                                                                 35.61%               2.49%           14.02%
2000                                                                 14.37%              -3.02%           22.83%
1999                                                                 -4.41%              21.26%           -1.49%
1998                                                                -10.19%              -2.55%           -6.45%
1997 (9/30-12/31)                                                    -0.68%              -3.35%            1.68%


The performance reflected in the composite has been calculated in compliance with the AIMR Performance Presentation Standards, which differ from the method used by the SEC.

The net annual returns for the Brandes U.S. Small Cap Value Equity Composite were calculated on a time-weighted and asset-weighted, total return basis, including reinvestment of all dividends, interest and income, realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The accounts in the Brandes U.S. Small Cap Value Equity Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

The Russell 2000 Index is an unmanaged index that measures the 2000 smallest companies out of the 3,000 largest U.S. companies based on total market capitalization of the Russell Index. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.

The Russell 2000 Value Index is an unmanaged index that measures the Russell 2000 companies with lower price-to-book ratios and lower forecasting growth values. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.


 32      Management of the Funds

SUB-ADVISERS                                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ING REAL ESTATE FUND

CLARION CRA SECURITIES, L.P.


Founded in 1969, Clarion CRA Securities, L.P., (CRA) a Delaware limited partnership, is registered as an investment adviser. CRA is an indirect wholly-owned subsidiary of ING Groep N.V. and is an affiliate of ING Investments. CRA is located at 259 N. Radnor-Chestor Road Suite 205, Radnor, PA 19087. CRA is in the business of providing investment advice to institutional and individual client accounts which, as of June 30, 2003, were valued at approximately $2.1 billion.


The following individuals share responsibility for the day-to-day management of the Fund and have co-managed the Fund since its inception in July 1991:

T. Ritson Ferguson, Chief Investment Officer (CIO), has 16 years of real estate investment experience. Mr. Ferguson has managed the Fund's portfolio since its inception. Mr. Ferguson has served as Co-CIO and more recently CIO of CRA since 1991.

Kenneth D. Campbell, Managing Director, has been with CRA and its predecessors since 1969. Mr. Campbell has managed the Fund's portfolio since its inception. Mr. Campbell has more than 32 years of real estate investment experience. Mr. Campbell has been recognized by the National Association of Real Estate Investment Trust (NAREIT) for outstanding lifetime contributions to the Real Estate Investment Trust (REIT) Industry.



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       33

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The Funds generally distribute most or all of their net earnings in the form of dividends. Each Fund pays dividends if any, as follows:


                            SEMI-
ANNUALLY(1)                 ANNUALLY(2)    QUARTERLY(2)
-----------                 -----------    ------------
ING Disciplined LargeCap    ING MagnaCap   ING Real Estate
ING Growth Opportunities
ING LargeCap Growth
ING MidCap Opportunities
ING SmallCap Opportunities
ING MidCap Value
ING SmallCap Value


(1) Distributions normally expected to consist primarily of capital gains.


(2) Distributions are normally expected to consist on an annual basis of a variable combination of capital gains and ordinary income.



Each Fund distributes capital gains, if any, annually.


DIVIDEND REINVESTMENT


Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class I shares of a Fund invested in another ING Fund which offers the Shares of Class I shares.


TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.


Each Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. Dividends attributable to interest are not eligible for the reductions in rates described below. Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:


- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

- Distributions of long-term gains from sales by the Funds before May 6, 2003 will be taxed at the maximum rate of 20%.

- Distributions of certain long-term gains from depreciable real estate are taxed at a maximum rate of 25%.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.


As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


Please note that the ING Real Estate Fund will be sending you a Form 1099 reflecting the distributions you received in a particular calendar year at the end of February of the following year, which is one month later than most such forms are sent.


 34      Dividends, Distributions and Taxes

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below may invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Adviser or Sub-Adviser of a Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

The principal risks of investing in certain Funds are highlighted below. Certain Funds not identified below, however, also may invest in the securities described. Please see the SAI for more information.


INABILITY TO SELL SECURITIES (ALL FUNDS EXCEPT ING LARGECAP GROWTH, ING DISCIPLINED LARGECAP AND ING MAGNACAP FUNDS). Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


INVESTMENTS IN FOREIGN SECURITIES (ING LARGECAP GROWTH AND ING MAGNACAP
FUNDS). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.


Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund. The risks of investing in foreign securities may be greater for emerging markets investments. See the discussion of emerging market investments under "Other Risks."


INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES (ALL FUNDS EXCEPT ING LARGECAP GROWTH, ING DISCIPLINED LARGECAP AND ING MAGNACAP FUNDS). The Funds may invest in small- and mid-capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

CONVERTIBLE SECURITIES (ING LARGECAP GROWTH, ING MIDCAP VALUE, ING SMALLCAP VALUE AND ING MAGNACAP FUNDS.) The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.


CORPORATE DEBT SECURITIES (ING MAGNACAP FUND). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's fixed-income securities can be expected to rise, and when interest rates




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       35

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------


rise, the value of those securities can be expected to decline. Fixed-income securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.



One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed-income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.


CONCENTRATION (ING REAL ESTATE FUND). The Fund concentrates (for purposes of the 1940 Act) their assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

DERIVATIVES (ING LARGECAP GROWTH AND ING DISCIPLINED LARGECAP
FUNDS). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

LENDING PORTFOLIO SECURITIES (ALL FUNDS). In order to generate additional income, each Fund may lend portfolio securities in an amount up to 30% or 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.


NON-DIVERSIFIED INVESTMENT COMPANY (ING REAL ESTATE FUND). The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.


PORTFOLIO TURNOVER (ALL FUNDS EXCEPT ING MAGNACAP, ING MIDCAP VALUE, ING SMALLCAP VALUE AND ING REAL ESTATE FUNDS). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

OTHER RISKS

MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

EMERGING MARKETS INVESTMENTS. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

U.S. GOVERNMENT SECURITIES. Some U.S. Government agency securities may be subject to varying degrees of credit risks, particularly those not backed by the full faith and credit of the United States Government. The price of a U.S. Government security may decline due to changing interest rates.


RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, a Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid,




 36      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

although they may be less liquid than registered securities traded on established secondary markets.

MORTGAGE-RELATED SECURITIES. Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

BORROWING. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.


A Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in the Prospectus and SAI.


PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

INTERESTS IN LOANS. Participation interests or assignments are secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

HIGH YIELD SECURITIES. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments.



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       37

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.


OTHER INVESTMENT COMPANIES. Each Fund may invest up to 10% of its assets in other investment companies. When a Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.




 38      More Information About Risks

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights tables on the following pages are intended to help you understand each Fund's Class I shares' financial performance for the past five years or, if shorter, the period of each class's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). A report of the Fund's independent auditor or independent accountants, along with the Fund's financial statements, is included in the Funds' annual report, which is incorporated by reference into the SAI and is available upon request.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Financial Highlights       39

ING GROWTH OPPORTUNITIES FUND                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.


                                                                                         FIVE MONTHS
                                                               YEAR           YEAR          ENDED       YEAR ENDED DECEMBER 31,
                                                              ENDED          ENDED         MAY 31,     --------------------------
                                                           MAY 31, 2003   MAY 31, 2002     2001(1)      2000      1999      1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                  $       13.68          19.10         26.05        33.76     26.28    21.36
 Income (loss) from investment operations:
 Net investment income (loss)                          $       -0.12          -0.19         -0.08        -0.15     -0.17    -0.05
 Net realized and unrealized gain (loss) on
 investments                                           $       -2.02          -5.23         -6.87        -6.07     20.49     5.18
 Total from investment operations                      $       -2.14          -5.42         -6.95        -6.22     20.32     5.13
 Less distributions from:
 Net realized gain on investments                      $          --             --            --         1.49     12.84     0.21
 Total distributions                                   $          --             --            --         1.49     12.84     0.21
 Net asset value, end of period                        $       11.54          13.68         19.10        26.05     33.76    26.28
 TOTAL RETURN(2):                                      %      -15.64         -28.38        -26.68       -18.74     93.86    24.06
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                     $      44,704         56,719        79,174      108,005   132,953   83,233
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)           %        1.43           1.37          1.31         1.16      1.00     1.00
 Gross expenses prior to expense reimbursement(3)      %        1.43           1.37          1.31         1.16      1.00     1.00
 Net investment income (loss) after expense
 reimbursement(3)                                      %       -1.04          -1.21         -0.92        -0.56     -0.61    -0.13
 Portfolio turnover rate                               %         355            473           217          326       286       98


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.


(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return information for less than one year is not annualized.



(3) Annualized for periods less than a year.


 40      ING Growth Opportunities Fund

FINANCIAL HIGHLIGHTS                                    ING LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.


                                                                       YEAR           PERIOD
                                                                      ENDED            ENDED
                                                                   MAY 31, 2003   MAY 31, 2002(1)
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       16.93           21.04
 Income (loss) from investment operations:
 Net investment loss                                           $       -0.06           -0.02
 Net realized and unrealized loss on investments               $       -2.16           -4.09
 Total from investment operations                              $       -2.22           -4.11
 Net asset value, end of period                                $       14.71           16.93
 TOTAL RETURN(2):                                              %      -13.11          -19.53
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      22,156          26,106
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %        1.05            0.96
 Gross expenses prior to expense reimbursement(3)              %        1.21            0.96
 Net investment loss after expense reimbursement(3)(4)         %       -0.42           -0.43
 Portfolio turnover rate                                       %         291             536


--------------------------------------------------------------------------------

(1) Class I commenced operations on January 8, 2002.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return information for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible recoupment by ING Investments, LLC within three years.

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                               ING LargeCap Growth Fund       41

ING MIDCAP OPPORTUNITIES FUND                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.


                                                                                   FIVE MONTHS
                                                       YEAR            YEAR           ENDED           YEAR ENDED DECEMBER 31,
                                                      ENDED           ENDED          MAY 31,      -------------------------------
                                                   MAY 31, 2003    MAY 31, 2002      2001(1)       2000      1999     1998(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $      11.29           14.73             19.26        21.34     12.99     10.00
 Income (loss) from investment
 operations:
 Net investment loss                         $      -0.11           -0.11*            -0.06        -0.13     -0.15     -0.02
 Net realized and unrealized gain (loss)
 on investments                              $      -0.85           -3.33             -4.47         0.23     12.09      3.01
 Total from investment operations            $      -0.96           -3.44             -4.53         0.10     11.94      2.99
 Less distributions from:
 Net realized gain on investments            $         --              --                --         2.18      3.59        --
 Total distributions                         $         --              --                --         2.18      3.59        --
 Net asset value, end of period              $      10.33           11.29             14.73        19.26     21.34     12.99
 TOTAL RETURN(3):                            %      -8.50          -23.35            -23.52         0.08    103.19     29.90
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)            $     10,844          39,874            52,007       68,006    67,954    33,441
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(6)                         %       1.09            1.26              1.52         1.36      1.41      1.50(5)
 Gross expenses prior to expense
 reimbursement(4)                            %       1.41            1.50              1.52         1.36      1.41      2.01
 Net investment loss after expense
 reimbursement(4)(6)                         %      -0.71           -0.95             -0.97        -0.66     -1.04     -0.70(5)
 Portfolio turnover rate                     %        345             399               182          188       201        61


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Class I commenced operations on August 20, 1998.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) Expenses calculated net of taxes and advisor reimbursement.

(6) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible recoupment by ING Investments, LLC within three years.

 * Per share data calculated using weighted average number of shares outstanding throughout the period.

 42      ING MidCap Opportunities Fund

FINANCIAL HIGHLIGHTS                             ING SMALLCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.


                                                                                              FIVE MONTHS         YEAR ENDED
                                                                  YEAR            YEAR           ENDED           DECEMBER 31,
                                                                 ENDED           ENDED          MAY 31,      --------------------
                                                              MAY 31, 2003    MAY 31, 2002      2001(1)      2000     1999(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                   $         24.07           39.02           47.47      59.54     31.78
 Income (loss) from investment operations:
 Net investment loss                                    $         -0.23           -0.36**         -0.14      -1.00     -0.08
 Net realized and unrealized gain (loss) on
 investments                                            $         -5.57          -13.60           -8.31      -2.17     35.40
 Total from investment operations                       $         -5.80          -13.96           -8.45      -3.17     35.32
 Less distributions from:
 Net realized gain on investments                       $            --            0.99              --       8.90      7.56
 Total distributions                                    $            --            0.99              --       8.90      7.56
 Net asset value, end of period                         $         18.27           24.07           39.02      47.47     59.54
 TOTAL RETURN(3):                                       %        -24.10          -36.17          -17.80      -5.21    126.05
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                      $         8,510          10,700              --*        --*       --*
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)            %          1.46            1.41            1.31       1.15      0.47(5)
 Gross expenses prior to expense reimbursement(4)       %          1.46            1.41            1.31       1.15      0.47
 Net investment loss after expense reimbursement(4)     %         -1.37           -1.34           -1.03      -0.75     -0.35(5)
 Portfolio turnover rate                                %           357             423             104        134       223


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Class I commenced operations on April 1, 1999.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) Expenses calculated net of taxes and advisor reimbursement.

 *  Amount represents less than $1,000.

 ** Per share data calculated using weighted average number of shares outstanding throughout the period.

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                        ING SmallCap Opportunities Fund       43

ING DISCIPLINED LARGECAP FUND                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.


                                                                                         SEVEN MONTHS                   PERIOD
                                                               YEAR           YEAR          ENDED       YEAR ENDED       ENDED
                                                              ENDED          ENDED         MAY 31,      OCTOBER 31,   OCTOBER 31,
                                                           MAY 31, 2003   MAY 31, 2002     2001(1)         2000         1999(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                  $        8.52           9.94          11.25         11.17         10.00
 Income (loss) from investment operations:
 Net investment income                                 $        0.05           0.04           0.02          0.04          0.06
 Net realized and unrealized gain (loss) on
 investments                                           $       -0.85          -1.46          -1.33          0.19          1.11
 Total from investment operations                      $       -0.80          -1.42          -1.31          0.23          1.17
 Less distributions from:
 Net realized gain on investments                      $          --             --             --          0.15            --
 Total distributions                                   $          --             --             --          0.15            --
 Net asset value, end of period                        $        7.72           8.52           9.94         11.25         11.17
 TOTAL RETURN(3):                                      %       -9.39         -14.28         -11.64          2.00         11.70
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                     $      19,550         21,578         25,172        28,473        27,927
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)           %        1.12           1.00           1.04          1.07          0.98(5)
 Gross expenses prior to expense reimbursement(4)      %        1.12           1.00           1.04          1.07          1.23
 Net investment income after expense
 reimbursement(4)                                      %        0.70           0.46           0.27          0.34          0.62(5)
 Portfolio turnover rate                               %         106            149             26            57            26


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Class I commenced operations on December 30, 1998.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return information for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) Expenses calculated net of taxes and advisor reimbursement.

 44      ING Disciplined LargeCap Fund

FINANCIAL HIGHLIGHTS                                           ING MAGNACAP FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.


                                                                       CLASS I
                                                                   ---------------
                                                                       PERIOD
                                                                        ENDED
                                                                   MAY 31, 2003(1)
----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $         7.55
 Income (loss) from investment operations:
 Net investment income (loss)                                  $         0.01
 Net realized and unrealized gain (loss) on investments        $         1.26
 Total from investment operations                              $         1.27
 Less distributions from:
 Net investment income                                         $           --
 Net realized gain on investments                              $           --
 Total distributions                                           $           --
 Net asset value, end of period                                $         8.82
 TOTAL RETURN(2):                                              %        16.82
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $            7
 Ratios to average net assets:
 Expenses(3)                                                   %         0.92
 Net investment income (loss)(3)                               %         2.06
 Portfolio turnover rate                                       %          110


--------------------------------------------------------------------------------


(1) Class I commenced operations on March 5, 2003.



(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.



(3) Annualized for periods less than one year.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      ING MagnaCap Fund       45

ING MIDCAP VALUE FUND                                       FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.


                                                                       YEAR           PERIOD
                                                                      ENDED            ENDED
                                                                   MAY 31, 2003   MAY 31, 2002(1)
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       10.30           10.20
 Income (loss) from investment operations:
 Net investment income                                         $        0.01            0.01
 Net realized and unrealized gain on investments               $       -1.74            0.09
 Total from investment operations                              $       -1.73            0.10
 Less distributions from:
 Net investment income                                         $        0.07              --
 Net realized gains on investments                             $        0.11              --
 Total distributions                                           $        0.18              --
 Net asset value, end of period                                $        8.39           10.30
 TOTAL RETURN(2):                                              %      -16.35            0.98
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $         197              71
 Ratios to average net assets:
 Net expenses after reimbursement(3)(4)                        %        1.28            1.24
 Gross expenses prior to expense reimbursement(3)              %        1.70            2.60
 Net investment income after expense reimbursement(3)(4)       %        0.46            0.38
 Portfolio turnover rate                                       %          72              13


--------------------------------------------------------------------------------

(1) Class I commenced operations on March 4, 2002.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return information for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.

 46      ING MidCap Value Fund

FINANCIAL HIGHLIGHTS                                     ING SMALLCAP VALUE FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors.


                                                                       YEAR            PERIOD
                                                                       ENDED            ENDED
                                                                   MAY 31, 2002    MAY 31, 2002(1)
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       10.63            10.32
 Income (loss) from investment operations:
 Net investment loss                                           $       -0.05             0.00*
 Net realized and unrealized loss on investments               $       -0.97             0.31
 Total from investment operations                              $       -1.02             0.31
 Less distributions from:
 Net investment income                                         $        0.08               --
 Net realized gains on investments                             $        0.09               --
 Total distributions                                           $        0.17               --
 Net asset value, end of period                                $        9.44            10.63
 TOTAL RETURN(2):                                              %       -9.49             3.00
 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $         222               26
 Ratios to average net assets:
 Net expenses after reimbursement(3)(4)                        %        1.32             1.23
 Gross expenses prior to expense reimbursement(3)              %        1.73             2.78
 Net investment income after expense reimbursement(3)(4)       %       -0.13             0.17
 Portfolio turnover rate                                       %          54               12


--------------------------------------------------------------------------------

(1) Class I commenced operations on March 4, 2002.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return information for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible recoupment by ING Investments within three years.

*  Amount represents less than $0.01 per share.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                ING SmallCap Value Fund       47

ING REAL ESTATE FUND                                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. For the year ended May 31, 2003 and the period ending October 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. For all years ended prior to October 31, 2002, the financial information was audited by other independent auditors.


                                                                                              CLASS I
                                                                     ----------------------------------------------------------
                                                                       YEAR
                                                                      ENDED                  YEAR ENDED OCTOBER 31,
                                                                     MAY 31,     ----------------------------------------------
                                                                     2003(1)      2002      2001      2000      1999      1998
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $        9.98       9.77      9.57      8.24      9.10     11.49
 Income from investment operations:
 Net investment income                                         $        0.20       0.74      0.50      0.69      0.49      0.35
 Net realized and unrealized gain (loss) on investments        $        1.47       0.09      0.27      1.21     -0.80     -1.85
 Total from investment operations                              $        1.67       0.83      0.77      1.90     -0.31     -1.50
 Less distributions from:
 Net investment income                                         $        0.20       0.62      0.57      0.57      0.55      0.40
 Capital Gains                                                            --         --        --        --        --      0.49
 Total distributions                                           $        0.20       0.62      0.57      0.57      0.55      0.89
 Net asset value, end of period                                $       11.45       9.98      9.77      9.57      8.24      9.10
 TOTAL RETURN(2)                                               %       16.95       8.06      7.88     23.78     -3.70    -14.16
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     125,645     97,331    76,188    64,447    55,968    55,617
 Ratio to average net assets:
 Net expenses after expense reimbursement(3)(4)                %        1.00       0.98      1.00      1.00      1.00      1.00
 Gross expenses prior to expense reimbursement(3)              %        1.19       0.98      1.03      1.05      1.11      1.17
 Net investment income after expense reimbursement(3)(4)       %        4.26       4.49      4.84      5.71      5.37      3.29
 Portfolio turnover rate                                       %          62        106        77        93        67        74


--------------------------------------------------------------------------------


(1) On November 4, 2002, pursuant to an Agreement and Plan of Reorganization dated August 20, 2002, all of the assets and liabilities of the CRA Realty Shares Portfolio were transferred to the newly created ING Real Estate Fund in exchange for shares of the ING Real Estate Fund. The financial highlights information presented for periods prior to November 4, 2002 reflects the activity of the CRA Realty Shares Portfolio. The ING Real Estate Fund has adopted a fiscal year end of May 31.


(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.

 48      ING Real Estate Fund

In addition to the Funds offered in this Prospectus, the Distributor also offers Class I shares of the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

DOMESTIC EQUITY GROWTH FUNDS
ING Growth Fund
ING Small Company Fund
ING Technology Fund

DOMESTIC EQUITY INDEX FUNDS
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUND
ING Value Opportunity Fund

DOMESTIC EQUITY AND INCOME FUNDS
ING Balanced Fund
ING Growth and Income Fund

FIXED INCOME FUNDS
ING Aeltus Money Market Fund
ING Bond Fund
ING Government Fund
ING GNMA Income Fund
ING Intermediate Bond Fund

INTERNATIONAL FUNDS
ING Foreign Fund

ING Global Equity Dividend Fund

ING International Fund
ING International Growth Fund

STRATEGIC ALLOCATION FUNDS
ING Strategic Allocation Growth Fund
ING Strategic Allocation Balanced Fund
ING Strategic Allocation Income Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the independent auditors' reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains more detailed information about the Funds. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange Commission
(SEC).


Please write or call for a free copy of the current
Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at WWW.INGFUNDS.COM

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Public Reference Section
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:

ING Equity Trust                     811-8817
  ING Growth Opportunities Fund
  ING LargeCap Growth Fund
  ING MidCap Opportunities Fund
  ING SmallCap Opportunities Fund
  ING Disciplined LargeCap Fund
  ING MidCap Value Fund
  ING SmallCap Value Fund
  ING Real Estate Fund
ING Investment Funds, Inc.           811-1939
  ING MagnaCap Fund


  [ING FUNDS LOGO]                          DEIPROS0903-093003

                       STATEMENT OF ADDITIONAL INFORMATION
                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                                 (800) 992-0180


                               SEPTEMBER 30, 2003


                                ING EQUITY TRUST

                              ING Convertible Fund
                            ING Equity and Bond Fund
                           ING Financial Services Fund
                          ING Growth Opportunities Fund
                            ING LargeCap Growth Fund
                          ING Large Company Value Fund
                          ING MidCap Opportunities Fund
                              ING MidCap Value Fund
                              ING Real Estate Fund
      ING Disciplined LargeCap Fund (FKA ING Research Enhanced Index Fund)
                         ING SmallCap Opportunities Fund
                             ING SmallCap Value Fund
                          ING Tax Efficient Equity Fund

                           ING INVESTMENT FUNDS, INC.
                                ING MagnaCap Fund

                               ING MAYFLOWER TRUST
                             ING Growth + Value Fund

      This Statement of Additional Information ("SAI") relates to each series listed above (each a "Fund" and collectively, the "ING Funds") of each investment company listed above (each a "Company"). A Prospectus or Prospectuses (the "Prospectus") for the ING Funds, dated September 30, 2003, which provide the basic information you should know before investing in the ING Funds, may be obtained without charge from the ING Funds or the ING Funds' principal underwriter, ING Funds Distributor, LLC, at the address listed above. This SAI is not a prospectus and it should be read in conjunction with the Prospectuses noted above, which have been filed with the U.S. Securities and Exchange Commission ("SEC"). In addition, the financial statements from the ING Funds' Annual Reports dated May 31, 2003, are incorporated herein by reference. Copies of each ING Fund's Prospectus and Annual or Semi-Annual Reports may be obtained without charge by contacting the ING Funds at the address and phone number written above.

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
HISTORY OF THE ING FUNDS ................................................      1

MANAGEMENT OF THE ING FUNDS .............................................      5

INVESTMENT ADVISER FEES .................................................     33

EXPENSE LIMITATION AGREEMENTS ...........................................     41

RULE 12B-1 PLANS ........................................................     45

CODE OF ETHICS ..........................................................     50

SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS ..................     50

INVESTMENT RESTRICTIONS .................................................    100

PORTFOLIO TRANSACTIONS ..................................................    117

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ..........................    122

DETERMINATION OF SHARE PRICE ............................................    129

SHAREHOLDER INFORMATION .................................................    131

SHAREHOLDER SERVICES AND PRIVILEGES .....................................    131

DISTRIBUTIONS ...........................................................    134

TAX CONSIDERATIONS ......................................................    134

CALCULATION OF PERFORMANCE DATA .........................................    143

PERFORMANCE COMPARISONS .................................................    146

GENERAL INFORMATION .....................................................    151

FINANCIAL STATEMENTS ....................................................    153

                            HISTORY OF THE ING FUNDS

      On December 17, 2001, the Boards of Directors/Trustees of each of various ING Funds approved plans of reorganization which were intended to decrease the number of corporate entities under which the ING Funds are organized (the "Reorganization") and to align the open-end funds with similar open-end funds that share the same prospectus. The Reorganization only resulted in a change in corporate form of some of the ING Funds, with no change in the substance or investment aspects of the ING Funds. The Reorganization was consummated to align the ING Funds' corporate structures and expedite the Funds' required filings with the SEC. Shareholders of ING Growth + Value Fund ("Growth + Value Fund") and ING MagnaCap Fund ("MagnaCap Fund") did not approve the Reorganization; therefore those Funds are remain part of ING Mayflower Trust ("Mayflower Trust") and ING Investment Funds, Inc. ("Investment Funds"), respectively.


      As a result of the Reorganization, the following ING Funds reorganized into series of ING Equity Trust: ING Convertible Fund ("Convertible Fund"), ING Equity and Bond Fund ("Equity and Bond Fund"), ING Financial Services Fund ("Financial Services Fund"); ING Growth Opportunities Fund ("Growth Opportunities Fund"), ING LargeCap Growth Fund ("LargeCap Growth Fund"), ING Large Company Value Fund ("Large Company Value Fund"), ING Disciplined LargeCap Fund ("Disciplined LargeCap Fund"), ING SmallCap Opportunities Fund ("SmallCap Opportunities Fund"), and ING Tax Efficient Equity Fund ("Tax Efficient Equity Fund") (collectively, the "Reorganizing Funds"). In this regard, the Board approved the creation of a new series of ING Equity Trust to serve as "shells" (the "Shell Funds") into which the Reorganized Funds were reorganized. The plans of reorganization provided for, among other things, the transfer of the assets and liabilities of the Reorganizing Funds to the Shell Funds. Prior to September 21, 2002, the effective date of the Reorganization, the Shell Funds had only nominal assets. For accounting purposes, each Reorganizing Fund is considered the surviving entity, and the financial highlights shown for periods prior to September 21, 2002 are the financial highlights of the Reorganizing Fund. ING MidCap Opportunities Fund ("MidCap Opportunities"); ING MidCap Value Fund ("MidCap Value"); and ING SmallCap Value Fund ("SmallCap Value") were originally organized as series of ING Equity Trust, and were not involved in the Reorganization.


ING EQUITY TRUST

      ING Equity Trust is a Massachusetts business trust registered as an open-end management investment company. Equity Trust was organized in June of 1998. On November 1, 1999, the name of Equity Trust was changed from the "Northstar Equity Trust" to "Pilgrim Equity Trust" and the name of MidCap Opportunities Fund was changed from "Northstar Mid-Cap Growth Fund" to "Pilgrim MidCap Opportunities Fund." On March 1, 2002, the name of Equity Trust was changed from "Pilgrim Equity Trust," and the name of MidCap Opportunities Fund was changed from "Pilgrim MidCap Opportunities Fund."

ING REAL ESTATE FUND.

      Prior to November 4, 2002, the ING Real Estate Fund ("Real Estate Fund") was organized as a series of The Advisors' Inner Circle Fund, a Massachusetts business trust registered as an open-end management investment company. The Advisors' Inner Circle Fund was established on July 18, 1991. At a shareholder meeting held on October 30, 2002, the shareholders of the Real Estate Fund approved the Reorganization of the Fund into a series of Equity Trust, at which time the Fund's name was changed from "CRA Realty Shares Portfolio."

ING INVESTMENT FUNDS, INC.

      ING Investment Funds, Inc. ("Investment Funds") is a Maryland corporation registered as an open-end management investment company. Investment Funds was organized in July 1969. Investment Funds currently consists of one separate diversified investment fund, the ING MagnaCap Fund ("MagnaCap Fund").


      On July 14, 1995, the name of Investment Funds was changed from "Pilgrim Investment Funds, Inc." to "Pilgrim America Investment Funds, Inc.," MagnaCap Fund's name was changed from "Pilgrim MagnaCap Fund" to "Pilgrim America MagnaCap Fund." On November 16, 1998, the name of Investment Funds changed to "Pilgrim Investment Funds, Inc.," and the name of MagnaCap Fund changed to "Pilgrim MagnaCap Fund." On March 1, 2002, the name of Investment Funds was changed from "Pilgrim Investment Funds, Inc." and the name of MagnaCap Fund was changed from "Pilgrim MagnaCap Fund."


ING MAYFLOWER TRUST

      ING Mayflower Trust ("Mayflower Trust") is a Massachusetts business trust registered as an open-end management investment company. Mayflower Trust currently consists of two separate diversified investment funds, one of which is discussed in this SAI. Mayflower Trust was organized in 1993. Growth + Value Fund was organized in 1996.

      On November 1, 1999, the name of Mayflower Trust was changed from "Northstar Trust" (formerly Northstar Advantage Trust) to "Pilgrim Mayflower Trust," and the name of the "Northstar Growth + Value Fund" was changed to "Pilgrim Growth + Value Fund." On March 1, 2002, the name of Mayflower Trust was changed from "Pilgrim Mayflower Trust," and the name of Growth + Value Fund was changed from "Pilgrim Growth + Value Fund."


Set forth below is information about certain Funds prior to the approval of the Reorganization.


      FINANCIAL SERVICES FUND. Prior to the Reorganization, Financial Services Fund was the sole series of ING Financial Services Fund, Inc. ING Financial Services Fund, Inc. was a Maryland corporation registered as an open-end management investment company. ING Financial Services Fund, Inc. was organized in November 1985 and changed its name from "Pilgrim Regional BankShares" to "Pilgrim America Bank and Thrift Fund" in April, 1996. ING Financial Services Fund, Inc. operated as a closed-end fund prior to October 17, 1997. On October 16, 1997, shareholders approved open-ending the Fund, and since October 17, 1997, the Fund has operated as an open-end fund. On November 16, 1998, the name of the Fund was changed to "Pilgrim Bank and Thrift Fund" On May 22, 2001, the name of the Fund was changed from "Pilgrim Bank and Thrift Fund" to "Pilgrim Financial Services Fund" On March 1, 2002, the name of ING Financial Services Fund was changed from "Pilgrim Financial Services Fund."

      TAX EFFICIENT EQUITY FUND. Prior to the Reorganization, Tax Efficient Equity Fund was a series of ING Funds Trust ("Funds Trust"). Funds Trust is a Delaware business trust registered as an open-end management investment company. Funds Trust was organized on July 30, 1998. On February 28, 2001, the name of "ING Tax Efficient Equity Fund" was changed to "Pilgrim Tax Efficient Equity Fund." On March 1, 2002, the name of Funds Trust was changed from "Pilgrim Funds Trust" and the name of the Tax-Efficient Equity Fund was changed from "Pilgrim Tax Efficient Equity Fund."

      GROWTH OPPORTUNITIES FUND. Prior to the Reorganization, Growth Opportunities Fund was the sole series of ING Growth Opportunities Fund, a Massachusetts business trust registered as an open-end management investment company. The Fund was organized in 1986. On November 1, 1999, the name of Growth Opportunities Fund was changed from "Northstar Growth Fund" (formerly Advantage Growth Fund) to "Pilgrim Growth Opportunities Fund." On March 1, 2002, the name of the Fund was changed from "Pilgrim Growth Opportunities Fund."


      LARGE COMPANY VALUE FUND. Prior to the Reorganization, Large Company Value Fund was the sole series of ING Large Company Value Fund, Inc., a Maryland corporation registered as an open-end, diversified management investment company. ING Large Company Value Fund was organized in April 1991. The Fund was originally organized as a New Jersey corporation on February 11, 1959. On July 26, 2000, the name of Large Company Value Fund was changed from "Lexington Growth and Income Fund" to "Pilgrim Growth and Income Fund." On March 1, 2002, the name of Large Company Value Fund was changed from "Pilgrim Growth and Income Fund."



      DISCIPLINED LARGECAP FUND. On June 2, 2003, ING Research Enhanced Index Fund changed its name to "ING Disciplined LargeCap Fund." Prior to the Reorganization, Research Enhanced Index Fund was a series of Mayflower Trust. As discussed above, Mayflower Trust is a Massachusetts business trust registered as an open-end management investment company. Research Enhanced Index Fund was organized in 1998. On November 1, 1999, the name of Research Enhanced Index Fund changed from "Northstar Research Enhanced Index Fund" to "Pilgrim Research Enhanced Index Fund." On March 1, 2002, the name of Research Enhanced Index Fund was changed from "Pilgrim Research Enhanced Index Fund" to "ING Research Enhanced Index Fund."


      CONVERTIBLE, EQUITY AND BOND, AND LARGECAP GROWTH FUNDS. Prior to the Reorganization, Convertible Fund, Equity and Bond Fund, and LargeCap Growth Fund were series of ING Mutual Funds ("Mutual Funds"). Mutual Funds is a Delaware business trust registered as an open-end management investment company. Mutual Funds was organized in 1992. Prior to a reorganization of Mutual Funds, which became effective on July 24, 1998, Mutual Funds offered shares in a number of separate diversified portfolios, each of which invested all of its assets in a corresponding master fund of Nicholas-Applegate Investment Trust (the "Master Trust"). The transaction eliminated this two-tiered "master-feeder" structure.

      On March 15, 1999, the names of the series, which were formerly part of Mutual Funds were changed as follows:

Old Name                                        New Name
--------                                        --------
Nicholas-Applegate Large Cap Growth Fund        Pilgrim Large Cap Growth Fund
Nicholas-Applegate Convertible Fund             Pilgrim Convertible Fund
Nicholas-Applegate Balanced Growth Fund         Pilgrim Balanced Fund


      On May 24, 1999, the name of the following Fund was changed as follows:


Old Name                                        New Name
--------                                        --------
Pilgrim Large Cap Growth Fund                   Pilgrim LargeCap Growth Fund

      On March 1, 2002, the names of the series that were formerly part of Mutual Funds were changed as follows:

Old Name                                        New Name
--------                                        --------
Pilgrim LargeCap Growth Fund                    ING LargeCap Growth Fund
Pilgrim Convertible Fund                        ING Convertible Fund
Pilgrim Balanced Fund                           ING Equity and Income Fund

      On September 23, 2002, the name of Equity and Bond Fund was changed from "ING Equity and Income Fund."

      SMALLCAP OPPORTUNITIES FUND. Prior to the Reorganization, SmallCap Opportunities Fund was the sole series of ING SmallCap Opportunities Fund, a Massachusetts business trust registered as an open-end management investment company. SmallCap Opportunities Fund was organized in 1986. On November 1, 1999, the name of SmallCap Opportunities Fund was changed from "Northstar Special Fund" (formerly Advantage Special Fund) to "Pilgrim SmallCap Opportunities Fund." On March 1, 2002, the name of SmallCap Opportunities Fund was changed from "Pilgrim SmallCap Opportunities Fund."

                           MANAGEMENT OF THE ING FUNDS

MANAGEMENT OF THE ING FUNDS

Set forth in the table below is information about each Director/Trustee of the ING Funds.


                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS
                                 POSITION(S)                                   PRINCIPAL           IN FUND
                                  HELD WITH        TERM OF OFFICE            OCCUPATION(S) -       COMPLEX
                                   COMPANY/         AND LENGTH OF              DURING THE        OVERSEEN BY  OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE               TRUST         TIME SERVED(1)(2)           PAST 5 YEARS       TRUSTEE****    HELD BY TRUSTEE
---------------------               -----         -----------------           ------------       -----------    ---------------
Independent Trustees

PAUL S. DOHERTY                Director /     October 1999 - Present     Mr. Doherty is              114      None
7337 E. Doubletree Ranch Rd.   Trustee                                   President and
Scottsdale, Arizona 85258                                                Partner, Doherty,
Date of Birth:  04/28/1934                                               Wallace, Pillsbury
                                                                         and Murphy, P.C.,
                                                                         Attorneys (1996 -
                                                                         Present); Director,
                                                                         Tambrands, Inc. (1993
                                                                         - 1998); and Trustee
                                                                         of each of the funds
                                                                         managed by Northstar
                                                                         Investment Management
                                                                         Corporation (1993 -
                                                                         1999).

J. MICHAEL EARLEY              Director /     February 2002 - Present    President and Chief         114      None
7337 E. Doubletree Ranch Rd.   Trustee                                   Executive Officer,
Scottsdale, Arizona 85258                                                Bankers Trust
Date of Birth:  05/02/1945                                               Company, N.A. (1992 -
                                                                         Present).

R. BARBARA GITENSTEIN          Director /     February 2002 - Present    President, College of       114      None
7337 E. Doubletree Ranch Rd.   Trustee                                   New Jersey (1999 -
Scottsdale, Arizona 85258                                                Present). Formerly,
Date of Birth:  02/18/1948                                               Executive Vice
                                                                         President and
                                                                         Provost, Drake
                                                                         University (1992 -
                                                                         1998).

WALTER H. MAY                  Director /     October 1999 - Present     Retired. Formerly,          114      Best Prep Charity.
7337 E. Doubletree Ranch Rd.   Trustee                                   Managing Director and
Scottsdale, Arizona 85258                                                Director of
Date of Birth:  12/21/1936                                               Marketing, Piper
                                                                         Jaffray, Inc.;
                                                                         Trustee of each of
                                                                         the funds managed by
                                                                         Northstar Investment
                                                                         Management
                                                                         Corporation (1996 -
                                                                         1999).

                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS
                                 POSITION(S)                                   PRINCIPAL           IN FUND
                                  HELD WITH        TERM OF OFFICE            OCCUPATION(S) -       COMPLEX
                                   COMPANY/         AND LENGTH OF              DURING THE        OVERSEEN BY  OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE               TRUST         TIME SERVED(1)(2)           PAST 5 YEARS       TRUSTEE****    HELD BY TRUSTEE
---------------------               -----         -----------------           ------------       -----------    ---------------
JOCK PATTON                    Director /     August 1995 - Present      Private Investor            114      Director, Hypercom,
7337 E. Doubletree Ranch Rd.   Trustee        for ING Investment Funds,  (June 1997 -                         Inc.; JDA Software
Scottsdale, Arizona 85258                     Inc.                       Present). Formerly,                  Group, Inc.
Date of Birth:  12/11/1945                                               Director and Chief
                                              October 1999 - Present     Executive Officer,
                                              for ING Mayflower Trust    Rainbow Multimedia
                                              and ING Equity Trust       Group, Inc. (January
                                                                         1999 - December
                                                                         2001); Director of
                                                                         Stuart Entertainment,
                                                                         Inc.; Director of
                                                                         Artisoft, Inc. (1994
                                                                         - 1998).

DAVID W.C. PUTNAM              Director /     October 1999 - Present     President and               114      Anchor International
7337 E. Doubletree Ranch Rd.   Trustee                                   Director, F.L. Putnam                Bond Trust; F.L.
Scottsdale, Arizona 85258                                                Securities Company,                  Putnam Foundation;
Date of Birth:  10/08/1939                                               Inc. and its                         Progressive Capital
                                                                         affiliates;                          Accumulation Trust;
                                                                         President, Secretary                 Principled Equity
                                                                         and Trustee, The                     Market Fund; Mercy
                                                                         Principled Equity                    Endowment Foundation;
                                                                         Market Fund.                         Director, F.L. Putnam
                                                                         Formerly, Trustee,                   Investment Management
                                                                         Trust Realty Corp.;                  Company; Asian
                                                                         Anchor Investment                    American Bank and
                                                                         Trust; Bow Ridge                     Trust Company; Notre
                                                                         Mining Company and                   Dame Health Care
                                                                         each of the funds                    Center; F.L. Putnam
                                                                         managed by Northstar                 Securities Company,
                                                                         Investment Management                Inc.; and an Honorary
                                                                         Corporation (1994 -                  Trustee, Mercy
                                                                         1999).                               Hospital.

BLAINE E. RIEKE                Director /     February 2001 - Present    General Partner,            114      Director of Morgan
7337 E. Doubletree Ranch Rd.   Trustee                                   Huntington Partners                  Chase Trust Co.
Scottsdale, Arizona 85258                                                (January 1997 -
Date of Birth:  09/10/1933                                               Present). Chairman of
                                                                         the Board and Trustee
                                                                         of each of the funds
                                                                         managed by ING
                                                                         Investment Management
                                                                         Co. LLC (November
                                                                         1998 - February
                                                                         2001).

                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS
                                 POSITION(S)                                   PRINCIPAL           IN FUND
                                  HELD WITH        TERM OF OFFICE            OCCUPATION(S) -       COMPLEX
                                   COMPANY/         AND LENGTH OF              DURING THE        OVERSEEN BY  OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE               TRUST         TIME SERVED(1)(2)           PAST 5 YEARS       TRUSTEE****    HELD BY TRUSTEE
---------------------               -----         -----------------           ------------       -----------    ---------------
ROGER B. VINCENT               Director /     February 2002 - Present    President, Springwell       114      Director of AmeriGas
7337 E. Doubletree Ranch Rd.   Trustee        ING Investment Funds,      Corporation (1989 -                  Propane, Inc.
Scottsdale, Arizona 85258                     Inc. and ING Equity Trust  Present). Formerly,
Date of Birth:  08/26/1945                    October 1999 - Present     Director, Tatham
                                              ING Mayflower Trust        Offshore, Inc. (1996
                                                                         - 2000).

RICHARD A. WEDEMEYER           Director /     February 2001 - Present    Retired. Mr.                114      Director of Touchstone
7337 E. Doubletree Ranch Rd.   Trustee                                   Wedemeyer was                        Consulting Group.
Scottsdale, Arizona 85258                                                formerly Vice
Date of Birth:  03/23/1936                                               President - Finance
                                                                         and Administration,
                                                                         Channel Corporation
                                                                         (June 1996 - April
                                                                         2002). Formerly, Vice
                                                                         President, Operations
                                                                         and Administration,
                                                                         Jim Henson
                                                                         Productions (1979 -
                                                                         1997); Trustee, First
                                                                         Choice Funds (1997 -
                                                                         2001); and of each of
                                                                         the funds managed by
                                                                         ING Investment
                                                                         Management Co. LLC
                                                                         (1998 - 2001).

Trustees who are "Interested Persons"

THOMAS J. MCINERNEY(2)         Director /     February 2001 - Present    Chief Executive             169      Director, Hemisphere,
7337 E. Doubletree Ranch Rd.   Trustee                                   Officer, ING U.S.                    Inc.; Trustee,
Scottsdale, Arizona 85258                                                Financial Services                   Equitable Life
Date of Birth:  05/05/1956                                               (September 2001 -                    Insurance Co., Golden
                                                                         Present); General                    American Life
                                                                         Manager and Chief                    Insurance Co., Life
                                                                         Executive Officer,                   Insurance Company of
                                                                         ING U.S. Worksite                    Georgia, Midwestern
                                                                         Financial Services                   United Life Insurance
                                                                         (December 2000 -                     Co., ReliaStar Life
                                                                         Present); Member, ING                Insurance Co.,
                                                                         Americas Executive                   Security Life of
                                                                         Committee (2001 -                    Denver, Security
                                                                         Present); President,                 Connecticut Life
                                                                         Chief Executive                      Insurance Co.,
                                                                         Officer and Director                 Southland Life
                                                                         of Northern Life                     Insurance Co., USG
                                                                         Insurance Company                    Annuity and Life
                                                                         (March 2001 - October                Company, and United
                                                                         2002), ING Aeltus                    Life and Annuity
                                                                         Holding Company, Inc.                Insurance Co. Inc;
                                                                         (2000 - Present), ING                Director, Ameribest
                                                                         Retail Holding                       Life Insurance Co.;
                                                                         Company (1998 -                      Director, First
                                                                         Present), and ING                    Columbine Life
                                                                         Retirement Holdings,                 Insurance Co.; Member
                                                                         Inc. (1997 -                         of the Board,
                                                                         Present). Formerly,                  National Commission
                                                                         General Manager and                  on Retirement Policy,
                                                                         Chief Executive                      Governor's Council on
                                                                         Officer, ING Worksite                Economic
                                                                         Division (December                   Competitiveness and
                                                                         2000 - October 2001),                Technology of
                                                                         President, ING-SCI,                  Connecticut,
                                                                         Inc. (August 1997 -                  Connecticut Business
                                                                         December 2000);                      and Industry
                                                                         President, Aetna                     Association,
                                                                         Financial Services                   Bushnell; Connecticut
                                                                         (August 1997 -                       Forum; Metro Hartford
                                                                         December 2000).                      Chamber of Commerce;
                                                                                                              and is Chairman,
                                                                                                              Concerned Citizens
                                                                                                              for Effective
                                                                                                              Government.

                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS
                                 POSITION(S)                                   PRINCIPAL           IN FUND
                                  HELD WITH        TERM OF OFFICE            OCCUPATION(S) -       COMPLEX
                                   COMPANY/         AND LENGTH OF              DURING THE        OVERSEEN BY  OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE               TRUST         TIME SERVED(1)(2)           PAST 5 YEARS       TRUSTEE****    HELD BY TRUSTEE
---------------------               -----         -----------------           ------------       -----------    ---------------
JOHN G. TURNER(3)              Chairman and   October 1999 - Present     Chairman, Hillcrest         114      Director, Hormel
7337 E. Doubletree Ranch Rd.   Director /                                Capital Partners (May                Foods Corporation;
Scottsdale, Arizona 85258      Trustee                                   2002-Present);                       Shopko Stores, Inc.;
Date of Birth:  10/03/1939                                               President, Turner                    and M.A. Mortenson
                                                                         Investment Company                   Company.
                                                                         (January 2002 -
                                                                         Present). Mr. Turner
                                                                         was formerly Vice
                                                                         Chairman of ING
                                                                         Americas (2000 -
                                                                         2002); Chairman and
                                                                         Chief Executive
                                                                         Officer of ReliaStar
                                                                         Financial Corp. and
                                                                         ReliaStar Life
                                                                         Insurance Company
                                                                         (1993 - 2000);
                                                                         Chairman of ReliaStar
                                                                         United Services Life
                                                                         Insurance Company
                                                                         (1995 - 1998);
                                                                         Chairman of ReliaStar
                                                                         Life Insurance
                                                                         Company of New York
                                                                         (1995 - 2001);
                                                                         Chairman of Northern
                                                                         Life Insurance
                                                                         Company (1992 -
                                                                         2001); Chairman and
                                                                         Trustee of the
                                                                         Northstar affiliated
                                                                         investment companies
                                                                         (1993 - 2001) and
                                                                         Director, Northstar
                                                                         Investment Management
                                                                         Corporation and its
                                                                         affiliates (1993 -
                                                                         1999 ).



(1) Directors/Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy which states that each duly elected or appointed Director/Trustee who is not an "interested person" of the Company/Trust, as defined in the 1940 Act ("Independent Directors/Trustees"), shall retire from service as a Director/Trustee at the first regularly scheduled quarterly meeting of the Board that is held after the Director/Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Director/Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Company/Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, whether for purposes of appointing a successor to the Director/Trustee or if otherwise necessary under applicable law, in which even the extension would apply until such time as the shareholder meeting can be held or is no longer needed.



(2) Unless otherwise noted, this column refers to ING Equity Trust, ING Investment Funds, Inc. and ING Mayflower Trust.




(3) Messrs. McInerney and Turner are deemed to be "interested persons," as defined by the 1940 Act, because of their affiliation with ING Groep, N.V., the parent corporation of the investment adviser, ING Investment.






**** For the purposes of this table, "Fund Complex" means the following investment companies: ING Equity Trust; ING Funds Trust; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; USLICO Series Fund, ING Partners, Inc.; ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING Get Funds; ING VP Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds, Inc.; ING Variable Portfolios, Inc.; and ING Series Fund, Inc.

OFFICERS

Information about the ING Funds' officers are set forth in the table below:


                               POSITIONS HELD WITH THE        TERM OF OFFICE AND LENGTH    PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS AND AGE          COMPANY / TRUST                  OF TIME SERVED (1)(2)          THE LAST FIVE YEARS (3)
---------------------          ---------------                  ---------------------          -----------------------
JAMES M. HENNESSY              President and Chief            February 2001 to Present     President and Chief
7337 E. Doubletree Ranch Rd.   Executive Officer                                           Executive Officer, ING
Scottsdale, Arizona 85258                                                                  Capital Corporation, LLC,
Date of Birth:  04/09/1949     Chief Operating Officer        June 2000 to Present         ING Funds Services, LLC,
                                                                                           ING Advisors, Inc., ING
                                                                                           Investments, LLC,
                               Senior Executive Vice          June 2000 - February 2001    Lexington Funds
                               President                                                   Distributor, Inc., Express
                                                                                           America T.C., Inc. and
                               Senior Vice President          April 1995 - June 2000 for   EAMC Liquidation Corp.
                                                              ING Investment Funds, Inc.   (December 2001 - Present);
                                                                                           Executive Vice President
                               Secretary                      April 1995 - February 2001   and Chief Operating
                                                              for ING Investment Funds,    Officer and ING Funds
                                                              Inc.                         Distributor, LLC (June
                                                                                           2000 - Present). Formerly,
                                                              November 1999 - February     Executive Vice President
                                                              2001 for ING Equity Trust    and Chief Operating
                                                              and ING Mayflower Trust      Officer, ING Quantitative
                                                                                           Management, Inc. (October
                                                                                           2001 - September 2002),
                                                                                           Senior Executive Vice
                                                                                           President (June 2000 -
                                                                                           December 2000) and
                                                                                           Secretary (April 1995 -
                                                                                           December 2000), ING
                                                                                           Capital Corporation, LLC,
                                                                                           ING Funds Services, LLC,
                                                                                           ING Investments, LLC, ING
                                                                                           Advisors, Inc., Express
                                                                                           America T.C., Inc. and
                                                                                           EAMC Liquidation Corp.;
                                                                                           Executive Vice President,
                                                                                           ING Capital Corporation,
                                                                                           LLC and its affiliates
                                                                                           (May 1998 - June 2000);
                                                                                           and Senior Vice President,
                                                                                           ING Capital Corporation,
                                                                                           LLC and its affiliates
                                                                                           (April 1995 - April 1998).

STANLEY D. VYNER               Executive Vice President       July 1996 - Present for      Executive Vice President,
7337 E. Doubletree Ranch Rd.                                  ING Investment Funds, Inc.   ING Advisors, Inc. and ING
Scottsdale, Arizona 85258                                                                  Investments, LLC (July
Date of Birth:  05/14/1950                                    November 1999 - Present      2000 - Present) and Chief
                                                              for ING Equity Trust and     Investment Officer of the
                                                              ING Mayflower Trust          International Portfolios,
                                                                                           ING Investments, LLC (July
                                                                                           1996 - Present). Formerly,
                                                                                           President and Chief
                                                                                           Executive Officer, ING
                                                                                           Investments, LLC (August
                                                                                           1996 - August 2000).

MICHAEL J. ROLAND              Executive Vice President       February 2002 - Present      Executive Vice President,
7337 E. Doubletree Ranch Rd.   and Assistant Secretary                                     Chief Financial Officer
Scottsdale, Arizona 85258                                                                  and Treasurer, ING Funds
Date of Birth:  05/30/1958     Principal Financial Officer    June 1998 - Present for      Services, LLC, ING Funds
                                                              ING Investment Funds, Inc.   Distributor, LLC, ING
                                                                                           Advisors, Inc., ING
                                                              November 1999 - Present      Investments, LLC, Inc.,
                                                              for ING Equity Trust and     Lexington Funds
                                                              ING Mayflower Trust          Distributor, Inc., Express
                                                                                           America T.C., Inc. and
                               Senior Vice President          June 1998 - February 2002    EAMC Liquidation Corp.
                                                              for ING Investment Inc.      (December 2001 - Present).
                                                                                           Formerly, Executive Vice
                                                              November 1999 - February     President, Chief Financial
                                                              2002 for ING Equity Trust    Officer and Treasurer ING
                                                              and ING Mayflower Trust      Quantitative Management
                                                                                           (December 2001 - September
                                                                                           2002), Senior Vice
                                                                                           President, ING Funds
                                                                                           Services, LLC, ING
                                                                                           Investments, LLC and ING
                                                                                           Funds Distributor, LLC
                                                                                           (June 1998 - December
                                                                                           2001) and Chief Financial
                                                                                           Officer of Endeavor Funds,
                                                                                           Group (April 1997 - June
                                                                                           1998).

                               POSITIONS HELD WITH THE        TERM OF OFFICE AND LENGTH    PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS AND AGE          COMPANY / TRUST                  OF TIME SERVED (1)(2)          THE LAST FIVE YEARS (3)
---------------------          ---------------                  ---------------------          -----------------------
ROBERT S. NAKA                 Senior Vice President          November 1999 - Present      Senior Vice President and
7337 E. Doubletree Ranch Rd.                                                               Assistant Secretary, ING
Scottsdale, Arizona 85258      Assistant Secretary            July 1996 - Present for      Funds Services, LLC, ING
Date of Birth:  06/17/1963                                    ING Investment Funds, Inc.   Funds Distributor, LLC,
                                                                                           ING Advisors, Inc., ING
                                                              November 1999 - Present      Capital Corporation, LLC,
                                                              for ING Equity Trust and     ING Investments, LLC
                                                              ING Mayflower Trust          (October 2001 - Present)
                                                                                           and Lexington Funds
                               Vice President                 May 1997 - November 1999     Distributor, Inc.
                                                              for ING Investment Funds,    (December 2001 - Present).
                                                              Inc.                         Formerly, Senior Vice
                                                                                           President and Assistant
                               Assistant Vice President       July 1996 - May 1997 for     Secretary, ING
                                                              ING Investment Funds, Inc.   Quantitative Management,
                                                                                           Inc. (October 2001 -
                                                                                           September 2002), Vice
                                                                                           President, ING
                                                                                           Investments, LLC (April
                                                                                           1997 - October 1999), ING
                                                                                           Funds Services, LLC
                                                                                           (February 1997 - August
                                                                                           1999) and Assistant Vice
                                                                                           President, ING Funds
                                                                                           Services, LLC (August 1995
                                                                                           - February 1997).

ROBYN L. ICHILOV               Vice President                 November 1997 - Present      Vice President, ING Funds
7337 E. Doubletree Ranch Rd.                                  for ING Investment Funds,    Services, LLC (October
Scottsdale, Arizona 85258                                     Inc.                         2001 - Present) and ING
Date of Birth:  09/25/1967                                                                 Investments, LLC (August
                                                              November 1999 - Present      1997 - Present);
                                                              for ING Equity Trust and     Accounting Manager, ING
                                                              ING Mayflower Trust          Investments, LLC (November
                                                                                           1995 - Present).
                               Treasurer                      May 1998 - Present for ING
                                                              Investment Funds, Inc.

                                                              November 1999 - Present
                                                              for ING Equity Trust and
                                                              ING Mayflower Trust

KIMBERLY A. ANDERSON           Vice President and Secretary   February 2001 - Present      Vice President, ING Funds
7337 E. Doubletree Ranch Rd.                                                               Services, LLC, ING Funds
Scottsdale, Arizona 85258      Assistant Vice President       November 1999 - February     Distributor, LLC, ING
Date of Birth:  07/25/1964     and Assistant Secretary        2001                         Advisors, Inc., ING
                                                                                           Investments, LLC (October
                                                                                           2001 - Present) and
                                                                                           Lexington Funds
                                                                                           Distributor, Inc.
                                                                                           (December 2001 - Present).
                                                                                           Formerly, Secretary, ING
                                                                                           Funds Services, LLC, ING
                                                                                           Funds Distributor, LLC,
                                                                                           ING Advisors, Inc., ING
                                                                                           Investments, LLC (October
                                                                                           2001 - August 2003) and
                                                                                           Lexington Funds
                                                                                           Distributor, Inc.
                                                                                           (December 2001 - August
                                                                                           2003) Formerly, Vice
                                                                                           President, ING
                                                                                           Quantitative Management,
                                                                                           Inc. (October 2001 -
                                                                                           September 2002); Assistant
                                                                                           Vice President, ING Funds
                                                                                           Services, LLC (November
                                                                                           1999 - January 2001) and
                                                                                           has held various other
                                                                                           positions with ING Funds
                                                                                           Services, LLC for more
                                                                                           than the last five years.

                               POSITIONS HELD WITH THE        TERM OF OFFICE AND LENGTH    PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS AND AGE          COMPANY / TRUST                  OF TIME SERVED (1)(2)          THE LAST FIVE YEARS (3)
---------------------          ---------------                  ---------------------          -----------------------
LAUREN D. BENSINGER            Vice President                 February 2003 - Present      Vice President and Chief
7337 E. Doubletree Ranch Rd.                                                               Compliance Officer, ING
Scottsdale, Arizona 85258                                                                  Funds Distributor, LLC
Date of Birth:  02/06/1954                                                                 (July, 1995 to Present);
                                                                                           Vice President (February,
                                                                                           1996 to Present) and Chief
                                                                                           Compliance Officer
                                                                                           (October, 2001 to
                                                                                           Present), ING Investments,
                                                                                           LLC; Vice President and
                                                                                           Chief Compliance Officer,
                                                                                           ING Advisors, Inc. (July
                                                                                           2000 to Present);
                                                                                           Formerly, Vice President
                                                                                           and Chief Compliance
                                                                                           Officer ING Quantitative
                                                                                           Management, Inc. (July
                                                                                           2000 to September 2002)
                                                                                           and Vice President ING
                                                                                           Fund Services, LLC (July
                                                                                           1995 to Present).

J. DAVID GREENWALD             Vice President                 August 2003 - Present        Vice President of Mutual
7337 E. Doubletree Ranch Rd.                                                               Fund Compliance of ING
Scottsdale, Arizona 85258                                                                  Funds Services, LLC (May
Date of Birth:  09/24/1957                                                                 2003 - Present). Formerly
                                                                                           Assistant Treasurer and
                                                                                           Director of Mutual Fund
                                                                                           Compliance and Operations
                                                                                           of American Skandia, A
                                                                                           Prudential Financial
                                                                                           Company (October 1996 - May
                                                                                           2003).

HUEY P. FALGOUT                Secretary                      August 2003 - Present        Counsel, ING U.S.
7337 E. Doubletree Ranch Rd.                                                               Financial Services
Scottsdale, Arizona 85258                                                                  (November 2002 - Present).
Date of Birth:  11/15/1963                                                                 Formerly, Associate
                                                                                           General Counsel of AIG
                                                                                           American General (January
                                                                                           1999 - November 2002) and
                                                                                           Associate General Counsel
                                                                                           of Van Kampen, Inc. (April
                                                                                           1992 - January 1999).

TODD MODIC                     Vice President                 August 2003 - Present        Vice President of
7337 E. Doubletree Ranch Rd.                                                               Financial Reporting - Fund
Scottsdale, Arizona 85258      Assistant Vice President       August 2001 - August 2003    Accounting of ING Fund
Date of Birth:  11/03/1967                                                                 Services, LLC (September
                                                                                           2002 - Present); Director
                                                                                           of Financial Reporting,
                                                                                           ING Investments, LLC
                                                                                           (March 2001 - September
                                                                                           2002). Formerly, Director
                                                                                           of Financial Reporting,
                                                                                           Axient Communications,
                                                                                           Inc. (May 2000 - January
                                                                                           2001) and Director of
                                                                                           Finance, Rural/Metro
                                                                                           Corporation (March 1995 -
                                                                                           May 2000).

SUSAN P. KINENS                Assistant Vice President       February 2003 - Present      Assistant Vice President
7337 E. Doubletree Ranch Rd.   and Assistant Secretary                                     and Assistant Secretary,
Scottsdale, Arizona 85258                                                                  ING Funds Services, LLC
Date of Birth:  12/31/1976                                                                 (December 2002 - Present);
                                                                                           and has held various other
                                                                                           positions with ING Funds
                                                                                           Services, LLC for the last
                                                                                           five years.

MARIA M. ANDERSON              Assistant Vice President       August 2001 - Present        Assistant Vice President,
7337 E. Doubletree Ranch Rd.                                                               ING Funds Services, LLC
Scottsdale, Arizona 85258                                                                  (October 2001 - Present).
Date of Birth:  05/29/1958                                                                 Formerly, Manager of Fund
                                                                                           Accounting and Fund
                                                                                           Compliance, ING
                                                                                           Investments, LLC
                                                                                           (September 1999 - November
                                                                                           2001); Section Manager of
                                                                                           Fund Accounting, Stein Roe
                                                                                           Mutual Funds (July 1998 -
                                                                                           August 1999); and
                                                                                           Financial Reporting
                                                                                           Analyst, Stein Roe Mutual
                                                                                           Funds (August 1997 - July
                                                                                           1998).


(1) The officers hold office until the next annual meeting of the Directors/Trustees and until their successors shall have been elected and qualified.


(2) Unless otherwise noted, this column refers to ING Equity Trust, ING Investment Funds, Inc. and ING Mayflower Trust.


(3) On March 1, 2002, the former Aetna funds (consisting of 8 registrants with 50 series) joined the fund complex and the name of the fund complex changed to "ING Funds."

(4) The following documents the evolution of the name of each corporate entity referenced in the above biographies:

ING Investments, LLC (March 2002 - name changed from ING             ING Funds Services, LLC (March 2002 - name changed from ING
   Pilgrim Investments, LLC)                                            Pilgrim Group, LLC)

   ING Mutual Funds Management Co., LLC (April 2001 - merged            ING Pilgrim Group, Inc. (February 2001 - merged into Pilgrim
      into ING Pilgrim Investments, LLC)                                   Group LLC)
   ING Pilgrim Investments, Inc. (February 2001 - merged into           ING Pilgrim Group, LLC (February 2001 - formed)
      ING Pilgrim Investments, LLC)                                     ING Pilgrim Group, Inc. (September 2000 - name changed from
   ING Pilgrim Investments, LLC (February 2001 - formed)                   Pilgrim Group, Inc.)
   ING Pilgrim Investments, Inc. (September 2000 - name changed         Lexington Global Asset Managers, Inc. (July 2000 - merged
      from Pilgrim Investments, Inc.)                                      into Pilgrim Group, Inc.)
   Pilgrim Advisors, Inc.** (April 2000 - merged into Pilgrim           Northstar Administrators, Inc. (November 1999 - merged into
      Investments, Inc.)                                                   Pilgrim Group, Inc.)
   Pilgrim Investments, Inc. (October 1998 - name changed from          Pilgrim Group, Inc. (October 1998 - name changed from
      Pilgrim America Investments, Inc.)                                   Pilgrim American Group, Inc.)
   Pilgrim America Investments, Inc. (April 1995 - name changed         Pilgrim America Group, Inc. (April 1995 - name changed from
      from Newco Advisory Corporation)                                     Newco Holdings Management Corporation)
   Newco Advisory Corporation (December 1994 - incorporated)            Newco Holdings Management Corporation (December 1994 -
                                                                           incorporated)

      **Pilgrim Advisors, Inc. (November 1999 - name changed from Northstar Investment Management Corporation)

ING Funds Distributor, LLC (October 2002 - Present).                 ING Capital Corporation, LLC (March 2002 - name changed from
                                                                        ING Pilgrim Capital Corporation, LLC)
   ING Funds Distributor, Inc (October 2002- merged into ING
      Funds Distributor, LLC)                                           ING Pilgrim Capital Corporation (February 2001 - merged into
   ING Funds Distributor, Inc (March 2002- name changed from               ING Pilgrim Capital Corporation, LLC)
      ING Pilgrim Securities, Inc.)                                     ING Pilgrim Capital Corporation, LLC (February 2001 -
   ING Pilgrim Securities, Inc. (September 2000 - name changed             formed)
      from Pilgrim Securities, Inc.)                                    ING Pilgrim Capital Corporation (September 2000 - name
   Northstar Distributors Inc. (November 1999 - merged into                changed from Pilgrim Capital Corporation)
      Pilgrim Securities, Inc.)                                         Pilgrim Capital Corporation (February 2000 - name changed
   Pilgrim Securities, Inc. (October 1998 - name changed from              from Pilgrim Holdings Corporation)
      Pilgrim America Securities, Inc.)                                 Pilgrim Holdings Corporation (October 1999 - name changed
   Pilgrim America Securities, Inc. (April 1995 - name changed             from Northstar Holdings, Inc.)
      from Newco Distributors Corporation)                              Northstar Holdings, Inc. (October 1999 - merged into Pilgrim
   Newco Distributors Corporation (December 1994 -                         Capital Corporation)
      incorporated)                                                     Pilgrim Capital Corporation (June 1999 - name changed from
                                                                           Pilgrim America Capital Corporation)
                                                                        Pilgrim Capital Corporation (June 1999 - merged into Pilgrim
                                                                           America Capital Corporation)
                                                                        Pilgrim America Capital Corporation (April 1997 -
                                                                           incorporated)

ING Advisors, Inc. (March 2002 - name changed from ING Pilgrim       ING Quantitative Management, Inc. (March 2002 - name changed
   Advisors, Inc.)                                                      from ING Pilgrim Quantitative Management, Inc.)

   ING Pilgrim Advisors, Inc. (March 2001 - name changed from           ING Pilgrim Quantitative Management, Inc. (March 2001 - name
      ING Lexington Management Corporation)                                changed from Market Systems Research Advisors)
   ING Lexington Management Corporation (October 2000 name              Market Systems Research Advisors, Inc. (November 1986 -
      changed from Lexington Management Corporation)                       incorporated)
   Lexington Management Corporation (December 1996 -
      incorporated)

BOARD

      The Board governs each Fund and is responsible for protecting the interests of shareholders. The Directors/Trustees are experienced executives who oversee the ING Funds' activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.


FREQUENCY OF BOARD MEETINGS



      The Board currently conducts regular meetings four (4) times a year. The Audit and Valuation and Proxy Voting Committees also meet regularly four (4) times per year, respectively, and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.


      Committees


      An Executive Committee of the Board was formed in order to act on behalf of the full Board between meetings when necessary. The Committee currently consists of two Independent Directors/Trustees and two Directors/Trustees who are "interested persons," as defined in the 1940 Act. The following Directors/Trustees serve as members of the Executive Committee: Messrs. Turner, McInerney, May and Patton. Mr. Turner serves as Chairman of the Committee. The Executive Committee held four (4) meetings during the fiscal year ended May 31, 2003.



      The Board has an Audit Committee whose function is to meet with the independent auditors of each Company to review the scope of the Company's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of four Independent Directors/Trustees: Messrs. Earley, Rieke, Vincent, and Putnam. Mr. Earley serves as Chairman of the Committee. The Audit Committee held four (4) meetings during the fiscal year ended May 31, 2003.



      The Board has a Valuation and Proxy Voting Committee (formerly the Valuation Committee) whose functions include, among others, reviewing the determination of the value of securities held by the Funds for which market value quotations are not readily available and, beginning in July 2003, overseeing management's administration of proxy voting. The Committee currently consists of five Independent Directors/Trustees: Messrs. May, Doherty, Patton, and Wedemeyer and Dr. Gitenstein. Mr. Patton serves as Chairman of the Committee. The Valuation and Proxy Voting Committee held four (4) meetings during the fiscal year ended May 31, 2003 (while it was the Valuation Committee).



      The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director/Trustee vacancies on the Board. The Nominating Committee currently consists of four Independent Directors/Trustees: Dr. Gitenstein and Messrs. Doherty, May, and Wedemeyer. Mr. May serves as Chairman of the Committee. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Nominating Committee did not hold a meeting during the fiscal year ended May 31, 2003.



      The Board has established an Investment Review Committee that will monitor the investment performance of the Funds and to make recommendations to the Board with respect to the Funds. The Committee for the domestic equity funds currently consists of four Independent Directors/Trustees and one Director/Trustee who is an "interested person," as defined in the 1940 Act: Messrs. Rieke, Putnam, Earley, Turner and Vincent. Mr. Vincent serves as Chairman of the Committee. The Investment Review Committee was established on December 17, 2001; the Investment Review Committee held four (4) meetings during the fiscal year ended May 31, 2003.

DIRECTOR/TRUSTEE OWNERSHIP OF SECURITIES




Share Ownership Policy

      In order to further align the interests of the Independent
Directors/Trustees with shareholders, it is the policy to own beneficially shares of one or more ING Funds at all times. For this purpose, beneficial ownership of Fund shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a Fund.

      Under this Policy, the initial value of investments in the ING Funds that are beneficially owned by a Director/Trustee must equal at least $50,000. Existing Directors/Trustees shall have a reasonable amount of time from the date of adoption of this Policy in order to satisfy the foregoing requirements. A new Director/Trustee shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Director/Trustee. A decline in the value of any Fund investments will not cause a Director/Trustee to have to make any additional investments under this Policy.

Set forth below is the dollar range of equity securities owned by each Trustee as of December 31, 2002.

                                            DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND AS OF DECEMBER 31, 2002
                                            ----------------------------------------------------------------------
                                                                                                                      LARGE
                                          EQUITY       FINANCIAL          GROWTH        GROWTH +      LARGECAP       COMPANY   REAL
NAME OF                      CONVERTIBLE  AND BOND      SERVICES       OPPORTUNITIES     VALUE         GROWTH         VALUE   ESTATE
DIRECTOR/TRUSTEE                FUND       FUND          FUND              FUND           FUND          FUND          FUND     FUND
----------------                ----       ----          ----              ----           ----          ----          ----     ----
INDEPENDENT
  DIRECTORS/TRUSTEES

Paul S. Doherty                 None       None          None        $10,001 - $50,000    None    $10,001 - $50,000   None     None
J. Michael Earley (1)           None       None          None              None           None          None          None     None
R. Barbara Gitenstein(1)        None       None          None              None           None          None          None     None
Walter H. May                   None       None          None              None           None          None          None     None
Jock Patton                     None       None    $10,001 - $50,000   $1 - $10,000       None          None          None     None
David W. C. Putnam              None       None          None              None           None          None          None     None
Blaine E. Rieke                            None          None              None           None    $10,001 -$50,000    None     None
Roger B. Vincent(1)             None       None          None              None           None          None          None     None
Richard A. Wedemeyer            None       None          None              None           None          None          None     None

                                            DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND AS OF DECEMBER 31, 2002
                                            ----------------------------------------------------------------------
                                                                                                                      LARGE
                                          EQUITY       FINANCIAL          GROWTH        GROWTH +      LARGECAP       COMPANY   REAL
NAME OF                      CONVERTIBLE  AND BOND      SERVICES       OPPORTUNITIES     VALUE         GROWTH         VALUE   ESTATE
DIRECTOR/TRUSTEE                FUND       FUND          FUND              FUND           FUND          FUND          FUND     FUND
----------------                ----       ----          ----              ----           ----          ----          ----     ----
DIRECTORS/TRUSTEES WHO ARE
  "INTERESTED PERSONS"

Thomas J. McInerney             None       None          None              None           None    $10,001 - $50,000   None     None
John G. Turner                  None       None          None              None           None          None          None     None

-------------


(1)   Commenced service as a Director/Trustee on February 26, 2002.









                                                           DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND AS OF DECEMBER 31, 2002
                                                           ----------------------------------------------------------------------

                                    MIDCAP               SMALLCAP            MIDCAP            DISCIPLINED           SMALLCAP
                                    VALUE                 VALUE           OPPORTUNITIES         LARGECAP           OPPORTUNITIES
NAME OF DIRECTOR/TRUSTEE            FUND                  FUND                FUND                FUND                 FUND
------------------------            ----                  ----                ----                ----                 ----

INDEPENDENT
  DIRECTORS/TRUSTEES

Paul S. Doherty                     None                  None                None                None          $10,001 - $50,000
J. Michael Earley (1)               None                  None                None                None                 None
R. Barbara Gitenstein (1)           None                  None                None                None                 None
Walter H. May                $50,001 - $100,000    $50,001 - $100,000         None                None          $50,001 - $100,00
Jock Patton                         None                  None                None                None            $$1 - $10,000
David W. C. Putnam                  None                  None                None                None                 None
Blaine E. Rieke                     None                  None          $10,001 -$50,000                         $10,001 -$50,000
Roger B. Vincent (1)                None                  None          $10,001 - $50,000   $10,001 - $50,000          None
Richard A. Wedemeyer                None                  None            $1 - $10,000            None                 None

DIRECTORS/TRUSTEES WHO ARE
  "INTERESTED PERSONS"

Thomas J. McInerney                 None                  None                None                None                 None
John G. Turner                      None                  None            $1 - $10,000            None                 None


                                                                AGGREGATE DOLLAR
                                                                 RANGE OF EQUITY
                                                                SECURITIES IN ALL
                                                                   REGISTERED
                                                              INVESTMENT COMPANIES
                                                                  OVERSEEN BY
                                                                DIRECTOR/TRUSTEE
                                                                  IN FAMILY OF
                                                              INVESTMENT COMPANIES
                                                              --------------------
                               TAX
                             EFFICIENT
                              EQUITY         MAGNACAP
NAME OF DIRECTOR/TRUSTEE       FUND            FUND
------------------------       ----            ----

INDEPENDENT
  DIRECTORS/TRUSTEES

Paul S. Doherty                None            None            $50,001 - $100,000
J. Michael Earley (1)          None            None                   None
R. Barbara Gitenstein (1)      None            None             $10,001 - $50,000
Walter H. May                  None            None               Over $100,000
Jock Patton                    None      $10,001 - $50,000     $50,001 to $100,000
David W. C. Putnam             None            None               Over $100,000
Blaine E. Rieke                None            None            $50,001 - $100,000
Roger B. Vincent (1)           None      $10,001 - $50,000        Over $100,000
Richard A. Wedemeyer           None            None             $10,001 - $50,000

DIRECTORS/TRUSTEES WHO ARE
  "INTERESTED PERSONS"

Thomas J. McInerney            None            None             $10,001 - $50,000
John G. Turner                 None            None               Over $100,000



-------------


(1)   Commenced service as a Director/Trustee on February 26, 2002.

INDEPENDENT DIRECTOR/TRUSTEE OWNERSHIP OF SECURITIES

      Set forth in the table below is information regarding each Independent Director/Trustee's (and his or her immediate family members') share ownership in securities of the ING Funds' investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the ING Funds (not including registered investment companies) as of December 31, 2002.


                             NAME OF OWNERS
      NAME OF               AND RELATIONSHIP               TITLE OF     VALUE OF     PERCENTAGE
  DIRECTOR/TRUSTEE             TO DIRECTOR      COMPANY     CLASS      SECURITIES     OF CLASS
  ----------------             -----------      -------     -----      ----------     --------
PAUL S. DOHERTY                    N/A            N/A        N/A           $0            N/A
J. MICHAEL EARLEY(1)               N/A            N/A        N/A           $0            N/A
R. BARBARA GITENSTEIN(1)           N/A            N/A        N/A           $0            N/A
WALTER H. MAY                      N/A            N/A        N/A           $0            N/A
JOCK PATTON                        N/A            N/A        N/A           $0            N/A
DAVID W. C. PUTNAM                 N/A            N/A        N/A           $0            N/A
BLAINE E. RIEKE                    N/A            N/A        N/A           $0            N/A
ROGER B. VINCENT(1)                N/A            N/A        N/A           $0            N/A
RICHARD A. WEDEMEYER               N/A            N/A        N/A           $0            N/A


-------------
(1)   Commenced service as a Director/Trustee on February 26, 2002.

COMPENSATION OF DIRECTORS/TRUSTEES


      Each Fund pays each Director/Trustee who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $40,000 (Messrs. Patton and May, as lead Directors/Trustees, receive an annual retainer of $55,000); (ii) $7,000 for each in person meeting of the Board; (iii) $2,000 per attendance of any committee meeting (Chairpersons receive an additional $1,000 for each committee meeting) ; (iv) $2,000 per special telephonic meeting; and
(v) out of pocket expenses. The pro rata share paid by each Fund is based on each Fund's average net assets as a percentage of the average net assets of all the Funds managed by the investment adviser or its affiliate, Directed Services, Inc., for which the Directors/Trustees serve in common as Directors/Trustees.



      The following table sets forth information provided by the Funds' investment adviser regarding compensation of Directors/Trustees by each Fund and other funds managed by ING and its affiliates for the fiscal year ended May 31, 2003. Officers of the Companies and Directors/Trustees who are interested persons of the Companies do not receive any compensation from a Fund or any other funds managed by the investment adviser.

                               COMPENSATION TABLE


                                                                                                                           TOTAL
                                                                                                                        COMPENSATION
                                                                                                                            FROM
                                                                                                 PENSION OR              REGISTRANT
                                                                                                 RETIREMENT               AND FUND
                                                                                                  BENEFITS   ESTIMATED    COMPLEX
                                                                                         LARGE    ACCRUED      ANNUAL     PAID TO
                                           FINANCIAL    GROWTH      GROWTH +  LARGECAP  COMPANY  AS PART OF   BENEFITS   DIRECTORS/
     NAME OF      CONVERTIBLE  EQUITY AND  SERVICES  OPPORTUNITIES   VALUE     GROWTH    VALUE      FUND        UPON      TRUSTEES
PERSON, POSITION     FUND      BOND FUND     FUND        FUND         FUND      FUND      FUND    EXPENSES   RETIREMENT    (3)(4)
----------------     ----      ---------     ----        ----         ----      ----      ----    --------   ----------    ------
S.M.S. CHADHA(1)      N/A         N/A         N/A         N/A          N/A       N/A     1,031       N/A         N/A        14,379
ADVISORY BOARD
MEMBER

PAUL S. DOHERTY       627         206         899         665          574       534      242        N/A         N/A        91,625
DIRECTOR/TRUSTEE

J. MICHAEL EARLEY    1,121        612        1,123        611          818       658     1,420       N/A         N/A        90,375
DIRECTOR/TRUSTEE

R. BARBARA            635         285        1,030        632          781       606      451        N/A         N/A        83,625
GITENSTEIN
DIRECTOR/TRUSTEE

R. GLENN              N/A         N/A         N/A         N/A          N/A       N/A      N/A        N/A         N/A         N/A
HILLIARD(3)
DIRECTOR/TRUSTEE

WALTER H. MAY         920         412        1,486        909         1,120      872      652        N/A         N/A       109,125
DIRECTOR/TRUSTEE

ANDREW M.             N/A         N/A         N/A         N/A          N/A       N/A      929        N/A         N/A        13,026
MCCOSH(1)
ADVISORY BOARD
MEMBER

THOMAS J.             N/A         N/A         N/A         N/A          N/A       N/A      N/A        N/A         N/A         N/A
MCINERNEY(3)
DIRECTOR/TRUSTEE

JOCK PATTON           541         334        1,514       1,054         982       886     1,536       N/A         N/A       117,375
DIRECTOR/TRUSTEE

DAVID W.C. PUTNAM
DIRECTOR/TRUSTEE      716         320        1,160        710          878       682      508        N/A         N/A        84,625

                                                                                                                           TOTAL
                                                                                                                        COMPENSATION
                                                                                                                            FROM
                                                                                                 PENSION OR              REGISTRANT
                                                                                                 RETIREMENT               AND FUND
                                                                                                  BENEFITS   ESTIMATED    COMPLEX
                                                                                         LARGE    ACCRUED      ANNUAL     PAID TO
                                           FINANCIAL    GROWTH      GROWTH +  LARGECAP  COMPANY  AS PART OF   BENEFITS   DIRECTORS/
     NAME OF      CONVERTIBLE  EQUITY AND  SERVICES  OPPORTUNITIES   VALUE     GROWTH    VALUE      FUND        UPON      TRUSTEES
PERSON, POSITION     FUND      BOND FUND     FUND        FUND         FUND      FUND      FUND    EXPENSES   RETIREMENT    (3)(4)
----------------     ----      ---------     ----        ----         ----      ----      ----    --------   ----------    ------
BLAINE E. RIEKE      1,999        382         253         796          909      1,174     462        N/A         N/A        92,625
DIRECTOR/TRUSTEE

JOHN G. TURNER(2)     N/A         N/A         N/A         N/A          N/A       N/A      N/A        N/A         N/A         N/A
DIRECTOR/TRUSTEE

ROGER B. VINCENT      786         338        1,282        775          954       749      561        N/A         N/A        94,628
DIRECTOR/TRUSTEE

RICHARD A.            560         126         911         621          653       541      335        N/A         N/A       103,625
WEDEMEYER
DIRECTOR/TRUSTEE







                                                                                                      TAX
                                MIDCAP      MIDCAP    REAL    DISCIPLINED    SMALLCAP     SMALLCAP  EFFICIENT
     NAME OF       MAGNACAP  OPPORTUNITIES  VALUE    ESTATE    LARGECAP    OPPORTUNITIES   VALUE     EQUITY
PERSON, POSITION     FUND        FUND        FUND    FUND(5)     FUND          FUND         FUND      FUND
----------------     ----        ----        ----    -------     ----          ----         ----      ----
S.M.S. CHADHA(1)      N/A         N/A         N/A      N/A        N/A           N/A          N/A       N/A
ADVISORY BOARD
MEMBER

PAUL S. DOHERTY       673         755          91       34        460           899          196       125
DIRECTOR/TRUSTEE

J. MICHAEL EARLEY     842         687         648      142        270           976          112       118
DIRECTOR/TRUSTEE

R. BARBARA            772         597         113      177        292           988          102       109
GITENSTEIN
DIRECTOR/TRUSTEE

R. GLENN              N/A         N/A         N/A      N/A        N/A           N/A          N/A       N/A
HILLIARD(2)(6)
DIRECTOR/TRUSTEE

WALTER H. MAY        1,114        859         163      160        421          1,417         147       158
DIRECTOR/TRUSTEE

ANDREW M.             N/A         N/A         N/A      N/A        N/A           N/A          N/A       N/A
MCCOSH(1)
ADVISORY BOARD
MEMBER

THOMAS J.             N/A         N/A         N/A      N/A        N/A           N/A          N/A       N/A
MCINERNEY(2)
DIRECTOR/TRUSTEE

JOCK PATTON          1,136       1,151        162      188        674          1,423         281       151
DIRECTOR/TRUSTEE

DAVID W.C. PUTNAM
DIRECTOR/TRUSTEE      870         672         127      272        329          1,110         114       123

BLAINE E. RIEKE       737         822         132      209        443          1,227         173       157
DIRECTOR/TRUSTEE

JOHN G. TURNER(2)     N/A         N/A         N/A      N/A        N/A           N/A          N/A       N/A
DIRECTOR/TRUSTEE



                                               TOTAL
                                            COMPENSATION
                                               FROM
                    PENSION OR               REGISTRANT
                    RETIREMENT                AND FUND
                     BENEFITS   ESTIMATED     COMPLEX
                     ACCRUED      ANNUAL      PAID TO
                     AS PART     BENEFITS    DIRECTORS/
     NAME OF         OF FUND      UPON        TRUSTEES
PERSON, POSITION     EXPENSES   RETIREMENT     (3)(4)
----------------     --------   ----------     ------
S.M.S. CHADHA(1)        N/A         N/A         14,379
ADVISORY BOARD
MEMBER

PAUL S. DOHERTY         N/A         N/A         91,625
DIRECTOR/TRUSTEE

J. MICHAEL EARLEY       N/A         N/A         90,375
DIRECTOR/TRUSTEE

R. BARBARA              N/A         N/A         83,625
GITENSTEIN
DIRECTOR/TRUSTEE

R. GLENN                N/A         N/A           N/A
HILLIARD(2)(6)
DIRECTOR/TRUSTEE

WALTER H. MAY           N/A         N/A         109,125
DIRECTOR/TRUSTEE

ANDREW M.               N/A         N/A         13,026
MCCOSH(1)
ADVISORY BOARD
MEMBER

THOMAS J.               N/A         N/A           N/A
MCINERNEY(2)
DIRECTOR/TRUSTEE

JOCK PATTON             N/A         N/A         117,375
DIRECTOR/TRUSTEE

DAVID W.C. PUTNAM
DIRECTOR/TRUSTEE        N/A         N/A         84,625

BLAINE E. RIEKE         N/A         N/A         92,625
DIRECTOR/TRUSTEE

JOHN G. TURNER(2)       N/A         N/A         N/A
DIRECTOR/TRUSTEE







                                                                                                      TAX
                                MIDCAP      MIDCAP    REAL    DISCIPLINED    SMALLCAP     SMALLCAP  EFFICIENT
     NAME OF       MAGNACAP  OPPORTUNITIES  VALUE    ESTATE    LARGECAP    OPPORTUNITIES   VALUE     EQUITY
PERSON, POSITION     FUND        FUND        FUND    FUND(5)     FUND          FUND         FUND      FUND
----------------     ----        ----        ----    -------     ----          ----         ----      ----
ROGER B. VINCENT      961         742         145      328        356          1,210         127       136
DIRECTOR/TRUSTEE

RICHARD A.            682         614          94      214        337           877          131       101
WEDEMEYER
DIRECTOR/TRUSTEE



                                              TOTAL
                                           COMPENSATION
                                              FROM
                   PENSION OR               REGISTRANT
                   RETIREMENT                AND FUND
                    BENEFITS   ESTIMATED     COMPLEX
                    ACCRUED      ANNUAL      PAID TO
                    AS PART     BENEFITS    DIRECTORS/
     NAME OF        OF FUND      UPON        TRUSTEES
PERSON, POSITION    EXPENSES   RETIREMENT     (3)(4)
----------------    --------   ----------     ------
ROGER B. VINCENT       N/A         N/A         94,628
DIRECTOR/TRUSTEE

RICHARD A.             N/A         N/A         103,625
WEDEMEYER
DIRECTOR/TRUSTEE


-------------


(1)   Resigned as an advisory board member on December 31, 2001.






(2) "Interested person," as defined in the 1940 Act, of the Company because of the affiliation with ING Groep, N.V., the parent corporation of the investment adviser and the distributor. Officers and Directors/Trustees who are interested persons.









(3) Represents compensation from 114 Funds, the total number of Funds in the Fund complex as of May 31, 2003.



(4) Prior to November 4, 2002, the Real Estate Fund was not part of the ING Fund complex.



(5) The ING Funds have adopted a retirement policy under which a Director/Trustee who has served as an Independent Director/Trustee for five years or more will be paid by ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Director/Trustee for one year of service.



(6)   Resigned as a Trustee effective April 30, 2003.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


As of September 2, 2003, the Trustees and officers as a group owned less than 1% of any class of each Fund's outstanding shares. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the ING Funds, except as set forth below. Unless otherwise indicated below, the Funds have no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of the company. A control person may be able to take actions regarding its Fund without the consent or approval of shareholders.



                                                             CLASS AND
                                                              TYPE OF                                    PERCENTAGE
        FUND                        ADDRESS                  OWNERSHIP        PERCENTAGE OF CLASS         OF FUND
        ----                        -------                  ---------        -------------------         -------
                        MLPF & S FOR THE SOLE BENEFIT
                        OF THE CUSTOMERS
                        ATTN: FUND ADMINISTRATION
                        4800 DEER LAKE DR E. 3RD FLOOR
ING Convertible Fund    JACKSONVILLE FL  32246-6484           Class A                17.94%                 4.91%

                        MLPF & S FOR THE SOLE BENEFIT
                        OF THE CUSTOMERS
                        ATTN: FUND ADMINISTRATION
                        4800 DEER LAKE DR E. 3RD FLOOR
ING Convertible Fund    JACKSONVILLE FL  32246-6484           Class B                21.03%                 7.51%

                        MLPF & S FOR THE SOLE BENEFIT
                        OF THE CUSTOMERS
                        ATTN: FUND ADMINISTRATION
                        4800 DEER LAKE DR E. 3RD FLOOR
ING Convertible Fund    JACKSONVILLE FL  32246-6484          Class C                 46.07%                15.31%

                        CHARLES SCHWAB & CO INC
                        101 MONTGOMERY STREET
                        11TH FLOOR
                        SAN FRANCISCO CA  94104-4122         Class Q                 48.56%                  .88%

                        TRUST COMPANY OF AMERICA
                        FBO TCA
                        7103 S REVERE PKWY
ING Convertible Fund    ENGLEWOOD CO  80112-3936             Class Q                 10.22%                  .19%

                        MLPF&S FOR THE SOLE BENEFIT
                        OF ITS CUSTOMERS
                        ATTN: FUND ADMINISTRATION
                        4800 DEER LAKE DRIVE E. 2ND FL
                        JACKSONVILLE FL  32246-6484          Class A                 24.03%                 1.71%

                        BEAR STERNS SECURITIES CORP
                        FBO 105-62350-11
ING Disciplined         1 METROTECH CENTER NORTH
LargeCap Fund           BROOKLYN, NY 11201-3859              Class A                  5.93%                  .42%

                        MLPF&S FOR THE SOLE BENEFIT
                        OF ITS CUSTOMERS
                        ATTN: FUND ADMINISTRATION
ING Disciplined         4800 DEER LAKE DRIVE E. 2ND FL
LargeCap Fund           JACKSONVILLE FL  32246-6484          Class B                 46.44%                18.18%

                        MLPF&S FOR THE SOLE BENEFIT
                        OF ITS CUSTOMERS
                        ATTN: FUND ADMINISTRATION
ING Disciplined         4800 DEER LAKE DRIVE E. 2ND FL
LargeCap Fund           JACKSONVILLE FL  32246-6484          Class C                 36.59%                 8.68%

                                                             CLASS AND
                                                              TYPE OF                                    PERCENTAGE
        FUND                        ADDRESS                  OWNERSHIP        PERCENTAGE OF CLASS         OF FUND
        ----                        -------                  ---------        -------------------         -------
                        RELIASTAR PENSION ACCOUNT
                        RON BUTLER
ING Disciplined         5780 POWERS FERRY RD NW
LargeCap Fund           ATLANTA GA  30327-434                Class I                 99.98%                22.94%

                        MLPF & S FOR THE SOLE BENEFIT
                        OF THE CUSTOMERS
                        ATTN: FUND ADMINISTRATION
ING Equity and Bond     4800 DEER LAKE DR E. 3RD FLOOR
Fund                    JACKSONVILLE FL  32246-6484          Class B                 27.74%                16.72%

                        MLPF & S FOR THE SOLE BENEFIT
                        OF THE CUSTOMERS
                        ATTN: FUND ADMINISTRATION
ING Equity and Bond     4800 DEER LAKE DR E. 3RD FLOOR
Fund                    JACKSONVILLE FL  32246-6484          Class C                 33.19%                12.89%

                        CHARLES SCHWAB & CO INC
                        101 MONTGOMERY STREET
ING Equity and Bond     11TH FLOOR
Fund                    SAN FRANCISCO CA  94104-4122         Class Q                 98.39%                  .88%

                        MLPF & S FOR THE SOLE BENEFIT
                        OF ITS CUSTOMERS
                        ATTN FUND ADMINISTRATION
ING Financial           4800 DEER LAKE DR E 3RD FL
Services Fund           JACKSONVILLE FL  32246               Class A                 11.24%                 6.64%

                        MLPF & S FOR THE SOLE BENEFIT
                        OF ITS CUSTOMERS
                        ATTN FUND ADMINISTRATION
ING Financial           4800 DEER LAKE DR E 3RD FL
Services Fund           JACKSONVILLE FL  32246-6484          Class B                 18.49%                 7.57%

                        MLPF&S FOR THE SOLE BENEFIT
                        OF ITS CUSTOMERS
                        ATTN: FUND ADMINISTRATION
ING Growth + Value      4800 DEER LAKE DRIVE E. 2ND FL
Fund                    JACKSONVILLE FL  32246-6484          Class A                 13.59%                 3.09%

                        MLPF&S FOR THE SOLE BENEFIT
                        OF ITS CUSTOMERS
                        ATTN: FUND ADMINISTRATION
ING Growth + Value      4800 DEER LAKE DRIVE E. 2ND FL
Fund                    JACKSONVILLE FL  32246-6484          Class B                 23.39%                12.39%

                        MLPF&S FOR THE SOLE BENEFIT
                        OF ITS CUSTOMERS
                        ATTN: FUND ADMINISTRATION
ING Growth + Value      4800 DEER LAKE DRIVE E. 2ND FL
Fund                    JACKSONVILLE FL  32246-6484          Class C                 29.83%                 7.21%

                        FIRST CLEARING CORP
                        A/C 7246-1236
                        ROBERT T RYAN IRA R/O
                        FCC CUST
ING Growth + Value      1345 BRANCHWATER LN
Fund                    BIRMINGHAM AL  35216-2405            Class Q                 83.53%                  .09%

                                                             CLASS AND
                                                              TYPE OF                                    PERCENTAGE
        FUND                        ADDRESS                  OWNERSHIP        PERCENTAGE OF CLASS         OF FUND
        ----                        -------                  ---------        -------------------         -------
                        MLPF&S FOR THE SOLE BENEFIT
                        OF ITS CUSTOMERS
                        ATTN: FUND ADMINISTRATION
ING Growth              4800 DEER LAKE DRIVE E. 2ND FL
Opportunities Fund      JACKSONVILLE FL  32246-6484          Class A                  8.06%                 1.74%

                        MLPF&S FOR THE SOLE BENEFIT
                        OF ITS CUSTOMERS
                        ATTN: FUND ADMINISTRATION
ING Growth              4800 DEER LAKE DRIVE E. 2ND FL
Opportunities Fund      JACKSONVILLE FL  32246-6484          Class B                 23.69%                 5.57%

                        MLPF&S FOR THE SOLE BENEFIT
                        OF ITS CUSTOMERS
                        ATTN: FUND ADMINISTRATION
ING Growth              4800 DEER LAKE DRIVE E. 2ND FL
Opportunities Fund      JACKSONVILLE FL  32246-6484          Class C                 29.41%                 3.27%

                        NORWEST BANK MINNESOTA N A
                        FBO RELIASTAR PENSION PLAN
                        RON BUTLER
                        5780 POWERS FERRY RD NW
                        ATLANTA GA  30327-4347               Class I                 12.45%                 2.73%

                        NORWEST BANK MN TR FBO
                        RELIASTAR PENSION PLAN &
                        TRUST A/C # 13132700
ING Growth              PO BOX 1533
Opportunities Fund      MINNEAPOLIS MN  55479-0001           Class I                 87.53%                19.16%

                        LPL FINANCIAL SERVICES
                        A/C 3402-0716
ING Growth              9785 TOWNE CENTRE DR
Opportunities Fund      SAN DIEGO CA  92121-1968             Class Q                 99.64%                  .01%

                        ING NATIONAL TRUST**
ING Large Company       151 FARMINGTON AVE # 41
Value Fund              HARTFORD, CT 06156-0001              Class A                  5.85%                 5.37%

                        MLPF&S FOR THE SOLE BENEFIT
                        OF ITS CUSTOMERS
                        ATTN FUND ADMINISTRATION 97262
ING Large Company       4800 DEER LAKE DR E. 2RD FL
Value Fund              JACKSONVILLE FL  32246-6484          Class B                 11.61%                  .46%

                        MLPF&S FOR THE SOLE BENEFIT
                        OF ITS CUSTOMERS
                        ATTN FUND ADMINISTRATION 98362
                        4800 DEER LAKE DR E. 2RD FL
                        JACKSONVILLE FL  32246-6484          Class C                  9.68%                  .21%

                        PRUDENTIAL SECURITIES INC FBO
                        DONALD ELLIS
ING Large Company       64 WALNUT CIRCLE
Value Fund              BASKING RIDGE, NJ 07920-1020         Class C                  9.89%                  .21%

                        OUTPUT AUDIT CASH ACCOUNT
                        DST SYSTEMS INC
                        ATTN MEDA KIMBER
                        330 W 9TH ST FL 2
                        KANSAS CITY MO  64105-1514           Class I                 49.58%                  .09%

                        ING INVESTMENTS, LLC**
                        ATTN: LYDIA HOMER
ING Large Company       7337 E DOUBLETREE RANCH RD
Value Fund              SCOTTSDALE AZ  85258-2034            Class I                 50.42%                  .09%

                                                             CLASS AND
                                                              TYPE OF                                    PERCENTAGE
        FUND                        ADDRESS                  OWNERSHIP        PERCENTAGE OF CLASS         OF FUND
        ----                        -------                  ---------        -------------------         -------
                        PERSHING LLC
                        PO BOX 2052
                        JERSEY CITY, NJ 07303-2052           Class Q                 45.45%                  .04%

                        PERSHING LLC
ING Large Company       PO BOX 2052
Value Fund              JERSEY CITY, NJ 07303-2052           Class Q                 54.55%                  .04%

                        MLPF & S FOR THE SOLE BENEFIT
                        OF THE CUSTOMERS
                        ATTN: FUND ADMINISTRATION
                        4800 DEER LAKE DR E. 3RD FLOOR
                        JACKSONVILLE FL  32246-6484          Class A                 13.23%                 2.62%

                        ING NATIONAL TRUST**
ING LargeCap Growth     151 FARMINGTON AVE # 41
Fund                    HARTFORD CT  06156-0001              Class A                 12.94%                 2.57%

                        MLPF & S FOR THE SOLE BENEFIT
                        OF THE CUSTOMERS
                        ATTN: FUND ADMINISTRATION
ING LargeCap Growth     4800 DEER LAKE DR E. 3RD FLOOR
Fund                    JACKSONVILLE FL  32246-6484          Class B                 25.36%                 7.01%

                        MLPF & S FOR THE SOLE BENEFIT
                        OF THE CUSTOMERS
                        ATTN: FUND ADMINISTRATION
ING LargeCap Growth     4800 DEER LAKE DR E. 3RD FLOOR
Fund                    JACKSONVILLE FL  32246-6484          Class C                 33.53%                 4.59%

                        ING NATIONAL TRUST**
ING LargeCap Growth     151 FARMINGTON AVE # 41
Fund                    HARTFORD CT  06156-0001              Class I                 94.82%                 7.91%

                        SAXON & CO
                        FBO 20-60-002-1033676
                        PO BOX 7780-1888
                        PHILA PA  19182-0001                 Class Q                  7.28%                  .20%

                        SAXON & CO
                        FBO 20-50-002-6150752
                        PO BOX 7780-1888
                        PHILA PA  19182-0001                 Class Q                  5.18%                  .14%

                        CHARLES SCHWAB & CO INC
                        101 MONTGOMERY STREET
                        11TH FLOOR
                        SAN FRANCISCO CA  94104-4122         Class Q                 27.69%                  .74%

                        PERSHING LLC
ING LargeCap Growth     PO BOX 2052
Fund                    JERSEY CITY, NJ 07303-2052           Class Q                  9.55%                  .26%

                        MLPF & S FOR THE SOLE BENEFIT
                        OF ITS CUSTOMERS
                        ATTN FUND ADMINISTRATION
                        4800 DEER LAKE DR E 3RD FLR
ING MagnaCap Fund       JACKSONVILLE FL  32246-6484          Class A                  8.14%                 5.54%

                        MLPF & S FOR THE SOLE BENEFIT
                        OF ITS CUSTOMERS
                        ATTN FUND ADMINISTRATION
                        4800 DEER LAKE DR E 3RD FLR
ING MagnaCap Fund       JACKSONVILLE FL  32246-6484          Class B                 17.83%                 3.82%

                                                             CLASS AND
                                                              TYPE OF                                    PERCENTAGE
        FUND                        ADDRESS                  OWNERSHIP        PERCENTAGE OF CLASS         OF FUND
        ----                        -------                  ---------        -------------------         -------
                        MLPF & S FOR THE SOLE BENEFIT
                        OF ITS CUSTOMERS
                        ATTN FUND ADMINISTRATION
                        4800 DEER LAKE DR E 3RD FL
                        JACKSONVILLE FL  32246               Class C                 17.67%                  .65%

                        MERCURY ELECTRONIC CO EMPL PSP
                        FREERICK KRAINEEN TRUST DTD
                        6784 ARLINGTON DR W
ING MagnaCap Fund       BLOOMFIELD, MI 48322-2717            Class C                  6.22%                  .23%

                        NORWEST BANK MN TR FBO
                        RELIASTAR PENSION PLAN & TRUST
                        A/C # 13132700
                        PO BOX 1533
ING MagnaCap Fund       MINNEAPOLIS MN  55479-0001           Class Q                 99.99%                 3.31%

                        STATE STREET BK & TR CO CUST
                        MARJIE A HAUSER IRA ROLLOVER
                        8 DOWNING DR
ING MagnaCap Fund       TRAFALGAR, IN 46181-9301             Class I                 91.08%                  .03%

                        MLPF&S FOR THE SOLE BENEFIT
                        OF ITS CUSTOMERS
                        ATTN: FUND ADMINISTRATION
ING MidCap              4800 DEER LAKE DRIVE E. 2ND FL
Opportunities Fund      JACKSONVILLE FL  32246-6484          Class A                 33.41%                 8.27%

                        MLPF&S FOR THE SOLE BENEFIT
                        OF ITS CUSTOMERS
                        ATTN: FUND ADMINISTRATION
ING MidCap              4800 DEER LAKE DRIVE E. 2ND FL
Opportunities Fund      JACKSONVILLE FL  32246-6484          Class B                 25.91%                 6.04%

                        MLPF&S FOR THE SOLE BENEFIT
                        OF ITS CUSTOMERS
                        ATTN: FUND ADMINISTRATION
ING MidCap              4800 DEER LAKE DRIVE E. 2ND FL
Opportunities Fund      JACKSONVILLE FL  32246-6484          Class C                 62.9%                 23.37%

                        RELIASTAR PENSION ACCOUNT
                        RON BUTLER
                        5780 POWERS FERRY RD NW
                        ATLANTA, GA 30327-4347               Class I                 86.88%                 5.37%

                        SECURITIES TRUST COMPANY
                        CUST FBO
                        ING AMERICAS DEFERRED COMP PLAN
ING MidCap              2390 E CAMELBACK RD STE 240
Opportunities Fund      PHOENIX, AZ 85016-3434               Class I                 12.96%                  .80%

                        DONALD A PELS
ING MidCap              375 PARK AVE STE 3305
Opportunities Fund      NEW YORK NY  10152-3303              Class Q                 62.32%                 1.52%

                        MLPF&S FOR THE SOLE BENEFIT
                        OF ITS CUSTOMERS
                        ATTN FUND ADMINISTRATION 98358
ING MidCap Value        4800 DEER LAKE DR EAST 2RD FL
Fund                    JACKSONVILLE FL  32246-6484          Class B                 17.14%                 8.87%

                        MLPF&S FOR THE SOLE BENEFIT
                        OF ITS CUSTOMERS
                        ATTN FUND ADMINISTRATION 98358
ING MidCap Value        4800 DEER LAKE DR EAST 2RD FL
Fund                    JACKSONVILLE FL  32246-6484          Class C                 16.86%                 7.40%

                                                             CLASS AND
                                                              TYPE OF                                    PERCENTAGE
        FUND                        ADDRESS                  OWNERSHIP        PERCENTAGE OF CLASS         OF FUND
        ----                        -------                  ---------        -------------------         -------
                        MORGAN KEEGAN & CO INC
                        FBO 140719551
                        50 N FRONT ST
                        MEMPHIS, TN 38103-2126               Class I                 10.07%                  .14%

                        MORGAN KEEGAN & CO INC
                        FBO 140719631
                        50 N FRONT ST
                        MEMPHIS, TN 38103-2126               Class I                 10.10%                  .14%

                        MORGAN KEEGAN & CO INC
                        FBO 511806851
ING MidCap Value        50 N FRONT ST
Fund                    MEMPHIS, TN 38103-2126               Class I                 25.43%                  .34%

                        FIRST CLEARING CORP
                        A/C 8469-2785
                        GEORGE ULLOA IRA R/O
                        FCC CUST
                        19 MATTERHORN DR
                        GLEN CARBON IL  62034-1315           Class Q                 37.92%                  .02%

                        FIRST CLEARING CORP
                        A/C 7277-6295
                        GARY SINGER & SHANA SINGER
                        5 VOUGA LN
                        SAINT LOUIS MO  63131-2605           Class Q                 29.05%                  .02%

                        FIRST CLEARING CORP
                        A/C 6827-1150
                        HARRY E PRIOR IRA
                        PO BOX 276
ING MidCap Value        5 OAKWOOD EST
Fund                    WRIGHT CITY MO  63390-4815           Class Q                 33.03%                  .02%

                        ING NATIONAL TRUST**
                        151 FARMINGTON AVE # 41
                        HARTFORD, CT 06156-0001              Class A                  8.49%                  .05%

                        ING LIFE INSURANCE & ANNUITY
                        CO**
                        151 FARMINGTON AVE
                        HARTFORD, CT 06156-0001              Class A                 49.23%                  .32%

                        PERSHING LLC
                        PO BOX 2052
                        JERSEY CITY, NJ 07303-2052           Class A                  6.11%                  .04%

                        CITIGROUP GLOBAL MARKETS INC
                        00113309249
                        333 WEST 34TH ST 3RD FLOOR
ING Real Estate Fund    NEW YORK, NY 10001-2402              Class A                  8.01%                  .05%

                                                             CLASS AND
                                                              TYPE OF                                    PERCENTAGE
        FUND                        ADDRESS                  OWNERSHIP        PERCENTAGE OF CLASS         OF FUND
        ----                        -------                  ---------        -------------------         -------
                        MLPF&S FOR THE SOLE BENEFIT
                        OF ITS CUSTOMERS
                        ATTN FUND ADMINISTRATION 98358
                        4800 DEER LAKE DR EAST 2RD FL
                        JACKSONVILLE FL  32246-6484          Class B                 11.09%                  .05%

                        NFSC FEBO # HDM-256668
                        DANIEL J COX & JUDITH L COX
                        33 DELAPA CIR
                        WESTWOD, MA 02090-2938               Class B                 10.58%                  .05%

                        PERSHING LLC
                        PO BOX 2052
                        JERSEY CITY, NJ 07303-2052           Class B                  7.21%                  .03%

                        FIRST CLEARING, LLC
                        A/C 8143-8260
                        D JAMES STRINGER & GILDETE M
                        STRINGER  JTTIC
                        6007 COOL CREEK CT                   Class B                 10.79%                  .05%

                        UBS FINANCIAL SERVICES INC FBO
                        UBS-FINSVC CUST FBO
                        UBS PAINEWEBBER CUST FBO
                        PO BOX 3321
                        WEEHAWKEN, NJ 07086-8154             Class B                  7.23%                  .03%

                        MIRIAM ASH & ROBERT ASH JTWROS
                        11137 CABRIOLE AVE
ING Real Estate Fund    NORTHRIDGE, CA 91326-2409            Class B                 21.05%                  .10%

                        D A DAVIDSON & CO INC FBO
                        D A DAVIDSON & CO CUST FOR
                        PO BOX 5015
                        GREAT FALLS, MT 59403-5015           Class C                 10.93%                  .03%

                        D A DAVIDSON & CO INC FBO
                        WAYNE M CATHEY TR
                        PO BOX 5015
ING Real Estate Fund    GREAT FALLS, MT 59403-5015           Class C                  5.41%                  .02%

                        DORRANCE H HAMILTON &
                        BARBARA COBB TR
                        DORRANCE H HAMILTON TRUST
                        200 EAGLE RD STE 316
                        WAYNE, PA 19087-3115                 Class I                  6.18%                 1.50%

                        SOMPO JAPAN INSURANCE INC
                        GLOBAL SECURITIES INVESTMENT
                        DEPT
                        26-1 NISHI-SHINJUKU 1-CHOME
                        TOKYO 160-8338 JAPAN                 Class I                 25.64%                 6.19%

                        UNION THEOLOGICAL SEMINARY
                        EDUCATIONAL INSTITUTION
                        NEW YORK, NY 10027-5792              Class I                  5.19%                 1.25%

                        NORTHERN TRUST CO TR
                        FBO STP
                        PO BOX 92956
ING Real Estate Fund    CHICAGO, IL 60675-2956               Class I                  5.06%                 1.22%

                        ING INVESTMENTS, LLC**
                        ATTN: LYDIA HOMER
                        7337 E DOUBLETREE RANCH RD
ING Real Estate Fund    SCOTTSDALE, AZ 85258-2160            Class Q                100.00%                  .02%

                                                             CLASS AND
                                                              TYPE OF                                    PERCENTAGE
        FUND                        ADDRESS                  OWNERSHIP        PERCENTAGE OF CLASS         OF FUND
        ----                        -------                  ---------        -------------------         -------
                        MLPF&S FOR THE SOLE BENEFIT
                        OF ITS CUSTOMERS
                        ATTN: FUND ADMINISTRATION
                        4800 DEER LAKE DRIVE E. 2ND FL
                        JACKSONVILLE FL  32246-6484          Class A                 24.35%                 5.29%

                        ING NATIONAL TRUST**
                        151 FARMINGTON AVE # 41
                        HARTFORD, CT 06156-0001              Class A                  8.45%                 1.83%

                        FBO ADP/MSDW ALLIANCE TR
                        ADP MSDW ALLIANCE
ING SmallCap            105 ROSEMONT RD
Opportunities Fund      WESTWOOD, MA 02090-2318              Class A                  5.62%                 1.22%

                        MLPF&S FOR THE SOLE BENEFIT
                        OF ITS CUSTOMERS
                        ATTN: FUND ADMINISTRATION
ING SmallCap            4800 DEER LAKE DRIVE E. 2ND FL
Opportunities Fund      JACKSONVILLE FL  32246-6484          Class B                 25.88%                 4.61%

                        MLPF&S FOR THE SOLE BENEFIT
                        OF ITS CUSTOMERS
                        ATTN: FUND ADMINISTRATION
ING SmallCap            4800 DEER LAKE DRIVE E. 2ND FL
Opportunities Fund      JACKSONVILLE FL  32246-6484          Class C                 52.00%                 6.70%

                        ING NATIONAL TRUST**
                        151 FARMINGTON AVE # 41
                        HARTFORD CT  06156-0001              Class I                 88.03%                 1.63%

                        SECURITIES TRUST COMPANY
                        CUST FBO
                        ING AMERICAS DEFERRED COMP
                        PLAN
ING SmallCap            2390 E. CAMELBACK RD STE 240
Opportunities Fund      PHOENIX, AZ 85016-3434               Class I                 11.97%                  .22%

                        CHARLES SCHWAB & CO INC
                        101 MONTGOMERY STREET
                        11TH FLOOR
                        SAN FRANCISCO CA  94104-4122         Class Q                 56.34%                  .08%

                        NFSC FEBO # Y02-158925
                        MLADEN BUNTICH CONSTRUCTION
                        CO D MLADEN BUNTICH TTEE
                        8823 FENWICK ST
                        SUNLAND, CA 91040-1903               Class Q                  6.03%                  .09%

                        PRUDENTIAL SECURITIES INC FBO
                        ROGER A WARE & SELMA H WARE
                        JTTEN
ING SmallCap            501 DELLINGER RD
Opportunities Fund      SHELBY, NC 28152-7112                Class Q                  5.05%                  .08%

                        MLPF&S FOR THE SOLE BENEFIT
                        OF ITS CUSTOMERS
                        ATTN FUND ADMINISTRATION
ING SmallCap Value      4800 DEER LAKE DR EAST 2ND FL
Fund                    JACKSONVILLE FL  32246-6484          Class A                  7.54%                 2.81%

                                                             CLASS AND
                                                              TYPE OF                                    PERCENTAGE
        FUND                        ADDRESS                  OWNERSHIP        PERCENTAGE OF CLASS         OF FUND
        ----                        -------                  ---------        -------------------         -------
                        MLPF&S FOR THE SOLE BENEFIT
                        OF ITS CUSTOMERS
                        ATTN FUND ADMINISTRATION 98358
ING SmallCap Value      4800 DEER LAKE DR E. 2RD FL
Fund                    JACKSONVILLE FL  32246-6484          Class B                 11.89%                 3.23%

                        MLPF&S FOR THE SOLE BENEFIT
                        OF ITS CUSTOMERS
                        ATTN FUND ADMINISTRATION 98358
ING SmallCap Value      4800 DEER LAKE DR E. 2RD FL
Fund                    JACKSONVILLE FL  32246-6484          Class C                 26.38%                 8.96%

                        LPL FINANCIAL SERVICES
                        A/C 6020-3493
                        9785 TOWNE CENTRE DR
                        SAN DIEGO CA  92121-1968             Class I                 51.93%                  .41%

                        FIRST CLEARING CORPORATION
                        ACCOUNT 5700-9689
                        DONALD T MISHEFF &
                        CYNTHIA KAY MISHEFF JTTEN
ING SmallCap Value      2960 SILVER LAKE BLVD
Fund                    SILVER LAKE OH  44224-3036           Class I                 34.89%                  .27%

                        FIRST CLEARING CORP
                        A/C 6827-1150
                        HARRY E PRIOR IRA
                        PO BOX 276
ING SmallCap Value      5 OAKWOOD EST
Fund                    WRIGHT CITY MO  63390-4815           Class Q                 100%                    .02%

                        ING LIFE INSURANCE & ANNUITY
                        CO*
ING Tax Efficient       151 FARMINGTON AVE
Equity Fund             HARTFORD, CT 06156-0001              Class A                 76.84%                74.23%

                        IRVIN HAROLD ALTMAN &
                        ESTELLE ALTMAN TR
                        ALTMAN FAMILY TRUST
ING Tax Efficient       21276 CANCUN
Equity Fund             MISSION VIEJO CA  92692-4961         Class C                  8.6%                   .29%



      * May be deemed to be a control person



     ** Beneficial Owner


INVESTMENT ADVISER


      The investment adviser for the ING Funds is ING Investments, LLC ("Investment Adviser" or "ING Investments") which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. The Investment Adviser, subject to the authority of the Directors/Trustees of the ING Funds, has the overall responsibility for the management of each ING Fund's portfolio subject to delegation of certain responsibilities to other investment advisers (each a "Sub-Adviser" and collectively, "Sub-Advisers"): Aeltus Investment Management, Inc. ("ING Aeltus") as Sub-Adviser to the Growth Opportunities Fund, MidCap Opportunities Fund, SmallCap Opportunities Fund, Disciplined LargeCap Fund, Financial Services Fund, Large Company Value Fund, MagnaCap Fund, Tax Efficient Equity Fund, Convertible Fund and Equity and Bond Fund; Clarion CRA Securities, L.P. ("CRA") as Sub-Adviser to the Real Estate Fund; Brandes Investment Management Partners, LLC ("Brandes") as Sub-Adviser to the MidCap Value and SmallCap Value Funds; and Wellington Management Company, LLP ("Wellington Management") as Sub-Adviser to the LargeCap

Growth Fund. ING Investments and ING Aeltus are subsidiaries of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.


      On February 26, 2001, the name of the Investment Adviser changed from ING Pilgrim Investments, Inc. to ING Pilgrim Investments, LLC. On March 1, 2002, the name of the Investment Adviser was changed from "ING Pilgrim Investments, LLC," to "ING Investments, LLC." Prior to April 30, 2001, ING Mutual Funds Management Co. LLC ("IMFC") served as investment adviser to certain of the ING Funds. On April 30, 2001, IMFC, an indirect wholly owned subsidiary of ING Groep N.V. that had been under common control with the Investment Adviser, merged with the Investment Adviser.


      The Investment Adviser serves pursuant to separate Investment Management Agreements between the Investment Adviser and each Company. The Investment Management Agreements require the Investment Adviser to oversee the provision of all investment advisory and portfolio management services for each of the ING Funds, respectively. Pursuant to a sub-advisory agreement (each a "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements") the Investment Adviser has delegated certain management responsibilities to Sub-Advisers for certain ING Funds. The Investment Adviser oversees the investment management of the Sub-Advisers for the ING Funds.


      Each Investment Management Agreement requires the Investment Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of each Fund's assets and the purchase or sale of its portfolio securities. The Investment Adviser also provides investment research and analysis. Each Investment Management Agreement provides that the Investment Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement.

      After an initial term, each Investment Management Agreement and Sub-Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.


      In connection with their deliberations relating to each Fund's current Investment Management Agreement and Sub-Advisory Agreement, if applicable, the Board, including the Independent Directors/Trustees, considered information that had been provided by ING Investments and the Sub-Advisers to the Funds that engage them. In considering the Investment Management Agreements and Sub-Advisory Agreements, the Board considered a number of factors they believed, in light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant. The factors considered by the Board in reviewing the Investment Management Agreements included, but were not limited to, the following: (1) the performance of each Fund compared to performance of a peer group of funds; (2) the nature and quality of the services provided by ING Investments to the Funds; (3) the fairness of the compensation under the Investment Management Agreements in light of the services provided to the Funds; (4) the profitability to ING Investments from the Investment Management Agreements; (5) the personnel, including portfolio managers, operations, financial condition, and investment management capabilities, methodologies and resources of ING Investments, as well as its efforts in recent years to build its investment management capabilities and administrative infrastructure; (6) the expenses borne by the Funds and a comparison of each Fund's fees and expenses to those of a peer group of funds; and (7) ING Investments' compliance capabilities and efforts on behalf of each Fund. The Board also considered the total services provided by the Administrator as well as the fees the Administrator receives for such services.

      In approving each Investment Management Agreement, the Board, including the Independent Directors/Trustees, did not identify any single factor as all-important or controlling. The Board concluded that the fees to be paid to ING Investments are reasonable in relation to the services to be rendered, and that the anticipated expenses to be borne by the shareholders were reasonable. The Board further determined that the contractual arrangements offer an appropriate means for the Funds to obtain high quality portfolio management services in furtherance of the Funds' objectives, and to obtain other appropriate services for the Funds.


      The factors considered by the Board in reviewing the Sub-Advisory Agreements for CRA, Brandes and Wellington Management included, but were not limited to, the following: (1) the performance of the Funds; (2) the nature and quality of the services provided by the Sub-Advisers; (3) the fairness of the compensation under the Sub-Advisory Agreements in light of the services provided; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of each Sub-Adviser; and
(5) the costs for the services of the Sub-Adviser. The Board also considered the advisory fee retained by ING Investments for its services to sub-advised Funds.


      Prior to August 1, 2003, Growth Opportunities, MidCap Opportunities, SmallCap Opportunities, Disciplined LargeCap, Financial Services, Large Company Value, MagnaCap, Tax Efficient Equity, Convertible and Equity and Bond Funds were directly managed by the Investment Adviser. ING has undertaken an internal reorganization that, among other things, integrated its portfolio management professionals across the U.S. under a common management structure known as ING Investment Management Americas, which includes ING Aeltus. On August 1, 2003, ING Aeltus became the sub-adviser to the Growth Opportunities, MidCap Opportunities, SmallCap Opportunities, Disciplined LargeCap, Financial Services, Large Company Value, MagnaCap, Tax Efficient Equity, Convertible and Equity and Bond Funds. One of the primary purposes of the integration plan is to promote consistently high levels of performance in terms of investment standards, research, policies and procedures in the portfolio management functions of the Funds. As a result of this integration plan the operational and supervisory functions of the Funds' Investment Management Agreement was separated from the portfolio management functions related to the Funds, with the former continuing to be provided by the Investment Adviser and the latter provided by ING Aeltus. The portfolio management personnel for these Funds did not change as a result of this internal reorganization.



      The factors considered by the Board in reviewing the Sub-Advisory Agreement with ING Aeltus included, but were not limited to, the following: (1) the centralization of asset managers will allow ING to access and leverage the capabilities of its portfolio management personnel among all subsidiaries; (2) the reorganization will facilitate more effective use of research and trading facilities and capabilities for greater efficiency; (3) the consolidation of portfolio management personnel within one entity will permit certain future changes in portfolio managers without the potential expense of shareholder proxy solicitations; and (4) the reorganization can help ING Aeltus to build a larger, more coherent management structure and to retain and attract highly qualified portfolio mangers. The Board noted that ING Aeltus had taken steps to ameliorate any disadvantages, which might result from the reorganization. In addition, the Board considered; (1) the then current portfolio managers would remain and continue to provide services under the direction of ING Aeltus; (2) that the nature and quality of the services to be provided by ING Aeltus including ING Aeltus's extensive investment management experience and the quality of services provided to the other mutual funds advised by ING Aeltus; (3) the fairness of the compensation under the Sub-Advisory Agreement, in light of the services being provided; (4) the personnel, operations, financial condition, and investment management capabilities and methodologies of ING Aeltus after the reorganization; (5) the expectation of management that the reorganization will enable ING Aeltus to attract additionally highly qualified personnel and to leverage its portfolio management resources and trading and research capabilities; and (6) compensation and the fact that the cost of ING Aeltus will be paid by the Adviser and not directly by the Fund. The Board also considered the advisory fee to be retained by ING Investment for its oversight and monitoring service that will be provided to the sub-advised Funds. After considering ING Investments' recommendation and these other factors, the Board concluded that engaging ING Aeltus, as Sub-Adviser would be in the best interests of the Trust and its shareholders.



      In reviewing the terms of each Investment Management Agreement and each Sub-Advisory Agreement and in discussions with the Investment Adviser concerning such Investment Management Agreements and Sub-Advisory Agreements, the Independent Directors/Trustees were represented by independent legal counsel. Based upon its review, the Board has determined that the Investment Management Agreements and Sub-Advisory Agreements, as applicable, are in the best interests of the Funds and their shareholders and that the Advisory and Sub-Advisory fees, if applicable, are fair and reasonable. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of each Fund, including the unanimous vote of the Independent Directors/Trustees, approved the Investment Management Agreements and Sub-Advisory Agreements.


      Each Investment Management Agreement is terminable without penalty upon notice given by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon notice given by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).


         As of June 30, 2003, ING Investments had assets under management of over $35.0 billion.


                             INVESTMENT ADVISER FEES

         The Investment Adviser bears the expense of providing its services and pays the fees of the Sub-Adviser (if any). For its services, each Fund pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:

SERIES                        ANNUAL INVESTMENT MANAGEMENT FEE
------                        --------------------------------
Convertible Fund              0.75% of the first $500 million of the Fund's
                              average net assets, 0.675% of the next $500
                              million of average net assets, and 0.65% of the
                              average net assets in excess of $1 billion.

Equity and Bond Fund          0.75% of the first $500 million of the Fund's
                              average net assets, 0.675% of the Fund's next $500
                              million of average net assets, and 0.65% of the
                              Fund's average net assets in excess of $1 billion.

Financial Services Fund       1.00% of the first $30 million of the Fund's
                              average daily net assets, 0.75% of the Fund's next
                              $95 million of average daily net assets and 0.70%
                              of the Fund's average daily net assets in excess
                              of $125 million. The fees are computed and accrued
                              daily and paid monthly.

Growth Opportunities Fund     0.95% of the Fund's average daily net assets.

Growth + Value Fund           1.00% of the Fund's average daily net assets.

Large Company Value Fund      0.75% of the Fund's average daily net assets on
                              the first $100 million, 0.60% of the Fund's
                              average daily net assets on the next $50 million,
                              0.50% of the Fund's average daily net assets on
                              the next $100 million and 0.40% of the Fund's
                              average daily net assets thereafter.

LargeCap Growth Fund          0.75% of the first $500 million of the Fund's
                              average net assets, 0.675% of the next $500
                              million of average net assets, and 0.65% of the
                              average net assets in excess of $1 billion.

SERIES                        ANNUAL INVESTMENT MANAGEMENT FEE
------                        --------------------------------
MagnaCap Fund                 1.00% of the Fund's average daily net assets on
                              the first $30 million of net assets. The annual
                              rate is reduced to 0.75% on net assets from $30
                              million to $250 million; to 0.625% on net assets
                              from $250 million to $500 million; and to 0.50% on
                              net assets over $500 million. The fees are accrued
                              daily and paid monthly.

MidCap Opportunities Fund     1.00% of the Fund's average daily net assets.

MidCap Value Fund             1.00% of the Fund's average daily net assets.

Real Estate Fund              0.70% of the Fund's average daily net assets.

Disciplined LargeCap Fund     0.70% of the Fund's average daily net assets.

SmallCap Opportunities Fund   1.00% of the Fund's average daily net assets.

SmallCap Value Fund           1.00% of the Fund's average daily net assets.

Tax Efficient Equity Fund     0.80% of the Fund's average daily net assets.


                      TOTAL ADVISORY FEES PAID BY THE FUNDS

The following charts set forth the total amounts the Funds paid to the Investment Adviser for the last three fiscal years:


                                             MAY 31                      JUNE 30
                             --------------------------------------    ----------
                                2003          2002        2001 (1)        2000
                             ----------    ----------    ----------    ----------
Convertible Fund             $1,445,588    $2,156,604    $3,050,129    $2,652,928
Equity and Bond Fund(2)      $  663,570    $  892,830    $  913,795    $  476,583
Financial Services Fund      $2,320,797    $3,017,738    $2,766,066    $3,609,716
LargeCap Growth Fund         $1,411,271    $2,935,487    $4,287,057    $2,997,541
MagnaCap Fund                $1,827,489    $2,642,299    $2,711,207    $3,251,123


--------------------
(1) Reflects eleven-month period from July 1, 2000 to May 31, 2001. Effective July 26, 2000, the Funds changed their fiscal year end to May 31 from June 30.

(2)   Formerly known as the Pilgrim Balanced Fund and Equity and Income Fund.


                               MAY 31                    OCTOBER 31
                             ----------    --------------------------------------
                                2003         2002(1)        2001          2000
                             ----------    ----------    ----------    ----------
Real Estate Fund(2)(3)       $  440,210    $  641,719    $  495,072    $  394,098


--------------------

(1) The Fund changed it's fiscal year end to May 31 from October 31. Reflects seven-month period from November 1, 2002 to May 31, 2003.



(2) The advisory fees reflected in the table represented amounts paid to CRA, as the Fund's investment adviser. Effective November 4, 2002, ING Investments became the investment adviser to the Fund and CRA became the Sub-Adviser.

(3)   Formerly known as CRA Realty Shares Portfolio.


                                        MAY 31,            OCTOBER 31,
                               ------------------------    ----------
                                  2003          2002         2001(1)
                               ----------    ----------    ----------
Growth + Value Fund            $2,446,841    $4,983,047    $4,401,021
Disciplined LargeCap Fund      $  621,856    $1,029,681    $  815,269
Tax Efficient Equity Fund      $  266,318    $  391,876    $  260,789


--------------------





(1) Reflects seven-month period from November 1, 2000 to May 31, 2001. Effective July 26, 2000, the Funds changed their fiscal year end to May 31 from October 31.



                                               MAY 31,                  DECEMBER 31,
                               --------------------------------------   ------------
                                  2003          2002         2001(1)        2000
                               ----------    ----------    ----------    ----------
Growth Opportunities Fund      $1,865,117    $3,583,090    $2,339,228    $5,951,486
Large Company Value Fund(3)    $  966,292    $1,273,036    $  582,390    $1,549,898
MidCap Opportunities Fund      $1,844,018    $1,036,003    $  567,295    $1,439,697
MidCap Value Fund(2)           $  340,332    $   71,673        N/A           N/A
SmallCap Value Fund(2)         $  304,618    $   49,767        N/A           N/A
SmallCap Opportunities Fund    $3,072,328    $3,747,533    $1,954,402    $5,594,488


--------------------
(1) Reflects five-month period from January 1, 2001 to May 31, 2001. Effective July 26, 2000, the Funds changed their fiscal year end to May 31 from December 31.


(2) The MidCap Value Fund and SmallCap Value Fund commenced operations on March 7, 2002, February 1, 2002 and February 1, 2002, respectively.


(3)   Formerly Pilgrim Growth and Income Fund.

SUB-ADVISORY AGREEMENTS

      The Investment Management Agreement for the ING Funds provides that the Investment Adviser, with the approval of a Company's Board, may select and employ a Sub-Adviser for any ING Fund, and shall monitor the Sub-Advisers' investment programs and results, and coordinate the investment activities of the Sub-Advisers to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Sub-Advisers, executive salaries and expenses of the Directors/Trustees and officers of a Company who are employees of the Investment Adviser or its affiliates. The Sub-Advisers pay all of their expenses arising from the performance of its obligations under the Sub-Advisory Agreements.

      Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Company are borne by the ING Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the ING Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders;

fees and expenses of Directors/Trustees of the Company who are not employees of the Investment Adviser or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

      The Sub-Advisory Agreements may be terminated without payment of any penalties by the Investment Adviser, the Directors/Trustees, on behalf of a Company, or the shareholders of a Fund upon 60 days' written notice. Otherwise, after an initial term, the Sub-Advisory Agreements will remain in effect from year to year, subject to the annual approval of the appropriate Board, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors/Trustees, on behalf of a Fund who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

      Pursuant to a Sub-Advisory Agreement between the Investment Adviser and Wellington Management, Wellington Management acts as Sub-Advisor to LargeCap Growth Fund. In this capacity, Wellington Management, subject to the supervision and control of the Investment Adviser and the Trustees of the Fund, manages the Fund's portfolio investments consistently with its investment objective and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. Wellington Management's principal address is 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions.


      Pursuant to a Sub-Advisory Agreement between the Investment Adviser and ING Aeltus, ING Aeltus acts as Sub-Adviser to Growth Opportunities, MidCap Opportunities, SmallCap Opportunities, Disciplined LargeCap, Financial Services, Large Company Value, MagnaCap, Tax Efficient Equity, Convertible and Equity and Bond Funds. In this capacity, ING Aeltus, subject to the supervision and control of the Investment Adviser and the Trustees of the Funds, on behalf of each Fund, manages the Fund's portfolio investments consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. ING Aeltus, a Connecticut corporation is located at 10 State House Square, Hartford, Connecticut 06103-3602. ING Aeltus is an affiliate of the Investment Adviser and an indirect wholly-owned subsidiary of ING Groep.


      Pursuant to a Sub-Advisory Agreement between the Investment Adviser and Brandes, Brandes acts as Sub-Adviser to the MidCap Value Fund and the SmallCap Value Fund. In this capacity, Brandes, subject to the supervision and control of the Investment Adviser and the Trustees of the Funds, manages each Fund's portfolio investments in a manner consistent with each Fund's investment objective and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. Brandes' address is 11988 El Camino Real Suite 500, P.O. Box 919048, San Diego, California 92191. Charles Brandes, who controls the general partnership of Brandes, serves as one of the Managing Directors of Brandes.

      Pursuant to a Sub-Advisory Agreement between the Investment Adviser and CRA, CRA acts as Sub-Adviser to the Real Estate Fund. In this capacity, CRA, subject to the supervision and control of the Investment Adviser and the Trustees of the Fund, manages the Fund's portfolio of investments in a manner consistent with the Fund's investment objective and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. Located at 259 Radnor-Chestor Road, Radnor, PA 19087, CRA is in the business of providing investment advice to institutional and individual clients.

      As compensation to each Sub-Adviser for its services, the Investment Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets managed during the month:


           Fund                             Annual Sub-Advisory Fee
           ----                             -----------------------
Growth Opportunities Fund(1)                0.4275% of the Fund's average daily net assets

LargeCap Growth Fund(1)                     0.45% of first $100 million of Fund's average daily net assets
                                            0.30% of next $1.4 billion of Fund's average daily net assets; and
                                            0.25% in excess of $1.5 billion of Fund's average daily net assets

MidCap Opportunities Fund(1)                0.45% of the Fund's average daily net assets

SmallCap Opportunities Fund(1)              0.45% of the Fund's average daily net assets

Disciplined LargeCap Fund(1)                0.20% of the Fund's average daily net assets

Financial Services Fund(1)                  0.45% of first $30 million of Fund's average daily net assets
                                            0.3375% of next $95 million of Fund's average daily net assets; and
                                            0.3150% in excess of $125 million of Fund's average daily net assets

Large Company Value Fund(1)                 0.3375% of first $100 million of Fund's average daily net assets
                                            0.27% in excess of  $100 million of Fund's average daily net assets
                                            0.225% in excess of $150 million up to $250 million of Fund's average daily net assets

                                            0.18% in excess of $250 million of Fund's average daily net assets

MagnaCap Fund(1)                            0.45% of first $100 million of Fund's average daily net assets
                                            0.3375% in excess of $100 million of Fund's average daily net assets
                                            0.2813% in excess of $150 million up to $250 million of Fund's daily net assets
                                            0.225% in excess of $250 million of Fund's daily net assets

MidCap Value Fund                           0.70% of the Fund's average daily net assets

SmallCap Value Fund                         0.70% of the Fund's average daily net assets

Tax Efficient Equity Fund(1)                0.36% of the Fund's average daily net assets

Convertible Fund(1)                         0.3375% of first $500 million of Fund's average daily net assets
                                            0.3038% of next $500 million of Fund's average daily net assets; and
                                            0.2925% in excess of $1 billion of Fund's average daily net assets

Equity and Bond Fund(1)                     0.3375% of first $500 million of Fund's average daily net assets
                                            0.3038% of next $500 million of Fund's average daily net assets; and
                                            0.2925% in excess of $1 billion of Fund's average daily net assets

Real Estate Fund                            0.70% of the net assets of the Fund's predecessor Fund (CRA Realty Shares Fund)
                                            and 0.35% of additional assets raised subsequent to ING Investments becoming the
                                            Fund's Investment Adviser.



(1) Effective August 1, 2003, ING Aeltus began sub-advising the Fund.


      Former Sub-Adviser for Disciplined LargeCap Fund. J.P. Morgan Investment Management LLC ("J.P. Morgan") served as Sub-Adviser to Disciplined LargeCap Fund through August 2001. For the fiscal year ended October 31, 2000, the Investment Adviser paid portfolio management fees to J.P. Morgan of $497,672.

      Former Sub-Adviser for LargeCap Growth Fund and Convertible Fund. Nicholas-Applegate Capital Management ("NACM") served as Sub-Adviser to LargeCap Growth Fund and Convertible Fund through September 30, 2000. Prior to May 24, 1999, NACM was the investment adviser of the Funds, and neither the

Funds nor NACM paid portfolio manager fees. For the fiscal year ended June 30, 2000, the Investment Adviser paid portfolio management fees to NACM of $2,820,752 and for the three-month period ended September 30, 2000 paid portfolio management fees of $1,155,335.

      Former Sub-Adviser to the Tax-Efficient Equity Fund. Delta Asset Management ("Delta") served as Sub-Adviser to Tax-Efficient Equity Fund through March 15, 2002. For the fiscal period ended May 31, 2002, the Investment Adviser paid portfolio management fees to Delta of $164,767; for the fiscal period ended May 31, 2001, the Investment Adviser paid portfolio management fees of $91,563; and for the fiscal periods ended October 31, 1999 and October 31, 2000, the Investment Adviser paid portfolio management fees to Delta of $38,845 and $172,732, respectively.


      Former Sub-Adviser to the Growth + Value Fund. Navellier Fund Management, Inc. ("Navellier") served as Sub-Adviser to Growth + Value Fund through June 15, 2003. For the fiscal period ended May 31, 2003, the Investment Adviser paid portfolio management fees to Navellier of $1,223,421; for the fiscal period ended May 31, 2002, the Investment Adviser paid portfolio management fees to Navellier of $2,545,823; for the seven month period from November 1, 2000 to May 31, 2001, the Investment Adviser paid portfolio management fees of $2,200,510; and for the period ended October 31, 2000, the Investment Adviser paid portfolio management fees of $3,819,801.


             TOTAL SUB-ADVISORY FEES PAID BY THE INVESTMENT ADVISER
                         DURING THE FISCAL PERIOD ENDED:


FUND(1)                                       MAY 31,                   OCTOBER 31,
                                              -------                   -----------
                                 2003          2002         2001(4)         2000
                                 ----          ----         ----            ----
Growth + Value Fund(1)       $1,223,421    $2,545,823    $2,200,510     $3,819,801
MidCap Value Fund(2)           $186,293       $35,837          N/A            N/A
Real Estate Fund(3)            $258,363        N/A             N/A            N/A
SmallCap Value Fund(2)         $166,200       $24,883          N/A            N/A
Disciplined LargeCap Fund      $177,673      $294,195      $232,934       $497,672


----------


(1) Effective June 16, 2003, ING Investments, LLC assumed direct management of the investment portfolio of this Fund. As of that date Navellier Fund Management, Inc. no longer serves as sub-adviser to the Fund.



(2) The MidCap Value Fund and SmallCap Value Fund commenced operations on February 1, 2002.



(3) Prior to November 4, 2002, CRA served as the investment adviser rather than the Sub-Adviser to the Fund. Effective November 4, 2002, ING Investments became the investment adviser to the Fund, and CRA became the Sub-Adviser.



(4) Reflects seven-month period from November 1, 2000 to May 31, 2001. Effective July 26, 2000, each Fund except Real Estate Fund changed its fiscal year end to May 31 from October 31.





PROXY VOTING PROCEDURES


            The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Funds' portfolio securities. The procedures and guidelines delegate to the Investment Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting procedures, which require the Investment Adviser to vote proxies in accordance with a Fund's proxy voting procedures and guidelines, an independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In Addition, the Board established the Valuation and Proxy Voting Committee to oversee the implementation of the Fund's proxy voting procedures. A copy of the proxy voting procedure guidelines of the Funds, including procedures of the Investment Adviser, is attached hereto as Appendix
A. Beginning on or about August 31, 2004, and no later than August 31st annually thereafter, information regarding how the Funds vote proxies relating to portfolio securities for the one year period ending June 30th will be made available through the ING Funds' website (www.ingfunds.com) or by accessing the SEC's EDGAR database (www.sec.gov).


ADMINISTRATION


      ING Funds Services, LLC ("ING Funds Services" or the "Administrator") serves as administrator for all Funds, except Financial Services Fund and MagnaCap Fund, pursuant to various Administrative Services Agreements with the Funds. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by the Investment Adviser under the Investment Management Agreements, the custodian for the Funds under the Custodian Agreements, the transfer agent for the Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as a liaison among these service providers to the Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring the Investment Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Funds and provides office space for the Trust. The Administrator is an affiliate of the Investment Adviser.



      Growth + Value, Growth Opportunities, MidCap Opportunities, SmallCap Opportunities and Disciplined LargeCap Funds also pay ING Funds Services, LLC an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares.



      ING Funds Services serves as Shareholder Service Agent for the Financial Services and MagnaCap Funds pursuant to a Shareholder Service Agreement ("Agreement"). Under the terms of the Agreement, ING Funds Services has agreed to: (1) review, respond and process to correspondence from former, existing or new shareholder accounts and (2) receive and respond, in writing if necessary, to telephone calls pertaining to any former, existing or new shareholder accounts and maintain prior recordkeeping regarding such calls and responses. The Agreement does not provide for any services required to be provided by a registered broker-dealer or registered transfer agent. Prior to March 1, 2002, ING Funds Services served as Shareholder Service Agent for the Convertible, Equity and Bond and LargeCap Growth Funds.


      Prior to November 4, 2002, Real Estate Fund had an Administration Agreement with SEI Investments Mutual Funds Services ("SEI") under which SEI was responsible for providing the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. SEI also served as shareholder servicing agent for the Fund under a shareholder servicing agreement with the Fund pursuant to which SEI provided certain shareholder services in addition to those included in the Administration Agreement.

                   TOTAL ADMINISTRATIVE FEES PAID BY THE FUNDS


                                               MAY 31,                OCTOBER 31,
                                               ------                 ----------
                                   2003         2002       2001(1)       2000
                                   ----         ----       -------       ----
Growth + Value Fund(2)          $528,208    $1,031,063     $440,102     $836,071
Disciplined LargeCap Fund(2)    $127,997      $208,822     $116,467     $272,002
Tax Efficient Equity Fund(2)     $33,290       $49,206      $32,599        N/A

----------

(1) Reflects seven-month period from November 1, 2000 to May 31, 2001. Effective July 26, 2000 (March 23, 2001 with respect to Tax Efficient Equity Fund), the Funds changed their fiscal year end to May 31 from October 31.


(2) Includes an annual shareholding account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares.



                             MAY 31                         OCTOBER 31
                             ------                         ----------
                              2003           2002              2001              2000
                              ----           ----              ----              ----
Real Estate Fund(1)(2)      $62,885        $137,461          $111,081           $91,131


----------


(1) Of the administrative fees shown in the table $1,074 represent the amount paid to SEI Investments Mutual Funds Services, the Fund's prior administrator. Effective November 4, 2002, ING Funds Services became the Fund's administrator.



(2) The Fund changed its fiscal year end to May 31 from October 31. Reflects seven-month period from November 1, 2002 to May 31, 2003.



                                                 MAY 31,                   DECEMBER 31,
                                                 -------                   ------------
                                     2003         2002         2001            2000
                                   --------     --------     --------        --------
Growth Opportunities Fund(3)       $451,608     $796,611     $246,235(2)     $868,829
Large Company Value Fund           $136,403     $194,607     $ 91,556(2)          N/A
MidCap Opportunities Fund(3)       $368,961     $153,373     $ 56,730(2)     $155,988
SmallCap Opportunities Fund(3)     $662,980     $726,375     $195,440(2)     $826,269
MidCap Value Fund (1)              $ 34,033     $  7,168          N/A             N/A
SmallCap Value Fund (1)            $ 30,462     $  4,977          N/A             N/A


----------

(1) MidCap Value Fund and SmallCap Value Fund commenced operations on February 1, 2002.

(2) Reflects five-month period from January 1, 2001 to May 31, 2001. Effective July 26, 2000, the Funds changed their fiscal year end to May 31 from December 31.

(3) Includes an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares

     ADMINISTRATIVE AND SHAREHOLDER SERVICING FEES PAID BY CONVERTIBLE FUND,
                 EQUITY AND BOND FUND AND LARGECAP GROWTH FUND


                                          MAY 31                      JUNE 30
                                          ------                      -------
                           2003           2002(2)         2001(1)       2000
                         --------        --------        --------     --------
Convertible Fund         $192,745        $ 63,637        $ 26,465     $ 29,890
Equity and Bond Fund     $ 88,476        $ 35,827        $ 16,100     $  7,816
LargeCap Growth Fund     $188,169        $103,457        $ 30,990     $ 27,554


(1) Reflects eleven month period from July 1, 2000 to May 31, 2001. Effective July 26, 2000, the Funds changed their fiscal year end to May 31 from June 30.


(2) Effective March 1, 2002, the Funds entered into a new Administration Agreement with ING Funds Services, LLC ("IFS"). Prior to March 1, 2002, IFS acted as Shareholder Services Agent for the Funds.

  SHAREHOLDER SERVICING FEES PAID BY FINANCIAL SERVICES FUND AND MAGNACAP FUND


                                        MAY 31                     JUNE 30
                                        ------                     -------
                             2003        2002           2001(1)     2000
                            -------     -------        -------     -------
Financial Services Fund     $13,848     $17,641        $24,009     $43,262
MagnaCap Fund               $22,309     $23,960        $24,130     $31,735


----------

(1) Reflects eleven month period from July 1, 2000 to May 31, 2001. Effective July 26, 2000, the Funds changed their fiscal year end to May 31 from June 30.

                          EXPENSE LIMITATION AGREEMENTS

      The Investment Adviser has entered into expense limitation agreements with the following ING Funds, pursuant to which the Investment Adviser, and Sub-Adviser, as applicable, has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, the Investment Adviser will assume other expenses so that the total annual ordinary operating expenses of these Funds (which exclude interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Fund's business, and expenses of any counsel or other persons or services retained by the Company's Directors/Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser or Sub-Adviser do not exceed:


FUND                               CLASS A   CLASS B   CLASS C   CLASS I    CLASS M    CLASS Q
-----                              -------   -------   -------   -------    -------    -------
Convertible Fund                    1.60%     2.25%     2.25%       N/A       N/A        1.50%
Equity and Bond Fund                1.60%     2.25%     2.25%       N/A       N/A        1.50%
Large Company Value Fund            2.75%     3.50%     3.50%       N/A       N/A        2.75%
LargeCap Growth Fund                1.45%     2.10%     2.10%     1.10%       N/A        1.35%
MidCap Opportunities Fund(1)        1.75%     2.45%     2.45%     1.45%       N/A        1.60%
MidCap Value Fund                   1.75%     2.50%     2.50%     1.50%       N/A        1.75%
Real Estate Fund                    1.45%     2.20%     2.20%     1.00%       N/A        1.45%
SmallCap Value Fund                 1.75%     2.50%     2.50%     1.50%       N/A        1.75%
Tax Efficient Equity Fund           1.45%     2.20%     2.20%       N/A       N/A          N/A


----------


(1) The expense limits will be 1.50% for Class A shares and 2.20% for Class B and Class C shares through December 31, 2003, effective January 1, 2004 the limits will become 1.75% for Class A shares and 2.45% for Class B and Class C shares.


      Each Fund will at a later date reimburse the Investment Adviser for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. The Investment Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.


      The expense limitations are contractual and, after the initial term, shall renew automatically for one-year terms unless the Investment Adviser provides written notice of termination of the agreement to a lead Independent Director/Trustee within ninety (90) days' of the end of the then-current term for that Fund or upon termination of the Investment Management Agreement. Each Expense Limitation Agreement may also be terminated by the Fund, without payment of any penalty, upon written notice to the Investment

Adviser at its principal place of business within ninety (90) days' of the end of the then-current term for a Fund.

DISTRIBUTOR


      Shares of each Fund are distributed by ING Funds Distributor, LLC ("ING Funds Distributor" or the "Distributor") pursuant to Underwriting Agreements between each Company and the Distributor on behalf of each Fund. The Distributor's address is 7337 E. Doubletree Ranch Road, Scottsdale, AZ 85258. Each Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. Each Company and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is reallowed, such Authorized Dealer may be deemed to be an "underwriter" as that term is defined under the Securities Act of

1933, as amended (the "1933 Act"). After an initial term, each Underwriting Agreement will remain in effect for two years and from year to year only if its continuance is approved annually by a majority of the Board who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors/Trustees or a majority of the outstanding voting securities of the Company. See the Prospectus for information on how to purchase and sell shares of the ING Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor and the commissions reallowed to selling dealers are not an expense of the ING Funds and have no effect on the net asset value of the ING Funds. The Distributor, like the Investment Adviser, is an indirect, wholly owned subsidiary of ING Groep N.V.. Prior to November 6, 2000, ING Funds Distributor, LLC (the former distributor to the funds managed by ING Investment Management Co. LLC) served as the distributor for the Tax Efficient Equity Fund.


      For the fiscal year ended May 31, 2003, the Distributor received the following amounts in sales charges in connection with the sale of shares:


Fund                                           Class A                  Class B         Class C            Class M
                                    Sales Charges   Sales Charges                                       Sales Charges
                                       before           after                                               before
                                       Dealer           Dealer          Deferred        Deferred            Dealer
                                    Re-Allowance    Re-Allowance     Sales Charges    Sales Charges      Re-Allowance
                                    ------------    ------------     -------------    -------------      ------------
Convertible Fund                      $103,462         $13,495            $ 0           $ 5,327               N/A
Equity and Bond Fund                    19,535           2,548              0               896               N/A
Financial Services Fund                117,967          15,387              0               N/A               N/A
Growth Opportunities Fund               34,584           4,511              0             6,135               N/A
Growth + Value Fund                     75,570           9,857              0            10,403               N/A
Large Company Value Fund                25,392           3,312              0               135               N/A
LargeCap Growth Fund                    49,074           6,401              0             7,590               N/A
MagnaCap Fund                           75,279           9,819              0               685               945
MidCap Opportunities Fund               38,740           5,053              0            11,883               N/A
MidCap Value Fund                      126,017          16,437              0             5,057               N/A
Disciplined LargeCap Fund               11,186           1,459              0             2,296               N/A
Real Estate Fund(1)                      5,290             690              0                --               N/A
SmallCap Opportunities Fund             77,794          10,147              0            16,427               N/A
SmallCap Value Fund                     77,763          10,143              0             4,645               N/A
Tax Efficient Equity Fund                8,740           1,140              0                 8               N/A



Fund                                    Class M         Class T
                                    Sales Charges
                                        after           Deferred
                                        Dealer           Sales
                                     Re-Allowance       Charges
                                     ------------       -------
Convertible Fund                          N/A             N/A
Equity and Bond Fund                      N/A            $  0
Financial Services Fund                   N/A             N/A
Growth Opportunities Fund                 N/A            $  0
Growth + Value Fund                       N/A             N/A
Large Company Value Fund                  N/A             N/A
LargeCap Growth Fund                      N/A             N/A
MagnaCap Fund                             135             N/A
MidCap Opportunities Fund                 N/A             N/A
MidCap Value Fund                         N/A             N/A
Disciplined LargeCap Fund                 N/A             N/A
Real Estate Fund(1)                       N/A             N/A
SmallCap Opportunities Fund               N/A            $  0
SmallCap Value Fund                       N/A             N/A
Tax Efficient Equity Fund                 N/A             N/A


(1) Class A commenced operations on December 20, 2002, Class B commenced operations on November 20, 2002, Class C commenced operations on January 17, 2003 and Class Q had not commenced operations as of May 31, 2003 (the Fund's fiscal year end).

      For the fiscal years ended May 31, 2002 and May 31, 2001, the Distributor received the following amounts in sales charges in connection with the sale of shares:


                                        Class A                    Class A
                                     Sales Charges              Sales Charges               Class B                 Class C
                                         Before                     After                   Deferred                Deferred
        Fund                      Dealer Re-Allowance         Dealer Re-Allowance         Sales Charges           Sales Charges
                              -------------------------    -------------------------     --------------       ---------------------
                                 2002           2001          2002           2001         2002     2001         2002         2001
                              ----------     ----------    ----------     ----------     -----     ----       --------     --------
Convertible Fund              $  129,109     $  772,204    $   16,833     $  100,722     $   0     $  0       $  7,584     $ 37,540
Equity and Bond Fund          $   43,619     $   41,348    $    5,687     $    5,393     $   0     $  0       $    832     $  3,444
Financial Services Fund       $  295,993     $  367,564    $   38,591     $   47,943     $   0     $  0            N/A          N/A
Growth Opportunities Fund     $  145,607     $  371,878    $   18,984     $   48,506     $   0     $  0       $  7,129     $ 44,851
Growth + Value Fund           $  288,630     $1,117,379    $   37,631     $  145,745     $   0     $  0       $ 17,951     $ 77,220
Large Company Value Fund      $   44,463     $   12,678    $    5,797     $    1,654     $   0     $  0       $  1,064     $    674

                                      Class A                      Class A
                                   Sales Charges                Sales Charges                 Class B                Class C
                                       Before                       After                     Deferred               Deferred
        Fund                    Dealer Re-Allowance           Dealer Re-Allowance          Sales Charges          Sales Charges
                              -------------------------    -------------------------     -----------------     ---------------------
LargeCap Growth Fund          $  182,922     $1,256,708    $   23,849     $  163,918     $    0    $    0     $ 14,416     $ 59,975
MagnaCap Fund                 $  145,952     $  152,769    $   19,029     $   19,926     $    0    $    0     $    614     $  4,073
MidCap Opportunities Fund     $   37,223     $   46,872    $    4,853     $    6,114     $    0    $    0     $  1,970     $  5,884
MidCap Value Fund(1)          $        0            N/A    $        0            N/A        N/A       N/A     $     92          N/A
Real Estate Fund(2)                  N/A            N/A           N/A            N/A        N/A       N/A          N/A          N/A
Disciplined LargeCap Fund     $   17,350     $   32,648    $    2,262     $    4,258     $    0    $    0     $  9,675     $ 15,808
SmallCap Opportunities Fund   $  187,585     $   50,992    $   24,457     $    6,651     $    0    $    0     $  6,917     $ 21,098
SmallCap Value Fund(1)        $        0            N/A    $        0            N/A        N/A       N/A     $      4          N/A
Tax Efficient Equity Fund     $   23,892     $   28,144    $    3,115     $    3,671     $    0    $    0     $    178     $    567



(1) MidCap Value Fund and SmallCap Value Fund commenced operations on February 1, 2002.



(2)   As of May 31, 2002, Real Estate Fund had not commenced operations


                                            Class M                        Class M
                                         Sales Charges                  Sales Charges                      Class T
                                             Before                          After                         Deferred
                Fund                  Dealer Re-Allowance             Dealer Re-Allowance               Sales Charges
                                      -------------------             -------------------               -------------
                                     2002              2001           2002           2001             2002            2001
                                     ----              ----           ----           ----             ----            ----
Convertible Fund                      N/A               N/A            N/A            N/A              N/A             N/A
Equity and Bond Fund                  N/A               N/A            N/A            N/A                0              $0
Financial Services Fund               N/A               N/A            N/A            N/A              N/A             N/A
Growth Opportunities Fund             N/A               N/A            N/A            N/A                0              $0
Growth + Value Fund                   N/A               N/A            N/A            N/A              N/A             N/A
Large Company Value Fund              N/A               N/A            N/A            N/A              N/A             N/A
LargeCap Growth Fund                  N/A               N/A            N/A            N/A              N/A             N/A
MagnaCap Fund                      $5,328            $4,810         $1,141         $1,031              N/A             N/A
MidCap Opportunities Fund             N/A               N/A            N/A            N/A              N/A             N/A
MidCap Value Fund(1)                  N/A               N/A            N/A            N/A              N/A             N/A
Real Estate Fund(2)                   N/A               N/A            N/A            N/A              N/A             N/A
Disciplined LargeCap Fund             N/A               N/A            N/A            N/A              N/A             N/A
SmallCap Opportunities Fund           N/A               N/A            N/A            N/A                0              $0
SmallCap Value Fund(1)                N/A               N/A            N/A            N/A              N/A             N/A
Tax Efficient Equity Fund             N/A               N/A            N/A            N/A              N/A             N/A

(1) MidCap Value Fund and SmallCap Value Fund commenced operations on February 1, 2002.

(2)   As of May 31, 2002, the Real Estate Fund had not commenced operations.





      Prior November 4, 2002, Class A shares of the Real Estate Fund were sold subject to a front-end sales charge of 4.25%. Selling dealers were normally reallowed 100% of the sales charge by SEI Investments Distribution Co., the Fund's distributor.


                                RULE 12b-1 PLANS

      Each Company has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to most classes of shares offered by each Fund ("Rule 12b-1 Plans"). The ING Funds intend to operate the Rule 12b-1 Plans in accordance with their terms and the National Association of Securities Dealers, Inc. rules concerning sales charges. Under the Rule 12b-1 Plans, the Distributor may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, Class C, Class M and Class Q shares in amounts as set forth in the following table. The ING Funds do not have a 12b-1 Plan with respect to the Institutional Class (Class I).



                                           FEES BASED ON AVERAGE DAILY NET ASSETS
NAME OF FUND                      CLASS A      CLASS B      CLASS C      CLASS M     CLASS Q
------------                      -------      -------      -------      -------     -------
Convertible Fund                   0.35%        1.00%        1.00%         N/A        0.25%
Equity and Bond Fund               0.35%        1.00%        1.00%         N/A        0.25%
Financial Services Fund            0.25%        1.00%         N/A          N/A         N/A
Growth Opportunities Fund          0.30%        1.00%        1.00%         N/A        0.25%
Growth + Value Fund                0.30%        1.00%        1.00%         N/A        0.25%
Large Company Value Fund           0.25%        1.00%        1.00%         N/A        0.25%
LargeCap Growth Fund               0.35%        1.00%        1.00%         N/A        0.25%
MagnaCap Fund                      0.30%        1.00%        1.00%        0.75%       0.25%
MidCap Opportunities Fund          0.30%        1.00%        1.00%         N/A        0.25%
MidCap Value Fund                  0.25%        1.00%        1.00%         N/A        0.25%
Real Estate Fund                   0.25%        1.00%        1.00%         N/A        0.25%
Disciplined LargeCap Fund          0.30%        1.00%        1.00%         N/A         N/A
SmallCap Opportunities Fund        0.30%        1.00%        1.00%         N/A        0.25%
SmallCap Value Fund                0.25%        1.00%        1.00%         N/A        0.25%
Tax Efficient Equity Fund          0.35%        1.00%        1.00%         N/A         N/A


      These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of Class A, Class B, Class C, Class M and Class Q shares of the ING Funds, including payments to dealers for selling shares of the ING Funds and for servicing shareholders of these classes of the ING Funds. Activities for which these fees may be used include: promotional activities; preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; personnel costs and overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; interest on accrued distribution expenses; and costs of administering the Rule 12b-1 Plans. No more than 0.75% per annum of a Fund's average net assets may be used to finance distribution expenses, exclusive of shareholder servicing payments, and no Authorized Dealer may receive shareholder servicing payments in excess of 0.25% per annum of a Fund's average net assets held by the Authorized Dealer's clients or customers.


      Under the Rule 12b-1 Plans, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at rates that are based on the average daily net assets of shares that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. The rates, on an annual basis, are as follows: 0.25% for Class A, 0.25% for Class B, 1.00% for Class C and 0.65% for Class M. Rights to these ongoing payments generally begin to accrue in the 13th month following a purchase of Class A, Class B or Class C shares, and in the first month following a purchase of Class M shares. The Distributor may, in its discretion, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class A,B or C shares. In addition, a 0.25% fee may be paid on Class Q shares.



      The Distributor will be reimbursed for its actual expenses incurred under a Rule 12b-1 Plan with respect to Class A shares of MagnaCap Fund. The Distributor has incurred costs and expenses with respect to Class A shares that may be reimbursable in future months or years in the amounts of $___________ for MagnaCap Fund (0.30% of its net assets) as of May 31, 2003 and $701,353 for MagnaCap Fund as of May 31, 2002. With respect to Class A shares of each other Fund and Class B, Class C, Class M and Class Q shares of each Fund that offers the class, the Distributor will receive payment without regard to actual distribution expenses it incurs. In the event a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.


      In addition to providing for the expenses discussed above, the Rule 12b-1 Plans also recognize that the Investment Adviser and/or the Distributor may use their resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the ING Funds' shares and other funds managed by the Investment Adviser. In some instances, additional compensation or promotional incentives may be offered to dealers. Such compensation and incentives may include, but are not limited to: cash; merchandise; trips and financial assistance to dealers in connection with pre-approved conferences or seminars; sales or training programs for invited sales personnel; payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families or other invited guests to various locations for such seminars or training programs; seminars for the public; advertising and sales campaigns regarding one or more of the ING Funds or other funds managed by the Investment Adviser and/or other events sponsored by dealers. In addition, the Distributor may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. These conditions relate to increasing sales of shares of the ING Funds over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% of the value of the ING Funds' shares sold by the dealer during a particular period, and (2) 0.15% of the value of the ING Funds' shares held by the dealer's customers for more than one year, calculated on an annual basis.

      The Rule 12b-1 Plans have been approved by the Board of each Fund, including all of the Directors/Trustees who are not interested persons of the Company as defined in the 1940 Act. Each Rule 12b-1 Plan must be renewed annually by the Board, including a majority of the Directors/Trustees who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors be committed to the Directors/Trustees who are not interested persons. Each Rule 12b-1 Plan and any distribution or service agreement may be terminated as to a Fund at any time, without any penalty, by such Directors/Trustees or by a vote of a majority of the Fund's outstanding shares on written notice. The Distributor or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.


      In approving each Rule 12b-1 Plan, the Board has determined that differing distribution arrangements in connection with the sale of new shares of a Fund is necessary and appropriate in order to meet the needs of different potential investors. Therefore, the Board, including those Directors/Trustees who are not interested persons of the Company, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties and the legal advice furnished to them by their independent legal counsel, there is a reasonable likelihood that the Rule 12b-1 Plans as tailored to each class of each Fund, will benefit such ING Funds and their respective shareholders.


      Each Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to a Fund without approval by a majority of the

Fund's outstanding shares, and all material amendments to a Plan or any distribution or service agreement shall be approved by the Directors/Trustees who are not interested persons of the Company, cast in person at a meeting called for the purpose of voting on any such amendment.

      The Distributor is required to report in writing to the Board at least quarterly on the monies reimbursed to it under each Rule 12b-1 Plan, as well as to furnish the Board with such other information as may be reasonably be requested in connection with the payments made under the Rule 12b-1 Plan in order to enable the Board to make an informed determination of whether the Rule 12b-1 Plan should be continued.

      Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the Funds for the fiscal year ended May 31, 2003 were as follows.


DISTRIBUTION EXPENSES                     CLASS A      CLASS B         CLASS C        CLASS M      CLASS Q       CLASS T(1)
---------------------                     -------      -------         -------        -------      -------       ----------
Convertible Fund
Advertising .........................       250            366            892           N/A             17           N/A
Printing ............................     4,757          6,961         16,955           N/A            330           N/A
Salaries & Commissions ..............    36,464         53,356        129,962           N/A          2,529           N/A
Broker Servicing ....................   168,821        247,027        601,695           N/A         11,710           N/A
Miscellaneous .......................    23,063         33,747         82,198           N/A          1,600           N/A
TOTAL ...............................   233,355        341,457        831,702           N/A         16,186           N/A

Equity and Bond Fund
Advertising .........................       295            176            264           N/A              1            51
Printing ............................     5,601          3,338          5,012           N/A             22           967
Salaries & Commissions ..............    44,582         26,574         39,896           N/A            177         7,694
Broker Servicing ....................   130,032         77,508        116,365           N/A            515        22,442
Miscellaneous .......................    25,330         15,098         22,668           N/A            100         4,372
TOTAL ...............................   205,840        122,694        184,205           N/A            815        35,526

Financial Services Fund
Advertising .........................     1,421          1,327            N/A           N/A            N/A           N/A
Printing ............................    27,000         25,220            N/A           N/A            N/A           N/A
Salaries & Commissions ..............   192,987        180,261            N/A           N/A            N/A           N/A
Broker Servicing ....................   344,309        321,606            N/A           N/A            N/A           N/A
Miscellaneous .......................    93,000         86,867            N/A           N/A            N/A           N/A
TOTAL ...............................   658,717        615,281            N/A           N/A            N/A           N/A

Growth + Value
Advertising .........................       378            687            971           N/A             68           N/A
Printing ............................     7,175         13,045         18,454           N/A          1,287           N/A
Salaries & Commissions ..............    57,113        103,837        146,895           N/A         10,247           N/A
Broker Servicing ....................   221,936        403,498        570,819           N/A         39,819           N/A
Miscellaneous .......................    44,413         80,747        114,231           N/A          7,968           N/A
TOTAL ...............................   331,015        601,814        851,370           N/A         59,389           N/A

Growth Opportunities Fund
Advertising .........................       369            348            470           N/A              1           126
Printing ............................     7,008          6,605          8,935           N/A             19         2,390
Salaries & Commissions ..............    53,394         50,329         68,082           N/A            148        18,208

DISTRIBUTION EXPENSES                     CLASS A      CLASS B         CLASS C        CLASS M      CLASS Q       CLASS T(1)
---------------------                     -------      -------         -------        -------      -------       ----------
Broker Servicing ....................   206,558        194,702        263,378           N/A            572        70,438
Miscellaneous .......................    40,095         37,794         51,125           N/A            111        13,673
TOTAL ...............................   307,424        289,778        391,990           N/A            851       104,835

Large Company Value Fund
Advertising .........................     1,002             53             49           N/A              0           N/A
Printing ............................    19,034          1,011            929           N/A              2           N/A
Salaries & Commissions ..............   147,721          7,843          7,207           N/A             14           N/A
Broker Servicing ....................   115,103          6,112          5,616           N/A             11           N/A
Miscellaneous .......................    70,103          3,722          3,420           N/A              7           N/A
TOTAL ...............................   352,963         18,741         17,221           N/A             34           N/A

LargeCap Growth Fund
Advertising .........................       402            518            607           N/A             34           N/A
Printing ............................     7,642          9,848         11,537           N/A            639           N/A
Salaries & Commissions ..............    60,044         77,370         90,644           N/A          5,022           N/A
Broker Servicing ....................   199,374        256,906        300,984           N/A         16,677           N/A
Miscellaneous .......................    67,057         86,408        101,233           N/A          5,609           N/A
TOTAL ...............................   334,519        431,050        505,005           N/A         27,981           N/A

MagnaCap Fund
Advertising .........................     1,160            454            163           129             28           N/A
Printing ............................    22,049          8,620          3,101         2,447            541           N/A
Salaries & Commissions ..............   169,539         66,279         23,847        18,818          4,163           N/A
Broker Servicing ....................   364,268        142,407         51,237        40,432          8,944           N/A
Miscellaneous .......................   102,825         40,198         14,463        11,413          2,525           N/A
TOTAL ...............................   659,841        257,958         92,811        73,239         16,201           N/A

MidCap Opportunities Fund
Advertising .........................       270            224            890           N/A             12           N/A
Printing ............................     5,136          4,263         16,917           N/A            233           N/A
Salaries & Commissions ..............    40,381         33,518        133,012           N/A          1,835           N/A
Broker Servicing ....................   207,250        172,026        682,669           N/A          9,418           N/A
Miscellaneous .......................    34,157         28,352        112,511           N/A          1,552           N/A
TOTAL ...............................   287,194        238,383        945,999           N/A         13,050           N/A

MidCap Value Fund
Advertising .........................       175             82            215           N/A              0           N/A
Printing ............................     3,330          1,565          4,093           N/A              1           N/A
Salaries & Commissions ..............    30,164         14,178         37,070           N/A             13           N/A
Broker Servicing ....................    30,001         14,101         36,870           N/A             12           N/A
Miscellaneous .......................    51,607         24,257         63,423           N/A             21           N/A
TOTAL ...............................   115,277         54,183        141,671           N/A             47           N/A

Real Estate(2)
Advertising .........................       116            137              7           N/A              0           N/A
Printing ............................     2,206          2,610            126           N/A              0           N/A
Salaries & Commissions ..............    14,990         17,733            859           N/A              3           N/A

DISTRIBUTION EXPENSES                     CLASS A      CLASS B         CLASS C        CLASS M      CLASS Q       CLASS T(1)
---------------------                     -------      -------         -------        -------      -------       ----------
Broker Servicing ....................     5,485          6,488            314           N/A              1           N/A
Miscellaneous .......................     6,111          7,229            350           N/A              1           N/A
TOTAL ...............................    28,908         34,197          1,656           N/A              5           N/A

Disciplined LargeCap Fund
Advertising .........................        29            135            254           N/A            N/A           N/A
Printing ............................       543          2,558          4,817           N/A            N/A           N/A
Salaries & Commissions ..............     4,517         21,298         40,098           N/A            N/A           N/A
Broker Servicing ....................    27,253        128,487        241,906           N/A            N/A           N/A
Miscellaneous .......................     3,029         14,282         26,889           N/A            N/A           N/A
TOTAL ...............................    35,371        166,760        313,964           N/A            N/A           N/A

SmallCap Opportunities Fund
Advertising .........................       873            642          1,305           N/A             22            41
Printing ............................    16,589         12,200         24,716           N/A            423           785
Salaries & Commissions ..............   128,716         94,657        192,389           N/A          3,282         6,092
Broker Servicing ....................   459,275        337,748        686,465           N/A         11,711        21,736
Miscellaneous .......................   114,741         84,380        171,499           N/A          2,926         5,430
TOTAL ...............................   720,194        529,627      1,076,454           N/A         18,364        34,084

SmallCap Value Fund
Advertising .........................       165             66            218           N/A              0           N/A
Printing ............................     3,127          1,251          4,142           N/A              0           N/A
Salaries & Commissions ..............    27,462         10,982         36,368           N/A              4           N/A
Broker Servicing ....................    24,851          9,938         32,911           N/A              4           N/A
Miscellaneous .......................    52,046         20,813         68,926           N/A              8           N/A
TOTAL ...............................   107,651         43,050        142,565           N/A             16           N/A

Tax Efficient Equity Fund
Advertising .........................       272             87             26           N/A            N/A           N/A
Printing ............................     5,164          1,654            486           N/A            N/A           N/A
Salaries & Commissions ..............    40,321         12,917          3,797           N/A            N/A           N/A
Broker Servicing ....................    57,435         18,399          5,409           N/A            N/A           N/A
Miscellaneous .......................    18,999          6,086          1,789           N/A            N/A           N/A
TOTAL ...............................   122,191         39,143         11,507           N/A            N/A           N/A


----------

(1)   The last remaining Class T shares converted to Class A shares on June 2,
      2003.


(2) From June 1, 2002 to November 3, 2000, the Real Estate Fund did not make any payments to SEI Investments Distribution Co., the Fund's distributor, because the Fund did not offer shares subject to a distribution plan as of that date. Effective November 4, 2002, ING Funds Distributor became the Fund's distributor.


SHAREHOLDER SERVICING AGENT

      ING Funds Services, an affiliate of the Investment Adviser, serves as Shareholder Servicing Agent for the ING Funds. The Shareholder Servicing Agent is responsible for responding to written and telephonic inquiries from shareholders. Each Fund pays the Shareholder Servicing Agent a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

      Prior to November 4, 2002, SEI Investments served as the shareholder servicing agent for the Real Estate Fund pursuant to a shareholder servicing agreement.


OTHER EXPENSES

      In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Directors/Trustees who are not affiliated with the Investment Adviser. Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.

                                 CODE OF ETHICS

      The ING Funds, the Investment Adviser and the Distributor have adopted a Code of Ethics governing personal trading activities of all Directors/Trustees, officers of the ING Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against a Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the ING Funds' Compliance Officer or her designee and to report all transactions on a regular basis. The Sub-Advisers have adopted their own Codes of Ethics to govern the personal trading activities of their personnel.

             SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS

DIVERSIFICATION

      Each Fund (except Real Estate Fund) is "diversified" within the meaning of the 1940 Act. In order to qualify as diversified, a Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer).

      Non-Diversified Investment Company. Real Estate Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

INVESTMENTS, INVESTMENT STRATEGIES AND RISKS

      The table on the following pages identifies various securities and investment techniques used by ING Investments and the Sub-Advisers where applicable in managing the ING Funds described in this Statement of Additional Information. The table has been marked to indicate those securities and investment techniques that ING Investments and the Sub-Advisers may use to manage a Fund. A Fund may use any or all of these techniques at any one time, and the fact that a Fund may use a technique does not mean that the technique will be used. A Fund's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of

Additional Information, as well as federal securities laws. There can be no assurance that any of the Funds will achieve their investment objectives. The Funds' investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus. Where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

                                                Equity                                                       Large
                                                 and     Financial      Growth        Growth    LargeCap    Company     Magna
                                  Convertible    Bond    Services   Opportunities    + Value     Growth      Value        Cap
      Asset Class(1)                  Fund       Fund      Fund          Fund          Fund       Fund        Fund       Fund
      --------------                  ----       ----      ----          ----          ----       ----        ----       ----
EQUITIES
Common Stock, Preferred                X           X         X             X             X          X           X          X
Stock & Convertible
Securities (2)
Synthetic Convertible                  X           X         X             X                        X
Securities (17)
FOREIGN INVESTMENTS (3)
  ADRs / EDRs                          X           X         X             X             X          X           X          X
Emerging Market Equities               X           X         X             X                        X
Eurodollar Convertible                 X           X         X             X             X          X
Securities
Eurodollar/Yankee                      X           X         X             X             X          X
Dollar Instruments
Foreign Currency                                             X             X             X          X           X          X
  Exchange Transactions
Foreign Mortgage                       X           X                                     X          X
Related Securities  (3)
International Debt                     X           X         X             X             X          X           X          X
Securities
Securities of Foreign Issuers          X           X         X             X             X          X           X          X
Sovereign Debt Securities (4)          X           X                       X             X          X           X          X
FIXED INCOME
ARMS
Corporate Debt Securities              X           X         X             X             X          X           X          X
Floating or Variable Rate              X           X         X             X             X          X                      X
 Instruments
GICs (19)                                                                                X                                 X
GNMA Certificates                      X           X                       X             X          X           X          X
High Yield Securities                  X           X
Mortgage Related Securities            X           X                                     X          X           X          X
  Privately Issued                                                                       X                      X          X

                                                                           Research
                                                                           Enhanced
                                                                           Index Disci                                     Tax
                                      MidCap        MidCap                   plined         SmallCap      SmallCap      Efficient
                                  Opportunities      Value   Real Estate    LargeCap     Opportunities     Value          Equity
      Asset Class(1)                   Fund          Fund        Fund         Fund            Fund          Fund           Fund
      --------------                   ----          ----        ----         ----            ----          ----           ----
EQUITIES
Common Stock, Preferred                  X             X           X            X              X              X             X
Stock & Convertible
Securities (2)
Synthetic Convertible                    X                                                     X
Securities (17)
FOREIGN INVESTMENTS (3)
  ADRs / EDRs                            X             X                                       X              X             X
Emerging Market Equities                 X                                                     X                            X
Eurodollar Convertible                   X             X                                       X              X
Securities
Eurodollar/Yankee                        X             X                                       X              X             X
Dollar Instruments
Foreign Currency                         X             X                        X              X              X             X
  Exchange Transactions
Foreign Mortgage                         X                         X            X              X
Related Securities  (3)
International Debt                       X             X           X            X              X              X             X
Securities
Securities of Foreign Issuers            X             X           X            X              X              X             X
Sovereign Debt Securities (4)            X             X                        X              X              X             X
FIXED INCOME
ARMS                                                                                                                        X
Corporate Debt Securities                X             X           X            X              X              X             X
Floating or Variable Rate                X             X           X            X              X              X             X
 Instruments
GICs (19)                                                                                                     X             X
GNMA Certificates                        X             X           X            X              X              X             X
High Yield Securities                                              X
Mortgage Related Securities              X             X           X            X              X              X             X
  Privately Issued                       X             X           X            X              X              X             X



                                                Equity                                                       Large
                                                 and     Financial      Growth        Growth    LargeCap    Company     Magna
                                  Convertible    Bond    Services   Opportunities    + Value     Growth      Value        Cap
      Asset Class(1)                  Fund       Fund      Fund          Fund          Fund       Fund        Fund       Fund
      --------------                  ----       ----      ----          ----          ----       ----        ----       ----
CMOs(5)(19)
  Interest/Principal Only              X           X                       X             X          X           X          X
  Stripped Mortgage Backed
  Securities(5)
Municipal Securities (7)               X           X                                                X
Short-Term Investments (8)             X           X         X             X             X          X           X          X
United States    Government            X           X         X             X             X          X           X          X
Securities
OTHER INVESTMENTS
Asset Backed Securities                X           X         X             X             X          X           X          X
(non-mortgage)
Banking Industry                       X           X         X             X             X          X           X          X
Obligations
Derivatives                            X           X         X             X             X          X           X          X
Dealer Options(6)                      X           X                       X             X          X
Exchange Traded Options                X           X                       X             X          X           X
Financial Futures                      X           X                       X             X          X           X
Contracts and Related
      Options (9)(25)
Foreign Currency                       X           X                       X             X          X                      X
Futures Contracts(10)(25)
Foreign Currency                       X           X                       X             X          X           X
Options(11)
Forward                                                                                                         X
Currency                               X           X         X             X             X          X                      X
Contracts(12)(30)
OTC Options(19)                        X           X                       X             X          X
Purchasing Options (6)(16)(17)         X           X                       X             X          X           X
(19)
Stock Index Options(6)                 X           X                       X             X          X           X
Straddles(13)                          X           X                       X             X          X           X
Warrants (14)(15)                      X           X         X             X             X          X           X          X
Writing Options(6)(16)(17)(19)         X           X                       X             X          X
Index-, Currency-, and                 X           X                                                X
Equity-Linked Debt Securities

                                                                          Research
                                                                          Enhanced
                                                                          Index Disci                                     Tax
                                     MidCap        MidCap                   plined         SmallCap      SmallCap      Efficient
                                 Opportunities      Value   Real Estate    LargeCap     Opportunities     Value          Equity
      Asset Class(1)                  Fund          Fund        Fund         Fund            Fund          Fund           Fund
      --------------                  ----          ----        ----         ----            ----          ----           ----
CMOs(5)(19)
  Interest/Principal Only               X             X           X            X              X              X             X
  Stripped Mortgage Backed
  Securities(5)
Municipal Securities (7)
Short-Term Investments (8)              X             X           X            X              X              X             X
United States    Government             X             X           X            X              X              X             X
Securities
OTHER INVESTMENTS
Asset Backed Securities                 X             X           X            X              X              X             X
(non-mortgage)
Banking Industry                        X             X           X            X                             X             X
Obligations
Derivatives                             X             X           X            X              X              X             X
Dealer Options(6)                       X             X           X            X              X              X             X
Exchange Traded Options                 X             X           X            X              X              X             X
Financial Futures                       X             X           X            X              X              X             X
Contracts and Related
      Options (9)(25)
Foreign Currency                        X             X           X            X              X              X             X
Futures Contracts(10)(25)
Foreign Currency                        X             X           X            X              X              X             X
Options(11)
Forward
Currency                                X             X           X            X              X              X             X
Contracts(12)(30)
OTC Options(19)                         X             X           X            X              X              X             X
Purchasing Options (6)(16)(17)          X             X           X            X              X              X             X
(19)
Stock Index Options(6)                  X             X           X            X              X              X             X
Straddles(13)                           X             X           X            X              X              X             X
Warrants (14)(15)                       X             X           X            X              X              X             X
Writing Options(6)(16)(17)(19)          X             X           X            X              X              X             X
Index-, Currency-, and
Equity-Linked Debt Securities



                                                Equity                                                       Large
                                                 and     Financial      Growth        Growth    LargeCap    Company     Magna
                                  Convertible    Bond    Services   Opportunities    + Value     Growth      Value        Cap
      Asset Class(1)                  Fund       Fund      Fund          Fund          Fund       Fund        Fund       Fund
      --------------                  ----       ----      ----          ----          ----       ----        ----       ----
IPOs                                   X                                   X                                    X          X
Loan Participations and                X           X         X             X             X          X           X          X
Assignments
Other Investment                       X           X         X             X             X          X           X          X
  Companies (18)
  Private Funds                                    X
  Real Estate Securities               X           X         X             X             X          X           X          X
  Restricted and Illiquid              X           X         X             X             X          X           X          X
Securities (19)
Securities of Companies with           X           X         X             X             X          X           X          X
Limited Operating
Histories (20)
TBA Sale Commitments                   X           X                                     X          X           X
    Zero Coupon and Pay-In-            X           X         X             X             X
    Kind (21)
INVESTMENT TECHNIQUES
Borrowing (22)                         X           X         X             X             X          X           X          X
   Concentration (23)                                        X
Lending of Portfolio                   X           X                       X             X          X                      X
Securities(24)
Portfolio Hedging(10)(25)              X           X         X             X             X          X           X          X
Repurchase Agreements (19)(26)         X           X         X             X             X          X           X          X
Reverse Repurchase                     X           X         X             X             X          X           X          X
Agreements and Dollar Roll
Transactions (19)(27)
Securities, Interest Rate and          X           X         X             X             X          X                      X
Currency Swaps (28)
Short Sales (13)(29)                                                       X
Temporary Defensive and Other          X           X         X             X             X          X           X          X
Short-Term Positions
When-Issued Securities and             X           X         X             X             X          X           X          X
Delayed-Delivery Transactions
(30)

                                                                          Research
                                                                          Enhanced
                                                                          Index Disci                                     Tax
                                     MidCap        MidCap                   plined         SmallCap      SmallCap      Efficient
                                 Opportunities      Value   Real Estate    LargeCap     Opportunities     Value          Equity
      Asset Class(1)                  Fund          Fund        Fund         Fund            Fund          Fund           Fund
      --------------                  ----          ----        ----         ----            ----          ----           ----
IPOs                                    X             X                                       X              X             X
Loan Participations and                 X             X           X            X              X              X             X
Assignments
Other Investment                        X             X           X            X              X              X             X
  Companies (18)
  Private Funds                                                                                                            X
  Real Estate Securities                X             X           X            X              X              X             X
  Restricted and Illiquid               X             X           X            X              X              X             X
Securities (19)
Securities of Companies with            X             X           X            X              X              X             X
Limited Operating
Histories (20)
TBA Sale Commitments                    X             X                        X                             X             X
    Zero Coupon and Pay-In-             X             X           X            X              X              X             X
    Kind (21)
INVESTMENT TECHNIQUES
Borrowing (22)                          X             X           X            X              X              X             X
   Concentration (23)                                             X
Lending of Portfolio                    X             X           X            X              X              X             X
Securities(24)
Portfolio Hedging(10)(25)               X             X           X            X              X              X             X
Repurchase Agreements (19)(26)          X             X           X            X              X              X             X
Reverse Repurchase                      X             X           X            X              X              X             X
Agreements and Dollar Roll
Transactions (19)(27)
Securities, Interest Rate and           X                                      X              X              X             X
Currency Swaps (28)
Short Sales (13)(29)                                  X                        X              X              X             X
Temporary Defensive and Other           X             X           X            X              X              X             X
Short-Term Positions
When-Issued Securities and              X             X           X            X              X              X             X
Delayed-Delivery Transactions
(30)

(1) See each Fund's Fundamental Investment Restrictions for further information. The investment strategy contained in the prospectus may be modified by the Fund's Fundamental Investment Restrictions. The Fundamental Investment Restrictions for each Fund follow this "Description of the Funds and their Investments and Risks."

(2) Each Fund may invest in common stock, convertible securities, and other equity securities according to the investment strategy contained in the prospectus.

(3) The Equity and Bond Fund, Convertible Fund, Growth + Value Fund, Growth Opportunities Fund, Large Company Value Fund, LargeCap Growth Fund, MidCap Opportunities Fund, Disciplined LargeCap Fund and SmallCap Opportunities Fund may invest up to 20% of their total assets in securities of foreign issuers, of which 10% of the total assets may be invested in foreign securities that are not listed on a U.S. securities exchange. MagnaCap may invest up to 5% of its total net assets in certain foreign securities (including ADRs). MidCap Value and SmallCap Value Fund may invest up to 20% of their net assets in securities of foreign issuers.

(4) Sovereign Debt securities include Brady bonds. MidCap Value and SmallCap Value Funds may not invest in sovereign debt securities rated below investment grade.

(5) The Growth + Value Fund, MidCap Opportunities Fund and Disciplined LargeCap Fund may invest up to 5% of net assets in privately issued CMOs, IOs and POs when the Investment Adviser or Sub-Adviser believes that such investments are consistent with the Fund's investment objective.

(6) The Financial Services Fund, Large Company Value and MagnaCap Funds are not authorized to purchase put or call options or write call options, or purchase stock index options or dealer options.

(7) Includes Moral Obligations Securities, Industrial Development and Pollution Control Bonds, Municipal Lease Obligations and short-term Municipal Obligations.

(8) Includes Bank Certificate of Deposit, Bankers Acceptance, Time Deposits, Savings Association Obligations, Commercial Paper, Short-Term Notes and other Corporate Obligations.

(9) The Large Company Value Fund and Tax Efficient Equity Fund may invest in interest rate futures.

(10) MidCap Opportunities Fund may only purchase and sell futures contracts if the margin and premiums paid on futures contracts do not exceed 5% of total assets unless the transaction is for bona fide hedging.

(11) The Convertible Fund, Equity and Bond Fund, Growth Opportunities Fund, Growth + Value Fund, LargeCap Growth Fund, MidCap Value Fund, SmallCap Opportunities Fund, SmallCap Value Fund and Tax Efficient Equity Funds may buy or sell put and call options on foreign currencies.

(12) The Convertible Fund, Equity and Bond Fund, LargeCap Growth Fund, MidCap Value Fund, SmallCap Value Fund and Tax Efficient Equity Funds may enter into foreign currency contracts in anticipation of changes in currency exchange rates.

(13) The Financial Services Fund may not sell short, or write, purchase or sell straddles, spreads or combinations thereof.

(14) As a matter of operating policy, Convertible Fund, Equity and Bond Fund, Financial Services Fund, and LargeCap Growth Fund will invest no more than 5% of their net assets in warrants.

(15)  The Discipline LargeCap Fund may purchase index warrants.

(16) The Convertible, Equity and Bond, and LargeCap Growth Funds may not purchase or write options on securities, except for hedging purposes and then only if (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets, (ii) aggregate premiums on put options purchased by a Fund do not exceed 5% of its net assets, (iii) not more than 25% of a Fund's net assets would be hedged, and (iv) not more than 25% of a Fund's net assets are used as cover for options written by the Fund.

(17) Each Fund, except Financial Services Fund, Large Company Value Fund and MagnaCap Fund may write covered call options. The Convertible Fund, Equity and Bond Fund, LargeCap Growth Fund, MidCap Value Fund, SmallCap Value Fund and Tax Efficient Equity Fund may write secured put options.

      The Convertible Fund, Equity and Bond Fund and LargeCap Growth Funds may not purchase or sell options if more than 25% of its net assets would be hedged. The Funds may write covered call options and secured put options to seek to generate income or lock in gains of up to 25% of their net assets.

(18) The Real Estate Fund currently intends to limit its investments in shares of other investment companies to less than 5% of its net assets. The Convertible Fund and Equity and Bond Fund may also invest in other investment companies that invest in senior loans.

      The Large Company Value Fund may not purchase the securities of another investment company or investment trust except in the open market where no profits results to a sponsor or dealer, other than the customary broker's commission.

      MagnaCap Fund may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

      MidCap Opportunities Fund and Disciplined LargeCap Fund may not invest in other investment companies, except in connection with a merger, consolidation or sale of assets, and except that the Fund may purchase shares of other investment companies, subject to the restrictions imposed by the 1940 Act and rules thereunder or any state in which shares of the Funds are registered.

      The Convertible, Equity and Bond, and LargeCap Growth Funds may invest in other investment companies, including money market Funds; investment companies for the purpose of making indirect investments and investment companies investing in senior loans. These Funds may not invest in securities of other investment companies, except (a) that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; (b) in compliance with the 1940 Act and applicable state securities laws, or (c) as part of a merger, consolidation, acquisition or reorganization involving the Fund.

      The SmallCap Opportunities Fund and Growth Opportunities Fund may not purchase securities of any investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase, or except when such purchase, though not made in the open market, is part of a plan of merger, consolidation, reorganization or acquisition of assets.

      The Funds marked above may not (i) invest more than 10% of its total assets in Investment Companies, (ii) invest more than 5% of its total assets in any one Investment Companies, or (iii) purchase greater than 3% of the total outstanding securities of any one Investment Company. The Real Estate Fund currently intends to limit its investments in shares of other investment companies to less than 5% of its net assets. These Funds may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies as the Funds.

      As an alternative to using repurchase agreements, Growth + Value, MidCap Opportunities, Disciplined LargeCap, SmallCap Opportunities, MidCap Value, SmallCap Value and Growth Opportunities Funds may, from time to time, invest up to 5% of its assets in money market investment companies sponsored by a third party short-term liquidity purposes.

(19) Illiquid securities limit is 15% of a Fund's net assets. The Large Company Value Fund may not use more than 5% of its net assets to purchase illiquid securities. The MagnaCap Fund may not invest in restricted securities.

      The SmallCap Opportunities Fund and Growth Opportunities Fund may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than 7 days, that cannot be disposed of within the normal course of business at approximately the amount at which the Fund has valued the securities, excluding restricted securities that have been determined by the Trustees of the Fund (or the persons designated by them to make such determinations) to be readily marketable.

      Tax Efficient Equity Fund may not invest more than 15% of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days' notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange).

(20) The SmallCap Opportunities Fund and Growth Opportunities Fund may not purchase securities of any issuer with a record of less than 3 years of continuous operations, including predecessors, except U.S. government securities and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities, if such purchase would cause the investments of a Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value.

(21) The Equity and Bond Fund and Convertible Fund will limit their investments in zero coupon securities to 35% of net assets.

(22) See the Fundamental Investment Restrictions for each Fund for further information. The following Funds may borrow up to the specified percentages of total net assets for temporary, extraordinary or emergency purposes:

            Convertible Fund, Equity and Bond Fund, LargeCap Growth Fund - 20% of total assets (provided that, pursuant to the 1940 Act, a Fund may borrow money if the borrowing is made from a bank or banks and only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowings), and provided, further that the borrowing may be made only for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of the Fund's total assets at the time of the borrowing.

            MagnaCap Fund - 5% of total assets for temporary or emergency purposes.

            Growth Opportunities Fund and SmallCap Opportunities Fund - 5% of total assets (provided the fund maintains asset coverage of 300% for all borrowings) for temporary or emergency purposes.

            Growth + Value Fund - The Fund may borrow up to 33 1/3% of its assets from banks. The Fund may not borrow any amount in excess of 10% of its assets other than for temporary emergency or administrative purposes. In addition, the Fund will not make additional investments when its borrowings exceed 5% of total assets.

      The following Funds may borrow up to the specified percentage to obtain such short-term credits as are necessary for the clearance of securities transactions:

            Financial Services Fund - 15% of total assets

            MidCap Opportunities Fund - 10% of net assets for temporary purposes. The Fund will not make additional investments when borrowing exceeds 5% of total assets.

      As part of its fundamental policies, the Disciplined LargeCap Fund may not borrow any amount in excess of 33-1/3% of the Fund's assets, other than for temporary emergency purposes but only if immediately after such borrowing, there is asset coverage of 300%. As an operating policy, the Disciplined LargeCap Fund does not intend to borrow any amount in excess of 10% of its assets, and would do so only for temporary emergency or administrative purposes. In addition, to avoid the potential leveraging of assets, this Fund will not make additional investments when its borrowings, including those investment techniques, which are regarded as a form of borrowing, are in excess of 5% of total assets. If the Disciplined LargeCap Fund should determine to expand its ability to borrow beyond the current operating policy, the Fund's Prospectus would be amended and shareholders would be notified.

      Large Company Value Fund may borrow from a bank not in excess of the lesser of: (a) 5% of the gross assets of the Fund at the current market value at the time of such borrowing; or (b) 10% of the gross assets of the Fund taken at cost. Such borrowing may be used only as a temporary measure for extraordinary or emergency purposes. MidCap Value, SmallCap Value and Tax Efficient Equity Funds may borrow from banks up to 33 1/3% of the current value of its net assets to purchase securities and for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 33 1/3% of the current value of that Fund's net assets.

      Real Estate Fund has an operating policy which limits its borrowings as follows: (i) the Fund may not borrow money except from banks for temporary or emergency purposes; (ii) the Fund will not borrow money in excess of 10% of the value of its total assets (excluding the amount borrowed), measured at the time of borrowing; or (iii) mortgage pledge or hypothecate any assets except to secure permitted borrowings and then only in an amount not in excess of 15% of the value of its total assets (excluding the amount borrowed) at the time of such borrowing. The Fund will not borrow for the purpose of leveraging its investment portfolio. The Fund may not purchase additional securities while its outstanding borrowings exceed 5% of total assets.

      The MidCap Value and SmallCap Value Funds may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder.

(23) Financial Services Fund and Real Estate Fund "concentrate" (for purpose of the 1940 Act) their assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times.

(24) The Growth Opportunities, SmallCap Opportunities, MagnaCap, MidCap Value, Real Estate, Disciplined LargeCap, SmallCap Value, Tax Efficient Equity Funds may lend portfolio securities up to 33 1/3% of total assets and; the Growth + Value and MidCap Opportunities Fund may lend portfolio securities up to 33% of total assets; and Convertible, Equity and Bond and LargeCap Growth Fund may lead portfolio securities up to 30% of their total assets.

(25) Neither Convertible, Equity and Bond, nor LargeCap Growth Funds may purchase or sell futures or purchase related options if, immediately thereafter, more than 25% of its assets would be hedged. Those Funds also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's assets. The Funds may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities that it intends to purchase. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be segregated with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which a Fund may enter into financial futures contracts and related options also may be limited The repurchase agreements entered into by the Real Estate Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated on the agreement. It is the current policy of the Real Estate Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's total assets.

(26) Pursuant to an Exemptive Order under Section 17(d) and Rule 17d-1 obtained by SmallCap Opportunities and Growth Opportunities Funds, on March 5, 1991, such Funds may deposit uninvested cash balances into a single joint account to be used to enter into repurchase agreements.

      The Large Company Value may not make loans to other persons except through investments in repurchase agreements provided that no more than 10% of the Fund's assets may be invested in repurchase agreements which mature in more than seven days.

      The SmallCap Opportunities Fund and Growth Opportunities Fund may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

      Repurchase agreements maturing in more than seven days, that cannot be disposed of within the normal course of business at approximately the amount at which the Fund has valued the securities, excluding restricted securities that have been determined by the Trustees of the Fund (or the persons designated by them to make such determinations) to be readily marketable, are deemed illiquid.

(27) The following Funds may not engage in dollar roll transactions: Financial Services Fund, Large Company Value Fund, MagnaCap Fund, MidCap Value Fund and SmallCap Value Fund.

(28) Includes Securities Swaps, Interest Rate & Currency Swaps, Interest Rate Swaps, Cross Currency Swaps, Swap Options, Caps and Floors.

      The Growth Opportunities Fund, Growth + Value Fund, MidCap Opportunities Fund, Disciplined LargeCap Fund and SmallCap Opportunities Fund may invest in swap options, interest rate caps and floors and currency swap cap transactions.

(29) The Growth Opportunity, Growth + Value, MidCap Opportunities, MidCap Value, SmallCap Opportunities, SmallCap Value and Disciplined LargeCap Funds may not sell short, but may enter into short sales against the box.

      The Large Company Value Fund may not purchase any security on margin or effect a short sale of a security.

      The MagnaCap Fund may not effect short sales.


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

      The Convertible, Equity and Bond, and LargeCap Growth Funds may not engage in short sales (other than MidCap Growth and SmallCap Growth), except that a Fund may use short-term credits as necessary for the clearance of transactions.

      The Real Estate Fund may not make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions.

(30) All Funds may invest in when-issued securities and delayed-delivery transactions, however, the Financial Services Fund, Large Company Value Fund, and MagnaCap Funds may not enter into forward commitments.


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
EQUITY INVESTMENTS

COMMON STOCK, PREFERRED STOCK, CONVERTIBLE SECURITIES AND OTHER EQUITY
SECURITIES

      COMMON STOCKS represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations. Except for the Funds noted in the chart above as non-diversified or concentrated, such investments maybe diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

      Other types of equity securities may also be purchased, such as preferred stock, convertible securities, or other securities that are exchangeable for shares of common stock. PREFERRED STOCK, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      A CONVERTIBLE SECURITY is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

      The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the


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
convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.

      "SYNTHETIC" CONVERTIBLE SECURITIES are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a fund may purchase a non-convertible debt security and a warrant or option, which enables the fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. The Funds may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's Investors Services ("Moody's") or "A" or higher by Standard & Poor's Corporation ("S&P") and will not invest more than 15% of their net assets in such synthetic securities and other illiquid securities.

      SECURITIES OF SMALL- AND MID-CAPITALIZATION COMPANIES. Securities of small- and/or mid-capitalization companies may also be purchased. Investments in mid- and small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. The trading volume of securities of mid-cap and small-cap companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

      SECURITIES OF BANKS AND THRIFTS. Financial Services Fund may concentrate its investments in equity securities of companies principally engaged in financial services, including banks and thrifts. A "money center bank" is a bank or bank holding company that is typically located in an international financial center and has a strong international business with a significant percentage of its assets outside the United States. "Regional banks" are banks and bank holding companies which provide full service banking, often operating in two or more states in the same geographic area, and whose assets are primarily related to domestic business. Regional banks are smaller than money center banks and also may include banks conducting business in a single state or city and banks operating in a limited number of states in one or more geographic regions. The third category which constitutes the majority in number of banking organizations are typically smaller institutions that are more geographically restricted and less well-known than money center banks or regional banks and are commonly described as "community banks."

      Financial Services Fund may invest in the securities of banks or thrifts that are relatively small, engaged in business mostly within their geographic region, and are less well-known to the general investment community than money center and larger regional banks. The shares of depository institutions in which that Fund may invest may not be listed or traded on a national securities exchange or on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"); as a result, there may be limitations on the Fund's ability to dispose of them at times and at prices that are most advantageous to the Fund.


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
      The profitability of banks and thrifts is largely dependent upon interest rates and the resulting availability and cost of capital funds over which these concerns have limited control, and, in the past, such profitability has shown significant fluctuation as a result of volatile interest rate levels. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from financial difficulties of borrowers.

      Changes in state and Federal law are producing significant changes in the banking and financial services industries. Deregulation has resulted in the diversification of certain financial products and services offered by banks and financial services companies, creating increased competition between them. In addition, state and Federal legislation authorizing interstate acquisitions as well as interstate branching has facilitated the increasing consolidation of the banking and thrift industries. Although regional banks involved in intrastate and interstate mergers and acquisitions may benefit from such regulatory changes, those which do not participate in such consolidation may find that it is increasingly difficult to compete effectively against larger banking combinations. Proposals to change the laws and regulations governing banks and companies that control banks are frequently introduced at the state and Federal levels and before various bank regulatory agencies. The likelihood of any changes and the impact such changes might have are impossible to determine The last few years have seen a significant amount of regulatory and legislative activity focused on the expansion of bank powers and diversification of services that banks may offer. These expanded powers have exposed banks to well-established competitors and have eroded the distinctions between regional banks, community banks, thrifts and other financial institutions.


      Investments in thrifts generally are subject to the same risks as banks discussed above. Such risks include interest rate changes, credit risks, and regulatory risks. Because thrifts differ in certain respects from banks, however, thrifts may be affected by such risks in a different manner than banks. Traditionally, thrifts have different and less diversified products than banks, have a greater concentration of real estate in their lending portfolio, and are more concentrated geographically than banks. Thrifts and their holding companies are subject to extensive government regulation and supervision including regular examinations of thrift holding companies by the Office of Thrift Supervision ("OTS"). Such regulations have undergone substantial change since the 1980's and will probably change in the next few years.



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
FOREIGN AND EMERGING MARKET SECURITIES

AMERICAN DEPOSITORY RECEIPTS AND EUROPEAN DEPOSITORY RECEIPTS

      American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") or other similar securities represent securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

EMERGING MARKETS

      The risks of investing in foreign securities may be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.EURODOLLAR CONVERTIBLE SECURITIES

      Eurodollar convertible securities are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. The Funds may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. The Funds may also invest up to 15% of their total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.

EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS

      Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwritING Groep N.V.s composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers, and may carry same risks as investing in foreign securities.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

      Because the Funds that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. Dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. Dollar, the Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. Dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another- for example, to exchange a certain amount of U.S. Dollars for a certain amount of Korean Won at a future date. Forward foreign currency exchange contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions for forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of the Fund as a regulated investment company under the Internal Revenue Code.

FOREIGN MORTGAGE RELATED SECURITIES

      Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

INTERNATIONAL DEBT SECURITIES

        The Funds may invest in debt obligations (which may be denominated in U.S. Dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs, consistent with each Fund's policies. These investments may include debt obligations such as bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities, and zero coupon securities.

      In determining whether to invest in debt obligations of foreign issuers, a Fund would consider the relative yields of foreign and domestic debt securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Funds having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. A Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

      Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Funds' investment income may be received or realized in foreign currencies, the Funds would be required to compute and distribute its income in U.S. Dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the 1933 Act, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended ("1934 Act"). The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Investment Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

SECURITIES OF FOREIGN ISSUERS

      Securities of foreign issuers traded outside of the United States have certain common characteristics and risks. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into a contract to sell the security, could result in possible liability to the purchaser.

      As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

      Although the Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Investment Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Funds on these investments. However, these foreign withholding taxes are not expected to have a significant impact on a Fund with an investment objective of long-term capital appreciation because any income earned by the Fund should be considered incidental.

Restrictions on Foreign Investments

      Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

      The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries. For example, a Fund may be required in certain countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of a Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving a Fund of the ability to make its desired investment at that time.

      Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. No more than 15% of a Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. The provisions may restrict the Fund's investments in certain foreign banks and other financial institutions.

      Foreign Currency Risks. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of a Fund's shares.

      RISKS OF INVESTING IN FOREIGN SECURITIES: Investments in foreign securities involve certain inherent risks, including the following:

      Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Funds to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund's positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

      Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions and exchange control regulations.

      Taxes. The interest payable on certain of the Funds' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by a Fund.

      Costs. The expense ratios of a Fund that invests in foreign securities is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the securities of a foreign company, the Investment Adviser or Sub-Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Investment Adviser's or Sub-Adviser's assessment of prevailing market, economic and other conditions.

SOVEREIGN DEBT SECURITIES

      Sovereign debt securities issued by governments of foreign countries. The sovereign debt in which the Funds may invest may be rated below investment grade. These securities usually offer higher yields than higher rated securities but are also subject to greater risk than higher rated securities. Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Mexico, Morocco, Nigeria, Philippines, Poland, and Uruguay, and may be issued by other emerging countries.

FIXED INCOME SECURITIES

ADJUSTABLE RATE MORTGAGE SECURITIES

      Adjustable rate mortgage securities (ARMS) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

      The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

      There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

CORPORATE DEBT SECURITIES

      Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

      Debt obligations that are deemed investment grade carry a rating of at least Baa from Moody's or BBB from S&P, or a comparable rating from another rating agency or, if not rated by an agency, are determined by the Investment Adviser to be of comparable quality. Bonds rated Baa or BBB have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

FLOATING OR VARIABLE RATE INSTRUMENTS

      Floating or variable rate bonds normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest. Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks. Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). A Fund would anticipate using these bonds as cash equivalents, pending longer-term investment of its funds. Other longer term fixed-rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term), may also be purchased by a Fund. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since the Fund may retain the bond if interest rates decline. By acquiring these kinds of bonds, a Fund obtains the contractual right to require the issuer of the security, or some other person (other than a broker or dealer), to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.


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GUARANTEED INVESTMENT CONTRACTS

      Guaranteed Investment Contracts ("GICs") are issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest, which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because the Funds may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed 15% of a Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

GNMA CERTIFICATES

      Certificates issued by the Government National Mortgage Association ("GNMA") ("GNMA Certificates") evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds, in that principal is paid back monthly as payments of principal, including prepayments, on the mortgages in the underlying pool are passed through to holders of GNMA Certificates representing interests in the pool, rather than returned in a lump sum at maturity. The GNMA Certificates that the Funds may purchase are the "modified pass-through" type.

      GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA") or guaranteed by the Veterans Administration ("VA"). GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make payments required under its guarantee.

      Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a Certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure. As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25 to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as 30-year mortgage-backed securities that prepay fully in the twelfth year.

      Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of the Fund would be reduced.


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HIGH YIELD SECURITIES

      High yield securities are debt securities that are rated lower than Baa by Moody's or BBB by S&P, or of comparable quality if unrated.

      High yield securities often are referred to as "junk bonds" and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

      High yield securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in a Fund's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

      The yields earned on high yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody's description of its bond ratings: Ba -- judged to have speculative elements; their future cannot be considered as well assured. B -- generally lack characteristics of a desirable investment. Caa -- are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- speculative in a high degree; often in default. C -- lowest rate class of bonds; regarded as having extremely poor prospects. Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P's description of its bond ratings: BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D -- in payment default. S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

      Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Risks Associated with High Yield Securities

      The medium- to lower-rated and unrated securities in which the Funds may invest tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

      High Yield Bond Market. A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities.

      Sensitivity to interest rate and economic changes. High yield securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are Treasury or investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of high yield debt bonds tend not to fall as much as Treasury or investment grade corporate bonds.


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
Conversely when interest rates fall, high yield bonds tend to underperform Treasury and investment grade corporate bonds because high yield bond prices tend not to rise as much as the prices of these bonds.

      The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high yield securities could also be at greater risk because high yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high yield security owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Funds' net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities, which pay in cash.

      Payment Expectations. High yield securities present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield securities than in the case of investment grade bonds.

      Liquidity and Valuation Risks. Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of high yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high yield securities may not be as liquid as Treasury and investment grade bonds. The ability of a Fund's Board of Director/Trustees to value or sell high yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities more than other securities, especially in a thinly-traded market. To the extent a Fund owns illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high yield securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

      Taxation. Special tax considerations are associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. The Funds report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

      Limitations of Credit Ratings. The credit ratings assigned to high yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Investment Adviser and a Fund's Sub-Adviser may primarily rely on their own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of a Fund's investment objective may be more dependent on the Investment Adviser's or Sub-Adviser's own credit analysis than might be the case for a fund, which invests in higher quality bonds. The Investment Adviser, or Sub-Adviser, when applicable, continually monitors the investments in each Fund's portfolio and


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
carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. The Funds may retain a security whose rating has been changed.

MORTGAGE-RELATED SECURITIES

      Mortgage-related securities include U.S. Government agency mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, including the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Association ("FHLMC"). These instruments might be considered derivatives. The primary risks associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk.

      One type of mortgage-related security includes certificates that represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment that is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs that may be incurred.

      "Pass-through" certificates, such as those issued by GNMA, entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment. A major governmental guarantor of pass-through certificates is GNMA. GNMA guarantees, with the full faith and credit of the United States government, the timely payments of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers). Certificates issued by GNMA are backed by pools of FHA-insured or VA-guaranteed mortgages. Other governmental include FNMA and FHLMC (though these certificates are not backed by the full faith and credit of the United States Government). FNMA purchases residential mortgages from a list of approved seller/services that include state and federally chartered savings and loan associations, mutual saving banks, commercial banks, credit unions and mortgage bankers.

      The prices of high coupon U.S. Government agency mortgage-backed securities do not tend to rise as rapidly as those of traditional fixed-rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing.

      Certain Funds may also purchase mortgage-backed securities issued by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers that also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the private pools. However, the timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.

      It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, the Investment Adviser or Sub-Adviser may, consistent with the Funds' investment objectives, policies and restrictions, consider making investments in such new types of securities.

      Other types of mortgage-related securities in which the Funds indicated above may invest include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located. Securities in this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations ("CMOs"). Mortgage-backed bonds are secured by pools of mortgages, but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity. CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct "pass-through" of payments. CMOs are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity class receive principal only after the shorter maturity classes have been retired.

      CMOs are issued by entities that operate under order from the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as the Funds) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations, certain Funds may invest in securities issued by certain "exempted issuers" without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that: (a) invest primarily in mortgage-backed securities; (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act; (c) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and (d) are not registered or regulated under the 1940 Act as investment companies.

PRIVATELY ISSUED CMOS

       Privately Issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. They are, however, not guaranteed by any government agency and are secured by the collateral held by the issuer. Privately Issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow.

INTEREST/PRINCIPAL ONLY STRIPPED MORTGAGE-BACKED SECURITIES

      Stripped mortgage backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

      SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the Interest-Only or "IO" class), while the other class will receive all of the principal (the Principal-Only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid is made by the Investment Adviser or a Sub-Adviser under guidelines and standards established by the Fund's Board. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

Risks of Investing in Mortgage-Related Securities

      Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

MUNICIPAL SECURITIES

      Municipal securities are debt obligations issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

      In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.

      The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit,


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
and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

      Insured municipal debt may also be purchased, in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

      Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

      MORAL OBLIGATION SECURITIES. Municipal securities may include "moral obligation" securities, which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality, which created the issuer.

      INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS. Tax-exempt industrial development bonds and pollution control bonds are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

      MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations are lease obligations or installment purchase contract obligations of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. They may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

      The Funds will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the Investment Adviser or Sub-Adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Investment Adviser or Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

      SHORT-TERM MUNICIPAL OBLIGATIONS. These securities include the following:

      Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

      Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

      Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.

      Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

SHORT-TERM INVESTMENTS

      The Funds may invest in the following securities and instruments:

      BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. Certificates of deposit, bankers' acceptances and time deposits may be acquired. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations is fully insured by the U.S. Government.

      A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" below. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans, which may be made, and interest rates, which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising


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from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

      In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

      SAVINGS ASSOCIATION OBLIGATIONS. The Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

      COMMERCIAL PAPER, SHORT-TERM NOTES AND OTHER CORPORATE OBLIGATIONS. The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

      Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Funds may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

U.S. GOVERNMENT SECURITIES

      Investments in U.S. Government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government securities include securities issued by instrumentalities of the U.S. Government, such as the GNMA, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. Government securities are instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the FNMA and the FHLMC. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the Investment Adviser or Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

OTHER INVESTMENTS

ASSET BACKED SECURITIES


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
      Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Fund must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

      Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

      A Fund may invest in any type of asset-backed security if the portfolio manager determines that the security is consistent with the Fund's investment objective and policies. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-backed securities are developed and offered to investors, investments in such new types of mortgage-backed securities may be considered for the Fund.

      Aircraft Lease Receivables - An aircraft lease receivable ("ALR") is an asset-backed security. ALRs are generally structured as a pass-through trust, a special purpose vehicle. The aircrafts are sold to the trust and the trust will issue several tranches, or classes, of equipment trust certificates to investors. The offering can be made publicly or privately. The trust owns the aircrafts and leases them to the airline companies. Unlike the receivables backed by loans or securities, the aircraft lease receivables are not as sensitive to changes in interest rates. However, the aircrafts lease receivables may entail a higher risk because of the underlying assets. Aircrafts are expensive to maintain, operate, and difficult to sell. In addition, the aircrafts are subject to many laws in different jurisdictions and the repossession of the aircraft from the lessee may be difficult and costly.

BANKING INDUSTRY OBLIGATIONS

      BANKING INDUSTRY OBLIGATIONS INCLUDE CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES, AND FIXED TIME DEPOSITS. The Funds will not invest in obligations issued by a bank unless (i) the bank is a U.S. bank and a member of the FDIC and
(ii) the bank has total assets of at least $1 billion (U.S.) or, if not, the Fund's investment is limited to the FDIC-insured amount of $100,000.

DERIVATIVES

      Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures and forward contracts. Derivative instruments may be used for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

      Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase


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
or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Funds will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. In the case of Disciplined LargeCap Fund, derivative investments generally will be limited to S&P 500 Index Options.

      The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. If the Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.

      The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Sub-Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

      Options on Securities and Indexes - A Fund may, to the extent specified herein or in the Prospectuses, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

      An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to


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
deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

      A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board. A put option on a security or an index is "covered" if the Fund segregates assets determined to be liquid the Sub-Adviser in accordance with procedures established by the Board equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Advisor in accordance with procedures established by the Board.

      If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

      A Fund may well sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

      The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

      The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds'


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
immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

      Risks Associated with Options on Securities and Indexes - There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

      During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

      There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

      If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding

      Foreign Currency Options - Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives that purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.


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
      Futures Contracts and Options on Futures Contracts - A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

      For those Funds that may invest in futures contracts and options thereon ("futures options") that includes such contracts or options with respect to, but not limited to, interest rates, commodities, and security or commodity indexes. To the extent that a Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.

      An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies including: the S&P 500; the S&P MidCap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

      A Fund may purchase and write call and put futures options, as specified for that Fund in this SAI or the Prospectuses. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

      To comply with applicable rules of the Commodity Futures Trading Commission ("CFTC") under which the Trust and the Funds avoid being deemed a "commodity pool" or a "commodity pool operator," each Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, a Fund might use futures c contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities, which the Fund intends to purchase. A Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

      A Fund will only enter into futures contracts and futures options, which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

      When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Sub-


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
Advisor in accordance with procedures established by the Board ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin" equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

      A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

      Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

      For a covered straddle consists of a call and a put written the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

      Limitations on Use of Futures and Futures Options - In general, the Funds intend to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contracts that is the subject of the option. In addition, the CFTC has allowed, on a temporary basis, non-hedging transactions where the notional value of non-hedging futures contracts and related options do not exceed the liquidation value of a Fund's investments (after taking into account unrealized profits and unrealized losses on any such contracts). Pending CFTC rule amendments may eliminate the limitations set forth above, in which case the Funds may no longer be subject to such limitations.

      When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis)_ assets determined to be liquid by the Sub-Adviser in accordance e with procedures established by the Board, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by


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purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

      When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

      When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Advisor in accordance with procedures established by the Board, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

      When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

      To the extent that securities with maturities greater than one year are used to segregate assets to cover a Fund's obligations under the futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund's portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund's portfolio such that the Fund's duration does not exceed the maximum permitted for the Fund in the Prospectuses.

      The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts.

      Risks Associated with Futures and Futures Options - There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill


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and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

      Future exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential loses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holder of futures contracts to substantial losses.

      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

      Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon - Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

      OTC options - The staff of the SEC has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. A Fund will write OTC Options only with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Investment Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the


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option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.

      Exchange-traded options generally have a continuous liquid market while OTC options may not. Consequently, a Fund can realize the value of an OTC option it has purchased only by exercising or reselling the option to the issuing dealer. In the event of insolvency of the other party, the Fund may be unable to liquidate an OTC option.




FORWARD CURRENCY CONTRACTS

      Forward currency contracts are entered into in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.




WARRANTS

      A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

      Put and call index warrants are instruments whose values vary depending on the change in the value of one or more specified securities indices ("Index Warrants"). Index Warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer, based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the Index Warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an Index Warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant. Certain Funds will normally use Index Warrants in a manner similar to their use of options on securities indices. The risks of using Index Warrants are generally similar to those relating to its use of index options. Unlike most index options, however, Index Warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution


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that issues the warrant. Also, Index Warrants generally have longer terms than index options. Disciplined LargeCap Fund will normally invest only in exchange-listed warrants. Index Warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of Index Warrants may limit a Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.




INDEX-, CURRENCY-, AND EQUITY-LINKED SECURITIES.

      "Index-linked" or "commodity-linked" notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. They may also invest in "equity linked" and "currency-linked" debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

      Index and currency-linked securities are derivative instruments which may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Investment Adviser or Sub-Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Investment Adviser or Sub-Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the U.S. and abroad. Certain derivative instruments may be illiquid. See "Illiquid Securities" below.

IPOS

      Initial Public Offerings (IPOs) occur when a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.

      Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

      The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Funds' sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Funds. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Funds' shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

      The effect of an IPO investment can have a magnified impact on the Funds' performance when the Funds' asset bases are small. Consequently, IPOs may constitute a significant portion of the Funds' returns


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particularly when the Funds are small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Funds' assets as it increases in size and therefore have a more limited effect on the Funds' performance.

      There can be no assurance that IPOs will continue to be available for the Funds to purchase. The number or quality of IPOs available for purchase by the Funds may vary, decrease or entirely disappear. In some cases, the Funds may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Funds to realize a profit.

LOAN PARTICIPATION AND ASSIGNMENTS

      A Fund's investment in LOAN PARTICIPATIONS typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

      When a Fund purchases a LOAN ASSIGNMENT from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of Fund shares, to meet the Fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for a Fund to value these securities for purposes of calculating its net asset value.

OTHER INVESTMENT COMPANIES

      An Investment Company is a company engaged in the business of pooling investors' money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies.

EXCHANGE TRADED FUND

      ETF. An EXCHANGE TRADED FUND (ETF) is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed, and traded similar to a publicly traded company. Similarly, risks and costs are similar to that of a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its Underlying Index. The risk of not correlating to the index is an additional risk to the investors of ETFs.





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SENIOR LOANS

      Certain Funds may invest in investment companies that invest primarily in interests in variable or floating rate loans or notes. Senior Loans in most circumstances, are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity. Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

      Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of a Fund's assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.

      Senior Loans usually include restrictive covenants which must be maintained by the borrower. Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower. Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests, while having a stated one to ten-year term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

      Credit Risk. Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any nationally recognized rating service. Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments. Issuers of Senior Loans generally have either issued debt securities that are rated lower than investment grade, or, if they had issued debt securities, such debt securities would likely be rated lower than investment grade. However, unlike other types of debt securities, Senior Loans are generally fully collateralized.

      In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV or the amount of its dividends. In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

      Collateral. Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible assets and intangible assets. In some instances, an investment company may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such Senior Loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized.

      Limited Secondary Market. Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly, Senior Loans may be illiquid. In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment. These consent requirements may delay or impede a Fund's ability to sell Senior Loans. In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans. Market quotations may not be available and valuation may require more


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research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

      Hybrid Loans. The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized ("Hybrid Loans"). With Hybrid Loans, a Fund may not possess a senior claim to all of the collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished. As a result, the lenders' interests may not be represented as significantly as in the case of a conventional Senior Loan. In addition, because an investment company's security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

      Subordinated and Unsecured Loans. Certain investment companies may invest in subordinated and unsecured loans. The primary risk arising from a holder's subordination is the potential loss in the event of default by the issuer of the loans. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors. Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

PRIVATE FUNDS

      U.S. or foreign private limited partnerships or other investment funds are referred to as Private Funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.

      Private investment funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, the Fund owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. The Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.

      The pooled investments allow the Fund to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed income securities. Because the trust holds securities of many issuers, the default of a few issuers would not impact the Fund significantly. However, the Fund bears any expenses incurred by the trust. In addition, the Fund assumes the liquidity risks generally associated the privately offered pooled investments.

      Pooled investments that are structured as a trust contain many similarities to Private Funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is


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the redemption of the ownership interests. Typically, the ownership interests in a typical Private Fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and "qualified purchasers" or "qualified institutional buyers" for privately offered securities.

      The Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

      Private investment funds also include investments certain structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed income investments.

REAL ESTATE SECURITIES

      The Fund's investments in real estate are primarily in Real Estate Investment Trusts (REITs) and other real estate operating companies ("REOCs"). A REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing.

      A REIT is a corporation or business trust that meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

      REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development, or long-term loans. The Real Estate Fund invests primarily in Equity REITs.

      Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although a Fund will not invest directly in real estate, a fund may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating


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expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; changes in interest rates; and acts of terrorism, war or other acts of violence. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.

      REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such mortgage REITs. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Mortgage REITs may also be affected by the ability of borrowers to repay when due the debt extended by the REIT and equity REITs may be affected by the ability of tenants to pay rent.

      Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

RESTRICTED AND ILLIQUID SECURITIES

      Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the Investment Adviser or a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Funds to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Because of the nature of these securities, a considerable period of time may elapse between the Funds' decision to dispose of these securities and the time when the Funds are able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by the Funds pursuant to Rule 144A) may be negotiated at the time such securities are purchased by the Funds. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when the Funds would be permitted to sell them. Thus, the Funds may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Funds may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Funds at a time when such resale would be desirable.


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Securities that are not readily marketable will be valued by the Funds in good faith pursuant to procedures adopted by the Company's Board.

      Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Funds' procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. The Funds may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment. Each Fund will adhere to a more restrictive investment limitation on its investments in illiquid or restricted securities as required by the securities laws of those jurisdictions where shares of the Funds are registered for sale.

SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES

      The Funds consider securities of companies with limited operating histories to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies.

TO BE ANNOUNCED SALE COMMITMENTS

To Be Announced ("TBA") sale commitments involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.




ZERO COUPON AND PAY-IN-KIND SECURITIES

      ZERO COUPON, or deferred interest securities, are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires holders of zero coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue


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discount from a zero coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.

      PAY-IN-KIND SECURITIES are securities that pay interest or dividends through the issuance of additional securities. A Fund will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Fund until the cash payment date or the securities mature. Under certain circumstances, the Funds could also be required to include accrued market discount or capital gain with respect to its pay-in-kind securities.

      The risks associated with lower rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Fund may realize no return on its investment, because these securities do not pay cash interest.




INVESTMENT TECHNIQUES

BORROWING

The Funds may borrow from banks. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

      Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

CONCENTRATION

      Financial Services Fund, and Real Estate Fund "concentrate" (for purposes of the 1940 Act) their assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

LENDING OF PORTFOLIO SECURITIES

      In order to generate additional income, certain Funds may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with the Investment Adviser. These loans earn income for the Funds and are collateralized by cash, securities or letters of credit. The Funds might experience a loss if the financial institution defaults on the loan.

      The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral or provide to the Funds an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Funds any


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interest paid on such securities, and the Funds may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Funds or the borrower at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.




REPURCHASE AGREEMENTS

      Repurchase agreements may be utilized, with respect to portfolio securities. Such agreements may be considered to be loans by the Funds for purposes of the 1940 Act. Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Investment Adviser or Sub-Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. To mitigate this risk, each Fund may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors' rights against the counterparty under applicable insolvency law in the event of the counterparty's insolvency.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL TRANSACTIONS

      Reverse repurchase agreement transactions involve the sale of U.S. Government securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund may employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of the Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.


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      In order to enhance portfolio returns and manage prepayment risks, certain
Funds may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.


      Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Fund's yield in the manner described above; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.





      SWAP AGREEMENTS AND OPTIONS ON SWAP AGREEMENTS. Swap transactions, include, but are not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Fund may also enter into options on swap agreements ("swap options").

      A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

      Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that


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interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Fund's investment objectives and general investment policies, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

      A Fund may enter into credit swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

      A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund that may engage in swaps may write (sell) and purchase put and call swap options.

      Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. The Funds will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

         Whether a Fund's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the Sub-Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code


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may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

      Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

      Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

      This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

      Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Sub-Advisor analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

SHORT SALES

      Short sales of securities are securities already owned or have the right to be acquired at no added cost through conversion or exchange of other securities they own (referred to as SHORT SALES "AGAINST THE BOX").

      In a short sale that is not "against the box," a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of


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replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety (90) days without restriction other than the payment of money).

      Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

      If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

      A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Adviser or Sub-Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

      In the view of the Commission, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily


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for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. Each Fund will comply with these requirements. In addition, as a matter of policy, the Funds' Board has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.

      The extent to which a Fund may enter into short sales transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

TEMPORARY DEFENSIVE AND OTHER SHORT-TERM POSITIONS

      Investing in certain short-term, high-quality debt instruments and in U.S. Government securities is done for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) pending the Investment Adviser's or Sub-Adviser's ability to invest cash inflows; (iii) to permit the Fund to meet redemption requests; and (iv) for temporary defensive purposes. A Fund for which the investment objective is capital appreciation may also invest in such securities if the Fund's assets are insufficient for effective investment in equities.

      Although it is expected that each Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund may invest include: (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. The Funds will normally invest in short-term instruments that do not have a maturity of greater than one year. To the extent a Fund is engaged in temporary defensive investments, it will not be pursuing its investment objective.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

      In order to secure prices or yields deemed advantageous at the time certain Funds may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Each Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. In these cases, a Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous. Convertible, Equity and Bond, and LargeCap Growth Funds may not purchase when issued securities or enter into firm commitments, if as a result, more than 15% of the Fund's net assets would be segregated to cover such securities. As an operating policy, the Real Estate Fund intends to limits its commitments to purchase when-issued and delayed delivery securities to less than 10% of its net assets.


      When the time comes to pay for the securities acquired on a delayed delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Depending on market conditions, the Funds could experience fluctuations in share price as a result of delayed delivery or when-issued purchases.


                             INVESTMENT RESTRICTIONS

      All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

INVESTMENT RESTRICTIONS -- FINANCIAL SERVICES FUND

      The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority of its outstanding shares, which means the lesser of (1) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

      (1) Purchase securities of any one issuer, other than U.S. Government securities, if immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of an issuer or more than 10% of any class of securities of an issuer, except that up to 25% of the Fund's total assets may be invested without regard to the restrictions in this Item 1. For this purpose, all outstanding bonds and other evidences of indebtedness shall be deemed within a single class regardless of maturities, priorities, coupon rates, series, designations, conversion rights, security or other differences;

      (2) Invest more than 25% of its total assets in any industry or group of related industries other than financial services industries, except for temporary or defensive positions;

      (3) Borrow, except that it may borrow in an amount up to 15% of its total assets to obtain such short-term credits as are necessary for the clearance of securities transactions;

      (4) Make loans, except that the Fund may purchase or hold Debt Securities in accordance with its investment policies and objectives;

      (5) Invest more than 5% of the value of its net assets in marketable warrants to purchase common stock;

      (6) Act as an underwriter of securities of other issuers, except, to the extent that it may be deemed to act as an underwriter in certain cases when disposing of restricted securities;

      (7) Purchase or sell real estate, commodities, commodity futures contracts, or oil or gas exploration or development programs; or sell short, or write, purchase, or sell straddles, spreads or combinations thereof;

      (8) Issue senior securities, except (1) insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's fundamental restriction on borrowing and (2) as permitted by the 1940 Act, and the rules and regulations promulgated thereunder or an exemption therefrom; or

      (9) Purchase securities on margin or hypothecate, mortgage or pledge any of its assets except for the purpose of securing borrowings permitted by Item 3 above and then only in an amount up to 15% of the value of the Fund's total assets at the time of borrowing.


      The Fund is also subject to the following investment restriction and policy that are not fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund may not:


      (1) Invest in illiquid securities if, as a result, more than 15% of the Fund's net assets would be invested in such securities.


      The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and equity equivalent securities of companies engaged in financial services. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.


INVESTMENT RESTRICTIONS -- GROWTH + VALUE FUND

      The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of such Fund's outstanding voting shares. The Fund may not:

      (1) With respect to 75% of the Fund's assets, purchase a security (other than U.S. government obligations) if, as a result, more than 5% of the value of total assets of the Fund would be invested in securities of a single issuer;


      (2) Purchase a security if, as a result, more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Fund;


      (3) Invest more than 25% of its assets in any one industry or related group of industries;

      (4)   Borrow money except to the extent permitted under the 1940 Act;

      (5) Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that it may: (a) borrow from banks but only if, immediately after such borrowing there is asset coverage of 300%, and (b) enter into transactions in options, futures, and options on futures and other transactions not deemed to involve the issuance of senior securities;

      (6) Make loans to other persons (but the Fund may, however, lend portfolio securities, up to 33% of net assets at the time the loan is made, to brokers or dealers or other financial institutions not affiliated with the Fund or ING, subject to conditions established by ING) (See "Lending of Portfolio Securities" in this SAI), and may purchase or hold participations in loans, in accordance with the investment objectives and policies of the Fund, as described in the current Prospectus and SAI of the Fund;


      (7)   Underwrite the securities of others;

      (8) Purchase or sell real property, including real estate limited partnerships (the Fund may purchase marketable securities of companies that deal in real estate or interests therein, including real estate investment trusts);

      (9) Deal in commodities or commodity contracts, except in the manner described in the current Prospectus and SAI of the Fund;

      (10) Purchase on margin (except that for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts will not be deemed to be purchases of securities on margin); or

      (11) Sell short, except that the Fund may enter into short sales against the box.

      The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, the Fund may not:

      (1) Purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that this Fund may purchase shares of other investment companies, subject to such restrictions as may be imposed by the 1940 Act and rules thereunder or by any state in which shares of the Fund are registered;

      (2) Borrow any amount in excess of 10% of it's assets, other than for temporary emergency or administrative purposes. In addition, the Fund will not make additional investments when its borrowings exceed 5% of total assets; or

      (3)   Invest more than 15% of its net assets in illiquid securities.


FUNDAMENTAL INVESTMENT RESTRICTIONS -- LARGE COMPANY VALUE FUND

      The Fund has adopted the following investment restrictions that cannot be changed without shareholder approval. The Fund shareholder vote required for modification of the investment policies or restrictions listed below is the lesser of: (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% are present or represented by proxy; or (b) more than 50% of the voting securities. The Fund may not:


      (1) Invest more than 5% of the value of its total assets in the securities of any one issuer nor acquire more than 10% of the outstanding voting securities of any one issuer. The 5% diversification limitation does not apply to obligations issued or guaranteed as to principal and interest by the United States Government, nor does it apply to bank certificates of deposit, which are not classified by the Fund as securities for the purposes of this limitation;


      (2) Concentrate its investments in a particular industry; thus the Fund will not purchase a security if the immediate effect of such purchase would be to increase the Fund's holdings in such industry above 25% of the Fund's assets;

      (3) Make loans to other persons except (a) through the purchase of a portion or portions of publicly distributed bonds, notes, debentures and evidences of indebtedness authorized by its investment policy, or (b) through investments in "repurchase agreements" (which are arrangements under which the Fund acquires a debt security subject to an obligation of the seller to repurchase it at a fixed price within a short period), provided that no more than 10% of the Fund's assets may be invested in repurchase agreements which mature in more than seven days;

      (4) Purchase the securities of another investment company or investment trust except in the open market where no profit results to a sponsor or dealer, other than the customary broker's commission;

      (5)   Underwrite securities of other issuers;

      (6) Purchase or sell real estate, commodity contracts or commodities (however, the Fund may purchase interests in real estate investment trusts whose securities are registered under the 1933 Act and are readily marketable);

      (7)   Issue senior securities;

      (8) Purchase any security on margin or effect a short sale of a security;


      (9) Invest in companies for the purpose of exercising management or control;


      (10) Buy securities from or sell securities to any of its officers and Trustees or those of the investment adviser or principal distributor as principal;

      (11) Contract to sell any security or evidence of interest therein except to the extent that the same shall be owned by the Fund; or

      (12) Retain securities of an issuer when one or more of the officers and Trustees of the Fund or the investment adviser or a person owning more than 10% of the stock of either, own beneficially more than 0.5% of the securities of such issuer and the persons owning more than 0.5% of such securities together own beneficially more than 5% of the securities of such issuer.

      In addition to the above fundamental investment restrictions, the Fund has also adopted the following non-fundamental restrictions.

      (1) The Fund has authority to borrow money from a bank not in excess of the lesser of: (a) 5% of the gross assets of the Fund at the current market value at the time of such borrowing; or (b) 10% of the gross assets of the Fund taken at cost. Any such borrowing may be undertaken only as a temporary measure for extraordinary or emergency purposes. This borrowing power has not been exercised by the Fund's management.

      (2) The Fund may not use more than 5% of its net assets to purchase illiquid securities. The Fund treats any securities subject to restrictions on repatriation for more than seven days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. The Fund also treats repurchase agreements with maturities in excess of seven days as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the 1933 Act and that, subject to the review by the Board of Trustees and guidelines adopted by the Board of Trustees, the Investment Adviser has determined to be liquid.

      The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in common stock of large companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT RESTRICTIONS -- MAGNACAP FUND

      The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority of its outstanding shares, which means the lesser of (1) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

      (1) Invest more than 25% of the value of its total assets in any one industry;

      (2) Borrow money except from banks for temporary or emergency purposes, and then not in excess of 5% of the value of its total assets;

      (3) Engage in the making of loans to other persons, except (a) through the purchase of a portion of an issue of publicly distributed bonds, debentures or other evidences of indebtedness customarily purchased by institutional investors or (b) by the loan of its portfolio securities in accordance with the policies described under "Lending of Portfolio Securities";

      (4) Invest in "restricted securities" which cannot in the absence of an exemption be sold without an effective registration statement under the 1933 Act, as amended;

      (5) Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets;

      (6)   Engage in the underwriting of securities of other issuers;

      (7) Engage in the purchase and sale of interests in real estate, commodities or commodity contracts (although this does not preclude marketable securities of companies engaged in these activities);

      (8) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies or investment techniques, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security;

      (9) Mortgage, pledge or hypothecate its assets in any manner, except in connection with any authorized borrowings and then not in excess of 10% of the value of its total assets;

      (10) Purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of its portfolio transactions;

      (11) Effect short sales, or purchase or sell puts, calls, spreads or straddles;

      (12) Buy or sell oil, gas, or other mineral leases, rights or royalty contracts, or participate on a joint or joint and several basis in any securities trading account; or

      (13) Purchase or retain in its portfolio any security if an Officer or Director/Trustee of the Fund or its investment Adviser owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer, and in the aggregate such persons own beneficially more than 5% of the outstanding securities of such issuer.


      The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of large companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.


INVESTMENT RESTRICTIONS -- MIDCAP OPPORTUNITIES FUND

      The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. The Fund may not:

      (1) With respect to 75% of the Fund's assets, purchase a security (other than U.S. government obligations) if, as a result, more than 5% of the value of total assets of the Fund would be invested in securities of a single issuer;

      (2) Purchase a security if, as a result, more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Fund;

      (3) Invest more than 25% of its assets in any one industry or related group of industries;

      (4) Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that it may: (a) borrow from banks up to 10% of its net assets for temporary purposes but only if, immediately after such borrowing there is asset coverage of 300%, and (b) enter into transactions in options, futures, and options on futures and other transactions not deemed to involve the issuance of senior securities;

      (5) Make loans to other persons (but the Fund may, however, lend portfolio securities, up to 33% of net assets at the time the loan is made, to brokers or dealers or other financial institutions not affiliated with the Fund or ING, subject to conditions established by ING), and may purchase or hold participations in loans, in accordance with the investment objectives and policies of the Fund, as described in the current Prospectus and SAI of the Fund;

      (6)   Underwrite the securities of others;

      (7) Purchase or sell real property, including real estate limited partnerships (the Fund may purchase marketable securities of companies that deal in real estate or interests therein, including real estate investment trusts);

      (8) Deal in commodities or commodity contracts, except in the manner described in the current Prospectus and SAI of the Fund;


      (9) Purchase on margin (except that for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts will not be deemed to be purchases of securities on margin);



      (10) Sell short, except that the Fund may enter into short sales against the box; or



      (11) Borrow money in excess of 10% of its net assets for temporary purposes.




      The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, the Fund may not:


      (1) Purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that the Fund may purchase shares of other investment companies, subject to such restrictions as may be imposed by the 1940 Act and rules thereunder or by any state in which shares of the Fund are registered;

      (2) Borrow any amount in excess of 10% of the Fund's assets, other than for temporary emergency or administrative purposes. In addition, the Fund will not make additional investments when its borrowings exceed 5% of total assets; or

      (3)   Invest more than 15% of its net assets in illiquid securities.



      The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the common stocks of mid-sized U.S. companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

FUNDAMENTAL INVESTMENT RESTRICTIONS -- TAX EFFICIENT EQUITY FUND

      Tax Efficient Equity Fund has adopted the following investment restrictions that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. The Fund, except as indicated, may not:


      (1) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;


      (2) Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of a Fund's total assets). For purposes of this Investment Restriction, the entry into reverse repurchase agreements, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

      (3) Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or this SAI;


      (4) Invest more than 15% of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days' notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange);


      (5) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the 1933 Act;

      (6) Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but a Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts;

      (7) Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

      (8) Purchase or sell commodities or commodity contracts except for stock futures contracts, interest rate futures contracts, index futures contracts, and foreign currency futures contracts and options thereon, in accordance with the applicable restrictions under the 1940 Act;

      (9) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; or

      (10) Invest in companies for the purpose of exercising control or management.

      In addition, Tax Efficient Equity Fund is a diversified fund. As such, it will not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except for U.S. Government securities) or purchase more than 10% of the outstanding voting securities of any one issuer.


      The Tax Efficient Fund will only purchase fixed income securities that are rated investment grade, i.e., rated at least BBB by S&P or Baa by Moody's, or have an equivalent rating from another NRSRO, or if unrated, are determined to be of comparable quality by the Sub-Adviser. Money market securities, certificates of deposit, banker's acceptance and commercial paper purchased by the Stock Funds must be rated in one of the two top rating categories by an NRSRO or, if not rated, determined to be of comparable quality by the Stock Fund's Sub-Adviser.



      The Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to the effect that under normal market conditions, the Fund will operate as a diversified fund and invest at least 80% of its total assets, plus the amount of any borrowing for investment purposes, in a portfolio of equity securities whose returns fluctuate with rising and falling stock market prices. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.


INVESTMENT RESTRICTIONS -- CONVERTIBLE, EQUITY AND BOND, AND LARGECAP GROWTH
FUNDS

      The Funds have adopted the following fundamental policies that cannot be changed without the affirmative vote of a majority of the outstanding shares of the appropriate Fund (are defined in the 1940 Act).

      The investment objective of each Fund is a fundamental policy. In addition, the Funds may not:

      (1) Invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of a Fund's total assets may be invested without regard to this restriction and a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction also does not apply to investments by a Fund in securities of the U.S. Government or any of its agencies and instrumentalities;

      (2) Purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;


      (3) Invest 25% or more of the market value of its total assets in the securities of issuers any one particular industry, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction does not apply to investments by a Fund in securities of the U.S. Government or its agencies and instrumentalities;

      (4) Borrow money on a secured or unsecured basis, except for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of its total assets at the time of the borrowing, provided that, pursuant to the 1940 Act, a Fund may borrow money if the borrowing is made from a bank or banks and only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowings), and provided, further that the borrowing may be made only for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of the Fund's total assets at the time of the borrowing. If such asset coverage of 300% is not maintained, the Fund will take prompt action to reduce its borrowings as required by applicable law;

      (5) Make loans of money, except that a Fund may purchase publicly distributed debt instruments and certificates of deposit and enter into repurchase agreements. Each Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets.

      (6) Invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid;

      (7) Invest in securities of other investment companies, except (a) that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; (b) in compliance with the 1940 Act and applicable state securities laws, or (c) as part of a merger, consolidation, acquisition or reorganization involving the Fund;

      (8) Underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the 1933 Act in selling portfolio securities;

      (9) Purchase or sell real estate. However, a Fund may invest in securities secured by, or issued by companies that invest in, real estate or interests in real estate;

      (10) Issue senior securities, except that a Fund may borrow money as permitted by restrictions 4 and 11. This restriction shall not prohibit the Funds from engaging in short sales, options, futures and foreign currency transactions;


      (11) Pledge or in any way transfer as security for indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 4 above. This restriction shall not prohibit the Funds from engaging in options, futures and foreign currency transactions;


      (12) Purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities;

      (13) Engage in short sales, except that a Fund may use such short-term credits as are necessary for the clearance of transactions;

      (14) Enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that a Fund may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission; or

      (15) Purchase or write options on securities, except for hedging purposes and then only if (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets, (ii) aggregate premiums on put options purchased by a Fund do not exceed 5% of its net assets, (iii) not more than 25% of a Fund's net assets would be hedged, and (iv) not more than 25% of a Fund's net assets are used as cover for options written by the Fund.


      For purposes of investment restriction number 5, the Trust considers the restriction to prohibit the Funds from entering into instruments that have the character of a loan, i.e., instruments that are negotiated on a case-by-case basis between a lender and a borrower. The Trust considers the phrase "publicly distributed debt instruments" in that investment restriction to include, among other things, registered debt securities and unregistered debt securities that are offered pursuant to Rule 144A under the 1933 Act. As a result, the Funds may invest in such securities. Further, the Trust does not consider this investment restriction to prevent the Funds from investing in investment companies that invest in loans.


      Convertible Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in convertible securities. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.


      LargeCap Growth Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large U.S. companies. The Fund also has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such policy. If, subsequent to an investment the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.



      Equity and Bond Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and bonds. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.


INVESTMENT RESTRICTIONS -- DISCIPLINED LARGECAP FUND

      The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. The Fund may not:

      (1) With respect to 75% of the Fund's assets, purchase a security (other than U.S. government obligations) if, as a result, more than 5% of the value of total assets of the Fund would be invested in securities of a single issuer;

      (2) Purchase a security if, as a result, more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Fund;

      (3)   Invest more than 25% of its assets in any one industry;

      (4) Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that it may: (a) borrow from banks up to 33 1/3% of its net assets for temporary purposes but only if, immediately after such borrowing there is asset coverage of 300%, and (b) enter into transactions in options, futures, and options on futures and other transactions not deemed to involve the issuance of senior securities;

      (5) Make loans to other persons (but the Fund may, however, lend portfolio securities, up to 33 1/3% of net assets at the time the loan is made, to brokers or dealers or other financial institutions not affiliated with the Fund or ING, subject to conditions established by ING) (See "Lending Portfolio Securities" in this
            SAI), and may purchase or hold participations in loans, in accordance with the investment objectives and policies of the Fund, as described in the current Prospectus and SAI of the Fund;

      (6)   Underwrite the securities of others;

      (7) Purchase or sell real estate, including real estate limited partnerships (the Fund may purchase marketable securities of companies that deal in real estate or interests therein, including real estate investment trusts); or

      (8) Deal in commodities or commodity contracts, except in the manner described in the current Prospectus and SAI of the Fund.

      The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, the Fund may not:

      (1) Purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that the Fund may purchase shares of other investment companies, subject to such restrictions as may be imposed by the 1940 Act, rules thereunder or any order pursuant thereto or by any state in which shares of the Fund are registered;

      (2) Borrow any amount in excess of 33 1/3% of the Fund's assets, other than for temporary emergency or administrative purposes; or

      (3)   Invest more than 15% of its net assets in illiquid securities.


      As a fundamental policy, this Fund may borrow money from banks to the extent permitted under the 1940 Act. As an operating (non-fundamental) policy, this Fund does not intend to borrow any amount in excess of 10% of its assets, and would do so only for temporary emergency or administrative purposes. In addition, to avoid the potential leveraging of assets, this Fund will not make additional investments when its borrowings, including those investment techniques which are regarded as a form of borrowing, are in excess of 5% of total assets. If this Fund should determine to expand its ability to borrow beyond the current operating policy, the Fund's Prospectus would be amended and shareholders would be notified.



      Disciplined LargeCap Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its total assets, plus the amount of any borrowings for investment purposes, in common stocks included in the Standard & Poor's 500 Composite Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.





INVESTMENT RESTRICTIONS -- SMALLCAP OPPORTUNITIES AND GROWTH OPPORTUNITIES FUNDS

      The Funds have adopted the following investment restrictions as fundamental policies that cannot be changed without approval by holders of a majority (as defined in the 1940 Act) of such Fund's outstanding voting shares. The Funds may not:

      (1) Purchase securities of any one issuer (except U.S. government securities) if, as a result, more than 5% of the Fund's total assets would be invested in that issuer, or the Fund would own or hold more than 10% of the outstanding voting securities of the issuer; provided, however, that up to 25% of the Fund's total assets may be invested without regard to these limitations;

      (2) Purchase more than 10% of the voting securities of any one issuer, except U.S. government securities;

      (3) Concentrate its assets in the securities of issuers all of which conduct their principal business activities in the same industry (this restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);

      (4) Borrow money, except from a bank and as a temporary measure for extraordinary or emergency purposes, provided the Fund maintains asset coverage of 300% for all borrowings;

      (5) Borrow money in excess of 5% of its total assets (taken at market value);

      (6) Make loans, except that each of these Funds may: (a) invest in repurchase agreements, and (b) loan its portfolio securities in amounts up to one-third of the market or other fair value of its total assets;

      (7) Invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than 7 days, that cannot be disposed of within the normal course of business at approximately the amount at which the Fund has valued the securities, excluding restricted securities that have been determined by the Trustees of the Fund (or the persons designated by them to make such determinations) to be readily marketable;

      (8) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter;

      (9) Make any investment in real estate, commodities or commodities contracts, except that these Funds may: (a) purchase or sell readily marketable securities that are secured by interest in real estate or issued by companies that deal in real estate, including real estate investment and mortgage investment trusts; and (b) engage in financial futures contracts and related options, as described herein and in the Fund's Prospectus;

      (10) Issue senior securities, except as appropriate to evidence indebtedness that it is permitted to incur, provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts and related options is not considered the issuance of senior securities;

      (11) Pledge, mortgage or hypothecate in excess of 5% of its total assets (the deposit or payment by a Fund of initial or maintenance margin in connection with futures contracts and related options is not considered a pledge or hypothecation of assets); or

      (12) Purchase securities of any issuer with a record of less than 3 years of continuous operations, including predecessors, except U.S. government securities and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities, if such purchase would cause the investments of a Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value.

      The Funds are also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, the Funds may not:

      (1) Purchase securities of any investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase, or except when such purchase, though not made in the open market, is part of a plan of merger, consolidation, reorganization or acquisition of assets; or

      (2) Purchase more than 3% of the outstanding voting securities of another investment company, invest more than 5% of its total assets in another investment company, or invest more than 10% of its total assets in other investment companies.

      The SmallCap Opportunities Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in common stock of smaller, lesser known U.S. companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT RESTRICTIONS -- MIDCAP VALUE AND SMALLCAP VALUE FUNDS

As a matter of fundamental policy, each Fund:

      (1)   Shall be a "diversified company" as that term is defined in the 1940
            Act

      (2) May not "concentrate" its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction from time to time. This limitation will not apply to a Fund's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collaterized by securities issued by the U.S. Government, its agencies or instrumentalities);

      (3) May not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder;

      (4) May not make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

      (5) May not act as an underwriter of securities except to the extent that, in connection with the disposition of securities by a Fund for its portfolio, a Fund may be deemed to be an underwriter under the applicable law;

      (6) May not purchase or sell real estate, except that a Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or
            (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

      (7) May not issue any senior security (as defined in the 1940 Act), except that (i) a Fund may enter into commitments to purchase securities in accordance with a Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder; (iii) a Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iv) the purchase of sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; or

      (8) May not purchase physical commodities or contracts relating to physical commodities.

      There will be no violation of any investment policy or restriction if that restriction is complied with at the time of purchase, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment, or any other change.

      The MidCap Value Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. issuers with equity market capitalizations greater than $1 billion but no greater than $5 billion at the time of purchase. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      The SmallCap Value Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. issuers with equity market capitalizations of $1.5 billion or less at the time of purchase. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT RESTRICTIONS -- REAL ESTATE FUND

      The following investment limitations are fundamental policies of the Fund that cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less. The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Internal Revenue Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed at least annually to shareholders. The Fund may not:

      (1)   Acquire more than 10% of the voting securities of any one issuer;

      (2) Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and
            (iii) lend its securities;

      (3) Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder;

      (4) Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security;

      (5) Purchase or sell real estate, except that the Fund may purchase securities issued by companies primarily engaged in the real estate industry and will, as a matter of fundamental policy, concentrate its investments in such securities of companies principally engaged in the real estate business;

      (6) Issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund may borrow from any bank, provided that immediately after such borrowing, there is asset coverage of at least 300% for all borrowings of the Fund, and further provided that, to the extent that such borrowings exceed 5% of the Fund's total assets, all borrowings shall be repaid before the Fund makes additional investments. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of the Fund's total assets at the time the Fund makes such temporary borrowing. In addition, the investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets will not be considered borrowing or senior securities. This investment limitation shall not preclude the Fund from issuing multiple classes of shares in reliance on SEC rules or orders;

      (7) Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts;

      (8) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions; or

      (9)   Invest in companies for the purpose of exercising control. .


      The following investment limitations of the Fund is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval:


      (1) The Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.


      Real Estate Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common and preferred stocks of U.S. real estate investments trusts (REITs) and real estate companies. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

                             PORTFOLIO TRANSACTIONS

      Each Investment Management Agreement and Portfolio Management Agreement or Sub-Advisory Agreement authorizes the Investment Adviser or a Sub-Adviser to select the brokers or dealers that will execute the purchase and sale of investment securities for their respective Fund. In all purchases and sales of securities for the portfolio of a Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreements and Portfolio Management Agreements or Sub-Advisory Agreements, the Investment Adviser or a Sub-Adviser determines, subject to the instructions of and review by the Board of a Fund, which securities are to be purchased and sold by a Fund and which brokers are to be eligible to execute portfolio transactions of a Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Investment Adviser or a Sub-Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

      In placing portfolio transactions, the Investment Adviser or a Sub-Adviser will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. With respect to Financial Services Fund, such other factors would include the firm's ability to engage in transactions in shares of banks, thrifts and other issuers involved in the financial services industry that are not listed on an organized stock exchange. The Investment Adviser or Sub-Adviser will seek to obtain the best commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the most favorable price and execution available, consideration may be given to those brokers that supply research and statistical information to a Fund, the Investment Adviser, and/or the Sub-Adviser, and provide other services in addition to execution services. The Investment Adviser or Sub-Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by the Investment Adviser or Sub-Adviser to be useful in varying degrees, but of indeterminable value. As permitted by Section 28(e) of the 1934 Act, the Investment Adviser or Sub-Adviser may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Investment Adviser or Sub-Adviser an amount of disclosed commissions for effecting a securities transaction for a Fund in excess of the commission which another broker-dealer would have charged for effecting the transaction.

      Consistent with this policy, portfolio transactions may be executed by brokers affiliated with the ING Groep N.V. or the Investment Adviser or Sub-Advisers, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. The placement of portfolio brokerage with broker-dealers who have sold shares of a Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD"). Provided the Fund's officers are satisfied that the Fund is receiving the most favorable price and execution available, the Fund may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

      While it will continue to be the ING Funds' general policy to seek first to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for a Fund, a Fund may also give weight to the ability of a broker to furnish brokerage and research services to a Fund, the Investment Adviser or the Sub-Adviser, even if the specific services were not imputed to a Fund and were useful to the Investment Adviser and/or Sub-Adviser in advising other clients. The advisory fees paid by a Fund is not reduced because the Adviser or Sub-Adviser receives such services. In negotiating commissions with a broker, a Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Adviser or Sub-Adviser to be reasonable in relation to the value of the brokerage and research services provided by such broker.

      Purchases of securities for a Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.


      Some securities considered for investment by a Fund may also be appropriate for other clients served by that Fund's Investment Adviser or Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Fund and one or more of these other clients serviced by the Investment Adviser or Sub-Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and the Investment Adviser's or Sub-Adviser's other clients in a manner deemed fair and reasonable by the Investment Adviser or Sub-Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Investment Adviser or Sub-Adviser, and the results of such allocations, are subject to periodic review by the Board. To the extent any of the ING Funds seek to acquire the same security at the same time, one or more of the Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security.


      Purchases and sales of fixed income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.

      In purchasing and selling fixed income securities, it is the policy of each Fund to obtain the best results, while taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While the Investment Adviser or Sub-Adviser generally seeks reasonably competitive spreads or commissions, the ING Funds will not necessarily pay the lowest spread or commission available.

      Brokerage commissions paid by each Fund for previous fiscal years/periods are as follows:


                                                      MAY 31
                           ----------------------------------------------------------
                              2003             2002            2001(1)        2000
                           ----------       ----------       ----------    ----------
Convertible Fund           $   53,920       $   39,019(2)    $   74,457    $  134,086
Equity and Bond Fund       $  182,177(3)    $   64,911(2)    $   99,792    $  102,510
Financial Services Fund    $  246,689(2)    $  533,339       $  586,016    $  359,317
LargeCap Growth Fund       $2,087,206(2)    $4,741,507(3)    $2,929,479    $1,017,307
MagnaCap Fund              $1,367,926(3)    $  817,093       $  956,037    $  301,665


--------------------

(1)   For the eleven-month period from July 1, 2000 through May 31, 2001






(2) The decrease in brokerage commissions paid by the Fund is due to a decrease in the trading activity in the Fund.



(3) The increase in brokerage commissions paid by the Fund is due to an increase in the trading activity in the Fund.



                                                MAY 31                       OCTOBER 31
                             --------------------------------------------    ----------
                                2003             2002            2001(1)        2000
                             ----------       ----------       ----------    ----------
Growth + Value Fund          $1,966,295       $2,048,141       $  737,205    $  731,028
Disciplined LargeCap Fund    $  113,167(2)    $  403,511       $   93,805    $  165,557
Tax Efficient Equity Fund    $   86,378(3)    $   36,511       $   15,297    $   32,736


--------------------
(1)   For the seven-month period from November 1, 2000 through May 31, 2001.


(2) The decrease in brokerage commissions paid by the Fund is due to a decrease in trading activity in the Fund.



(3) The increase in brokerage commission paid by the Fund is due to an increase in the trading activity in the Fund.

                                              MAY 31                           DECEMBER 31
                                              ------                           -----------
                                    2003               2002                2001(1)         2000
                                    ----               ----                -------         ----
SmallCap Opportunities Fund ..   $6,891,693(3)      $2,957,637 (3)      $  591,077      $1,042,831
MidCap Opportunities Fund ....   $3,175,771(3)      $1,054,790 (3)      $  433,856      $  393,763
Growth Opportunities Fund ....   $3,024,078         $3,531,044 (3)      $1,764,125      $3,193,870
Large Company Value Fund .....   $  751,882         $  517,077 (3)      $  322,404      $  592,997
MidCap Value Fund(2) .........   $  238,276(3)      $  112,299                 N/A             N/A
SmallCap Value Fund(2) .......   $  166,033(3)      $   77,093                 N/A             N/A
Real Estate Fund(2) ..........   $  275,427                N/A                 N/A             N/A


-------------

(1)   For the five month period from January 1, 2001 through May 31, 2001.

(2) The MidCap Value Fund and SmallCap Value Fund commenced operations on February 1, 2002. As of May 31, 2002, the Real Estate Fund was advised by a different investment adviser.


(3) The increase in brokerage commissions paid by the Fund is due to an increase in the trading activity in the Fund.



      Of the total commissions paid as of the fiscal year ended May 31, 2003, $4,018,066 was paid to firms which provided research, statistical or other services to the Investment Adviser. The Investment Adviser has not separately identified a portion of such commissions as applicable to the provision of such research, statistical or otherwise.



      During the fiscal years ended May 31, 2003 and 2002, none of the Funds used affiliated brokers to execute portfolio transactions.






      During the year ended May 31, 2003, the following Funds acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents:



FUND                            SECURITY DESCRIPTION               MARKET VALUE
----                            --------------------               ------------
CONVERTIBLE FUND                                                   None

EQUITY AND BOND FUND
                                Bank of America Corp.              $    793,940
                                Goldman Sachs Group LP             $    431,950
                                JP Morgan Chase & Co.              $    433,752
                                Morgan Stanley                     $    768,600

FINANCIAL SERVICES FUND
                                Bank of America Corp.              $ 10,031,840
                                Goldman Sachs Group, Inc.          $  8,190,750
                                JP Morgan Chase & Co.              $  5,274,030
                                Lehman Brothers Holdings Inc.      $ 11,045,346
                                Merrill Lynch & Co., Inc.          $  5,221,980
                                Morgan Stanley                     $  7,718,025
                                US Bancorp.                        $  6,932,250

GROWTH + VALUE FUND                                                None
GROWTH OPPORTUNITIES FUND

                                Bank of America Corp.              $  3,502,240
                                JP Morgan Chase & Co.              $  2,040,606

LARGE COMPANY VALUE FUND

                                Bank of America Corp.              $  3,724,840
                                JP Morgan Chase & Co.              $  3,772,328
                                Merrill Lynch & Co., Inc.          $  3,572,250
                                Morgan Stanley                     $  3,454,125

LARGECAP GROWTH FUND

                                Goldman Sachs Group, Inc.          $  3,512,650
                                JP Morgan Chase & Co.              $  3,815,046

MAGNACAP FUND

                                Bank of America Corp.              $  6,262,480
                                JP Morgan Chase & Co.              $  6,167,822
                                Merrill Lynch & Co., Inc.          $  5,538,070
                                Morgan Stanley                     $  6,071,025

MIDCAP OPPORTUNITIES FUND

                                                                   $  1,877,661
                                Bear Stearns Cos., Inc.

MIDCAPVALUE FUND                                                   None

DISCIPLINED LARGECAP FUND

                                Bear Stearns Cos., Inc.            $    131,359
                                Charles Schwab Corp.               $     45,590
                                Goldman Sachs Group, Inc.          $    330,075
                                JP Morgan Chase & Co.              $    560,263
                                Lehman Brothers Holdings, Inc.     $    361,731
                                Merrill Lynch & Co., Inc.          $    738,265
                                Morgan Stanley                     $    418,613
                                SunTrust Banks, Inc.               $    142,320
                                US Bancorp                         $    585,390

SMALLCAP OPPORTUNITIES FUND                                        None

SMALLCAP VALUE FUND                                                None

TAX EFFICIENT EQUITY FUND

                                Bank of America Corp.              $    712,320
                                Goldman Sachs Group, Inc.          $    692,750

REAL ESTATE FUND                                                   None

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      A complete description of the manner in which shares may be purchased, redeemed or exchanged appears in the Prospectus under "Shareholder Guide." Shares of the ING Funds are offered at the net asset value next computed following receipt of the order by the dealer (and/or the Distributor) or by the Company's transfer agent, DST Systems, Inc. ("Transfer Agent"), plus, for Class A and Class M shares, a varying sales charge depending upon the class of shares purchased and the amount of money invested, as set forth in the Prospectus. Shares subject to a CDSC will continue to age from the date that the original shares were purchased.




      Certain investors may purchase shares of the Funds with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by a Fund consistent with the Fund's investment policies and restrictions. These transactions will only be effected if the Investment Adviser or Sub-Adviser intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. Each Company reserves the right to amend or terminate this practice at any time.

SPECIAL PURCHASES AT NET ASSET VALUE

      Class A or Class M shares of the Funds may be purchased at net asset value, without a sales charge, by persons who have redeemed their Class A or Class M shares of a Fund (or shares of other funds managed by the Investment Adviser in accordance with the terms of such privileges established for such funds) within the previous ninety (90) days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent, or be postmarked, within ninety (90) days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinvestment will not alter any applicable Federal capital gains tax. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

      Class A shares of the Funds may also be purchased at net asset value by any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous ninety (90) days) of shares from any unaffiliated mutual fund on which a sales charge was paid or which were subject at any time to a CDSC, and the Distributor has determined in its discretion that the unaffiliated fund invests primarily in the same types of securities as the ING Fund purchased.

      Additionally, Class A or Class M shares of the Funds may also be purchased at net asset value by any charitable organization or any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). If an investment by an eligible governmental authority at net asset value is made though a dealer who has executed a selling group agreement with respect to the Company (or the other open-end ING Funds) the Distributor may pay the selling firm 0.25% of the Offering Price.

      Shareholders of Pilgrim General Money Market shares who acquired their shares by using all or a portion of the proceeds from the redemption of Class A or Class M shares of other open-end ING Funds distributed by the Distributor may reinvest such amount plus any shares acquired through dividend reinvestment in Class A or Class M shares of a Fund at its current net asset value, without a sales charge.

      The officers, directors/trustees and bona fide full-time employees of each Company and the officers, directors and full-time employees of the Investment Adviser, any Sub-Adviser, the Distributor, any service provider to a Fund or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Investment Adviser or any Sub-Adviser, may purchase Class A or Class M shares of a Fund at net asset value without a sales charge. Such purchaser may be required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to the Fund. Each Company may, under certain circumstances, allow registered investment advisers to make investments on behalf of their clients at net asset value without any commission or concession.

      Class A or M shares may also be purchased at net asset value by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of another open-end fund managed by the Investment Adviser.

      Class A or Class M shares may also be purchased without a sales charge by
(i) shareholders who have authorized the automatic transfer of dividends from the same class of another ING Fund distributed by the Distributor or from ING Prime Rate Trust; (ii) registered investment advisors, trust companies and bank trust departments investing in Class A shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in any one or more Funds, during the 13 month period starting with the first investment, equals at least $1 million; (iii) broker-dealers, who have signed selling group agreements with the Distributor, and registered representatives and employees of such broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step relations, relations-at-law and cousins); (iv) broker-dealers using third party administrators for qualified retirement plans who have entered into an agreement with the ING Funds or an affiliate, subject to certain operational and minimum size requirements specified from time-to-time by the ING Funds; (v) accounts as to which a banker or broker-dealer charges an account management fee ("wrap accounts"); (vi) any registered investment company for which the Investment Adviser serves as adviser; (vii) investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing in either (1) directly in any fund or through any unregistered separate account sponsored by ING Life Insurance and Annuity Company (ILIAC) or any successor thereto or affiliate thereof or (2) in a registered separate account sponsored by ILIAC or any successor thereto or affiliate thereof, but only if no deferred sales charge is paid in connection with such distribution and the investor receives the distribution in connection with a separation from service, retirement, death or disability; and (viii) insurance companies (including separate accounts).


      Shares of MagnaCap Fund are acquired at net asset value by State Street Bank & Trust, Kansas City, Missouri, as Custodian for ING Investment Plans, a unit investment trust for the accumulation of shares of the Fund. As of September 2, 2003, less than 2% of the Fund's then total outstanding shares were held by said Custodian for the account of such plan holders.

      The Funds may terminate or amend the terms of these sales charge waivers at any time.

LETTERS OF INTENT AND RIGHTS OF ACCUMULATION

      An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M shares of any of the Funds which offers Class A shares, Class M shares or shares with front-end sales charges, by completing the Letter of Intent section of the Shareholder Application in the Prospectus (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for the reduced sales charge. At any time within ninety (90) days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one investment in the ING Funds will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder's holdings in the Investment Adviser's funds acquired within ninety (90) days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.

      An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to the maximum sales charge or 5.75% of the total intended purchase will be held in escrow at ING Funds, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly by the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemptions, equal the amount specified under the Letter, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within ninety (90) days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within ten (10) days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub-Transfer Agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.

      If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.

      The value of shares of the Fund plus shares of the other open-end funds distributed by the Distributor can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge applies to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform gift to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Code), by trust companies' registered investment advisors, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

      The reduced sales charge also applies on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.

      Shares of the Fund and other open-end ING Funds purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof), including shares held by its employees under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

      For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the ING Funds which impose a CDSC may be combined with Class A or Class M Shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of a Fund which imposes a CDSC.

REDEMPTIONS

      Payment to shareholders for shares redeemed will be made within seven days after receipt by the Fund's Transfer Agent of the written request in proper form, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio series or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund's shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

      Each Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, each Company has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contain a formula for determining the minimum amount of cash to be paid as part of any redemption. In the event a Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the net asset value of such shares.


      Due to the relatively high cost of handling small investments, each Company reserves the right, upon 30 days written notice, to redeem, at net asset value (less any applicable deferred sales charge), the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000 in the Fund, other than as a result of a decline in the net asset value per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder thirty (30) days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where a Fund has previously waived the minimum investment requirements.


      The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

      Certain purchases of Class A shares and most Class B and Class C shares may be subject to a CDSC. Shareholders will be charged a CDSC if certain of those shares are redeemed within the applicable time period as stated in the prospectus. No CDSC is imposed on any shares subject to a CDSC to the extent that those shares (i) are no longer subject to the applicable holding period,
(ii) resulted from reinvestment of distributions on CDSC shares, or (iii) were exchanged for shares of another fund managed by the Investment Adviser, provided that the shares acquired in such exchange and subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.

      The CDSC or redemption fee will be waived for certain redemptions of shares upon (i) the death or permanent disability of a shareholder, or (ii) in connection with mandatory distributions from an Individual Retirement Account ("IRA") or other qualified retirement plan. The CDSC or redemption fee will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. The CDSC or redemption fee will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services, except that a CDSC or redemption fee may be waived in certain circumstances involving redemptions in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA. The shareholder must notify the Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of CDSC or redemption fee. The waiver will then be granted subject to confirmation of the shareholder's entitlement. The CDSC or redemption fee, which may be imposed on Class A shares purchased in excess of $1 million, will also be waived for registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. These waivers may be changed at any time.

REINSTATEMENT PRIVILEGE

      If you sell Class B or Class C shares of a ING Fund, you may reinvest some or all of the proceeds in the same share class within ninety (90) days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. The amount of any CDSC also will be reinstated. To exercise this privilege, the written order for the purchase of shares must be received by the Transfer Agent or be postmarked within ninety (90) days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.

CONVERSION OF CLASS B SHARES


      A shareholder's Class B shares will automatically convert to Class A shares of the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares, except that Class B shares acquired initially through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase. The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service ("IRS") ruling, if the Investment Adviser deems it advisable to obtain such advice, to the effect that (1) such conversion will not constitute taxable events for federal tax purposes; and (2) the payment of different dividends on Class A and Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two Classes.


         CDSC SCHEDULE FOR SHARES OF MIDCAP OPPORTUNITIES FUND, SMALLCAP OPPORTUNITIES FUND, GROWTH OPPORTUNITIES FUND, DISCIPLINED LARGECAP FUND
                    AND GROWTH + VALUE FUND PURCHASED BEFORE
                                NOVEMBER 1, 1999


      Effective November 1, 1999, the Funds listed above adopted a new CDSC schedule, as set forth in the Prospectus. Class B shares of those Funds purchased before November 1, 1999 are subject to the following contingent sales deferred change schedule:


 YEARS AFTER YOU    CDSC AS A PERCENTAGE
BOUGHT THE SHARES    OF AMOUNT REDEEMED
    1st Year ......         5.00%
    2nd Year ......         4.00%
    3rd Year ......         3.00%
    4th Year ......         2.00%
    5th Year ......         2.00%
  After 5 Years ...          ---


      Prior to November 6, 2000, the CDSC on purchases of Class A shares of Tax Efficient Equity Fund in excess of $1 million was different than the contingent deferred sales charge on similar purchases of the other ING Funds. Shareholders of Tax Efficient Equity Fund that purchased Class A shares subject to a contingent deferred sales charge prior to November 6, 2000 will continue to be subject to the contingent deferred sales charge in place when those shares were purchased. The contingent deferred sales charge on such purchases before November 6, 2000 were as follows:

                                                 TIME PERIOD
                                                 DURING WHICH
                                  CDSC           CDSC APPLIES
                                  ----           ------------
CDSC on Purchases of:       Before 11/06/00     Before 11/06/99
$1,000,000 to $2,499,999    1.00%               12 Months
$2,500,000 to $4,999,999    1.00%               12 Months
$5,000,000 and over         1.00%               12 Months

DEALER COMMISSIONS AND OTHER INCENTIVES

      In connection with the sale of shares of the Funds, the Distributor may pay Authorized Dealers of record a sales commission as a percentage of the purchase price. In connection with the sale of Class A and Class M shares, the Distributor will reallow the following amounts to Authorized Dealers of record from the sales charge on such sales:

                         DEALERS' REALLOWANCE AS A PERCENTAGE OF
                                     OFFERING PRICE
AMOUNT OF TRANSACTION        CLASS A                CLASS M
---------------------        -------                -------
  Less than $50,000           5.00%                  3.00%
  $50,000 - $99,999           3.75%                  2.00%
 $100,000 - $249,999          2.75%                  1.00%
 $250,000 - $499,000          2.00%                  1.00%
 $500,000 - $999,999          1.75%                  None
 $1,000,000 and over        See below                None


      The Distributor may pay to Authorized Dealers out of its own assets commissions on shares sold in Classes A, B and C, at net asset value, which at the time of investment would have been subject to the imposition of a CDSC if redeemed. There is no sales charge on purchases of $1,000,000 or more of Class A shares. However, such purchases may be subject to a CDSC, as disclosed in the Prospectus. The Distributor will pay Authorized Dealers of record commissions at the rates shown in the table below for purchases of Class A shares that are subject to a CDSC:


                                   DEALER COMMISSION AS A
  AMOUNT OF TRANSACTION         PERCENTAGE OF AMOUNT INVESTED
  ---------------------         -----------------------------
$1,000,000 to $2,499,000                    1.00%
$2,500,000 to $4,999,999                    0.50%
   $5,000,000 and over                      0.25%

      Also, the Distributor will pay out of its own assets a commission of 1% of the amount invested for purchases of Class A shares of less than $1 million by qualified employer retirement plans with 50 or more participants.

      The Distributor will pay out of its own assets a commission of 4% of the amount invested for purchases of Class B shares subject to a CDSC. For purchases of Class C shares subject to a CDSC, the Distributor may pay out of its own assets a commission of 1% of the amount invested of each Fund.

      The Distributor may, from time to time, at its discretion, allow a selling dealer to retain 100% of a sales charge, and such dealer may therefore be deemed an "underwriter" under the 1933 Act. The Distributor, at its expense, may also provide additional promotional incentives to dealers. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. For more information on incentives, see "Management of the Funds -- 12b-1 Plans" in this Statement of Additional Information.

                          DETERMINATION OF SHARE PRICE

      As noted in the Prospectus, the NAV and offering price of each class of each Fund's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) during each day on which the NYSE is open for trading. As of the date of this Statement of Additional Information, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day; Fund shares will not be priced on these days.

      Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in less than 60 days will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. See "Net Asset Value" in the shareholder guide of the Prospectus. The long-term debt obligations held in a Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

      Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation procedures applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

      The prices of foreign securities are determined using information derived from pricing services and other sources. The value of the foreign securities traded on exchanges outside the United States is generally based upon the price on the foreign exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of a Fund's valuation). Foreign securities markets may close before a Fund determines its NAV. European, Asian, Latin American, or other international securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's net asset value may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund.

      If a significant event which is likely to impact the value of one or more foreign securities held by a Fund occurs after the time at which the foreign market for such security(ies) closes but before the time that the Fund's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Fund calculates its net asset value. The Board has adopted procedures under which the fair value of foreign securities may, upon the occurrence of a significant event, be determined as of the time a Fund calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Funds are not obligated to use the fair valuations suggested by any research service, and valuations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless a market movement or other event has occurred which constitutes a significant event under procedures adopted by the Board, events affecting the values of portfolio securities that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund's net asset value.

      Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time NAV is computed.

      Options on currencies purchased by the Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.




      The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

      In computing the net asset value for a class of shares of a Fund, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

      The per share net asset value of Class A shares generally will be higher than the per share NAV of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class C. It is expected, however, that the per share net asset value of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

      Orders received by dealers prior to the close of regular trading on the NYSE will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Distributor prior to its close of business that same day (normally 4:00 P.M. Pacific time). It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after the close of regular trading on the NYSE will be confirmed at the next computed offering price as described in the Prospectus.

                             SHAREHOLDER INFORMATION

      Certificates representing shares of a particular Fund will not normally be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

      The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

      Each Company reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of a Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting theses securities to cash. Each Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                       SHAREHOLDER SERVICES AND PRIVILEGES

      As discussed in the Prospectus, the ING Funds provide a Pre-Authorized Investment Program ("Program") for the convenience of investors who wish to purchase shares of a Fund on a regular basis. Such a Program may be started with an initial investment ($1,000 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue. The Program may be terminated without penalty at any time by the investor or the ING Funds. The minimum investment requirements may be waived by the Fund for purchases made pursuant to (i) employer-administered payroll deduction plans, (ii) profit-sharing, pension, or individual or any employee retirement plans, or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.

      For investors purchasing shares of a Fund under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of a Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the 1934 Act, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

      All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by the Fund's Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year. Shareholders may rely on these statements in lieu of certificates. Certificates representing shares of a fund will not be issued unless the shareholder requests them in writing.

SELF-EMPLOYED AND CORPORATE RETIREMENT PLANS

      For self-employed individuals and corporate investors that wish to purchase shares of a Fund, there is available through the Fund a Prototype Plan and Custody Agreement. The Custody Agreement provides that State Street Bank & Trust, Kansas City, Missouri, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $12 for each participant, with no other charges. (This fee is in addition to the normal Custodian charges paid by the ING Funds.) The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Company. Employers who wish to use shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

INDIVIDUAL RETIREMENT ACCOUNTS

      Investors having earned income are eligible to purchase shares of a Fund under an IRA pursuant to Section 408(a) of the Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simple IRA plans that employers may establish on behalf of their employees are also available. Roth IRA plans that enable employed and self-employed individuals to make non-deductible contributions, and, under certain circumstances, effect tax-free withdrawals, are also available. Copies of a model Custodial Account Agreement are available from the Distributor. Investors Fiduciary Trust Company, Kansas City, Missouri, will act as the Custodian under this model Agreement, for which it will charge the investor an annual fee of $12 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the ING Funds). Full details on the IRA are contained in an IRS required disclosure statement, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from the Company. An IRA using shares of a Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.

      Purchases of Fund shares by Section 403(b) and other retirement plans are also available. Section 403(b) plans are arrangements by a public school organization or a charitable, educational, or scientific organization that is described in Section 501(c)(3) of the Internal Revenue Code under which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

TELEPHONE REDEMPTION AND EXCHANGE PRIVILEGES

      As discussed in the Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

      (1) Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the NYSE is open for business (a "Business Day"), but not later than 4:00 p.m. eastern time, will be processed at that day's closing net asset value. For each exchange, the shareholder's account may be charged an exchange fee. There is no fee for telephone redemption; however, redemptions of Class A and Class B shares may be subject to a contingent deferred sales charge (See "Redemption of Shares" in the Prospectus).

      (2) Telephone redemption and/or exchange instructions should be made by dialing 1-800-992-0180 and selecting option 3.

      (3) ING Funds will not permit exchanges in violation of any of the terms and conditions set forth in the ING Funds' Prospectus or herein.

      (4) Telephone redemption requests must meet the following conditions to be accepted by ING Funds:

            (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the registration. This address cannot reflect any change within the previous thirty (30) days.


            (b) Certain account information will need to be provided for verification purposes before the redemption will be executed.



            (c) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed with in a thirty
                  (30) day period.



            (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.



            (e) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.




      (5) If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the ING Fund being acquired.

      (6) Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.

      (7) Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to ING Investments at P.O. Box 419368, Kansas City, MO 64141 and deposited into your account before any transaction may be processed.

      (8) If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the ING Fund to be purchased on the exchange having the same aggregate net asset value as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

      (9) Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the ING Funds' then-current prospectus.

      (10) Proceeds of a redemption may be delayed up to fifteen (15) days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.

SYSTEMATIC WITHDRAWAL PLAN

      You may elect to make periodic withdrawals from your account in any fixed amount in excess of $100 ($1,000 in the case of Class Q) to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000 ($250,000 in the case of Class Q). To establish a systematic cash withdrawal, complete the Systematic Withdrawal Plan section of the Account Application. To have funds deposited to your bank account, follow the instructions on the Account Application. You may elect to have monthly, quarterly, semi-annual or annual payments. Redemptions are normally processed on the fifth day prior to the end of the month, quarter or year. Checks are then mailed or proceeds are forwarded to your bank account on or about the first of the following month. You may change the amount, frequency and payee, or terminate the plan by giving written notice to the Transfer Agent. A Systematic Withdrawal Plan may be modified at any time by the Fund or terminated upon written notice by the relevant Fund.

      During the withdrawal period, you may purchase additional shares for deposit to your account, subject to any applicable sales charge, if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200 ($12,000 in the case of Class Q), whichever is greater. There are no separate charges to you under this Plan, although a CDSC may apply if you purchased Class A, B or C shares. Shareholders who elect to have a systematic cash withdrawal must have all dividends and capital gains reinvested. As shares of a Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purposes.

                                  DISTRIBUTIONS

      As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of a respective class of a Fund at the then current net asset value, with no sales charge. The ING Funds' management believes that most investors desire to take advantage of this privilege. It has therefore made arrangements with its Transfer Agent to have all income dividends and capital gains distributions that are declared by the ING Funds automatically reinvested for the account of each shareholder. A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of a class of a Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional Shares of the respective class of the Fund at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.

                               TAX CONSIDERATIONS

      The following discussion summarizes certain U.S. federal tax considerations generally affecting the ING Funds and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the ING Funds. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive.

      Each Fund intends to qualify as a regulated investment company under the Code. To so qualify and to be taxed as a regulated investment company, each Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

      The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

      The status of the ING Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

      Please note that the ING Real Estate Fund will be sending you a Form 1099 reflecting the distributions you received in a particular calendar year at the end of February of the following year, which is one month later than most such forms are sent.

TAX LOSS CARRY-FORWARDS

      Tax loss carry-forwards were the following as of May 31, 2003:


           FUND                       AMOUNT       EXPIRATION DATES
           ----                       ------       ----------------
Convertible                        $ 99,314,637       2010-2011
Equity and Bond                       6,627,917       2010-2011
Growth + Value Fund                 521,848,512       2009-2011
Growth Opportunities Fund           463,537,631       2009-2011
LargeCap Growth Fund                418,624,352       2008-2011
Large Company Value Fund             13,580,973         2011
MagnaCap                             10,576,002         2011
MidCap Opportunities Fund           183,253,255       2007-2011
Disciplined LargeCap Fund            43,471,296       2008-2011
Small Cap Opportunities Fund        372,918,566       2008-2011
Tax Efficient Equity Fund             7,756,432       2007-2011


DISTRIBUTIONS

      Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

      Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

      Distributions by a Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

      Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies, and passive foreign investment company are not treated as "qualified foreign corporations."

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT

      Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

      Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which such Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income. In general the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

FOREIGN CURRENCY TRANSACTIONS

      Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

PASSIVE FOREIGN INVESTMENT COMPANIES

      A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Gain from the sale of PFIC stock as well as certain distributions from a PFIC are treated as excess distributions. All excess distributions are taxable as ordinary income.

      A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the ING Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

      Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."




FOREIGN WITHHOLDING TAXES

      Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within sixty (60) days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."




      Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than sixteen (16) days (forty-six
(46) days in the case of preferred shares) during the thirty (30)-day period (ninety (90)-day period for preferred shares) beginning fifteen (15) days (forty-five (45) days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

OPTIONS AND HEDGING TRANSACTIONS

      The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

      Certain options and financial contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed above) arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

      Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

      A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

      Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the sixty
(60)-day period beginning with the day such transaction was closed, if certain conditions are met.

      Under the recently enacted tax law, certain hedging activities may cause a dividend, that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed as the rate of tax applicable to ordinary income.

      Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

SHORT SALES AGAINST THE BOX

      If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

OTHER INVESTMENT COMPANIES

      It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

SALE OR OTHER DISPOSITION OF SHARES

      Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of sixty-one
(61) days beginning thirty (30) days before and ending thirty (30) days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.


      In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

BACKUP WITHHOLDING

      Each Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (currently 28%) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

FOREIGN SHAREHOLDERS

      Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

      The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

OTHER TAXES

      Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

REDEMPTIONS

      The right to redeem shares may be suspended and payment therefor postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or, if permitted by rules of the SEC, during periods when trading on the NYSE is restricted, during any emergency that makes it impracticable for any Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, but payment will be forwarded immediately upon the funds becoming available. Shareholders will be subject to the applicable deferred sales charge, if any, for their shares at the time of redemption.

      The contingent deferred sales charge will be waived with respect to Class T shares in the following instances: (i) any partial or complete redemption of shares of a shareholder who dies or becomes disabled, so long as the redemption is requested within one year of death or the initial determination of disability; (ii) any partial or complete redemption in connection with distributions under Individual Retirement Accounts ("IRAs") or other qualified retirement plans in connection with a lump sum or other form of distribution following retirement within the meaning of Section 72(t)(2)(A) (iv) or (v) of the Code, disability or death, or after attaining the age of 59 1/2 in the case of an IRA, Keogh Plan or custodial account pursuant to Section 403(b)(7) of the Code, or on any redemption that results from a tax free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or Section 4979(f) of the Code; (iii) redemptions effected pursuant to the Funds' right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than $500; (iv) redemptions effected by (A) employees of The Advest Group, Inc. ("AGI") and its subsidiaries, (B) IRAs, Keogh plans and employee benefit plans for those employees, and (C) spouses and minor children of those employees, so long as orders for shares are placed on behalf of the spouses or children by the employees; (v) redemptions effected by accounts managed by investment advisory subsidiaries of AGI registered under the Investment Advisers Act of 1940; and (vi) redemptions in connection with exchanges of Fund Class T shares, including shares of the Class T account of the Money Market Portfolio.

EXCHANGES

      The following conditions must be met for all exchanges among the Funds and the Money Market Portfolio: (i) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (ii) the Acquired Shares will be registered to the same shareholder account as the Shares to be surrendered (the "Exchanged Shares"); (iii) the Exchanged Shares must have been held in the shareholder's account for at least thirty (30) days prior to the exchange; (iv) except for exchanges into the Money Market Portfolio, the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (v) a properly executed exchange request has been received by the Transfer Agent.

      Each Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five (5) business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares. Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. Each Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders. Such notice will be given at least sixty (60) days in advance. It is the policy of the Investment Adviser to discourage and prevent frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, ING Investments reserves the right to reject any exchange request.

      If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers of 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

      You are not required to pay an applicable CDSC upon an exchange from any ING Fund into the ING Senior Income Fund. However, if you exchange into the ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the CDSC will apply from the original ING Fund from which you exchanged. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the original ING Fund.

CONVERSION FEATURE

      Class B shares of each Fund will automatically convert to Class A shares without a sales charge at the relative net asset values of each of the classes after eight years from the acquisition of the Class B shares, and as a result, will thereafter be subject to the lower distribution fee (but same service fee) under the Class A Rule 12b-1 plan for each Fund.

                         CALCULATION OF PERFORMANCE DATA

Average Annual Total Return Quotation

      Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one, five and ten years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)(n) = ERV

Where:
      P =   a hypothetical initial payment of $1,000, T = the average annual total return,
      n =   the number of years, and
    ERV =   the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

      All total return figures assume that all dividends are reinvested when paid.

      From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

      Prior to October 17, 1997, Financial Services Fund operated as a closed-end investment company. Upon conversion of the Fund to an open-end investment company on October 17, 1997, all outstanding shares of common stock of the Fund were designated as Class A shares. Performance information for the period prior to October 17, 1997 reflects the performance of the Fund as a closed-end fund. Performance information presented by the Fund for all periods is restated to reflect the current maximum front-end sales load payable by the Class A shares of the Fund. Performance information for the period prior to October 17, 1997 has not been adjusted to reflect annual Rule 12b-1 fees of Class A shares plus additional expenses incurred in connection with operating as an open-end investment company. Performance would have been lower if adjusted for these charges and expenses. Performance information for all periods after October 17,

1997 reflects Class A's annual Rule 12b-1 fees and other expenses associated with open-end investment companies.

Average Annual Total Return (After Taxes On Distributions) Quotation

      Each Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                 P(1 + T)(n) = ATV(D)

Where:
      P =   a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions),
      n =   the number of years, and
 ATV(D) =   ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

      All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

      From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

      Each Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                              P(1 + T)(n)= ATV(DR)

Where:
      P =   a hypothetical initial payment of $1,000,
      T =   the average annual total return (after taxes on distributions),
      n =   the number of years, and
ATV(DR) =   ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

      All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

      From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

      Quotations of yield for the Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                     a-b
                           Yield= 2[(--- + 1)(6) - 1]
                                      cd
where
      a =   dividends and interest earned during the period,
      b =   expenses accrued for the period (net of reimbursements),
      c =   the average daily number of shares outstanding during the period that were entitled to receive dividends, and
      d =   the maximum offering price per share on the last day of the period.

      Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of thirty (30) days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above. A Fund may also from time to time advertise its yield based on a 30-day or 90-day period ended on a date other than the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based. Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

ADDITIONAL PERFORMANCE QUOTATIONS

      Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

      Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS

      In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class A, Class B, Class C, Class I, Class M and Class Q shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results. Prior to October 17, 1997, Financial Services Fund was rated as a closed-end fund, which had a different fee structure. Fee structures are incorporated into certain ratings. If the Fund had been rated using the fee structure of an open-end fund, ratings for those periods may have been different.

      The yield for the various classes of ING Convertible and Equity and Bond Funds for the month ended May 31, 2003 as follows:



FUND              CLASS A     CLASS B    CLASS C    CLASS M    CLASS Q   CLASS T
----              -------     -------    -------    -------    -------   -------
Convertible Fund    1.84       1.32        1.32       N/A        2.10      N/A
Equity and Bond     1.55       0.98        0.98       N/A        1.71     1.22
Fund



      The average annual total returns, including sales charges, for each class of shares of each Fund for the one-, five-, and ten-year periods ended May 31, 2003 and for classes that have not been in operation for ten years, the average annual total return from for the period from commencement of operations to May 31, 2003, are as follows:



                                                             SINCE    INCEPTION
                            1 YEAR    5 YEAR    10 YEAR    INCEPTION     DATE
                            ------    ------    -------    ---------     ----
MagnaCap Fund
   Class A                  -17.51     -3.63      7.28                 8/30/73
   Class A Return After     -17.62     -5.62      4.59                 8/30/73
    Taxes on Distributions
   Class A Return After
    Taxes on
    Distributions and       -11.40     -3.31      5.37                 8/30/73
    Sale of Fund Shares
   Class B                  -17.38     -3.41                 5.86      7/17/95
   Class C                  -14.49                          -6.66       6/1/99
   Class M                  -15.89     -3.59                 5.66      7/17/95
   Class Q                  -12.27                          -8.13     11/19/99
   Class I                                                  16.82     03/05/03
Financial Services Fund
   Class A                  -12.33     -0.60     13.56                 1/24/86
   Class A Return After     -13.57     -2.37     10.91                 1/24/86
    Taxes on Distributions
   Class A Return After
    Taxes on
    Distributions and        -7.42     -1.25     10.58                 1/24/86
    Sale of Fund Shares
   Class B                  -12.00     -0.46                 2.85     10/17/97
LargeCap Growth Fund
   Class A                  -18.52     -2.04                 2.31      7/21/97
   Class A Return After     -18.52     -2.42                 1.96      7/21/97
    Taxes on Distributions
   Class A Return After
    Taxes on
    Distributions and       -12.04     -1.87                 1.84      7/21/97
    Sale of Fund Shares
   Class B                  -18.40     -1.90                 2.51      7/21/97
   Class C                  -15.14     -1.59                 2.62      7/21/97
   Class I                  -13.11                         -22.66      1/08/02
   Class Q                  -13.36     -0.60                 3.62      7/21/97

                                                             SINCE    INCEPTION
                            1 YEAR    5 YEAR    10 YEAR    INCEPTION     DATE
                            ------    ------    -------    ---------     ----
Convertible Fund
   Class A                    1.57      5.90     11.01                 4/19/93
   Class A Return After       0.77      2.95      7.61                 4/19/93
    Taxes on Distributions
   Class A Return After
    Taxes on
    Distributions and         0.92      3.69      7.62                 4/19/93
    Sale of Fund Shares
   Class B                    2.16      6.26                11.74      5/31/95
   Class C                    6.15      6.53     10.96                 4/19/93
   Class Q                    8.11      7.52                11.77      8/31/95
Equity and Bond Fund
   Class A                   -6.40      0.64      6.87                 4/19/93
   Class A Return After      -7.20     -2.71      4.30                 4/19/93
    Taxes on Distributions
   Class A Return After
    Taxes on
    Distributions and        -4.26     -0.99      4.72                 4/19/93
    Sale of Fund Shares
   Class B                   -6.15      0.95                 7.54      5/31/95
   Class C                   -2.24      1.18      6.83                 4/19/93
   Class Q                   -0.61      1.98                 7.19      8/31/95
Growth + Value Fund
   Class A                  -25.45     -4.93                -1.04     11/18/96
   Class A Return After     -25.45     -5.97                -1.96     11/18/96
    Taxes on Distributions
   Class A Return After
    Taxes on
    Distributions and       -16.54     -3.96                -0.80     11/18/96
    Sale of Fund Shares
   Class B                  -25.36     -4.80                -0.84     11/18/96
   Class C                  -22.24     -4.50                -0.86     11/18/96
   Class Q                  -20.79                         -31.33      6/05/00
 Disciplined LargeCap Fund
   Class A                  -14.88                          -6.98     12/30/98
   Class A Return After     -14.88                          -7.08     12/30/98
    Taxes on Distributions
   Class A Return After
    Taxes on
    Distributions and        -9.67                          -5.86     12/30/98
    Sale of Fund Shares
   Class B                  -14.93                          -6.82     12/30/98
   Class C                  -11.34                          -6.40     12/30/98
   Class I                   -9.39                          -5.42     12/30/98
SmallCap Opportunities
Fund
   Class A                  -28.81     -2.48                 4.56       6/5/95

                                                             SINCE    INCEPTION
                            1 YEAR    5 YEAR    10 YEAR    INCEPTION     DATE
                            ------    ------    -------    ---------     ----
   Class A Return After     -28.81     -5.08                 2.58       6/5/95
    Taxes on Distributions
   Class A Return After
    Taxes on
    Distributions and       -18.73     -2.79                 3.35       6/5/95
    Sale of Fund Shares
   Class B                  -28.71     -2.25                 4.62       6/5/95
   Class C                  -25.75     -2.02                 4.59       6/5/95
   Class I                  -24.10                          -3.86       4/1/99
   Class Q                  -24.30                         -27.73       4/4/00
MidCap Opportunities Fund
   Class A                  -14.16                           5.80      8/20/98
   Class A Return After     -14.16                           3.41      8/20/98
    Taxes on Distributions
   Class A Return After
    Taxes on
    Distributions and        -9.21                           3.96      8/20/98
    Sale of Fund Shares
   Class B                  -14.04                           6.14      8/20/98
   Class C                  -10.38                           6.38      8/20/98
   Class I                   -8.50                           7.56      8/20/98
   Class Q                   -8.69                         -19.70       4/4/00
Growth Opportunities Fund
   Class A                  -20.85     -5.97                 3.61       6/5/95
   Class A Return After     -20.85     -8.16                 0.93       6/5/95
    Taxes on Distributions
   Class A Return After
    Taxes on
    Distributions and       -13.55     -4.94                 2.48       6/5/95
    Sale of Fund Shares
   Class B                  -20.72     -5.75                 3.68       6/5/95
   Class C                  -17.42     -5.46                 3.69       6/5/95
   Class I                  -15.64     -4.46                 1.19      3/31/97
   Class Q                  -15.88                         -28.98       6/1/00
Tax Efficient Equity Fund
   Class A                  -18.24                          -4.33     12/15/98
   Class A Return After     -18.24                          -4.39     12/15/98
    Taxes on Distributions
   Class A Return After
    Taxes on
    Distributions and       -11.86                          -3.67     12/15/98
    Sale of Fund Shares
   Class B                  -18.10                          -4.08     12/15/98
   Class C                  -14.74                          -3.74     12/15/98
Large Company Value
         Fund Class A(1)    -20.08     -4.05      6.32                 2/11/59

                                                               SINCE    INCEPTION
                              1 YEAR    5 YEAR    10 YEAR    INCEPTION     DATE
                              ------    ------    -------    ---------     ----
    Class A Return After      -20.17     -5.85      3.53                 2/11/59
     Taxes on Distributions
    Class A Return After
     Taxes on
     Distributions and        -13.06     -3.59      4.32                 2/11/59
     Sale of Fund Shares
    Class B                   -19.99                         -17.22      8/22/00
    Class C                   -16.72                         -16.25      9/26/00
    Class Q                   -15.15                          -7.90     10/04/01
MidCap Value Fund
    Class A                   -21.74    -15.07               -15.07     02/01/02
    Class A Return After      -22.37                         -15.58     02/01/02
     Taxes on Distributions
    Class A Return After      -14.26                         -13.09     02/01/02
     Taxes on
     Distributions and
     Sale of Fund Shares
    Class B                   -21.46                         -13.51     02/04/02
    Class C                   -18.14                         -10.84     02/04/02
    Class I                   -16.35                         -12.72     03/04/02
    Class Q                   -16.62                         -16.71     04/17/02
SmallCap Value Fund
    Class A                   -15.03                          -7.42     02/01/02
    Class A Return After      -15.50                          -7.80     02/01/02
     Taxes on Distributions
    Class A Return After      -9.84                           -6.53     02/01/02
     Taxes on
     Distributions and
     Sale of Fund Shares
    Class B                   -14.96                          -5.76     02/04/02
    Class C                   -11.43                          -2.18     02/07/02
    Class I                    -9.49                          -5.35     03/07/02
    Class Q                    -9.47                         -11.61     04/30/02
Real Estate Fund(2)
    Class A                                                    6.25     12/20/02
    Class I Return After        2.40      4.65                 6.04
     Taxes on Distributions
    Class I Return After
     Taxes on Distributions     2.52      4.37                 5.65
     and Sale of Fund Shares
    Class B                                                    7.77     11/20/02
    Class C                                                    13.56    01/17/03
    Class I                     4.13      6.62                 8.11     12/31/96


----------


(1) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 26, 2000, the Fund's outstanding shares were classified as "Class A" shares.



(2) Performance for Class I shares of the Fund for periods prior to November 4, 2002 includes performance of a predecessor investment company which merged into the Fund on that date. For a more detailed discussion, please refer to "History of the Funds" in the SAI. Class I shares of the predecessor fund commenced operations on December 31, 1996.

      Reports and promotional literature may also contain the following information: (i) a description of the gross national or domestic product and populations, including but not limited to age characteristics, of various countries and regions in which a Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of worldwide equity and debt markets; (iii) the capitalization of U.S. and foreign stock markets prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization; (iv) the geographic distribution of a Fund's portfolio; (v) the major industries located in various jurisdictions; (vi) the number of shareholders in the Funds or other ING Funds and the dollar amount of the assets under management; (vii) descriptions of investing methods such as dollar-cost averaging, best day/worst day scenarios, etc.; (viii) comparisons of the average price to earnings ratio, price to book ratio, price to cash flow and relative currency valuations of the Funds and individual stocks in a Fund's portfolio, appropriate indices and descriptions of such comparisons; (ix) quotes from the Sub-Adviser of a Fund or other industry specialists; (x) lists or statistics of certain of a Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rate, number of holdings, average market capitalization, and modern portfolio theory statistics; (xi) NASDAQ symbols for each class of shares of each Fund; and descriptions of the benefits of working with investment professionals in selecting investments.

      In addition, reports and promotional literature may contain information concerning the Investment Adviser, the Sub-Advisers, ING Capital, ING Funds Services, LLC or affiliates of the Company, the Investment Adviser, the Sub-Advisers, ING Capital or ING Funds Services, LLC including: (i) performance rankings of other funds managed by the Investment Adviser or a Sub-Adviser, or the individuals employed by the Investment Adviser or a Sub-Adviser who exercise responsibility for the day-to-day management of a Fund, including rankings of mutual funds published by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of the ING Funds by ING Capital; (iv) the past performance of ING Capital and ING Funds Services, LLC; (v) the past performance of other funds managed by the Investment Adviser; and (vi) information regarding rights offerings conducted by closed-end funds managed by the Investment Adviser.

                               GENERAL INFORMATION

CAPITALIZATION AND VOTING RIGHTS

      The authorized capital stock of ING Investment Funds, Inc. consists of 500,000,000 shares of $.10 par value each, of which 200,000,000 shares are classified as Shares of MagnaCap Fund. The authorized capital of ING Equity Trust and ING Mayflower Trust, is in each case, an unlimited number of shares of beneficial interest. Holders of shares of each Fund have one vote for each share held. All shares when issued are fully paid, non-assessable, and redeemable. Shares have no preemptive rights. All shares have equal voting, dividend and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors/Trustees can elect 100% of the Directors/Trustees if they choose to do so, and in such event the holders of the remaining shares voting for the election of Directors/Trustees will not be able to elect any person or persons to the Board. Generally, there will not be annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Directors/Trustees unless and until such time as less than a majority of the Directors/Trustees holding office have been elected by shareholders, at which time the Directors/Trustees then in office will call a shareholders' meeting for the election of Directors/Trustees. Shareholders may, in accordance with a Fund's charter, cause a meeting, of shareholders to be held for the purpose of voting on the removal of Directors/Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the affected Fund or class having voting rights. Except as set forth above and subject to the 1940 Act, the Directors/Trustees will continue to hold office and appoint successor Directors/Trustees.

      The Board may classify or reclassify any unissued shares into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. The Board may create additional series (or classes of series) of shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Directors/Trustees of the Company by written notice to shareholders of such series or class. Shareholders may remove Directors/Trustees from office by votes cast at a meeting of shareholders or by written consent.

CUSTODIAN

      Effective April 1, 2003 the cash and securities owned by each of the Funds are held by The Bank of New York Company Inc., One Wall Street, New York, New York 10286, as custodian, which takes no part in the decisions relating to the purchase or sale of the Fund's portfolio securities.

LEGAL COUNSEL

      Legal matters for each Company are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

INDEPENDENT AUDITORS

      KPMG LLP serves as the independent auditors for the Funds. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. KPMG LLP is located at 99 High Street, Boston, Massachusetts 02110.

OTHER INFORMATION

      Each Company is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Company by any governmental agency. The Prospectus and this Statement of Additional Information omit certain of the information contained in each Company's Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

      Investors in the Funds will be kept informed of the Funds' progress through annual and semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statements audited by independent certified public accountants.

REPORTS TO SHAREHOLDERS

      The fiscal year of each Fund ends on May 31. Each Fund will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the independent auditors will be sent to shareholders each year.

DECLARATION OF TRUST

      Equity Trust and Mayflower Trust are organized as Massachusetts business trusts. The Declaration of Trust of these Funds provides that obligations of the Fund are not binding upon its Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the trust or its investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Declaration of Trust also provides that the debts, liabilities, obligations and expenses incurred, contracted for or existing with respect to a designated Fund shall be enforceable against the assets and property of such Fund only, and not against the assets or property of any other Fund or the investors therein.



                              FINANCIAL STATEMENTS

      The financial statements from the Funds' May 31, 2003 Annual Reports are incorporated herein by reference. Copies of the Funds' Annual and Semi-Annual Reports may be obtained without charge by contacting ING Funds at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, (800) 992-0180.

                                    ING FUNDS



                     PROXY VOTING PROCEDURES AND GUIDELINES
                          Effective as of July 10, 2003
                           As amended August 21, 2003



I.    INTRODUCTION



The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by each of the Funds' Boards of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.



II.   VALUATION AND PROXY VOTING COMMITTEE



The Boards hereby delegate to the Valuation and Proxy Voting Committee of each Board (each a "Committee" and collectively, the "Committees") the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund's investment adviser (the "Adviser"). The Proxy Voting Procedures of the Adviser are attached hereto as Exhibit 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined below and in the Adviser's proxy voting procedures) to deal in the first instance with the application of these


----------
(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation and Proxy Voting Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation and Proxy Voting Committee with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" within the meaning of Section 2(a)(19) the Investment Company Act of 1940.

Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.



III.  DELEGATION OF VOTING RESPONSIBILITY



The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of each Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation and Proxy Voting Committee.



When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.



When a Fund is a feeder in a master/feeder structure, proxies for the portfolio securities of the master fund will be voted pursuant to the master fund's proxy voting policies and procedures.



IV.   APPROVAL AND REVIEW OF PROCEDURES



Each Fund's Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2. The Board hereby approves such procedures. All material changes to such procedures must be approved by the Board or the Valuation and Proxy Voting Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Valuation and Proxy Voting Committee at its next regularly scheduled meeting.



V.    VOTING PROCEDURES AND GUIDELINES



THE GUIDELINES WHICH ARE SET FORTH IN EXHIBIT 3 HERETO SPECIFY THE MANNER IN WHICH THE FUNDS GENERALLY WILL VOTE WITH RESPECT TO THE PROPOSALS DISCUSSED THEREIN.



Routine Matters



The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, they appear to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

            B. Matters Requiring Case-by-Case Consideration



      The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.



      Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.



      The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.



            1.    Votes in Accordance with Agent Recommendation



                  In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.



               2.............................................Non-Votes



                  The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.



            3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or Where No Recommendation is Provided by Agent.




                  If the Proxy Group recommends that a Fund vote contrary to the
            Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will then request that each member of the Proxy Group and each Investment Professional participating in the voting process provide a Conflicts Report (as such term is defined for purposes of the Adviser's proxy voting procedures).

                  If Counsel determines that a conflict of interest appears to exist with respect to any member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will then call a meeting of the Valuation and Proxy Voting Committee and forward to such committee all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser's proxy voting procedures).



                  If Counsel determines that there does not appear to be a
            conflict of interest with respect to any member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.



            4. Referrals to a Fund's Valuation and Proxy Voting Committee



                  A Fund's Valuation and Proxy Voting Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.



                  The Proxy Coordinator will maintain a record of all proxy
            questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.



VI.   CONFLICTS OF INTEREST



In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends a vote contrary to the Procedures and Guidelines, or contrary to the recommendation of the Agent, or where the Procedures and Guidelines are silent and the Agent has made no recommendation, and Counsel has determined that a conflict of interest appears to exist with respect to any member of the Proxy Group or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund's Valuation and Proxy Voting Committee for determination so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which it may be deemed to have a conflict of interest.



VII.  REPORTING AND RECORD RETENTION



Beginning in August 2004, on an annual basis, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record posted for any Fund that is a feeder in a master/feeder structure will be that of the master fund. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES



                                ING EQUITY TRUST
                                 ING FUNDS TRUST
                           ING INVESTMENT FUNDS, INC.
                               ING INVESTORS TRUST
                               ING MAYFLOWER TRUST
                                ING MUTUAL FUNDS
                              ING PRIME RATE TRUST
                             ING SENIOR INCOME FUND
                          ING VARIABLE INSURANCE TRUST
                           ING VARIABLE PRODUCTS TRUST
                       ING VP EMERGING MARKETS FUND, INC.
                         ING VP NATURAL RESOURCES TRUST



USLICO SERIES FUND





Effective as of July 10, 2003

                                    EXHIBIT 2



                                     to the



                                    ING Funds



                             Proxy Voting Procedures



                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.



                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY



                                   ----------


                             PROXY VOTING PROCEDURES
                          Effective as of July 10, 2003


                                   ----------




I.    INTRODUCTION



      ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.



      The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.



In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.



The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.





Unless otherwise noted, proxies will be voted in all instances.

II.   ROLES AND RESPONSIBILITIES



      A.    Proxy Coordinator



      The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines ("Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, the proxy Coordinator will call a meeting of the Proxy Group.



      B.    Agent



      An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.



      The Agent shall be instructed to vote all proxies in accordance with the ING Funds' Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group, or a Fund's Valuation and Proxy Voting Committee.



      The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.



      C.    Proxy Group



      The Adviser shall establish a Proxy Group (the "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

      A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group.



      A meeting of the Proxy Group will be held whenever the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation with respect to a vote on a proposal.



      For each proposal referred to the Proxy Group, it will review (1) the Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s) and (4) any other resources that the Proxy Group deems appropriate to aid in a determination of a recommendation.



      If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.



      If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall follow the procedures for such voting as established by a Fund's Board.



      D.    Investment Professionals



      The Funds' Advisers, sub-advisers and/or portfolio managers (referred to herein as "Investment Professionals") may be asked to submit a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate.



III.  VOTING PROCEDURES





            A. IN ALL CASES, THE ADVISER SHALL FOLLOW THE VOTING PROCEDURES AS SET FORTH IN THE PROCEDURES AND GUIDELINES OF THE FUND ON WHOSE BEHALF THE ADVISER IS EXERCISING DELEGATED AUTHORITY TO VOTE.

Routine Matters



The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear.



            C. Matters Requiring Case-by-Case Consideration



      The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.



      Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.



      The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.



            1.    Votes in Accordance with Agent Recommendation



                  In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.



               2.............................................Non-Votes



                  The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.



            3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or Where No Recommendation is Provided by Agent.



                  If the Proxy Group recommends that a Fund vote contrary to the
            Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

            4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.



      IV.  CONFLICTS OF INTEREST



In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group and each Investment Professional participating in the voting process must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives.



      For all matters for which the Proxy Group recommends a vote contrary to Procedures and Guidelines, or the recommendation of the Agent, where applicable, or where the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.



      The Proxy Coordinator shall forward all Conflicts Reports to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.



V.    REPORTING AND RECORD RETENTION



The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES



PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:



          NAME                            TITLE OR AFFILIATION
Stanley D. Vyner          Chief Investment Risk Officer and Executive Vice
                          President of ING Investments, LLC
Karla J. Bos              Acting Proxy Coordinator
Kimberly A. Anderson      Vice President and Assistant Secretary, ING
                          Investments, LLC
Maria Anderson            Assistant Vice President - Manager Fund Compliance
                          of ING Funds Services, LLC
Michael J. Roland         Executive Vice President and Chief Financial
                          Officer of ING Investments, LLC
J. David Greenwald        Vice President - Fund Compliance of ING Fund
                          Services, LLC
Megan L. Dunphy, Esq.     Counsel, ING Americas US Legal Services
Theresa K. Kelety, Esq.   Counsel, ING Americas US Legal Services





      Effective as of July 10, 2003

                                    EXHIBIT 3



                                     TO THE



                        ING FUNDS PROXY VOTING PROCEDURES





                                   ----------


                    PROXY VOTING GUIDELINES OF THE ING FUNDS
                          Effective as of July 10, 2003
                           As amended August 21, 2003


                                   ----------




I.    INTRODUCTION



The following is a statement of the proxy voting Guidelines that have been adopted by the respective Boards of Directors or Trustees of each Fund.



Proxies must be voted in the best interest of the Fund. The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.



The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.



GUIDELINES



      The following Guidelines are grouped according to the types of proposals generally presented to shareholders: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous Governance Provisions, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues.



      In all cases where "case-by-case" consideration is noted, it shall be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc. Such policy may be overridden in any case pursuant to the procedures outlined herein.

      1.    The Board of Directors



Voting on Director Nominees in Uncontested Elections



Votes on director nominees should be made on a CASE-BY-CASE basis.



SEPARATING CHAIRMAN AND CEO



Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately.



Proposals Seeking a Majority of Independent Directors



Evaluate on a CASE-BY-CASE basis shareholder proposals asking that a majority of directors be independent. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.



Stock Ownership Requirements



Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.



Term of Office



Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.



Age Limits



Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.



Director and Officer Indemnification and Liability Protection



Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if:



      (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and



      (2)   Only if the director's legal expenses would be covered.




      2.    Proxy Contests



Voting for Director Nominees in Contested Elections



Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.



REIMBURSE PROXY SOLICITATION EXPENSES



Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

      3.    Auditors



RATIFYING AUDITORS



Generally, vote FOR proposals to ratify auditors.



Non-Audit Services



Consider on a CASE-BY-CASE basis proposals to approve auditors when total non-audit fees exceed the total of audit fees, audit-related fees and permissible tax fees.



AUDITOR INDEPENDENCE



      GENERALLY, VOTE AGAINST SHAREHOLDER PROPOSALS ASKING COMPANIES TO PROHIBIT THEIR AUDITORS FROM ENGAGING IN NON-AUDIT SERVICES (OR CAPPING THE LEVEL OF NON-AUDIT SERVICES).



AUDIT FIRM ROTATION (SHAREHOLDER PROPOSALS):



Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.



      4.    Proxy Contest Defenses



Board Structure: Staggered vs. Annual Elections



Generally, vote AGAINST proposals to classify the board.



Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.



Shareholder Ability to Remove Directors



Generally, vote AGAINST proposals that provide that directors may be removed only for cause.



Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.



Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.



Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.



Cumulative Voting



Generally, vote AGAINST proposals to eliminate cumulative voting.



Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.



Shareholder Ability to Call Special Meetings



Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.



Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.



SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT



Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.



Generally, vote FOR proposals to allow or make easier shareholder action by written consent.



Shareholder Ability to Alter the Size of the Board



Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board.



Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.




      5.    Tender Offer Defenses



Poison Pills



Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.



Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.



Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.



FAIR PRICE PROVISIONS



Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.



Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.



Greenmail



Generally, vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.



Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.



Pale Greenmail



Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.



Unequal Voting Rights



Generally, vote AGAINST dual-class exchange offers.



Generally, vote AGAINST dual-class recapitalizations.



Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws



Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.



Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.



SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS



Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.



Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements



Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.




      6.    Miscellaneous Governance Provisions



CONFIDENTIAL VOTING



Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:



      - In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.



      -     If the dissidents agree, the policy remains in place.



      - If the dissidents do not agree, the confidential voting policy is waived.



Generally, vote FOR management proposals to adopt confidential voting.



Equal Access



Generally, vote FOR shareholder proposals that would allow significant company shareholders (defined as those holding more than $5 million in securities of the company in question) equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.



Bundled Proposals



Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.



Shareholder Advisory Committees



Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.




      7.    Capital Structure



Common Stock Authorization



Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.



Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.



Stock Distributions: Splits and Dividends



Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

Reverse Stock Splits



Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.



PREFERRED STOCK



Generally, vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).



Generally, vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.



Generally, vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.



Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.



Shareholder Proposals Regarding Blank Check Preferred Stock



Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.



Adjustments to Par Value of Common Stock



Generally, vote FOR management proposals to reduce the par value of common stock.



Preemptive Rights



Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.



Debt Restructurings



Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.



SHARE REPURCHASE PROGRAMS



Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.



Tracking Stock



Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.




      8.    Executive and Director Compensation



Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis.



Management Proposals Seeking Approval to Reprice Options



Generally, vote AGAINST management proposals seeking approval to reprice options.

DIRECTOR COMPENSATION



Votes on stock-based plans for directors are made on a CASE-BY-CASE basis.



Employee Stock Purchase Plans



Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.



OBRA-Related Compensation Proposals:



   AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE FEATURES



   Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.



   AMENDMENTS TO ADD PERFORMANCE-BASED GOALS



   Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.



   AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA



   Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.



   APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS



   Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.



SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY



Generally, vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.



Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.



GOLDEN AND TIN PARACHUTES



Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.



Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.



EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)



Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).



401(K) EMPLOYEE BENEFIT PLANS



Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

EXPENSING OF STOCK OPTIONS



Consider shareholder proposals to expense stock options on a CASE-BY-CASE basis.




      9.    State of Incorporation



VOTING ON STATE TAKEOVER STATUTES



Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).



VOTING ON REINCORPORATION PROPOSALS



Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis.




      10.   Mergers and Corporate Restructurings



MERGERS AND ACQUISITIONS



Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.



CORPORATE RESTRUCTURING



Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a CASE-BY-CASE basis.



SPINOFFS



Votes on spinoffs should be considered on a CASE-BY-CASE basis.



ASSET SALES



Votes on asset sales should be made on a CASE-BY-CASE basis.



LIQUIDATIONS



Votes on liquidations should be made on a CASE-BY-CASE basis.



ADJOURNMENT



Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.



APPRAISAL RIGHTS



Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.



CHANGING CORPORATE NAME



Generally, vote FOR changing the corporate name.

      11.   Mutual Fund Proxies



ELECTION OF DIRECTORS



Vote the election of directors on a CASE-BY-CASE basis.



CONVERTING CLOSED-END FUND TO OPEN-END FUND



Vote conversion proposals on a CASE-BY-CASE basis.



PROXY CONTESTS



Vote proxy contests on a CASE-BY-CASE basis.



INVESTMENT ADVISORY AGREEMENTS



Vote the investment advisory agreements on a CASE-BY-CASE basis.



APPROVING NEW CLASSES OR SERIES OF SHARES



Generally, vote FOR the establishment of new classes or series of shares.



PREFERRED STOCK PROPOSALS



Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.



1940 ACT POLICIES



Vote these proposals on a CASE-BY-CASE basis.



CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION



Vote these proposals on a CASE-BY-CASE basis.



CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL



Generally, vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.



NAME RULE PROPOSALS



Vote these proposals on a CASE-BY-CASE basis.



DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION



Vote these proposals on a CASE-BY-CASE basis.



CHANGES TO THE CHARTER DOCUMENT



Vote changes to the charter document on a CASE-BY-CASE basis.



CHANGING THE DOMICILE OF A FUND



Vote reincorporations on a CASE-BY-CASE basis.



CHANGE IN FUND'S SUBCLASSIFICATION



Vote these proposals on a CASE-BY-CASE basis.



AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL



Generally, vote FOR these proposals.

DISTRIBUTION AGREEMENTS



Vote these proposals on a CASE-BY-CASE basis.



MASTER-FEEDER STRUCTURE



Generally, vote FOR the establishment of a master-feeder structure.



CHANGES TO THE CHARTER DOCUMENT



Vote changes to the charter document on a CASE-BY-CASE basis.



MERGERS



Vote merger proposals on a CASE-BY-CASE basis.



ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT



Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.



REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED



Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.



TERMINATE THE INVESTMENT ADVISOR



Vote to terminate the investment advisor on a CASE-BY-CASE basis.




      12.   Social and Environmental Issues



These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.



In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.




----------
(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation and Proxy Voting Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation and Proxy Voting Committee with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" within the meaning of Section 2(a)(19) the Investment Company Act of 1940.

                                     PART C
                                OTHER INFORMATION

ITEM 23.          EXHIBITS
(a)      (1)      Declaration of Trust - previously filed as an Exhibit to
                  Registrant's Initial Registration Statement on Form N-1A filed on August 24, 1993 and incorporated herein by reference.

         (2)      Form of Establishment and Designation of Class of Shares of
                  Beneficial Interest - previously filed as an Exhibit to Post-Effective Amendment No. 46 to Registrant's Registration
                  Statement on Form N-1A filed on May 9, 2001 and incorporated herein by reference.

         (3) Form of Certificate of the Amendment to the Declaration of Trust - previously filed as an Exhibit to Post-Effective
                  Amendment No. 51 to Registrant's Registration Statement on
                  Form N-1A filed on February 27, 2002 and incorporated herein by reference.

         (4) Form of Certificate of the Amendment to the Declaration of Trust - previously filed as an Exhibit to Post-Effective
                  Amendment No. 53 to Registrant's Registration Statement on
                  Form N-1A filed on September 23, 2002 and incorporated herein by reference.

(b)               By-laws - previously filed as an Exhibit to Registrant's
                  Initial Registration Statement on Form N-1A filed on
                  August 24, 1993 and incorporated herein by reference.

(c)               N/A

(d)      (1)      Investment Advisory Contract - previously filed as an Exhibit to Pre-Effective Amendment No. 1 to Registrant's
                  Registration Statement on Form N-1A filed on October 7, 1993 and incorporated herein by reference.

         (2) Investment Advisory Contract - previously filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Registration
                  Statement on Form N-1A filed on August 5, 1996 and incorporated herein by reference.

         (3) Investment Advisory Contract - previously filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant's
                  Registration Statement on Form N-1A filed on December 13, 1996 and incorporated herein by reference.

         (4) Investment Advisory Contract - previously filed as an Exhibit to Post-Effective Amendment No. 19 to Registrant's
                  Registration Statement on Form N-1A filed on April 30, 1997 and incorporated herein by reference.

         (5) Investment Advisory Contract - previously filed as an Exhibit to Post-Effective Amendment No. 33 to Registrant's
                  Registration Statement on Form N-1A filed on December 29, 1997 and incorporated herein by reference.

         (6) Investment Advisory Contract - previously filed as an Exhibit to Post-Effective Amendment No. 36 to Registrant's
                  Registration Statement on Form N-1A filed on October 23, 1998 and incorporated herein by reference.

         (7)      Form of Investment Management Agreement between Registrant and
                  Pilgrim Investments, Inc. - previously filed as an Exhibit to Post-Effective Amendment No. 44 to Registrant's Registration
                  Statement on Form N-1A filed on December 22, 2000 and incorporated herein by reference.

         (8)      Form of Sub-Advisory Agreement between Pilgrim Emerging
                  Markets Value Fund, Pilgrim Investments, Inc. and Brandes
                  Investment Partners, L.P. - previously filed as an Exhibit to Post-Effective Amendment No. 45 to Registrant's Registration
                  Statement on Form N-1A filed on March 1, 2001 and incorporated herein by reference.

         (9)      Form of Sub-Advisory Agreement between Pilgrim International
                  Value Fund, Pilgrim Investments, Inc. and Brandes Investment
                  Partners, L.P. - previously filed as an Exhibit to Post-Effective Amendment No. 45 to Registrant's Registration
                  Statement on Form N-1A filed on March 1, 2001 and incorporated herein by reference.

         (10)     Form of Sub-Advisory Agreement between Pilgrim Research
                  Enhanced Index Fund, Pilgrim Investments, Inc. and J.P. Morgan
                  Investment Management Inc. - previously filed as an Exhibit to Post-Effective Amendment No. 45 to Registrant's Registration
                  Statement on Form N-1A filed on March 1, 2001 and incorporated herein by reference.

         (11)     Form of Sub-Advisory Agreement between Pilgrim Growth + Value
                  Fund, Pilgrim Investments, Inc. and Navellier Fund Management,
                  Inc. - previously filed as an Exhibit to Post-Effective
                  Amendment No. 45 to Registrant's Registration Statement on
                  Form N-1A filed on March 1, 2001 and incorporated herein by reference.

         (12)     Form of Sub-Advisory Agreement between Pilgrim Research
                  Enhanced Index Fund, ING Pilgrim Investments, LLC and Aeltus
                  Investment Management, Inc. - previously filed as an Exhibit to Post-Effective Amendment No. 47 to Registrant's
                  Registration Statement on Form N-1A filed on August 1, 2001 and incorporated herein by reference.

(e)      (1)      Form Underwriting Contracts - Class B Shares - previously
                  filed as an Exhibit to Post-Effective Amendment No. 41
                  to Registrant's Registration Statement on Form N-1A filed on
                  January 4, 2000 and incorporated herein by reference.

         (2)      Form of Underwriting Agreement between Registrant and Pilgrim
                  Securities, Inc. - previously filed as an Exhibit to Post-Effective Amendment No. 44 to Registrant's Registration
                  Statement on Form N-1A filed on December 22, 2000 and incorporated herein by reference.

         (3)      Form of Amended and Restated Underwriting Agreement between
                  Registrant and ING Pilgrim Securities, Inc. - previously filed as an Exhibit to Post-Effective Amendment No. 48 to
                  Registrant's Registration Statement on Form N-1A filed on
                  October 1, 2001 and incorporated herein by reference.

         (4) Form of Amended and Restated Distribution and Service Plan - previously filed as an Exhibit to Post-Effective Amendment No.
                  48 to Registrant's Registration Statement on Form N-1A filed on October 1, 2001 and incorporated herein by reference.

(f)               N/A

(g)      (1)      Custodian Agreement - previously filed as an Exhibit to
                  Post-Effective Amendment No. 7 to Registrant's Registration
                  Statement on Form N-1A filed on December 29, 1995 and
                  incorporated herein by reference.

         (2) Custodian Agreement - previously filed as an Exhibit to Post-Effective Amendment No. 35 to Registrant's Registration
                  Statement on Form N-1A filed on February 27, 1998 and incorporated herein by reference.

         (3) Custodian Agreement - previously filed as an Exhibit to Post-Effective Amendment No. 36 to Registrant's Registration
                  Statement on Form N-1A filed on October 23, 1998 and incorporated herein by reference.

         (4)      Form of Custodian Agreement between Registrant and State
                  Street Bank and Trust - previously filed as an Exhibit to Post-Effective Amendment No. 51 to Registrant's Registration
                  Statement on Form N-1A filed on February 27, 2002 and incorporated herein by reference.

         (5) Form of Amended Foreign Custody Manager Delegation Agreement between Registrant and Brown Brothers Harriman & Co. - previously filed as an Exhibit to Post-Effective Amendment No.
                  45 to Registrant's Registration Statement on Form N-1A filed on March 1, 2001 and incorporated herein by reference.


         (6) Securities Lending Agreement and Guaranty dated August 7, 2003 between each investment company listed on Exhibit A and The
                  Bank of New York. *


(h)      (1)      Other Material Contracts -- previously filed as an Exhibit to
                  Post-Effective Amendment No. 2 to Registrant's Registration
                  Statement on Form N-1A filed on November 3, 1993 and
                  incorporated herein by reference.

         (2)      Other Material Contracts -- previously filed as an Exhibit to
                  Post-Effective Amendment No. 19 to Registrant's Registration
                  Statement on Form N-1A field on April 30, 1997 and incorporated herein by reference.

         (3)      Other Material Contracts - previously filed as an Exhibit to
                  Post-Effective Amendment No. 36 to Registrant's Registration
                  Statement on Form N-1A filed on October 23, 1998 and incorporated herein by reference.

         (4)      Administrative Services Agreement between Registrant and ING
                  Pilgrim Group, LLC As Restated April 20, 2000. *

         (5)      Amendment to Administration Agreement dated November 2,
                  2001. *

                  (i) Schedule of Approvals with respect to the Amended and Restated Administrative Services Agreement between ING
                        Mayflower Trust and ING Funds Services, LLC. *

         (6)      Form of Fund Accounting Agreement with Brown Brothers Harriman
                  & Co. - previously filed as an Exhibit to Post-Effective
                  Amendment No. 51 to Registrant's Registration Statement on
                  Form N-1A filed on February 27, 2002 and incorporated herein by reference.

(i)      (1)      Opinion of Counsel - Previously filed as an Exhibit to
                  Post-Effective No. 92 to Registrant's Registration Statement
                  on Form N-1A filed 2002 and incorporated herein by reference.

         (2)      Consent of Counsel.  *

(j)      (1)      Consent of Auditors.  *

(k)               N/A

(l)               N/A

(m)               Form of Rule 12b-1 Plan - previously filed as an Exhibit to
                  Post-Effective Amendment No. 41 to Registrant's Registration
                  Statement on Form N-1A filed on January 4, 2000 and incorporated herein by reference.

(n)      (1)      Form of Multiple Class Plan - previously filed as an Exhibit to Post-Effective Amendment No. 48 to Registrant's
                  Registration Statement on Form N-1A filed on October 1, 2001 and incorporated herein by reference.

         (2) Form of Amended and Restated Multiple Class Plan - previously filed as an Exhibit to Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A filed on May
                  9, 2001 and incorporated herein by reference.

(o)      (1)      Pilgrim Group Funds Code of Ethics - previously filed as an
                  Exhibit to Post-Effective Amendment No. 43 to Registrant's
                  Registration Statement on Form N-1A filed on April 28, 2000 and incorporated herein by reference.

         (2)(i) Form of Brandes Investment Partners, L.P. Code of Ethics - previously filed as an Exhibit to Post-Effective Amendment No.
                  43 to Registrant's Registration Statement on Form N-1A filed on April 28, 2000 and incorporated herein by reference.

         (2)(ii)  Form of Brandes Investment Partners, L.P. Amendment to Code of
                  Ethics - previously filed as an Exhibit to Post-Effective
                  Amendment No. 43 to Registrant's Registration Statement on
                  Form N-1A filed on April 28, 2000 and incorporated herein by reference.

         (2)(iii) Form of Brandes Investment Partners, L.P. Amendment to Code of
                  Ethics - previously filed as an Exhibit to Post-Effective
                  Amendment No. 48 to Registrant's Registration Statement on
                  Form N-1A filed on October 1, 2001 and incorporated herein by reference.

         (3) Form of J.P. Investment Management Inc. Code of Ethics - previously filed as an Exhibit to Post-Effective Amendment No.
                  43 to Registrant's Registration Statement on Form N-1A filed on April 28, 2000 and incorporated herein by reference.

         (4) Form of Navellier Fund Management Inc. Code of Ethics - previously filed as an Exhibit to Post-Effective Amendment No.
                  43 to Registrant's Registration Statement on Form N-1A filed on April 28, 2000 and incorporated herein by reference.

         (5) Form of Aeltus Investment Management, Inc. Code of Ethics - previously filed as an Exhibit to Post-Effective Amendment No.
                  47 to Registrant's Registration Statement on Form N-1A filed on August 1, 2001 and incorporated herein by reference.

ITEM 24.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

         There are no persons controlled by or under common control with the Fund.

ITEM 25.          INDEMNIFICATION - MAYFLOWER TRUST (formerly the "Northstar
                  Trust")

         Section 4.3 of Registrant's Declaration of Trust provides the following:

         (a) Subject to the exceptions and limitations contained in paragraph
         (b) below:

                  (i) every person who is, or has been, a Trustee or Officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; and

                  (ii) the word "claim", "action", "suit" or "proceeding" shall apply to all claims, actions, suit or proceedings (civil, criminal, administrative or other including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         (b) No indemnification shall be provided hereunder to a Trustee or
Officer:

                  (i) against any liability to the Trust, a Series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                  (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in reasonable belief that his action was in the best interest of the Trust; or

                  (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b) (i) or
         (b) (ii) resulting in a payment by a Trustee or Officer, unless there has been a determination that such Trustee or Officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                           (A) by the court or other body approving the settlement or other disposition; or

                           (B) based upon the review of readily available facts (as opposed to full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

                           (C) The rights of Indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or Officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or Officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

                           (D) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

                                    (i) such undertaking is secured by a surety
                  bond or some other appropriate security provided by the recipient or the Trust shall be insured against losses arising out of any such advances; or

                                    (ii) a majority of the Disinterested
                  Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

                  As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in connection with the successful defense of any action suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Act and be governed by final adjudication of such issue.

                  Section 8 of Registrant's Administration Agreement provides for the indemnification of Registrant's Administrator against all liabilities incurred by it in performing its obligations under the agreement, except with respect to matters involving its disabling conduct.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF ADVISER

         Information as to the directors and officers of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-48282) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference.

         Information as to the directors and officers of the sub-advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the sub-advisers in the last two years, are included in their application for registration as investment advisers on Form ADV for Brandes Investment Partners, LLC (File No. 801-24896) and Aeltus Investment Management, Inc. (File No. 801-9046).

ITEM 27. PRINCIPAL UNDERWRITER

         (a) ING Funds Distributor, LLC is the principal underwriter for ING Mutual Funds; ING Funds Trust; ING Equity Trust; ING Investment Funds, Inc.; ING Prime Rate Trust; ING Senior Income Fund; ING Series Fund, Inc.; ING Variable Products Trust; ING VP Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; ING Variable Insurance Trust; USLICO Series Fund; ING VP Balanced Portfolio, Inc.; ING Variable Portfolios, Inc.; ING VP Growth and Income Portfolio; ING VP Bond Portfolio; ING VP Money Market Portfolio; ING Strategic Allocation Portfolios, Inc. and ING GET Fund.

         (b) Information as to the directors and officers of ING Funds Distributor, Inc., together with information as to any other business, profession, vocation of employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 8-48020) filed under the Securities Exchange Act of 1934 and is incorporated herein by reference thereto.

         (c) Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

         State Street Bank and Trust Co. at 1776 Heritage Drive, North Quincy, MA 02171 and Brown Brothers Harriman & Co. at 40 Water Street, Boston, MA 02109-2661 maintain the records as Custodians and Fund Accounting Agents of the
Registrant:

         (l) Receipts and delivery of securities including certificate numbers;

         (2) Receipts and disbursement of cash;

         (3) Records of securities in transfer, securities in physical possession, securities owned and securities loaned; and

         (4) Fund Accounting Records

         DST System, Inc. ("DST") maintains the following records at 210 West 10th Street, 8th Floor, Kansas City, MO 64105, as Transfer Agent and Blue Sky Administrator for the Registrant:

         (1) Shareholder Records;

         (2) Share accumulation accounts; details as to dates, number of shares and share prices of each account;

         (3) Fund Accounting Records; and

         (4) State Securities Registration Records

         All other records required by item 30 (a) are maintained at the office of the Investment Adviser Administrator, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258 and the office of the appropriate Subadviser, Brandes Investment Partners, LLC, 11988 El Camino Real Ste. 500, San Diego, CA 92191, Aeltus Investment Management, Inc., 10 State House Square, Hartford Connecticut 06103-3602, or Navellier Fund Management, Inc., 1 East Liberty, Third Floor, Reno, NV 89501.

ITEM 29. MANAGEMENT SERVICES

         Not applicable.

ITEM 30. UNDERTAKINGS

         (a) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested in writing to do so by the holders of at least 10% of the Trust's outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

         (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and State of Arizona on the 30th day of September, 2003.

                                                   ING MAYFLOWER TRUST

                                                   By: /s/ Kimberly A. Anderson
                                                       ------------------------
                                                       Kimberly A. Anderson
                                                       Vice President

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

        SIGNATURE                         TITLE                     DATE
        ---------                         -----                     ----
                              Director/Trustee and Chairman   September 30, 2003
---------------------------
     John G. Turner*

                              President and Chief Executive   September 30, 2003
                              Officer
---------------------------
   James M. Hennessy*

                              Executive Vice President and    September 30, 2003
                              Principal Financial Officer
---------------------------
   Michael J. Roland*

                              Director/Trustee                September 30, 2003
---------------------------
    Paul S. Doherty*

                              Director/Trustee                September 30, 2003
---------------------------
  J. Michael Earley*

                              Director/Trustee                September 30, 2003
---------------------------
  R. Barbara Gitenstein*

                              Director/Trustee                September 30, 2003
---------------------------
    Walter H. May, Jr.*

                              Director/Trustee                September 30, 2003
---------------------------
   Thomas J. McInerney*

                              Director/Trustee                September 30, 2003
---------------------------
       Jock Patton*

                              Director/Trustee                September 30, 2003
---------------------------
    David W.C. Putnam*

                              Director/Trustee                September 30, 2003
---------------------------
     Blaine E. Rieke*

                              Director/Trustee                September 30, 2003
---------------------------
     Roger B. Vincent*

                              Director/Trustee                September 30, 2003
---------------------------
   Richard A. Wedemeyer*

*By: /s/ Kimberly A. Anderson
     ------------------------
     Kimberly A. Anderson
     Attorney-in-Fact**

**   Powers of Attorney for James M. Hennessy, Michael J. Roland and each
Trustee were filed as attachments to Post-Effective Amendment No. 24 to the Registrant's Form N-1A Registration Statement as filed on February 27, 2002, and are incorporated herein by reference. Mr. Doherty's Power of Attorney was filed as an attachment to Post-Effective Amendment No. 29 as filed on July 11, 2002 and is incorporated herein by reference.

                                  EXHIBIT INDEX



EXHIBIT NUMBER                       NAME OF EXHIBIT

   g (6)        Securities Lending Agreement and Guaranty dated August 7, 2003.

   h (4)        Administrative Services Agreement as Restated April 30, 2000.

   h (5)        Amendment to Administration Agreement.

   h (5) (i)    Schedule of Approvals with respect to the Amended and Restated
                Administrative Services Agreement.

   i (2)        Consent of Counsel

   j (1)        Consent of Auditors


                                       13